                                                               Exhibit 99.1(a)
===============================================================================



                            The Warwick Savings Bank



                                   Conversion

                                   Valuation

                                   Appraisal


Date Issued:                                            September 18, 1997

Date of Market Prices:                                   September 8, 1997





===============================================================================

                                Table of Contents
                            The Warwick Savings Bank
                                Warwick, New York


INTRODUCTION                                                                1
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1.  OVERVIEW AND FINANCIAL ANALYSIS                                         3
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   GENERAL OVERVIEW                                                         3
   STRATEGIC DIRECTION                                                      5
   BALANCE SHEET TRENDS                                                     6
   LOAN PORTFOLIO                                                           9
   SECURITIES                                                              12
   INVESTMENTS AND MORTGAGE-BACKED SECURITIES                              13
   ASSET QUALITY                                                           15
   FUNDING COMPOSITION                                                     18
   ASSET/LIABILITY MANAGEMENT                                              20
   NET WORTH AND CAPITAL                                                   21
   INCOME AND EXPENSE TRENDS                                               22
   SUBSIDIARIES                                                            26
   LEGAL PROCEEDINGS                                                       26


2.  MARKET AREA ANALYSIS                                                   27
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   BRANCH FACILITIES                                                       28
   MARKET AREA DEMOGRAPHICS                                                29
   MARKET AREA DEPOSIT CHARACTERISTICS                                     34


3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS                               38
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   INTRODUCTION                                                            38
   SELECTION SCREENS                                                       38
   SELECTION CRITERIA                                                      39
   COMPARABLE GROUP PROFILES                                               42
   CORPORATE DATA                                                          47
   KEY FINANCIAL DATA                                                      48
   CAPITAL DATA                                                            49
   ASSET QUALITY DATA                                                      50
   PROFITABILITY DATA                                                      51
   INCOME STATEMENT DATA                                                   52
   GROWTH DATA                                                             53
   MARKET CAPITALIZATION DATA                                              54
   DIVIDEND DATA                                                           55


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

   PRICING DATA                                                            56


4.  MARKET VALUE DETERMINATION                                             57
-----------------------------------------------------------------------------

   INTRODUCTION                                                            57
   FINANCIAL STRENGTH                                                      58
   EARNINGS QUALITY, PREDICTABILITY AND GROWTH                             60
   MARKET AREA                                                             64
   MANAGEMENT                                                              65
   DIVIDENDS                                                               66
   LIQUIDITY OF THE ISSUE                                                  67
   SUBSCRIPTION INTEREST                                                   68
   RECENT REGULATORY MATTERS                                               69
   MARKET FOR SEASONED THRIFT STOCKS                                       70
   ACQUISITION  MARKET                                                     74
   ADJUSTMENTS TO VALUE                                                    81
   VALUATION APPROACH                                                      82
   VALUATION CONCLUSION                                                    86


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
                                 List of Figures
                            The Warwick Savings Bank
                                Warwick, New York

FIGURE 1 - CURRENT BRANCH LIST                                              3
FIGURE 2 - HISTORICAL TIMELINE                                              4
FIGURE 3 - ASSET AND RETAINED EARNINGS CHART                                6
FIGURE 4 - AVERAGE YIELDS AND COSTS                                         7
FIGURE 5 - KEY BALANCE SHEET DATA                                           8
FIGURE 6 - KEY OPERATIONS DATA                                              8
FIGURE 7 - LOAN MIX AS OF MAY 31, 1997 CHART                                9
FIGURE 8 - NET LOANS RECEIVABLE CHART                                      10
FIGURE 9 - LOAN MIX                                                        11
FIGURE 10 - SECURITIES CHART                                               12
FIGURE 11 - INVESTMENT MIX                                                 13
FIGURE 12 - INVESTMENT PORTFOLIO MATURITY                                  13
FIGURE 13 - MBS PORTFOLIO                                                  14
FIGURE 14 - MBS PORTFOLIO MATURITY                                         14
FIGURE 15 - NON-PERFORMING ASSETS CHART                                    15
FIGURE 16 - NON-PERFORMING LOANS                                           16
FIGURE 17 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART             17
FIGURE 18 - DEPOSIT MIX                                                    18
FIGURE 19 - DEPOSIT AND BORROWING TREND CHART                              19
FIGURE 20 - GAP CHART                                                      20
FIGURE 21 - CAPITAL ANALYSIS                                               21
FIGURE 22 - NET INCOME CHART                                               22
FIGURE 23 - SPREAD AND MARGIN CHART                                        23
FIGURE 24 - INCOME STATEMENT TRENDS                                        24
FIGURE 25 - PROFITABILITY TREND CHART                                      25
FIGURE 26 - TARGET MARKETS                                                 27
FIGURE 27 - BRANCH FACILITY TABLE                                          28
FIGURE 28 - POPULATION DEMOGRAPHICS                                        30
FIGURE 29 - HOUSEHOLD DEMOGRAPHICS                                         31
FIGURE 30 - EMPLOYMENT DEMOGRAPHICS                                        32
FIGURE 31 - HOUSING DEMOGRAPHICS                                           33
FIGURE 32 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          34
FIGURE 33 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          35
FIGURE 34 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          36
FIGURE 35 - DEPOSIT TRENDS AND MARKET SHARE TABLE                          37
FIGURE 36 - KEY FINANCIAL INDICATORS                                       45
FIGURE 37 - COMPARABLE CORPORATE DATA                                      47
FIGURE 38 - COMPARABLE KEY FINANCIAL DATA                                  48
FIGURE 39 - COMPARABLE CAPITAL DATA                                        49
FIGURE 40 - COMPARABLE ASSET QUALITY DATA                                  50
FIGURE 41 - COMPARABLE PROFITABILITY DATA                                  51
FIGURE 42 - COMPARABLE INCOME STATEMENT DATA                               52
FIGURE 43 - COMPARABLE GROWTH DATA                                         53
FIGURE 44 - COMPARABLE MARKET CAPITALIZATION DATA                          54
FIGURE 45 - COMPARABLE DIVIDEND DATA                                       55
FIGURE 46 - COMPARABLE PRICING DATA                                        56
FIGURE 47 - NET INCOME CHART                                               61


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

FIGURE 48 - SPREAD AND MARGIN CHART                                        62
FIGURE 49- SNL THRIFT INDEX CHART                                          70
FIGURE 50 - HISTORICAL SNL INDEX                                           71
FIGURE 51 - EQUITY INDICES                                                 72
FIGURE 52 - HISTORICAL RATES                                               73
FIGURE 53 - DEALS FOR LAST FIVE QUARTERS                                   74
FIGURE 54 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK            75
FIGURE 55 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK   76
FIGURE 56 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS                77
FIGURE 57 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS          78
FIGURE 58 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS        79
FIGURE 59 - DEAL MULTIPLES                                                 80
FIGURE 60 -ACQUISITION TABLE                                               80
FIGURE 61 - VALUE RANGE OFFERING DATA                                      83
FIGURE 62 - COMPARABLE PRICING MULTIPLES                                   84
FIGURE 63 - RECENT STANDARD CONVERSION MULTIPLES                           84
FIGURE 64 - ADJUSTED SUPERMAX TO RECENT CONVERSION COMPARISON              84
FIGURE 65 - SUPERMAX TO GOSHEN SAVINGS BANK                                85
FIGURE 66 - P/E ADJUSTED FOR SAIF ASSESSMENT                               85
FIGURE 67 - BANK VS. SAIF ADJUSTED COMPARABLES                             85






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
                                List of Exhibits
                            The Warwick Savings Bank
                                Warwick, New York

 EXHIBIT
-----------

1        Consolidated Statements of Financial Condition

2        Consolidated Statements of Income

3        Consolidated Statements of Changes in Net Worth

4        Consolidated Statements of Cash Flows

5        Selected Data on All Public Thrifts, New York Thrifts, and Comparables

6        Market Multiples - All Public Thrifts, New York Thrifts, and
         Comparables

7        Standard Conversions - 1996-to-Date - Selected Market Data

8        Appraisal May 31, 1997 12 Months Data No Foundation

9        Appraisal May 31, 1997 12 Months Data With Foundation

10       Profile of FinPro, Inc.



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
Conversion Valuation Appraisal Report                               Page:  1 - 1
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INTRODUCTION

This report represents FinPro, Inc.'s ("FinPro") independent appraisal of the estimated pro-forma market value of the common stock ( the "Common Stock") of The Warwick Savings Bank (the "Bank" or "Warwick") in connection with the Plan of Conversion ("Conversion") of Warwick from a state chartered mutual savings bank to a state chartered stock savings bank. Pursuant to the Plan of Conversion, (i) the Bank will convert from a state chartered savings bank organized in mutual form to a state chartered savings bank organized in the stock form, (ii) the Bank will offer and sell shares of its common stock in a subscription and community offering. In conjunction with the offering the Bank will establish a charitable foundation by donating common stock equal to three percent of the gross proceeds.

It is our understanding that the Bank will offer its stock in a subscription and community offering to the Bank's Eligible Account Holders, to Supplemental Eligible Account Holders of the Bank, to Other Participants, to the board members, officers and employees of the Bank, and to the community. This appraisal has been prepared in accordance with Regulation 563b.7 and with the "Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization" of the Office of Thrift Supervision ("OTS") which have been adopted in practice by the Federal Deposit Insurance Corporation ("FDIC"), including the most recent revisions as of October 21, 1994, and applicable regulatory interpretations thereof.

In the course of preparing our report, we reviewed the audited financial statements of the Bank's operations for the twelve month period ended May 31, 1997 and the Bank's operations and financials for the prior three years ending May 31, 1997. We also reviewed the Bank's Application for Approval of Conversion including the Proxy Statement and the Company's Form S-1 registration statement as filed with the Securities and Exchange Commission ("SEC"). We have conducted due diligence analysis of the Bank and the Company (hereinafter, collectively referred to as "the Bank") and held due diligence related discussions with the Bank's management and board, Arthur Andersen, LLP. (the Bank's independent audit firm), Sandler O'Neill & Partners, L.P. (the Bank's underwriter), and Thacher Proffitt & Wood (the Bank's special counsel). The valuation parameters set forth in the appraisal were predicated on these discussions but all conclusions related to the valuation were reached and made independent of such discussions.

Conversion Valuation Appraisal Report                              Page:  1 - 2
================================================================================


Where appropriate, we considered information based upon other publicly available sources, which we believe to be reliable; however, we cannot guarantee the accuracy or completeness of such information. We visited the Bank's primary market area and reviewed the market area economic condition. We also reviewed the competitive environment in which the Bank operates and its relative strengths and weaknesses. We compared the Bank's performance with selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for savings institutions in particular. Our analysis included a review of the estimated effects of the Conversion on the Bank, operation and expected financial performance as they related to the Bank's estimated pro-forma value.

In preparing our valuation, we relied upon and assumed the accuracy and completeness of financial and other information provided to us by the Bank and its independent accountants. We did not independently verify the financial statements and other information provided by the Bank and its independent accountants, nor did we independently value any of the Bank's assets or liabilities. This estimated valuation considers the Bank only as a going concern and should not be considered as an indication of its liquidation value.

OUR VALUATION IS NOT INTENDED, AND MUST NOT BE CONSTRUED, TO BE A RECOMMENDATION OF ANY KIND AS THE ADVISABILITY OF PURCHASING SHARES OF COMMON STOCK IN THE CONVERSION. MOREOVER, BECAUSE SUCH VALUATION IS NECESSARILY BASED UPON ESTIMATES AND PROJECTIONS OF A NUMBER OF MATTERS, ALL OF WHICH ARE SUBJECT TO CHANGE FROM TIME TO TIME, NO ASSURANCE CAN BE GIVEN THAT PERSONS WHO PURCHASE SHARES OF COMMON STOCK IN THE CONVERSION WILL THEREAFTER BE ABLE TO SELL SUCH SHARES AT PRICES RELATED TO THE FOREGOING VALUATION OF THE PRO-FORMA MARKET VALUE THEREOF. FINPRO IS NOT A SELLER OF SECURITIES WITHIN THE MEANING OF ANY FEDERAL OR STATE SECURITIES LAWS AND ANY REPORT PREPARED BY FINPRO SHALL NOT BE USED AS AN OFFER OR SOLICITATION WITH RESPECT TO THE PURCHASE OR SALE OF ANY SECURITIES.

The estimated valuation herein will be updated as appropriate. These updates will consider, among other factors, any developments or changes in the Bank financial condition, operating performance, management policies and procedures, and current conditions in the securities market for thrift institution common stock. Should any such developments or changes, in our opinion, be material to the estimated pro-forma market value of the Bank, appropriate adjustments to the estimated pro-forma market value will be made. The reasons for any such adjustments will be explained at that time.

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1.  OVERVIEW AND FINANCIAL ANALYSIS

                   GENERAL OVERVIEW

The Bank after the Conversion, will be a state chartered stock savings bank. As of May 31, 1997, the Bank had $286.5 million in total assets, $221.2 million in deposits, $126.4 million in net loans and $28.1 million in equity.

The following table shows the Bank's branch network as of May 31, 1997.

                         FIGURE 1 - CURRENT BRANCH LIST


BRANCH OFFICE                                 TOWN
---------------------------------- ----------------------------

18 Oakland Avenue                            Warwick

Route 17M                                    Monroe

Route 32 & Hollet Avenue                 Highland Mills

1 Galleria Drive - Gallaria                Middletown

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                         FIGURE 2 - HISTORICAL TIMELINE


         1875     The Bank was incorporated June 15, 1875.

         1970 A plan of merger was adopted between the Orange County Savings and Loan Association and The Warwick Savings Bank.

         1992 The Bank opened a branch in the Galleria Mall at Crystal Run in Middletown, New York.

         1997 The Bank's Board of Trustees adopted a plan of conversion to convert from a New York mutual savings bank to a New York Stock savings bank and to become a wholly-owned subsidiary of a new Delaware Corporation (Warwick Community Bancorp, Inc.)

Conversion Valuation Appraisal Report                              Page:  1 - 5
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                 STRATEGIC DIRECTION


The Bank has historically employed an operating strategy that emphasizes the origination of one-to-four family residential mortgage loans in its market area with both fixed and variable rates and, to an increasing degree over the past 10 years, its commercial lending business, with mostly prime-based rate loans secured by real estate located mainly in Orange county, New York. Due in part to this strategy, the Bank historically has had profitable operations, resulting in a strong regulatory capital position. The Bank's goal of maintaining this position has lead to an overall strategy of managed growth in both deposits and assets. The major elements of the Bank's operating strategy are to: (i) maintain diversification of the Bank's loan portfolio by continuing to originate owner-occupied residential mortgage, commercial and commercial real estate, construction and consumer loans in its market area; (ii) complement the Bank's mortgage lending activities by investing in mortgage-backed and other securities; (iii) maintain the Bank's relatively low cost of funds and (iv) manage the Bank's level of interest rate risk. From time to time, the Bank employs a leveraging strategy, whereby borrowings are used to fund specific investments. This form of leveraging allows for a reasonable net margin of return, the majority of which is locked in for a specific period. The Bank also seeks to attract and retain customers by providing a high level of personal service to its retail and business customers through extended office hours, low turnover of employees and prompt, flexible and personalized production of a variety of loan products, In addition, it is a goal of the Bank to increase its market share in the communities it serves through the acquisition or establishment of branch offices and, if appropriate, the acquisition of smaller financial institutions. Additionally, it is a goal of the Bank to penetrate new markets. For this reason, the Bank has recently applied to, and approval is currently pending from , the State of New Jersey Department of Banking to expand its mortgage banking operations into that state.

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                 BALANCE SHEET TRENDS


The asset size of the Bank has increased steadily since May 31, 1993, at which time the Bank had assets of $224.9 million. Since that time, assets have grown $61.7 million, or 27.44%, to $286.5 million at May 31, 1997. Retained earnings has followed a similar trend growing from $20.1 million at May 31, 1993 to $27.5 million at May 31, 1997, or 36.47%.

                  FIGURE 3 - ASSET AND RETAINED EARNINGS CHART

                    ASSETS              RETAINED EARNINGS
                   --------            -------------------
                $ In thousands           $ In thousands
May-93............ $224,851                  $20,147
May-94............ $234,048                  $21,910
May-95............ $258,679                  $23,076
May-96............ $274,053                  $24,629
May-97............ $286,545                  $27,495


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 7
================================================================================





Both spread and margin have increased for the year ending May 31, 1997, when compared to the same period ending May 31, 1996.

                       FIGURE 4 - AVERAGE YIELDS AND COSTS


                                                              CONSOLIDATED AVERAGE BALANCE SHEETS
                                                                    FOR THE YEAR ENDED MAY 31,
                                      --------------------------------------------------------------------------------------
                                                 1997                         1996                         1995
                                      ---------------------------   ---------------------------  ---------------------------
                                                          AVERAGE                       AVERAGE                      AVERAGE
                                      AVERAGE              YIELD/   AVERAGE              YIELD/  AVERAGE              YIELD/
                                      BALANCE   INTEREST    COST    BALANCE   INTEREST    COST   BALANCE   INTEREST    COST
                                     --------   --------  -------  --------   --------  ------- --------   --------  -------
                                                                       (DOLLARS IN THOUSANDS)
ASSETS:
Interest-earning assets:
  Mortgage loans, net..............  $ 90,771   $ 7,152    7.88%    $103,854   $ 8,098    7.80%  $ 84,338  $  6,922    8.21%
  Consumer and other loans, net....    36,160     3,457    9.56%      33,127     3,150    9.51%    30,027     2,834    9.44%
  Mortgage-backed securities.......    80,255     5,897    7.35%      19,612      1617    8.24%    16,165       938    5.80%
  Federal funds sold...............       283        15    5.30%       6,058       322    5.32%     5,031       265    5.27%
  Interest earning accounts
    at banks.......................       395        18    4.56%          93         5    5.38%        17         1    5.88%
  Investment securities............    61,508     4,152    6.75%      78,681     5,141    6.53%    85,344     5,293    6.20%
                                     --------   -------    -----    --------   -------    -----  --------    ------    -----
    Total interest-earning assets..   269,372    20,691    7.68%     241,425    18,333    7.59%   220,822    16,253    7.36%
Non-interest earning assets........    15,856                         19,149                       15,578
                                     --------                       --------                     --------
    Total assets...................  $285,228                       $260,574                     $236,500
                                     ========                       ========                     ========

Liabilities and retained earnings:
Interest-bearing liabilities:
  Passbook accounts................  $ 78,132     2,323     2.97%   $ 77,868     2,365    3.04%  $ 87,962     2,677     3.04%
  Escrow deposits..................     1,020        50     4.90%      2,345        68    2.90%     2,122        61     2.87%
  NOW accounts.....................    14,117       227     1.61%     12,638       215    1.70%     9,856       186     1.89%
  Money market accounts............    27,016       883     3.27%     28,674       936    3.26%    34,225     1,042     3.04%
  Certificates.....................    79,155     3,985     5.03%     89,831     5,109    5.69%    59,005     2,808     4.76%
  Borrowed funds...................    31,249     1,908     6.11%        489        24    4.91%       906        54     5.68%
                                     --------   -------    -----    --------   -------    -----  --------    ------    -----
    Total interest-bearing
      liabilities..................   230,689     9,376     4.06%    211,845     8,717    4.11%   194,076     6,828     3.52%
                                                -------                        -------                       ------
Non-interest bearing liabilities...    28,528                         25,432                       20,716
                                     --------                       --------                     --------
    Total liabilities..............   259,217                        237,277                      214,792
                                     --------                       --------                     --------

Retained earnings..................    26,011                         23,297                       21,708
                                     --------                       --------                     --------
    Total liabilities and retained
      earnings.....................  $285,228                      $ 260,574                     $236,500
                                     ========                      =========                     ========

Net interest income/interest
  rate spread......................             $11,315     3.62%               $ 9,616   3.48%             $ 9,425      3.84%
                                                =======     -----               =======   ------            =======      -----
Non interest-earning assets/
  net interest margin..............  $ 38,683               4.20%    $29,580              3.98%  $ 26,846                4.27%
                                                            -----                         -----                          -----
Assets to liabilities..............   116.77%                        113.96%                      113.83%
                                     --------                       --------                     --------

(1) In computing the average balance of loans, non-accrual loans have been included.
(2) Interest rate spread represents the difference between the average rate on interest-earning assets and the average cost of interest-bearing liabilities.
(3) Net interest margin on interest-earning assets represents net interest income as a percentage of average interest-earning assets.

Source:  Offering Prospectus

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The following tables set forth certain information concerning the financial position of the Bank along with operations data at the dates indicated.

                        FIGURE 5 - KEY BALANCE SHEET DATA



                                                                        At May 31,
                                        ------------------------------------------------------------------------
                                          1997            1996            1995            1994            1993
                                        --------        --------        --------        --------        --------
                                                                       In thousands

SELECTED FINANCIAL DATA:
Total assets                            $286,545        $274,053        $258,679        $234,048        $224,851
Loans receivable, net                    138,323         108,897         122,663         108,608         108,848
Investment securities                    126,393         144,284         110,333         105,433          93,013
Real estate owned, net                       224             330             493             306              --
Deposits                                 221,211         232,965         229,011         207,527         200,564
FHLB Advances                              5,250           3,600              --              --              --
Securities sold under repurchase
   agreements                             23,090           4,700              --              --              --
Retained earnings                         27,495          24,629          23,076          21,910          20,147


Source:  Offering Prospectus

                         FIGURE 6 - KEY OPERATIONS DATA


                                                                For the Year Ended May 31,
                                        ------------------------------------------------------------------------
                                          1997            1996            1995            1994            1993
                                        --------        --------        --------        --------        --------
                                                                       In thousands           Unaudited

SELECTED OPERATING DATA:
Interest income                         $ 20,691        $ 18,333        $ 16,253        $ 15,786        $ 16,549
Interest expense                           9,376           8,717           6,828           5,922           6,710
                                        --------        --------        --------        --------        --------
  Net interest income                     11,315           9,616           9,425           9,864           9,839
Provision for loan losses                    130             140             261             415             548
                                        --------        --------        --------        --------        --------
Net interest income after
  provision for loan losses               11,185           9,476           9,164           9,449           9,291
                                        --------        --------        --------        --------        --------
Non-interest income:
  Service and fee income                   1,915           1,768           1,369           1,996             536
  Securities transactions                    816             356            (429)            845             243
  Loan transactions                          137             119              14             123             113
  Other income or (loss)                     (89)           (159)            (79)            (17)            120
                                        --------        --------        --------        --------        --------
Total other income, net                    2,779           2,084             875           2,947           1,012
Non-interest expense:
  Salaries and employees benefits          5,256           5,050           3,958           3,877           3,572
  FDIC insurance                              12              53             466             456             427
  Occupancy and equipment                  1,308           1,238           1,202           1,141             879
  Data processing                            640             484             414             341             318
  Advertising                                152             129             112              69             119
  Professional fees                          240             325             222             270             324
  Other operating expenses                 1,735           1,791           1,722           1,608           1,508
                                        --------        --------        --------        --------        --------
Total other expenses                       9,343           9,070           8,096           7,762           7,147
Income (loss) before cumulative
  effect of change in accounting
  principle                                4,621           2,490           1,943           4,634           3,156
Income tax expense (benefit)               1,756           1,024             794           2,115           1,370
                                        --------        --------        --------        --------        --------
Income (loss) before cumulative
  effect of change in accounting
  principle                                2,865           1,466           1,149           2,519           1,786
Cumulative effect of change in
  accounting principle                        --              --            (645)             --              --
                                        --------        --------        --------        --------        --------
Net income (loss)                       $  2,865        $  1,466        $    504        $  2,519        $  1,786
                                        ========        ========        ========        ========        ========

Source:  Offering Prospectus

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                    LOAN PORTFOLIO


The Bank originates one-to-four family, consumer, and commercial loans.

                  FIGURE 7 - LOAN MIX AS OF MAY 31, 1997 CHART


                         One-to-four family     62.55%
                         Home equity             9.63%
                         Construction            1.43%
                         Commercial             16.76%
                         Automobile              5.54%
                         Student                 0.95%
                         Credit Card             0.95%
                         Other                   2.19%


Source:  Offering Prospectus

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================================================================================

The Bank increased its lending portfolio in its fiscal years ending May 31, 1995, 1996, and 1997. The decrease in the loan portfolio in 1996 is attributable to the securitization of approximately $52 million in conventional mortgages. A corresponding increase can be seen in the mortgage-backed security portfolio in that year. The Bank's net loan to asset ratio was 48% at May 31, 1997.

                      FIGURE 8 - NET LOANS RECEIVABLE CHART



                        LOANS RECEIVABLE, NET          NET LOANS TO ASSETS
                        ---------------------          -------------------
                           ($ IN THOUSANDS)                   (%)
May-93                       $108,848               [Line graph showing
May-94                        108,721                percentage of net loans
May-95                        122,672                to assets at May 31, 1993,
May-96                        108,897                1994, 1995, 1996 and 1997.]
May-97                        138,322


Source:  Offering Prospectus

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Over the five year period presented below, the Bank's loan mix has shifted toward consumer and other loans.

                               FIGURE 9 - LOAN MIX



                                                                               May 31,
                                   -------------------------------------------------------------------------------------------------
                                          1997                1996               1995               1994                 1993
                                   ----------------     -----------------   ----------------   ----------------    -----------------
                                    Amount   Percent    Amount    Percent   Amount   Percent   Amount   Percent    Amount    Percent
                                    ------   -------    ------    -------   ------   -------   ------   -------    ------    -------
                                                                         (Dollars in Thousands)
Mortgage loans:
Conventional 1-4 family loans      $ 81,803   58.56%   $ 61,936    56.18%  $ 78,571   63.35%  $ 71,885   65.46%   $ 78,489   71.40%
Mortgage loans held for sale          4,832    3.46%      5,054     4.58%     2,968    2.39%        --    0.00%         --    0.00%
VA or FHA loans                         749    0.54%        376     0.34%       182    0.15%       211    0.19%        695    0.63%
Home equity loans                    13,449    9.63%     11,040    10.01%     9,714    7.83%    10,051    9.15%      7,660    6.97%
Residential construction loans        4,110    2.94%        961     0.87%     2,901    2.34%     1,613    1.47%      1,801    1.64%
Unsecured portion of
  construction loans                 (2,118)  -1.52%     (1,838)   -1.67%    (1,307)  -1.05%    (1,169)  -1.06%       (685)  -0.62%
                                   --------  ------    --------   ------    -------  ------   --------  ------    --------  ------
    Total mortgage loans            102,825   73.60%     77,529    70.33%    93,029   75.00%    82,591   75.21%     87,960   80.01%

Consumer and other loans:
Commercial                           23,418   16.76%     19,385    17.58%    17,772   14.33%    15,472   14.09%     10,992   10.00%
Automobile                            7,738    5.54%      7,496     6.80%     7,483    6.03%     6,621    6.03%      6,388    5.81%
Student                               1,332    0.95%      1,533     1.39%     1,732    1.40%     1,438    1.31%      1,457    1.33%
Credit Card                           1,334    0.95%      1,195     1.08%     1,165    0.94%     1,285    1.17%      1,035    0.94%
Other consumer loans                  3,054    2.19%      3,102     2.81%     2,855    2.30%     2,410    2.19%      2,100    1.91%
                                   --------  ------    --------   ------   --------  ------   --------  ------    --------  ------
  Total consumer and
     other loans                     36,876   26.40%     32,711    29.67%    31,007   25.00%    27,226   24.79%     21,972   19.99%
                                   --------  ------    --------   ------   --------  ------   --------  ------    --------  ------
Total loans                         139,701  100.00%    110,240   100.00%   124,036  100.00%   109,817  100.00%    109,982  100.00%
Less:
  Discounts, premiums, and
   deferred loan fees, net              147                  38                 158                187                 276
  Allowance for loan loss             1,232               1,305               1,206                909                 808
                                   --------            --------             --------          --------            --------
    Total loans, net               $138,322            $108,897             $122,672          $108,721            $108,848
                                   ========            ========             ========          ========            ========



Source: Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 12
================================================================================






                      SECURITIES


The securitization of one-to-four family residential mortgages mentioned on Page 10 is evident in the large increase of the MBS, AFS portfolio from May 31, 1995 to May 31, 1996. Concurrently, the Bank decreased its reliance on Investment Securities.

                          FIGURE 10 - SECURITIES CHART


                        [Bar graph showing the amount
                         of the Bank's MBS and Investment
                         Securities portfolios at May 31,
                         1994, 1995, 1996 and 1997.]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 13
================================================================================






      INVESTMENTS AND MORTGAGE-BACKED SECURITIES


The Bank's investment portfolio has decreased from $82.6 million at May 31, 1995 to $50.4 million at May 31, 1997, a 40% decrease over the three year period. The mix has shifted toward agency securities.

                           FIGURE 11 - INVESTMENT MIX

                                                       1997                           1996                           1995
                                                ----------------------         ---------------------           ----------------
                                               CARRYING         % OF           CARRYING         % OF          CARRYING   % OF
                                                VALUE          TOTAL            VALUE          TOTAL           VALUE    TOTAL
                                               --------        -----           --------        -----          --------  -------
                                                                            (Dollars in Thousands)
                                               --------------------------------------------------------------------------------
Debt securities held-to-maturity:
  U.S. Government obligations                   $    --           0.00%         $    --           0.00%         $16,891   17.85%
  Agency securities                               5,685          11.27%           6,604           9.52%          17,249   18.23%
  Municipal bonds                                   407           0.81%             432           0.62%             485    0.51%
  Other debt obligations                             --           0.00%              82           0.12%          14,186   14.99%
                                                -------         ------          -------         ------          -------   ------
                                                  6,092          12.08%           7,118          10.26%          48,811   51.57%
Debt securities available-for-sale:
  US Government securities                        9,165          18.17%          21,716          31.29%          11,228   11.88%
  Agency securities                              20,856          41.35%          15,206          21.91%           8,419    8.90%
  Other debt obligations                          8,029          15.92%          16,256          23.43%          20,255   21.40%
                                                -------         ------          -------         ------          -------   ------
                                                 38,050          75.44%          53,178          76.63%          39,902   42.18%

Equity securities available-for-sale:
  Preferred stock                                   204           0.40%             277           0.40%             281     0.30%
  Mutual funds                                    6,091          12.08%           8,821          12.71%           5,648     5.97%
                                                -------         ------          -------         ------          -------   ------
                                                  6,295          12.48%           9,098          13.11%           5,929     6.28%
                                                -------         ------          -------         ------          -------   ------
Total debt and equity securities                $50,437         100.00%         $69,394         100.00%         $94,642   100.00%
                                                =======         ======          =======         ======          =======   ======

Source:  Offering Prospectus

                    FIGURE 12 - INVESTMENT PORTFOLIO MATURITY

INVESTMENT SECURITIES                                       MAY 31, 1997
                                        ------------------------------------------------------------
                                                          DUE IN
                                        --------------------------------------------------   TOTAL
                                        LESS THAN       1 TO 5         5 TO 10      OVER    CARRYING
                                         1 YEAR         YEARS           YEARS     10 YEARS   VALUE
                                        -------------------------------------------------------------
                                                                 (IN THOUSANDS)
                                        -------------------------------------------------------------
Debt securities:
  U.S. Government securities            $ 3,516         $4,654          $   995   $   --     $ 9,165
  Agency securities                         824          2,998           17,034       --      20,856
  Other debt obligations                  4,999          2,271              760       --       8,030
                                        -------         ------          -------   ------     -------
    Total debt securities                 9,339          9,923           18,789       --      38,051

Equity securities:
  Preferred stock                            --             --               --      205         205
  Mutual funds                            1,996             --               --    4,094       6,090
                                        -------         ------          -------   ------     -------
    Total equity securities               1,996             --               --    4,299       6,295
                                        -------         ------          -------   ------     -------
 Total debt and equity securities       $11,335         $9,923          $18,789   $4,299     $44,346
                                        =======         ======          =======   ======     =======

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                             Page:  1 - 14
================================================================================



The mortgaged-backed securities portfolio has increased from $15.7 million to $76.0 million from May 31, 1995 to May 31, 1997.

                            FIGURE 13 - MBS PORTFOLIO

                                                          1997                      1996                   1995
                                                  --------------------      --------------------     ------------------
                                                  Carrying        % of      Carrying       % of      Carrying      % of
                                                   Value         Total        Value        Total       Value      Total
                                                  --------       -----      --------       -----     --------     -----
                                                                           (Dollars in Thousands)
Mortgage-backed and mortgage
  related securities, held-to-maturity
FHLMC                                             $     --       0.00%      $     --       0.00%     $    --      0.00%
GNMA                                                    --       0.00%            --       0.00%          20      0.13%
FNMA                                                    --       0.00%            --       0.00%         131      0.84%
CMOs                                                    --       0.00%            --       0.00%          --      0.00%
                                                  --------     ------       --------     ------     --------    ------
                                                        --       0.00%            --       0.00%         151      0.96%

Mortgage-backed and mortgage
  related securities, available-for-sale
FHLMC                                               11,029      14.52%        10,322      14.15%       7,272     46.37%
GNMA                                                29,190      38.43%         4,348       5.96%         657      4.19%
FNMA                                                33,052      43.51%        53,336      73.11%          --      0.00%
CMOs                                                 2,685       3.53%         4,950       6.78%       7,603     48.48%
                                                  --------     ------       --------     ------     --------    ------
                                                    75,956     100.00%        72,956     100.00%      15,532     99.04%
                                                  --------     ------       --------     ------     --------    ------
Total mortgage-backed securities                  $ 75,956     100.00%      $ 72,956     100.00%    $ 15,683    100.00%
                                                  ========     ======       ========     ======     ========    ======

Source:  Offering Prospectus

The investment portfolio is weighted toward the long term with $57.1 million, or 75.21%, maturing in over ten years.

                       FIGURE 14 - MBS PORTFOLIO MATURITY


                                                                           AT MAY 31, 1997
                                                        ------------------------------------------------------------------
MORTGAGE-BACKED SECURITY MATURITIES                                             DUE IN
                                                        ----------------------------------------------------        TOTAL
                                                        ONE YEAR         1 TO 5       5 TO 10        OVER 10      CARRYING
                                                         OR LESS         YEARS         YEARS          YEARS         VALUE
                                                        --------        -------       -------       -------       --------
                                                                                   (IN THOUSANDS)
Federal Home Loan Mortgage Corporation                  $  2,276        $ 3,815       $   616       $  4,322      $ 11,029
Government National Mortgage Association                   3,593              7            59         25,530        29,189
Federal National Mortgage Association                      2,874          2,020           881         27,277        33,052
CMO's                                                      1,983             17           685             --         2,685
                                                        --------        -------       -------       --------      --------
Total                                                   $ 10,726        $ 5,859       $ 2,241       $ 57,129      $ 75,955
                                                        ========        =======       =======       ========      ========




Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 15
================================================================================






                    ASSET QUALITY


Non-performing loans, as defined in the offering prospectus, have decreased from $2.8 million at May 31, 1993 to $2.4 million at May 31, 1997. As a percentage of assets, total nonperforming assets have decreased from 1.23% at May 31, 1993 to 0.91% at May 31, 1997.

                     FIGURE 15 - NON-PERFORMING ASSETS CHART


             NON-PERFORMING LOANS         REO       NPAS TO PD END ASSETS
             --------------------         ---       ---------------------
                        ($ IN THOUSANDS)
May-93             $2,767                $  0       [Line graph showing the
May-94              3,365                 121       percentage of non-
May-95              3,382                 101       performing assets to total
May-96              1,495                 331       assets at May 31, 1993, 1994,
May-97              2,381                 224       1995, 1996 and 1997.]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 16
================================================================================




                        FIGURE 16 - NON-PERFORMING LOANS

------------------------------------------------------------------------------
                                                            AT MAY 31, 1997
                                                            ($ IN THOUSANDS)
------------------------------------------------------------------------------

Non-performing loans                                             $2,381
------------------------------------------------------------------------------

Real estate owned, net                                              224
------------------------------------------------------------------------------

       Total non-performing assets                               $2,605
------------------------------------------------------------------------------

Non-performing loans as a percentage of total loans                1.87%
------------------------------------------------------------------------------

Non-performing assets to total assets                              0.91%
------------------------------------------------------------------------------

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 17
================================================================================





The Bank has grown its allowance for loan and lease losses from $0.8 million at May 31, 1993 to $1.2 million at May 31, 1997. ALLL to non-performing assets was 47.3% as of May 31, 1997.

         FIGURE 17 - ALLOWANCE FOR POSSIBLE LOAN AND LEASE LOSSES CHART


                      ALLL                   ALLL TO NPA
                      ----                   -----------
                             ($ IN THOUSANDS)
May-93               $  808             [Line graph showing the
May-94                  909             percentage of ALLL to
May-95                1,206             non-performing assets at
May-96                1,305             May 31, 1993, 1994, 1995, 1996
May-97                1,232             and 1997.]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 18
================================================================================






                 FUNDING COMPOSITION


The Bank's deposit mix as of May 31, 1997 is presented below.

                             FIGURE 18 - DEPOSIT MIX


                                  MAY 31,
                                   1997              % OF
CATEGORY                       ($ IN 000'S)         DEPOSITS
---------                      ------------         --------
Demand checking accounts         $ 23,855             10.8%
NOW Accounts                       15,024              6.8%
Money Market Accounts              27,119             12.3%
Savings accounts                   80,175             36.2%
                                 --------            ------
Total Non-Certificates            146,173             66.0%
Certificates of Deposits           75,038             34.0%
                                 --------            ------
Total                            $221,211            100.0%
                                 ========            ======

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 19
================================================================================





Though deposits have grown $20.6 million from May 31, 1993 to $221.2 million at May 31, 1997, the bank has offset the deposit decline in fiscal 1997 with borrowings of $28.3 million.

                  FIGURE 19 - DEPOSIT AND BORROWING TREND CHART

                          TOTAL DEPOSITS             BORROWED FUNDS
                          --------------             --------------
                                     ($ IN THOUSANDS)
May-93                       $200,564                     $     0
May-94                       $207,527                     $     0
May-95                       $229,011                     $     0
May-96                       $232,965                     $ 8,300
May-97                       $221,211                     $28,340

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 20
================================================================================






              ASSET/LIABILITY MANAGEMENT


The Bank manages its interest rate risk through normal balance sheet activities and does not utilize any hedging techniques. The following chart indicates that the Bank has reduced its cumulative one and three year gap positions.

                              FIGURE 20 - GAP CHART

                        CUMULATIVE GAP TRENDS
                        1 Year          3 Year
                        ------          ------

Mar-97                  -13.78%         -12.05%

May-97                  -12.29%         -5.61%



Source:  The Warwick Savings Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 21
================================================================================






                NET WORTH AND CAPITAL


At May 31, 1997, the Bank had capital in excess of the minimum requirements for all three measures.

                          FIGURE 21 - CAPITAL ANALYSIS

REGULATORY CAPITAL POSITION
                                        AT                PERCENT OF
                                  MAY 31, 1997           ADJ. ASSETS
--------------------------------------------------------------------
                                 $ IN THOUSANDS
GAAP Capital                    $28,114                  9.81%
                                =======                 =====

LEVERAGE RATIO:
Capital Level                   $27,495                  9.53%
Required                        $11,535                  4.00%
                                -------                 -----
  Excess:                       $15,960                  5.53%
                                =======                 =====

TIER 1 CAPITAL RATIO:
Capital Level                   $27,495                 19.46%
Required                        $ 5,651                  4.00%
                                -------                 -----
  Excess:                       $21,844                 15.46%
                                =======                 =====

TOTAL CAPITAL RATIO:
Capital Level                   $28,726                 20.33%
Required                        $11,302                  8.00%
                                -------                 -----
  Excess:                       $17,424                 12.33%
                                =======                 =====



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 22
================================================================================






              INCOME AND EXPENSE TRENDS


The chart below shows the Bank's net income for the past five fiscal years. On February 6, 1995, Nationar, which was then the Bank's principal correspondent bank, was closed by the New York Superintendent of Banks. Warwick's deposits of $2.9 million were frozen pending Nationar's liquidation. In order to meet its liquidity needs Warwick initiated a program in February of 1995 to attract additional funds, raising $44 million at a yield of 6.8%. The net interest income dropped in 1995 due the short term increase in the cost of funds.

                          FIGURE 22 - NET INCOME CHART

May-93                         $1,786
May-94                          2,519
May-95                            504
May-96                          1,466
May-97                          2,865

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 23
================================================================================





Spread and margin have, as shown in the following chart.

                       FIGURE 23 - SPREAD AND MARGIN CHART



                                SPREAD               MARGIN
                                ------               ------
May-95                          [Line graph showing the interest
May-96                          rate spread and interest rate margin
May-97                          at May 31, 1995, 1996 and 1997.]


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 24
================================================================================





A summary of the Bank's income statement is presented below.

                       FIGURE 24 - INCOME STATEMENT TRENDS


                                                                     FOR THE YEAR
                                                                     ENDED MAY 31,
                                                         ---------------------------------------------------
                                                         1997         1996         1995      1994       1993
                                                         ----         ----         ----      ----       ----
                                                                            ($ in Thousands)
Total interest Income.................................   $20,691      $18,333     $16,253   $15,786    $16,549
Total interest Expense................................     9,376        8,717       6,828     5,922      6,710
                                                         -------      -------     -------   -------    -------
    Net interest income...............................    11,315        9,616       9,425     9,864      9,839
Provision for loan losses.............................       130          140         261       415        548
                                                         -------      -------     -------   -------    -------
Net interest income after provision for loan losses...    11,185        9,476       9,164     9,449      9,291
                                                         -------      -------     -------   -------    -------
Total non-interest income.............................     2,779        2,084         875     2,947      1,012
Total non-interest expense............................     9,343        9,070       8,096     7,762      7,147
                                                         -------      -------     -------   -------    -------
Income before taxes...................................     4,621        2,490       1,943     4,634      3,156
                                                         -------      -------     -------   -------    -------
Income tax provision..................................     1,756        1,024         794     2,115      1,370
Cumulative effect of change in accounting principle...        --           --        (645)       --         --
                                                         -------      -------     -------   -------    -------
Net income............................................   $ 2,865      $ 1,466     $   504   $ 2,519    $ 1,786
                                                         =======      =======     =======   =======    =======

Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 25
================================================================================





The ROA and ROE trends reflect the increased cost of funds for the periods ending May 31, 1995 and May 31, 1996.

                      FIGURE 25 - PROFITABILITY TREND CHART


                       [Line graph showing ROA and ROE at May 31,
                       1993, 1994, 1995, 1996 and 1997.]



Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 26
================================================================================






                     SUBSIDIARIES


The Bank has three wholly owned subsidiaries, WSB Financial, Warsave Development, Inc. and WSB Mortgage. The Bank offers mutual funds and tax deferred annuities through WSB Financial to the Bank's customers and members of the community. WSB Financial contributed $92 thousand, $90 thousand, and $151 thousand net income, before taxes, to the Bank's net income in the fiscal years ended May 31, 1997, 1996, and 1995, respectively.

Warsave was formed to acquire and hold real estate. Its single asset as of May 31, 1997 is a two-story house situated adjacent to the Bank's Warwick office. The building, which may ultimately be used for future expansion, is presently rented for the purpose of generating rental income.

WSB Mortgage was recently formed and has applied for the approval of the New Jersey Department of Banking to commence mortgage banking operations in that state.


                  LEGAL PROCEEDINGS


The Bank is not currently involved in any legal proceedings other than routine legal proceedings that occur in the ordinary course of business, which, in aggregate, involve amounts that are believed to be immaterial to the financial condition of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 27
================================================================================




2.  MARKET AREA ANALYSIS

For presentation purposes, market areas have been defined as a 5 mile radius around each of the Bank's branch facilities (with the two Western Ave. branches included as one branch). Data for each demographic element is aggregated for the market area around each branch and displayed in comparison to the other markets. The Bank's four market areas are defined as follows (note that only portions of the communities/towns may be included in the radius markets):

                           FIGURE 26 - TARGET MARKETS


                     [May showing the Bank's market areas.]

Conversion Valuation Appraisal Report                              Page:  1 - 28
================================================================================






                  BRANCH FACILITIES


The Bank operates four branches in New York State. The Warwick location serves as the main office.


                        FIGURE 27 - BRANCH FACILITY TABLE


             BRANCH OFFICE                                  OWNED/LEASED
             ------------------------------------------------------------------

             18 Oakland Avenue, Warwick                         Owned

             Route 17M, Monroe                                  Owned

             Route 32 & Hollet Avenue, Highland Mills           Owned

             1 Galleria Drive - Galleria, Middletown           Leased

Conversion Valuation Appraisal Report                              Page:  1 - 29
================================================================================






               MARKET AREA DEMOGRAPHICS


For presentation purposes, market areas have been defined as a 5 mile radius around each of the Bank's branch facilities. Data for each demographic element is aggregated for the market area around each branch and displayed in comparison to the other markets. The Bank's four market areas are defined as follows (note that only portions of the communities/towns may be included in the radius markets):

Conversion Valuation Appraisal Report                              Page:  1 - 30
================================================================================


                       FIGURE 28 - POPULATION DEMOGRAPHICS


                                                                               HIGHLAND     ORANGE
                                              WARWICK   MIDDLETOWN   MONROE     MILLS       COUNTY


                           POPULATION CHARACTERISTICS

LAND AREA (miles)                              77.96       77.97      77.97      77.97       837.34

POPULATION
  1980 CENSUS                                 17,740      43,720     25,827     26,718      259,603
  1990 CENSUS                                 22,985      49,818     36,645     37,264      307,647
  1996 ESTIMATE                               24,966      52,487     41,409     41,534      325,625
  2001 PROJECTION                             26,351      54,615     44,705     44,618      339,552
  GROWTH 1980 TO 1990                         29.56%      13.95%     41.88%     39.47%       18.51%
  PROJECTED GROWTH 1990 TO 2001               14.84%       9.63%     22.00%     19.73%       10.37%
  POPULATION DENSITY 1996 (persons/sq mile)    294.8       683.9      470.0      478.0        367.4

POPULATION BY URBAN VS. RURAL                 20,506      49,674     36,649     37,263      307,647
  URBAN                                       45.55%      76.29%     46.12%     49.56%       58.91%
  RURAL                                       54.45%      23.71%     53.88%     50.44%       41.09%

POPULATION BY SEX -- 1996 EST                 24,966      52,487     41,409     41,534      325,625
  MALE                                        51.19%      49.03%     50.55%     51.91%       50.15%
  FEMALE                                      48.81%      50.97%     49.45%     48.09%       49.85%

MARITAL STATUS                                17,577      38,628     25,724     26,295      235,176
  SINGLE                                      23.66%      29.28%     27.38%     30.31%       27.70%
  MARRIED                                     62.89%      52.07%     62.56%     60.19%       56.80%
  SEPARATED/DIVORCED                           8.76%      11.32%      5.96%      5.51%        8.59%
  WIDOWED                                      4.70%       7.34%      4.10%      3.99%        6.90%

POPULATION BY RACE -- 1996 EST                24,966      52,487     41,409     41,534      325,625
  WHITE                                       89.04%      75.25%     92.89%     92.24%       82.51%
  BLACK                                        3.50%       9.11%      1.19%      1.57%        7.19%
  INDIAN                                       0.45%       0.33%      0.11%      0.13%        0.22%
  ASIAN                                        0.71%       1.91%      1.63%      1.74%        1.39%
  OTHER                                        0.08%       0.14%      0.02%      0.02%        0.09%
  HISPANIC                                     6.23%      13.25%      4.17%      4.31%        8.61%

POPULATION BY AGE -- 1996 EST                 24,966      52,487     41,409     41,534      325,625
  UNDER 5 YEARS                                8.31%       7.81%     10.29%     10.14%        8.15%
  5 TO 14 YEARS                               14.46%      14.81%     19.33%     18.83%       15.15%
  15 TO 24 YEARS                              11.52%      12.93%     14.65%     17.14%       13.65%
  25 T0 34 YEARS                              15.50%      15.91%     12.98%     13.08%       14.77%
  35 TO 44 YEARS                              18.72%      16.85%     15.76%     15.31%       16.77%
  45 TO 54 YEARS                              13.31%      12.50%     12.84%     12.11%       12.83%
  55 TO 64 YEARS                               7.41%       7.13%      6.66%      6.27%        7.65%
  65 + YEARS                                  10.76%      12.07%      7.50%      7.12%       11.03%
  MEDIAN AGE                                    35.3        35.4       35.7       33.2         33.9
  MEDIAN AGE OF HOUSEHOLDER                     46.4        46.6       46.1       44.6         45.7

POPULATION 25+ BY EDUCATION LEVEL             14,995      31,216     19,884     19,374      189,949
  ELEMENTARY                                   6.35%       9.80%      6.22%      5.96%        8.24%
  SOME HIGH SCHOOL                            12.14%      16.44%     11.94%     11.85%       14.58%
  HIGH SCHOOL GRADUATE                        33.31%      32.60%     28.61%     28.03%       32.18%
  SOME COLLEGE                                19.56%      16.86%     20.85%     21.35%       18.38%
  ASSOCIATES DEGREE ONLY                       5.55%       7.91%      7.80%      7.67%        7.10%
  BACHELORS DEGREE ONLY                       14.19%       9.76%     14.55%     14.32%       11.53%
  GRADUATE DEGREE                              8.90%       6.64%     10.02%     10.83%        7.98%

POPULATION ENROLLED IN SCHOOL                  5,611      12,885     12,885     13,953       84,728
  PRE-PRIMARY -- PUBLIC                        5.25%       5.24%      3.23%      2.98%        4.80%
  PRE-PRIMARY -- PRIVATE                       6.64%       3.93%      6.14%      5.49%        3.95%
  ELEM/HIGH -- PUBLIC                         59.89%      62.51%     39.01%     34.60%       56.69%
  ELEM/HIGH  -- PRIVATE                        7.26%       4.42%     28.13%     26.50%        8.33%
  COLLEGE -- PUBLIC                           15.32%      19.21%     13.34%     19.51%       18.92%
  COLLEGE -- PRIVATE                           5.64%       4.70%     10.15%     10.91%        7.32%


Conversion Valuation Appraisal Report                              Page:  1 - 31
================================================================================

                       FIGURE 29 - HOUSEHOLD DEMOGRAPHICS

--------------------------------------------------------------------------------------------

                                                                       HIGHLAND    ORANGE
                                     WARWICK     MIDDLETOWN   MONROE     MILLS      COUNTY
--------------------------------------------------------------------------------------------
                           HOUSEHOLD CHARACTERISTICS

HOUSEHOLDS
  1980 CENSUS                            5,737      14,723     7,330    7,252     84,251
  1990 CENSUS                            7,646      17,109    10,519   10,371    101,506
  1996 ESTIMATE                          8,362      18,170    11,960   11,682    108,298
  2001 PROJECTION                        8,856      18,972    12,943   12,597    113,280
  GROWTH 1980 TO 1990                   33.27%      16.21%    43.51%   43.02%     20.48%
  PROJECTED GROWTH 1990 TO 2001         15.81%      10.88%    23.04%   21.47%     11.60%

HOUSEHOLD SIZE
  AVG PERSONS PER HH 1980                 3.09        2.97      3.52     3.68       3.08
  AVG PERSONS PER HH 1990                 3.01        2.91      3.48     3.59       3.03
  AVG PERSONS PER HH 1996 EST             2.99        2.89      3.46     3.56       3.01
  AVG PERSONS PER HH 2001 PROJ            2.98        2.88      3.45     3.54       3.00
  CHANGE 1980 TO 1996                    -0.11       -0.08     -0.06    -0.13      -0.07

POPULATION BY HOUSEHOLD TYPE             8,362      18,170    11,960   11,682    108,298
  FAMILY HOUSEHOLDS                     76.45%      70.66%    82.02%   81.63%     75.00%

HOUSEHOLDS BY TYPE                       7,646      17,109    10,519   10,371    101,506
  SINGLE MALE                            7.48%       8.76%     5.71%    6.10%      8.05%
  SINGLE FEMALE                         11.01%      13.85%     7.54%    7.57%     11.62%
  MARRIED COUPLE                        67.89%      55.22%    73.99%   73.69%     62.27%
  OTHER FAMILY - MALE HEAD               2.52%       3.98%     2.65%    2.63%      3.45%
  OTHER FAMILY - FEMALE HEAD             7.20%      12.36%     6.54%    6.47%     10.25%
  NON FAMILY - MALE HEAD                 2.51%       3.68%     2.27%    2.31%      2.74%
  NON FAMILY - FEMALE HEAD               1.40%       2.14%     1.29%    1.23%      1.61%
HOUSEHOLDS WITH CHILDREN                 7,618      17,271    10,532   10,387    101,730
  MARRIED COUPLE FAMILY                 68.38%      55.57%    75.07%   74.30%     63.49%
  OTHER FAMILY - MALE HEAD               2.01%       3.97%     2.17%    2.31%      3.13%
  OTHER FAMILY - FEMALE HEAD             7.51%      12.66%     6.58%    6.70%      9.95%
  NON FAMILY                            22.10%      27.80%    16.18%   16.68%     23.43%

HOUSEHOLDS BY INCOME - 1996 EST          8,362      18,170    11,960   11,682    108,298
  UNDER $5,000                           1.73%       2.46%     2.71%    2.89%      2.76%
  $5,000 TO 10,000                       4.34%       6.74%     5.24%    5.47%      6.11%
  $10,000 TO $15,000                     5.01%       6.93%     5.23%    5.29%      5.91%
  $15,000 TO $25,000                     9.26%      12.52%     8.04%    7.96%     10.75%
  $25,000 TO $35,000                     9.36%      13.79%     7.52%    7.82%     11.46%
  $35,000 TO $50,000                    16.27%      18.18%    12.87%   13.78%     17.32%
  $50,000 TO $75,000                    26.27%      24.31%    27.31%   27.68%     24.75%
  $75,000 TO $100,000                   14.21%       8.79%    15.48%   15.09%     11.36%
  $100,000 OR MORE                      13.54%       6.29%    15.60%   14.03%      9.56%
MEDIAN HOUSEHOLD INCOME - 1996 EST     $56,664     $49,215   $61,403  $58,459    $46,139
MEDIAN FAMILY INCOME - 1996 EST        $62,443     $54,251   $66,486  $62,567    $53,307
PER CAPITA INCOME - 1996 EST           $21,779     $19,054   $25,553  $21,437    $18,624

PUBLIC ASSISTANCE INCOME                 7,618      17,271   10,532    10,387    101,730
  WITH PUBLIC ASSISTANCE INCOME          2.92%       6.08%    3.98%     3.93%      5.00%
  NO PUBLIC ASSISTANCE INCOME           97.08%      93.92%   96.02%    96.07%     95.00%

RETIREMENT INCOME                        7,618      17,271   10,532    10,387    101,730
  WITH RETIREMENT INCOME                15.45%      16.80%   14.94%    15.12%     16.93%
  NO RETIREMENT INCOME                  87.56%      89.67%   89.20%    88.97%     88.33%

HOUSEHOLDS BY NUMBER OF VEHICLES         7,643      16,904   10,282    10,139    101,506
  NO VEHICLES                             5.63%      13.13%   11.74%    12.13%     10.75%
  1  VEHICLE                             24.69%      34.24%   24.04%    24.52%     29.29%
  2  VEHICLES                            48.06%      38.51%   45.49%    45.10%     41.45%
  3+ VEHICLES                            21.62%      14.11%   18.73%    18.25%     18.51%
  ESTIMATED TOTAL VEHICLES              15,009      27,501   19,453    18,917    178,450

Conversion Valuation Appraisal Report                              Page:  1 - 32
================================================================================

                       FIGURE 30 - EMPLOYMENT DEMOGRAPHICS

-----------------------------------------------------------------------------------------
                                                                       HIGHLAND   ORANGE
                                        WARWICK   MIDDLETOWN  MONROE     MILLS    COUNTY
-----------------------------------------------------------------------------------------
                           EMPLOYMENT CHARACTERISTICS
FAMILIES BY NUMBER OF WORKERS           5,934      12,469      8,827      8,654    77,895
  NO WORKERS                             8.67%      10.02%      6.76%      6.43%     9.41%
  ONE WORKER                            26.59%      29.91%     31.88%     31.95%    28.17%
  TWO WORKERS                           48.14%      45.56%     45.54%     46.30%    46.69%
  THREE WORKERS                         16.61%      14.51%     15.82%     15.32%    15.73%

POPULATION 16+ BY OCCUPATION           11,059      23,582     15,406     14,962   141,415
  EXECUTIVE AND MANAGERIAL              14.52%      10.10%     16.24%     15.95%    12.68%
  PROFESSIONAL & SPECIALTY              16.18%      13.92%     17.18%     16.91%    14.82%
  TECHNICAL SUPPORT                      3.36%       3.17%      3.95%      4.01%     3.59%
  SALES                                 10.83%      11.75%     14.27%     14.04%    11.67%
  ADMINISTRATIVE SUPPORT                16.37%      16.16%     15.14%     15.33%    15.90%
  SERVICE: PRIVATE HOUSEHOLD             0.29%       0.23%      0.40%      0.40%     0.27%
  SERVICE: PROTECTIVE                    2.98%       3.81%      3.61%      3.51%     3.26%
  SERVICE: OTHER                         7.86%      12.69%      7.54%      8.16%    10.26%
  FARMING, FORESTRY & FISHING            2.50%       2.12%      1.28%      1.31%     1.94%
  PRECISION PRODUCTION & CRAFT          14.35%      11.13%     11.65%     11.19%    12.10%
  MACHINE OPERATOR                       3.33%       5.71%      2.29%      2.59%     5.08%
  TRANS AND MATERIAL MOVING              3.53%       4.34%      3.64%      3.63%     4.17%
  LABORERS                               3.89%       4.87%      2.82%      2.97%     4.25%

POPULATION BY TRANSPORTATION TO WORK   10,851      23,217     15,384     15,502   141,664
  DRIVE                                 89.51%      88.56%     84.06%     82.74%    87.69%
  PUBLIC TRANSPORTATION                  3.90%       4.58%      8.65%      7.62%     4.42%
  WALKED                                 2.57%       4.04%      4.37%      6.65%     4.61%
  OTHER MEANS                            0.95%       0.77%      0.48%      0.63%     0.87%
  WORKED AT HOME                         3.07%       2.04%      2.45%      2.36%     2.40%

POPULATION BY TRAVEL TIME TO WORK      10,518      22,743     15,008     15,136   138,258
  UNDER 15 MINUTES/WORK AT HOME         29.18%      40.68%     27.25%     31.09%    34.55%
  10 TO 30 MINUTES                      18.90%      30.05%     18.18%     17.55%    27.76%
  30 TO 45 MINUTES                      15.16%      10.25%     18.84%     18.22%    15.12%
  45 TO 60 MINUTES                      13.60%       6.44%     11.90%     11.34%     8.51%
  60 TO 90 MINUTES                      17.00%       7.92%     14.76%     13.64%     8.81%
  90+ MINUTES                            6.17%       4.67%      9.07%      8.16%     5.24%

Conversion Valuation Appraisal Report                              Page:  1 - 33
================================================================================


                        FIGURE 31 - HOUSING DEMOGRAPHICS



-----------------------------------------------------------------------------------------
                                                                       HIGHLAND   ORANGE
                                        WARWICK   MIDDLETOWN  MONROE     MILLS    COUNTY
-----------------------------------------------------------------------------------------
                          HOUSING UNIT CHARACTERISTICS
HOUSING UNITS BY OCCUPANCY STATUS            8,569     18,426    11,987   11,842    110,814
  OCCUPIED                                  89.19%     92.80%    87.76%   87.41%     91.60%
  VACANT                                    10.81%      7.20%    12.24%   12.59%      8.40%

VACANT UNITS                                  926      1,327     1,467     1,491     9,308
  FOR RENT                                  10.04%     43.12%    15.89%    16.79%     25.11%
  FOR SALE ONLY                             16.74%     25.08%    12.77%    10.74%     18.50%
  SEASONAL                                  50.93%     10.19%    58.03%    57.92%     31.09%
  OTHER                                     22.28%     21.62%    13.31%    14.56%     25.30%

OCCUPIED UNITS                              7,643     17,099    10,520    10,350    101,506
  OWNER OCCUPIED                            78.30%     58.70%    73.33%    69.90%     67.46%
  RENTER OCCUPIED                           21.70%     41.30%    26.67%    30.10%     32.54%

YEAR ROUND UNITS IN STRUCTURE               8,564     18,426    11,987    11,842    110,814
  SINGLE UNITS DETACHED                     75.76%     50.44%    63.46%    60.42%     60.54%
  SINGLE UNITS ATTACHED                      6.90%      6.97%     5.38%     6.71%      5.77%
  2 TO 4 UNITS                               9.71%     19.46%    13.79%    14.44%     17.35%
  4 TO 49 UNITS                              5.72%     18.71%    13.94%    14.66%     10.77%
  50+ UNITS                                  0.00%      0.46%     0.00%     0.00%      0.52%
  MOBILE HOME OR TRAILER                     0.46%      2.59%     2.17%     2.69%      3.84%
  ALL OTHER                                  1.45%      1.36%     1.27%     1.08%      1.22%
SINGLE/MULTIPLE RATIO                         4.9        1.5       2.4       2.3        2.3

OWNER OCCUPIED PROPERTY VALUES ('97 EST)    5,624      8,708     7,055     6,574     58,777
  UNDER $50,000                              1.22%      2.38%     0.90%     0.93%      1.79%
  $50,000 TO $100,000                        6.50%     14.25%     4.43%     4.91%     11.06%
  $100,000 TO $150,000                      24.63%     38.33%    14.59%    16.34%     28.07%
  $150,000 TO $200,000                      33.31%     31.74%    33.85%    34.84%     31.93%
  $200,000 TO $300,000                      25.04%     10.70%    35.51%    33.79%     20.32%
  $300,000 TO $400,000                       5.74%      1.70%     6.32%     5.89%      4.16%
  $400,000 TO $500,000                       2.47%      0.60%     2.58%     2.07%      1.62%
  $500,000 +                                 1.10%      0.29%     1.82%     1.23%      1.05%
  MEDIAN PROPERTY VALUE                  $186,072   $154,947  $212,883  $191,795   $163,046
MEDIAN OWNER COST                        $  1,104   $    907  $  1,171  $    987   $  1,008
MEDIAN OWNER COST AS % OF INC                  NA         NA        NA        NA      23.30
MEDIAN RENT                              $    684   $    622  $    711  $    674   $    595
MEDIAN RENT AS % OF INC                        NA         NA        NA        NA      29.00

HOUSING UNITS BY YEAR BUILT                 8,582     18,426    11,987    11,842    110,814
  BUILT 1989 TO MARCH 1990                   2.36%      2.71%     1.86%     1.79%      2.05%
  BUILT 1985 TO 1988                        14.85%      9.69%    15.56%    14.91%     10.87%
  BUILT 1980 TO 1984                         7.26%      4.05%    11.12%    11.09%      5.78%
  BUILT 1970 TO 1979                        16.30%     25.53%    20.69%    19.42%     17.53%
  BUILT 1960 TO 1969                        13.49%     12.72%    16.36%    17.21%     15.48%
  BUILT 1950 TO 1959                        14.29%      9.53%     9.76%    10.09%     12.70%
  BUILT 1940 TO 1949                         8.64%      5.27%     6.52%     6.02%      6.88%
  BUILT 1939 OR EARLIER                     22.81%     30.50%    18.13%    19.48%     28.71%
  MEDIAN YEAR BUILT                          1964       1966      1964      1961       1961

NUMBER OF YEARS OWNER LIVED IN UNIT         7,643      17,099   10,520    10,350    101,506
  1 Yr or less                              13.30%      21.65%   14.86%     16.15%    16.96%
  2-5 Yrs                                   32.54%      28.10%   31.38%     32.82%    29.64%
  6-10 Yrs                                  16.84%      14.17%   16.92%     16.27%    15.27%
  11-20 Yrs                                 19.43%      18.41%   21.82%     20.09%    19.16%
  21-30 Yrs                                  8.76%       8.14%    9.25%      8.85%     9.37%
  More than 30 Yrs                           9.13%       9.53%    5.77%      5.83%     9.59%

Conversion Valuation Appraisal Report                              Page:  1 - 34
================================================================================




         MARKET AREA DEPOSIT CHARACTERISTICS


         HIGHLAND MILLS MARKET AREA

         The following table illustrates that there is a low level of competition for deposits in this market area, with 3 institutions each operating one active branch office competing for $67.3 million in deposits. This has been a stable market with no new branches or branch closures.

         Total deposits in the market have decreased by 11.33% in this market over the last four years. The Bank had a market share of 47.88% at June 30, 1996 and has experienced an increase of 24.46% in deposits over the last four years.

                FIGURE 32 - DEPOSIT TRENDS AND MARKET SHARE TABLE

                                  ($ IN 000'S)

                  HIGHLAND MILLS: MARKET SHARE BY INSTITUTION

                         TOTAL    MKT SHARE  $ GROWTH    % GROWTH   AVG BRANCH       EFFICIENCY
INSTITUTION              1996       1996    1992-1996   1992-1996     1996     COUNT   RATIO
-----------------------------------------------------------------------------------------------
TOTAL                   $67,253   100.00%    ($8,596)   -11.33%    $22,418      3    100.0%
-----------------------------------------------------------------------------------------------
FLEET BK OF NY          $15,323    22.78%    $ 3,635     31.10%    $15,323      1     68.4%
MIDDLETOWN SVGS BK      $19,731    29.34%   ($18,559)   -48.47%    $19,731      1     88.0%
WARWICK SVGS BK         $32,199    47.88%    $ 6,328     24.46%    $32,199      1    143.6%

Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 35
================================================================================





         MIDDLETOWN MARKET AREA

         The following table illustrates that there is a high level of competition for deposits in this market area, with 14 institutions operating 19 active branch offices competing for $668.5 million in deposits. This has been a stable market with two branch closings and one new entrant over the last four years.

         Total deposits have decreased by 0.35% over the last four years. The Bank had a market share of 3.14% at June 30, 1996.



                FIGURE 33 - DEPOSIT TRENDS AND MARKET SHARE TABLE

                                  ($ IN 000'S)

                    MIDDLETOWN: Market Share by Institution

                         TOTAL    MKT SHARE  $ GROWTH    % GROWTH   AVG BRANCH       EFFICIENCY
INSTITUTION              1996       1996    1992-1996   1992-1996     1996     COUNT   RATIO
-----------------------------------------------------------------------------------------------
TOTAL                   $668,486   100.00%    ($2,315)    *0.35%    $35,183     19    100.0%
-----------------------------------------------------------------------------------------------
MANUFACTURERS & TRAD    $ 18,590     2.78%    ($2,161)   -10.41%    $18,590      1     52.8%
MARINE MIDLAND BK       $ 24,760     3.70%    $ 5,882     31.02%    $24,760      1     70.4%
BANK OF NEW YORK        $ 91,673    13.71%    ($9,503)   - 9.39%    $45,837      2    130.3%
KEY BK OF NY            $ 35,769     5.35%    $ 5,681     18.88%    $17,885      2     50.8%
FLEET BK OF NY          $ 14,858     2.22%    ($1,661)   -10.06%    $14,858      1     42.2%
ORANGE COUNTY TRUST     $ 94,788    14.18%    $18,740     24.64%    $47,394      2    134.7%
WARWICK SVGS BK         $ 20,959     3.14%    $19,047    996.18%    $20,959      1     59.6%
MIDDLETOWN SVGS BK      $207,869    31.10%   ($35,821)   -14.70%    $69,290      3    196.9%
ELLENVILLE NB           $ 10,851     1.62%    $10,851      0.00%    $10,851      1     30.8%
FIRST UNION NB          $  7,405     1.11%   ($10,371)   -58.34%    $ 7,405      1     21.0%
HILLTOP FCU             $  6,795     1.02%      ($665)   - 8.91%    $ 6,795      1     19.3%
MIDDLETOWN FCU          $  4,798     0.72%    $ 1,163     31.99%    $ 4,798      1     13.6%
FIRST FS&LA OF ROCHE    $ 33,279     4.98%    $13,963     72.29%    $33,279      1     94.6%
FIRST FEDERAL SAVINGS   $ 96,092    14.37%   ($17,440)   -15.36%    $96,092      1    273.1%

Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 36
================================================================================





         MONROE MARKET AREA

         The following table illustrates that there is a moderate level of competition for deposits in this immediate market area, with 6 institutions operating 7 active branch offices competing for $307.1 million in deposits. This has been a relatively stable market with two new entrants and no branch closures.

         Total deposits have increased by 8.65% over the last four years. The Bank had market share of 20.17% at June 30, 1996, and has experienced growth of 16.96%.

                FIGURE 34 - DEPOSIT TRENDS AND MARKET SHARE TABLE

                                  ($ IN 000'S)

                      MONROE: MARKET SHARE BY INSTITUTION

                         TOTAL    MKT SHARE  $ GROWTH    % GROWTH  AVG BRANCH        EFFICIENCY
INSTITUTION              1996       1996    1992-1996   1992-1996    1996     COUNT    RATIO
-----------------------------------------------------------------------------------------------
TOTAL                   $307,125   100.00%    $24,459      8.65%    $43,875      7    100.0%
-----------------------------------------------------------------------------------------------
MANUFACTURERS & TRAD    $ 64,214    20.91%   ($17,474)   -21.39%    $32,107      2     73.2%
CHASE MANHATTAN BK N    $ 73,206    23.84%    $23,373     46.90%    $73,206      1    166.9%
BANK OF NEW YORK        $ 45,575    14.84%    $ 5,129     12.68%    $45,575      1    103.9%
WARWICK SVGS BK         $ 61,961    20.17%    $ 8,986     16.96%    $61,961      1    141.2%
MIDDLETOWN SVGS BK      $ 42,407    13.81%    $ 5,274     14.20%    $42,407      1     96.7%
FIRST FEDERAL SAVING    $ 19,762     6.43%      ($829)    -4.03%    $19,762      1     45.0%

Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 37
================================================================================





         WARWICK MARKET AREA

         This table illustrates that there is a moderate level of competition for deposits in this immediate market area, with 5 institutions each operating one active branch office competing for $226.4 million in deposits. This has been a stable market with one new entrant, Middletown Savings who acquired the First Nationwide facility in 1996.

         As the following table illustrates, total deposits have increased by 9.94% over the last four years. The Bank had market share of 54.74% at June 30, 1996.

                FIGURE 35 - DEPOSIT TRENDS AND MARKET SHARE TABLE

                                  ($ IN 000'S)

                      WARWICK: MARKET SHARE BY INSTITUTION

                         TOTAL    MKT SHARE  $ GROWTH    % GROWTH   AVG BRANCH        EFFICIENCY
INSTITUTION              1996       1996    1992-1996   1992-1996     1996     COUNT    RATIO
------------------------------------------------------------------------------------------------
TOTAL                   $226,421  100.00%    $20,472       9.94%    $ 45,284      5    100.0%
------------------------------------------------------------------------------------------------
BANK OF NEW YORK        $ 28,804   12.72%    $ 1,663       6.13%    $ 28,804      1     63.6%
KEY BK OF NY            $ 32,634   14.41%    $ 8,266      33.92%    $ 32,634      1     72.1%
WARWICK SVGS BK         $123,933   54.74%    $11,045       9.78%    $123,933      1    273.7%
MIDDLETOWN SVGS BK      $ 40,456   17.87%    $40,456       0.00%    $ 40,456      1     89.3%
ST ANTHONY COMM HOSP    $    594    0.26%    $    78      15.12%    $    594      1      1.3%
FIRST NATIONWIDE BAN    $      0    0.00%   ($41,036)   -100.00%    $      0      0      0.0%

Source:  FDIC, data

Conversion Valuation Appraisal Report                              Page:  1 - 38
================================================================================




3.  COMPARISONS WITH PUBLICLY TRADED THRIFTS


                     INTRODUCTION


This chapter presents an analysis of the Bank's operations against a Comparable Group of publicly traded savings institutions. The Comparable Group ("Comparable Group") was selected from a universe of 409 public thrifts as of September 8, 1997. The Comparable Group was selected based upon similarity of characteristics to the Bank. The Comparable Group multiples provide the basis for the fair market valuation of the Bank. Factors that influence the Bank's value such as balance sheet structure and size, profitability, income and expense trends, capital levels, credit risk, interest rate risk and recent operating results can be measured against the Comparable Group. The Comparable Group current market pricing, coupled with the appropriate adjustments for differences between the Bank and the Comparable Group, will then be utilized as the basis for the pro-forma valuation of the Bank to-be-issued common stock.


                  SELECTION SCREENS


THE SELECTION SCREENS UTILIZED TO IDENTIFY POSSIBLE COMPARABLES FROM THE LIST OF 409 PUBLIC THRIFTS AT SEPTEMBER 8, 1997 INCLUDED:

1. The institution had to be traded on either the AMEX or NASDAQ to ensure liquidity. This eliminated tightly held and "pink sheet" organizations who lack liquidity.

2. The IPO date had to be on or before May 31, 1996, eliminating any new conversions.

3. The total asset size had to be greater than or equal to $250 million and less than or equal to $400 million.

4.       The Conversion had to be a full standard conversion.

5. The institution had to be located in the North East or Mid Atlantic regions.

6.       The current Price to Tangible Book multiple had to be less than 160%.

7.       The current Return on Assets had to be greater than 4%.

Conversion Valuation Appraisal Report                              Page:  1 - 39
================================================================================





Utilizing these screens, the 409 possibilities were narrowed down to 15 candidates. After scanning these candidates the following institutions were eliminated from the Comparable Group for the reasons shown:


TICKER                  SHORT NAME              CITY            STATE
------------------------------------------  ---------------------------
HIGH OR LOW LOAN TO ASSET RATIO
-------------------------------
CVAL        Chester Valley Bancorp Inc.       Downingtown        PA
YFCB        Yonkers Financial Corporation     Yonkers            NY

TOO MANY BRANCHES
-----------------
NMSB        NewMil Bancorp Inc.               New Milford        CT

HIGH NONPERFORMING ASSETS TO TOTAL ASSETS
-----------------------------------------
IFSB        Independence Federal Svgs Bank    Washington         DC

This resulted in a Comparable Group of 11 institutions.

                                                                   NUMBER                           TOTAL
                                                                     OF                 COMMERCE    ASSETS
TICKER                  SHORT NAME              CITY       STATE   OFFICES    IPO DATE   TYPE       ($000)
--------------------------------------------   --------------------------------------------------  -------
CATB    Catskill Financial Corp.               Catskill       NY      4       04/18/96 Regular      284,238
CEBK    Central Co-operative Bank              Somerville     MA      8       10/24/86 Regular      344,420
FBER    1st Bergen Bancorp                     Wood-Ridge     NJ      4       04/01/96 Regular      284,765
FIBC    Financial Bancorp Inc.                 Long Island    NY      5       08/17/94 Regular      282,485
FKFS    First Keystone Financial               Media          PA      5       01/26/95 Regular      320,797
FSBI    Fidelity Bancorp Inc.                  Pittsburgh     PA      8       06/24/88 Regular      363,302
LFBI    Little Falls Bancorp Inc.              Little Falls   NJ      6       01/05/96 Regular      299,989
LSBX    Lawrence Savings Bank                  North Andover  MA      5       05/02/86 Regular      366,318
PBCI    Pamrapo Bancorp Inc.                   Bayonne        NJ      8       11/14/89 Regular      370,987
PHFC    Pittsburgh Home Financial Corp.        Pittsburgh     PA      7       04/01/96 Regular      256,265
WVFC    WVS Financial Corp.                    Pittsburgh     PA      5       11/29/93 Regular      294,693

                  SELECTION CRITERIA


To be eligible for selection to the Comparable Group, thrifts had to be publicly traded on either the American Stock Exchange or traded on the national over-the-counter ("OTC") markets listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") System. Each company selected is a member of one of the exchanges listed above.

Conversion Valuation Appraisal Report                              Page:  1 - 40
================================================================================

Also excluded from the Comparable Group were institutions that were pending mergers or acquisitions along with companies whose prices appear to be distorted by speculative factors or unusual operating conditions. Finally, institutions that completed their conversions within the last year were also excluded as the earnings of newly converted institutions do not reflect a full years benefit from the reinvestment of proceeds, and thus the price/earnings multiples and return on equity measures for these institutions tend to be skewed upward and downward respectively.

In an ideal world, all of the Comparable Group would contain the exact characteristics of the Bank. The goal of the selection criteria process is to find those institutions that most closely match those of the Bank. None of the Comparables selected will be exact clones of the Bank.

Conversion Valuation Appraisal Report                              Page:  1 - 41
================================================================================

The members of the Comparable Group were selected based upon the following criteria:

         1.       Liquidity of the issue

         2.       Asset size

         3.       Profitability

         4.       Capital level

         5.       Asset mix

         6.       Operating strategy

         7.       Date of conversion

1. LIQUIDITY OF THE ISSUE The existence of an active and regular trading market for a stock is critical to the reliability of share price data. Weak or thinly traded stocks are questionable due to an irregular frequency of trades or highly varied trading prices. Thinly traded stocks also tend to exhibit a very wide bid/ask range. As such, companies exhibiting thin liquidity were excluded from the selection. Also, institutions involved in an acquisition and/or companies with market prices that appear to be influenced by announced or rumored acquisitions have been excluded as the stock prices could be either artificially high or low. For selection of the Comparable Group, only those institutions listed on AMEX or NASDAQ were selected. All eleven of the members of the Comparable Group are listed on NASDAQ.

2. ASSET SIZE The Comparable Group should have a similar asset size to the Bank. Large institutions are not appropriate for the peer group due to a more extensive branch network, greater financial strength, more access to diverse markets and more capacity in terms of infrastructure. The Comparable Group ranged from $256.3 million to $371.0 million in total assets. The Bank's asset size was $286.5 million as of May 31, 1997 and will be $327.7 million on a pro forma basis at the midpoint of the valuation range.

3. PROFITABILITY The Comparable Group should have similar financial conditions and recent earnings that are comparable to the Bank. They should show a comparable return on equity and return on assets measures. As such, the Comparable Group have ROAs averaging 1.02% and ROEs averaging 9.47% for the most recent quarter available. The Comparable Group profitability measures had a dispersion about the mean for the ROA measure ranging from a low of 0.63% to a high of 1.62% while the ROE measure ranged from a low of 4.75% to a high of 18.78%. The Bank had an ROA of 1.00% and ROE of 11.20% for the year ending May 31, 1997.

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================================================================================

4. CAPITAL LEVEL The Comparable Group should have a capital level similar to the Bank's. Capital is important in that it is a determinant of asset size and regulatory rating. Institutions with capital in a similar range as the Bank were selected. The average equity to assets ratio for the Comparable Group was 11.76% with a high of 25.04% and a low of 6.75%. At May 31, 1997, the Bank had an equity to assets ratio of 9.81%.

5. ASSET MIX The asset mix is very important in the selection criteria for Comparables. At May 31, 1997, the Bank had a total net loan to asset ratio of 48.27%. The average loan to asset ratio for the Comparables was 52.92%, ranging from a low of 43.07% to a high of 68.13%.

6. OPERATING STRATEGY An institution's operating characteristics are important because they determine future performance. They also affect expected rates of return and investor's general perception of the quality, risk and attractiveness of a given company. Specific operating characteristics include profitability, balance sheet growth, asset quality, capitalization, and non-financial factors such as management strategies and lines of business.

7. DATE OF CONVERSION Recent conversions, those completed after May 31, 1996, were excluded since the earnings of a newly converted institution do not reflect a full year's benefits of reinvestment of conversion proceeds. Additionally, new issues tend to trade at a discount to the market averages.


         COMPARABLE GROUP PROFILES


         - CATSKILL FINANCIAL CORP. CATB is a BIF insured institution that operates 4 offices and is headquartered in Catskill, New York. CATB had the highest Equity ratios and the lowest Borrowing/Asset, 3.37%, NPA/Equity, 1.865, Interest Expense/Average Assets, 3.22%, Efficiency, 45.69%, and Overhead, 43.82%, ratios of the Comparable Group. CATB was one of the six Comparables that had no intangibles. CATB was included in the Comparable Group based on its balance sheet mix and income statement ratios.

         - CENTRAL CO-OPERATIVE BANK CEBK is a BIF insured, Massachusetts institution that operates 8 branches. CEBK had the highest Loans/Assets, 68.13%, Intangible Assets/Equity, 10.53%, Efficiency, 64.92%, Overhead, 62.48%, and Deposit Growth, 11.33%, ratios of the Comparable Group. CEBK was included in the Comparable Group based on balance sheet mix, capital, asset quality, and income statement ratios.

Conversion Valuation Appraisal Report                              Page:  1 - 43
================================================================================

- 1ST BERGEN BANCORP FBER is a SAIF insured institution that operates 4 branches and has its headquarters in Wood-Ridge, New Jersey. FBER had no intangibles, the highest Reserves/Loans, 2.50%, and Asset Growth, 51.48%, ratios and the lowest Noninterest Income/Average Assets, 0.08%, and Loan Growth, (5.42%), ratios. It was selected as a Comparable based on its balance sheet mix, and income statement ratios.

- FINANCIAL BANCORP INC. FBC, a Long Island, New York institution with 5 branches, is a SAIF insured institution. FBC had the lowest Regulatory Core Capital/Assets, 7.32%, ratio of the Comparable Group. FBC was included in the Comparable Group based on its balance sheet mix, capital, profitability, and income statement ratios.

- FIRST KEYSTONE FINANCIAL FKFS is a SAIF insured institution with 5 branches located in Media, Pennsylvania. FKFS had the highest NPA/Equity, 21.90%, and Noninterest Income/Average Assets, 0.31%, ratios of the Comparable Group. FKFS was included with the Comparable Group based on its balance sheet mix, capital, profitability, and income statement ratios.

- FIDELITY BANCORP INC. FSBI is a SAIF insured institution that operates 8 offices in Pittsburgh, Pennsylvania. FSBI had the highest Loan Growth, 50.26%, ratio and lowest Equity/Assets, 6.75%, Tangible Equity/Assets, 6.75%, and Equity + Reserves/Assets, 7.25%, ratios in the Comparable Group. FSBI was included in the Comparable Group based on its asset mix, capital, asset quality, profitability, and income statement ratios.

- LITTLE FALLS BANCORP, INC. LFBI is a SAIF insured thrift that operates 6 branches in Little Falls, New Jersey. LFBI had the lowest Loans/Deposits, 57.38%, Loans/Assets, 43.07%, Return on Average Assets, 0.63%, Return on Average Equity, 4.75%, Net Interest Margin, 2.69%, Interest Income/Average Assets, 6.64%, Net Interest Income/Average Assets, 2.59%, Noninterest Expense/Average Assets, 1.71%, and Asset Growth, (4.48%) ratios in the Comparable Group. LFBI was selected based on its balance sheet mix, asset quality, efficiency, and loan growth ratios.

- LAWRENCE SAVINGS BANK LSBX is a BIF insured bank that operates 5 offices in North Andover, Massachusetts. LSBX had no intangibles and was the only member of the Comparable Group that paid no dividends. LSBX had the highest Reserves/NPLs, 642.25%, Reserves/NPLs + 90, 328.94%, Return on Average Assets, 1.62%, and Return on Average Equity, 18.78%, and lowest NPLs/Loans, 0.36%, and Deposit Growth, (4.97%), ratios of the Comparable Group. LSBX was selected based on its balance sheet mix, capital, and income statement ratios.

Conversion Valuation Appraisal Report                              Page:  1 - 44
================================================================================



         - PAMRAPO BANCORP INC. PBCI is a SAIF insured institution that operates 8 branches in Bayonne, New Jersey. PBCI is the largest member of the Comparable Group at $371.0 million in assets. PBCI had the highest Deposits/Assets, 81.50%, NPLs/Loans, 3.12%, NPAs/Assets, 2.14%, Net Interest Margin, 4.75%, Interest Income/Average Assets, 7.77%, Net Interest Income/Average Assets, 4.53%, Noninterest Expense/Average Assets, 2.48%, and Dividend Yield, 4.651%, and lowest Reserves/NPAs +90, 26.10%, ratio in the Comparable Group. PBCI was selected based on its asset mix, capital, and income statement ratios.

         - PITTSBURGH HOME FINANCIAL CORP. PHFC is a SAIF insured institution that operates 7 branches in Pittsburgh, Pennsylvania. PHFC was the smallest bank with $256.3 million in assets. PHFC had the highest Loans/Deposits, 124.69%, Borrowings/Assets, 32.86%, Regulatory Core Capital/Assets, 24.02%, and Interest Expense/Average Assets, 4.59%, ratios and the lowest Deposits/Assets, 54.15%, Total Capital/Risk Adjusted Assets, 10.60%, Reserves/Loans, 36.82%, and Reserves/NPLs, 0.76%, ratios in the Comparable Group. PHFC was included in the Comparable Group based on its capital, profitability, income statement, and growth ratios.

         - WVS FINANCIAL CORP. WVFC is a SAIF insured institution that operates 5 branches in Pittsburgh, Pennsylvania. WVFC had no intangibles and had the lowest NPAs/Assets ratio, 0.30%, of the Comparable Group. It also had the highest Dividend Payout ratio of 177.51%. WVFC was included in the Comparable Group based on its balance sheet mix, capital, profitability, income statement, and growth ratios.

All data presented in figures 36 through 46 is from SNL Securities utilizing the most recent quarter for balance sheet and income statement related items. All data for the Bank is from the prospectus or the audited financials. The market pricing data for the Comparables is as of September 8, 1997.

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================================================================================


                      FIGURE 36 - KEY FINANCIAL INDICATORS


                        THE BANK AND THE COMPARABLE GROUP

------------------------------------------------------------------------------------------
                                                THE BANK AT             COMPARABLE GROUP
                                               MAY 31, 1997          QUARTER AVERAGE (MOST
                                                                        RECENT QUARTER)
==========================================================================================
BALANCE SHEET DATA
------------------------------------------------------------------------------------------
Gross Loans to Deposits                           63.09%                     77.02%

Total Net Loans to Assets                         48.27%                     52.92%

Deposits to Assets                                77.20%                     70.06%

Borrowed Funds to Assets                           9.89%                     16.77%
------------------------------------------------------------------------------------------
BALANCE SHEET GROWTH
------------------------------------------------------------------------------------------
Asset Growth Rate                                  4.56%                     22.55

Loan Growth Rate                                  27.02%                     13.79%

Deposit Growth Rate                               (5.05)%                    4.67%
------------------------------------------------------------------------------------------
CAPITAL
------------------------------------------------------------------------------------------
Equity to Assets                                   9.81%                     11.76%

Tangible Equity to Assets                          9.81%                     11.57%

Intangible Assets to Equity                        0.00%                     1.87%

Regulatory Core Capital to Assets                  9.60%                     12.09%

Equity + Reserves to Assets                       10.24%                     12.42%

Total Capital to Risk Adjusted Assets             20.33%                     25.37%
------------------------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 46
================================================================================

------------------------------------------------------------------------------------------------
                                                           THE BANK        COMPARABLE GROUP
------------------------------------------------------------------------------------------------
ASSET QUALITY
------------------------------------------------------------------------------------------------
Non-Performing Loans to Loans                                1.72%              1.43%

Reserves to Non-Performing Loans                            51.74%             155.19%

Non-Performing Assets to Assets                              0.91%              1.01%

Non-Performing Assets to Equity                              9.27%              9.64%

Reserves to Loans                                            0.88%              1.30%

Reserves to Non-Performing Assets + 90 Days Del.            47.29%             108.14%
------------------------------------------------------------------------------------------------
PROFITABILITY
------------------------------------------------------------------------------------------------
Return on Average Assets                                     1.00%              1.02%

Return on Average Equity                                    11.20%              9.47%

------------------------------------------------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------
Net Interest Margin                                          4.20%              3.55%

Interest Income to Average Assets                            7.25%              7.28%

Interest Expense to Average Assets                           3.29%              3.85%

Net Interest Income to Average Assets                        3.97%              3.43%

Noninterest Income to Average Assets                         0.97%              0.20%

Noninterest Expense to Average Assets                        3.28%              2.04%

Efficiency Ratio                                            66.29%              56.04%

Overhead Ratio                                              58.01%              53.53%
------------------------------------------------------------------------------------------------

Source:  The Bank Offering Prospectus, FinPro calculations and SNL Securities
Note:  All of the Bank data is for the year ending May 31, 1997.
Note:  All of the Comparable data is as of the most recent quarter.

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================================================================================


           CORPORATE DATA


                      FIGURE 37 - COMPARABLE CORPORATE DATA


                                                    CORPORATE
                                           --------------------------------------------------------------------------
                                                                                                  DEPOSIT
                                                                             NUMBER               INSURANCE
                                                                               OF                 AGENCY    CONVERSION
TICKER                  SHORT NAME         EXCHANGE   CITY         STATE   OFFICES    IPO DATE  (BIF/SAIF)     TYPE
------------------------------------------ --------------------------------------------------------------------------
CATB    Catskill Financial Corp.            NASDAQ     Catskill     NY       4          04/18/96 BIF         Regular
CEBK    Central Co-operative Bank           NASDAQ     Somerville   MA       8          10/24/86 BIF         Regular
FBER    1st Bergen Bancorp                  NASDAQ     Wood-Ridge   NJ       4          04/01/96 SAIF        Regular
FIBC    Financial Bancorp Inc.              NASDAQ     Long Island  NY       5          08/17/94 SAIF        Regular
FKFS    First Keystone Financial            NASDAQ     Media        PA       5          01/26/95 SAIF        Regular
FSBI    Fidelity Bancorp Inc.               NASDAQ     Pittsburgh   PA       8          06/24/88 SAIF        Regular
LFBI    Little Falls Bancorp Inc.           NASDAQ     Little Falls NJ       6          01/05/96 SAIF        Regular
LSBX    Lawrence Savings Bank               NASDAQ     North Andov  MA       5          05/02/86 BIF         Regular
PBCI    Pamrapo Bancorp Inc.                NASDAQ     Bayonne      NJ       8          11/14/89 SAIF        Regular
PHFC    Pittsburgh Home Financial Corp.     NASDAQ     Pittsburgh   PA       7          04/01/96 SAIF        Regular
WVFC    WVS Financial Corp.                 NASDAQ     Pittsburgh   PA       5          11/29/93 SAIF        Regular

Source:  SNL Securities

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================================================================================


            KEY FINANCIAL DATA


Selected balance sheet ratios for the Comparable Group are shown in the following table:

                    FIGURE 38 - COMPARABLE KEY FINANCIAL DATA

                                            KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                        --------------------------------------------------------
                                         TOTAL     LOANS/       LOANS/   DEPOSITS/   BORROWINGS/
                                         ASSETS    DEPOSITS     ASSETS    ASSETS       ASSETS
TICKER          SHORT NAME              ($000)      (%)          (%)       (%)           (%)
-------------------------------------  ---------------------------------------------------------
CATB    Catskill Financial Corp.        284,238     62.94       44.12     70.10         3.31
CEBK    Central Co-operative Bank       344,420     88.08       68.13     77.36        11.90
FBER    1st Bergen Bancorp              284,765     57.50       43.27     75.25         9.60
FIBC    Financial Bancorp Inc.          282,485     73.84       54.73     74.12        15.21
FKFS    First Keystone Financial        320,797     82.17       58.59     71.31        19.42
FSBI    Fidelity Bancorp Inc.           363,302     74.48       48.92     65.69        26.26
LFBI    Little Falls Bancorp Inc.       299,989     57.38       43.07     75.05        11.17
LSBX    Lawrence Savings Bank           366,318     63.97       43.58     68.12        22.11
PBCI    Pamrapo Bancorp Inc.            370,987     68.48       55.81     81.50         3.94
PHFC    Pittsburgh Home Financial Corp. 256,265    124.69       67.52     54.15        32.86
WVFC    WVS Financial Corp.             294,693     93.72       54.34     57.99        28.72
                                       ---------------------------------------------------------
        Average                         315,296     77.02       52.92     70.06        16.77
        Maximum                         370,987    124.69       68.13     81.50        32.86
        Minimum                         256,265     57.38       43.07     54.15         3.31

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 49
================================================================================


             CAPITAL DATA




                       FIGURE 39 - COMPARABLE CAPITAL DATA


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                            -----------------------------------------------------------------------------------
                                                        TANGIBLE       INTANGIBLE     REGULATORY     EQUITY+      TOTAL CAPITAL/
                                            EQUITY/      EQUITY/        ASSETS/       CORE CAP/     RESERVES/     RISK ADJUSTED
                                            ASSETS     TANG ASSETS      EQUITY         ASSETS        ASSETS          ASSETS
TICKER             SHORT NAME                (%)           (%)                           (%)           (%)            (%)
----------------------------------------   ------------------------------------------------------------------------------------
CATB    Catskill Financial Corp.           25.04        25.04           0.00          20.72          25.69          61.36
CEBK    Central Co-operative Bank           9.93         8.98          10.53             NA          10.75             NA
FBER    1st Bergen Bancorp                 14.19        14.19           0.00          10.30          15.27          29.40
FIBC    Financial Bancorp Inc.              9.36         9.32           0.50           7.32           9.85          18.86
FKFS    First Keystone Financial            7.31         7.31           0.00           7.33           7.80          16.92
FSBI    Fidelity Bancorp Inc.               6.75         6.75           0.00           9.17           7.25          18.91
LFBI    Little Falls Bancorp Inc.          13.27        12.39           7.63           9.00          13.63          27.17
LSBX    Lawrence Savings Bank               8.69         8.69           0.00           9.07           9.68          17.71
PBCI    Pamrapo Bancorp Inc.               12.74        12.65           0.77          12.49          13.46          27.04
PHFC    Pittsburgh Home Financial Corp.    10.92        10.81           1.11          24.02          11.44          10.60
WVFC    WVS Financial Corp.                11.16        11.16           0.00          11.44          11.84          25.77
                                          --------------------------------------------------------------------------------------
        Average                            11.76        11.57           1.87          12.09          12.42          25.37
        Maximum                            25.04        25.04          10.53          24.02          25.69          61.36
        Minimum                             6.75         6.75           0.00           0.00           7.25           0.00

Source:  SNL Securities

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================================================================================


             ASSET QUALITY DATA




                    FIGURE 40 - COMPARABLE ASSET QUALITY DATA



                                                                ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                            -----------------------------------------------------------------------------------
                                             NPLs/     RESERVES/         NPAs/        NPAs/       RESERVES/        RESERVES/
                                             LOANS       NPLs           ASSETS       EQUITY         LOANS          NPAs + 90
TICKER             SHORT NAME                (%)          (%)            (%)           (%)           (%)              (%)
----------------------------------------   ------------------------------------------------------------------------------------
CATB    Catskill Financial Corp.            0.76       195.59          0.47           1.86            1.48          140.85
CEBK    Central Co-operative Bank           1.24        97.49          0.85           8.52            1.21           97.49
FBER    1st Bergen Bancorp                  1.76       141.84          0.83           5.87            2.50          129.82
FIBC    Financial Bancorp Inc.              1.62        54.85          1.71          18.29            0.89           26.91
FKFS    First Keystone Financial            1.75        47.78          1.60          21.90            0.84           30.58
FSBI    Fidelity Bancorp Inc.               0.57        176.3          0.31           4.65            1.01          112.57
LFBI    Little Falls Bancorp Inc.           1.93        42.62          0.98           7.39            0.82           33.93
LSBX    Lawrence Savings Bank               0.36       642.25          0.30           3.48            2.29          328.94
PBCI    Pamrapo Bancorp Inc.                3.12        41.42          2.14          16.82            1.29           26.10
PHFC    Pittsburgh Home Financial Corp.     2.07        36.82          1.60          14.64            0.76           32.18
WVFC    WVS Financial Corp.                 0.55       230.13          0.30           2.65            1.25          230.13
                                          --------------------------------------------------------------------------------------
        Average                             1.43       155.19          1.01           9.64            1.30          108.14
        Maximum                             3.12       642.25          2.14          21.90            2.50          328.94
        Minimum                             0.36        36.82          0.30           1.86            0.76           26.10

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 51
================================================================================


             PROFITABILITY DATA




                   FIGURE 41 - COMPARABLE PROFITABILITY DATA


                                                        PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                        -------------------------------------------
                                                                RETURN ON               RETURN ON
                                                                AVG ASSETS              AVG EQUITY
TICKER          SHORT NAME                                          (%)                    (%)
-------------------------------------------------       -------------------------------------------
CATB            Catskill Financial Corp.                                1.36                  5.28
CEBK            Central Co-operative Bank                               0.73                  7.16
FBER            1st Bergen Bancorp                                      0.85                  5.57
FIBC            Financial Bancorp Inc.                                  0.97                 10.07
FKFS            First Keystone Financial                                0.86                 11.94
FSBI            Fidelity Bancorp Inc.                                   0.76                 11.08
LFBI            Little Falls Bancorp Inc.                               0.63                  4.75
LSBX            Lawrence Savings Bank                                   1.62                 18.78
PBCI            Pamrapo Bancorp Inc.                                    1.37                 10.69
PHFC            Pittsburgh Home Financial Corp.                         0.89                  7.93
WVFC            WVS Financial Corp.                                     1.21                 10.92
                                                        -------------------------------------------
                Average                                                 1.02                  9.47
                Maximum                                                 1.62                 18.78
                Minimum                                                 0.63                  4.75



Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 52
================================================================================


        INCOME STATEMENT DATA



                  FIGURE 42 - COMPARABLE INCOME STATEMENT DATA

                                                            INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                      ----------------------------------------------------------------------------------------------
                                        NET     INTEREST     INTEREST  NET INTEREST  NONINTEREST  NONINTEREST
                                      INTEREST   INCOME/     EXPENSE/     INCOME/      INCOME/      EXPENSE/   EFFICIENCY  OVERHEAD
                                       MARGIN  AVG ASSETS  AVG ASSETS   AVG ASSETS    AVG ASSETS   AVG ASSETS     RATIO      RATIO
TICKER  SHORT NAME                      (%)        (%)         (%)         (%)           (%)           (%)         (%)        (%)
------------------------------------------------------------------------------------------------------------------------------------
CATB    Catskill Financial Corp.         4.15     7.31         3.22         4.09         0.14          1.90       45.69      43.82
CEBK    Central Co-operative Bank        3.60     6.98         3.60         3.38         0.23          2.43       64.92      62.48
FBER    1st Bergen Bancorp               3.58     7.24         3.78         3.46         0.08          2.07       60.27      59.30
FIBC    Financial Bancorp Inc.           3.89     7.41         3.69         3.71         0.23          2.09       53.37      50.09
FKFS    First Keystone Financial         3.35     7.33         4.11         3.22         0.31          2.18       61.48      57.76
FSBI    Fidelity Bancorp Inc.            3.02     6.91         3.97         2.93         0.24          1.86       58.76      55.42
LFBI    Little Falls Bancorp Inc.        2.69     6.64         4.05         2.59         0.09          1.71       58.57      57.20
LSBX    Lawrence Savings Bank            3.29     7.27         4.07         3.20         0.30          2.14       61.03      57.37
PBCI    Pamrapo Bancorp Inc.             4.75     7.77         3.24         4.53         0.31          2.48       49.66      46.22
PHFC    Pittsburgh Home Financial Corp.  3.10     7.59         4.59         3.00         0.15          1.81       56.23      54.05
WVFC    WVS Financial Corp.              3.66     7.61         4.00         3.61         0.12          1.73       46.43      44.67
                                      ----------------------------------------------------------------------------------------------

        Average                          3.55     7.28         3.85         3.43         0.20          2.04       56.04      53.53
        Maximum                          4.75     7.77         4.59         4.53         0.31          2.48       64.92      62.48
        Minimum                          2.69     6.64         3.22         2.59         0.08          1.71       45.69      43.82

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 53
================================================================================


             GROWTH DATA




                       FIGURE 43 - COMPARABLE GROWTH DATA



                                           BALANCE SHEET GROWTH AS OF THE MOST RECENT QUARTER
                                          ---------------------------------------------------

                                               ASSET            LOAN              DEPOSIT
                                              GROWTH           GROWTH             GROWTH
                                               RATE             RATE               RATE
TICKER         SHORT NAME                       (%)             (%)                 (%)
---------------------------------------   ---------------------------------------------------
CATB   Catskill Financial Corp.                15.04              1.78              4.26
CEBK   Central Co-operative Bank               29.25             (0.46)            11.33
FBER   1st Bergen Bancorp                      51.48             (5.42)            10.61
FIBC   Financial Bancorp Inc.                  19.74             16.48              6.21
FKFS   First Keystone Financial                 7.83             12.41              9.55
FSBI   Fidelity Bancorp Inc.                   43.19             50.26              6.78
LFBI   Little Falls Bancorp Inc.               (4.48)            19.59             (4.22)
LSBX   Lawrence Savings Bank                   28.40              9.63             (4.97)
PBCI   Pamrapo Bancorp Inc.                     3.95             (1.82)             1.96
PHFC   Pittsburgh Home Financial Corp          32.52             30.99              3.11
WVFC   WVS Financial Corp.                     21.15             18.25              6.71
                                           --------------------------------------------------
       Average                                 22.55             13.79              4.67
       Maximum                                 51.48             50.26             11.33
       Minimum                                 (4.48)            (5.42)            (4.97)



Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 54
================================================================================


              MARKET CAPITALIZATION DATA



                FIGURE 44 - COMPARABLE MARKET CAPITALIZATION DATA

                                                                MARKET DATA AS OF THE MOST RECENT QUARTER
                                            -----------------------------------------------------------------------------------
                                             MRQ           MRQ           MRQ            MRQ       MRQ PUBLICLY  MRQ TANGIBLE
                                            MARKET        PRICE         PRICE          PRICE       REPORTED     PUBLICLY REP
                                            VALUE        PER SHARE      HIGH            LOW        BOOK VALUE    BOOK VALUE
TICKER             SHORT NAME                ($)           ($)           ($)            ($)           ($)           ($)
----------------------------------------   ------------------------------------------------------------------------------------
CATB    Catskill Financial Corp.           79.60        15.500         16.000         13.938         15.08          15.08
CEBK    Central Co-operative Bank          40.77        18.000         18.500         15.875         17.40          15.57
FBER    1st Bergen Bancorp                 55.51        15.250         15.750         12.875         13.47          13.47
FIBC    Financial Bancorp Inc.             39.61        18.250         18.250         14.875         15.35          15.27
FKFS    First Keystone Financial           34.99        23.375         23.375         21.250         19.09          19.09
FSBI    Fidelity Bancorp Inc.              34.10        20.250         21.500         18.409         15.83          15.83
LFBI    Little Falls Bancorp Inc.          44.01        15.625         15.625         12.750         14.51          13.40
LSBX    Lawrence Savings Bank              51.14        11.250         11.250          9.125          7.45           7.45
PBCI    Pamrapo Bancorp Inc.               61.12        21.000         21.000         18.500         16.62          16.49
PHFC    Pittsburgh Home Financial Corp.    37.30        15.250         15.250         14.000         14.21          14.05
WVFC    WVS Financial Corp.                48.71        25.875         27.250         23.500         18.82          18.82
                                          --------------------------------------------------------------------------------------
        Average                            47.90        18.15           18.52          15.92         15.26          14.96
        Maximum                            79.60        25.88           27.25          23.50         19.09          19.09
        Minimum                            34.10        11.25           11.25           9.13          7.45           7.45

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 55
================================================================================


             DIVIDEND DATA




                      FIGURE 45 - COMPARABLE DIVIDEND DATA


                                                                                 DIVIDENDS
                                                                  ------------------------------------
                                                                      CURRENT       LTM DIVIDEND
                                                                      DIVIDEND         PAYOUT
                                                                       YIELD            RATIO
TICKER         SHORT NAME                                                ($)              (%)
-----------------------------------------------------------       -----------------------------------
CATB            Catskill Financial Corp.                             1.723               17.07
CEBK            Central Co-operative Bank                            1.542               16.44
FBER            1st Bergen Bancorp                                   1.081               28.57
FIBC            Financial Bancorp Inc.                               1.739               38.46
FKFS            First Keystone Financial                             0.702               10.42
FSBI            Fidelity Bancorp Inc.                                1.636               29.92
LFBI            Little Falls Bancorp Inc.                            1.185               25.81
LSBX            Lawrence Savings Bank                                0.000                0.00
PBCI            Pamrapo Bancorp  Inc.                                4.651               87.16
PHFC            Pittsburgh Home Financial Corp.                      1.267               38.89
WVFC            WVS Financial Corp.                                  2.870              177.51
                                                                  ------------------------------------
                Average                                               1.67               42.75
                Maximum                                               4.65              177.51
                Minimum                                               0.00                0.00


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 56
================================================================================


                     PRICING DATA




                       FIGURE 46 - COMPARABLE PRICING DATA



                                                             CURRENT PRICING DATA AS OF 9/8/97
                                           ______________________________________________________________________________
                                           PRICE/                                             PRICE/          PRICE/TANG
                                           LTM         PRICE/     PRICE/      PRICE/       PUBLICLY REP     PUBLICLY REP
                                           CORE EPS    ASSETS     EARNINGS    LTM EPS       BOOK VALUE        BOOK VALUE
TICKER          SHORT NAME                  (%)         (%)         (%)         (%)            (%)               (%)
_____________________________________      ______________________________________________________________________________

CATB    Catskill Financial Corp.           20.06      26.98       19.35        19.82          107.76            107.76
CEBK    Central Co-operative Bank          14.12      11.84       16.73        14.21          119.25            133.27
FBER    1st Bergen Bancorp                 26.81      19.49       22.02        44.05          137.34            137.34
FIBC    Financial Bancorp Inc.             14.56      14.02       14.38        25.27          149.84            150.62
FKFS    First Keystone Financial           13.97      10.91       11.88        19.79          149.29            148.29
FSBI    Fidelity Bancorp Inc.              13.17       9.39       13.41        20.75          138.98            138.98
LFBI    Little Falls Bancorp Inc.          31.84      15.44       23.44        54.44          116.30            125.93
LSBX    Lawrence Savings Bank               8.78      13.93        9.33         8.78          160.24            160.24
PBCI    Pamrapo Bancorp Inc.               14.73      16.48       12.22        19.72          129.36            130.38
PHPC    Pittsburgh Home Financial Corp.    20.58      14.55       15.78        26.30          133.27            134.79
WVPC    WVS Financial Corp.                13.27      16.53       13.94        16.49          148.11            148.11
                                           _____________________________________________________________________________
        Average                            17.44      15.41       15.68        24.51          135.43            137.88
        Maximum                            31.84      26.98       23.44        54.44          160.24            160.24
        Minimum                             8.78       9.39        9.33         8.78          107.76            107.76



Source:  SNL Securities

Conversion Valuation Appraisal Report                               Page: 1 - 57
================================================================================

4.  MARKET VALUE DETERMINATION


             INTRODUCTION


The estimated pro-forma market value of the Bank, along with certain adjustments to its value relative to market values for the Comparable Group are delineated in this section. The adjustments delineated in this section are made from potential investors' viewpoints. A potential investor includes depositors holding subscription rights and unrelated parties who may purchase stock in the community offering and who are assumed to be aware of all relevant and necessary facts as they pertain to the value of the Bank relative to other publicly traded thrift institutions and relative to alternative investment opportunities.

There are numerous criteria on which the market value adjustments are based, but the major ones utilized for purposes of this report include:

         -        Financial Strength

         -        Earnings Quality, Predictability and Growth

         -        Market Area

         -        Management

         -        Dividends

         -        Liquidity of the Issue

         -        Subscription Interest

         -        Recent Regulatory Matters

         -        Market for Seasoned Thrift Stocks

         -        Acquisition Market

After identifying the adjustments that should be made to market value, the pro-forma market value for the Bank is computed and adjusted. The estimated pro-forma market value for the Bank is then compared with the market valuation ratios of the Comparable Group, recently converted public thrifts and the aggregate ratios for all public thrifts.

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================================================================================


                  FINANCIAL STRENGTH


The financial strength of an institution is an important market value determinant, as the investment community considers such factors as bank liquidity, capitalization, asset composition, funding mix, intangible levels and interest rate risk in assessing the attractiveness of investing in the common stock of a thrift. Following is a synopsis of the key financial elements of the Bank measured against the Comparable Group. The numbers utilized for the Bank in this comparison were on a pro-forma basis.

         Liquidity - The liquidity of the Bank and the Comparable Group appear similar and were sufficient to meet all regulatory guidelines.

         Capitalization - The Comparable Group's average equity to assets ratio of 11.76% is slightly higher than the Bank's ratio of 9.81%, but will be below the Bank's pro forma equity to assets ratio of 21.14% at the midpoint of the valuation range.

         Asset Composition - The Bank's net loan to asset ratio of 48.27% is lower than the average for the Comparable Group of 52.92%. Management anticipates growing the current ratio.

         Asset Quality - The Bank's ALLL to loans ratio of 0.88% is less than that of the Comparable Group's 1.30%.

         Funding Mix - The Bank is funded through deposits, borrowings, and retained earnings. The Comparable Group had 16.77% of its funding base from borrowings as compared to the Bank's 9.89%. The Bank's low level leaves room for additional borrowings in the future.

         Intangible Levels - One of the most important factors influencing market values is the level of intangibles that an institution carries on its books. Thrifts trade more on tangible book than on book. The Bank had no intangibles on its books at May 31, 1997.

               Conversion Valuation Appraisal Report Page: 1 - 59
================================================================================


         Interest Rate Risk - The Bank has an average level of interest rate risk.

Based on these factors, the Bank's market value should not be adjusted in comparison to the Comparable Group for these measures.

Conversion Valuation Appraisal Report                              Page:  1 - 60
================================================================================


          EARNINGS QUALITY,
     PREDICTABILITY AND GROWTH


The earnings quality, predictability and growth are critical components in the establishment of market values for thrifts. Thrift earnings are primarily a function of:

         -        net interest income

         -        loan loss provision

         -        non-interest income

         -        non-interest expense

The quality and predictability of earnings is dependent on both internal and external factors. Some internal factors include the mix of the balance sheet, the interest rate sensitivity of the balance sheet, the asset quality, and the infrastructure in place to deliver the assets and liabilities to the public. External factors include the competitive market for both assets and liabilities, the global interest rate scenario, local economic factors and regulatory issues.

Each of these factors can influence the earnings of an institution, and each of these factors is volatile. Investors prefer stability and consistency. As such, solid, consistent earnings are preferred to high but risky earnings. Investors also prefer earnings to be diversified and not entirely dependent on interest income.

Conversion Valuation Appraisal Report                              Page:  1 - 61
================================================================================


The Bank earnings have been erratic over the last five fiscal years due to the high interest expense incurred in 1995, as discussed on Page 22.

      FIGURE 47 - NET INCOME CHART

May-93                           $1,786
May-94                           $2,519
May-95                           $  504
May-96                           $1,466
May-97                           $2,865


Source:  Offering Prospectus

Conversion Valuation Appraisal Report                              Page:  1 - 62
================================================================================


The Bank's net interest spread and margin declined in fiscal 1996 but reversed the downward trend in fiscal 1997.


                       FIGURE 48 - SPREAD AND MARGIN CHART



             [Line graph showing the Bank's net interest spread and
                    margin at May 31, 1995, 1996 and 1997.]




Source:  Offering Prospectus

The Bank has been posting loan loss provisions sufficient to cover period charge-offs and to maintain reserve ratios. At May 31, 1997, the Bank had an allowance for loan and lease losses (ALLL) to total loans ratio of 0.88%, which is less than that of the Comparable Group's 1.30%.

The Bank has generated more non-interest income than the Comparable Group. For the year ended May 31, 1997, the Bank had 0.97% of non-interest income to average assets compared to the Comparable average of 0.20%.

For the year ended May 31, 1997, the Bank had non-interest expense to average assets of 3.28% which was greater than the 2.04% average of the Comparable Group. On a percentage basis, non-interest expense, net of non-interest income of 0.97%, is 2.31%, which puts the Bank at a disadvantage of 47 basis points with respect to the Comparable Group's net of 1.84%.

Currently, investors are focusing on earnings sustainability as the interest rate volatility has caused wide variation in income levels. With the intense competition for both assets and deposits, banks can not easily replace lost spread and margin with balance sheet growth. Additionally, the lower market values of most thrifts relative to banks make acquisitions by thrifts more difficult.

Conversion Valuation Appraisal Report                              Page:  1 - 63
================================================================================


Warwick has experienced fluctuations in its net interest income and has a high level of noninterest expense. Therefore, a downward adjustment is warranted to the market value for earnings.

Conversion Valuation Appraisal Report                              Page:  1 - 64
================================================================================


                     MARKET AREA


The market area that an institution serves has a significant impact on value, as future success is interrelated with the economic, demographic and competitive aspects of the market. Specifics on the Bank's market were delineated in Section 2 - Market Area Analysis.

Two of the Bank's markets - Highland Mills and Middletown - are experiencing deposit runoff. While the other two markets - Warwick and Monroe - have experienced modest deposit growth.

Population and households have increased and are projected to increase in all four markets.

The demographic growth offsets the deposit decreases, therefore, the valuation is not adjusted for this measure.

Conversion Valuation Appraisal Report                              Page:  1 - 65
================================================================================


                      MANAGEMENT


The Bank has developed a good management team with considerable banking experience and length of service with the bank.

The Board is active and oversees and advises on all key strategic and policy decisions. The organization chart appears reasonable for an institution of the Bank's size and complexity.

As such, no adjustment appears to be warranted for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 66
================================================================================


                      DIVIDENDS


Historically, banks typically have not established dividend policies immediately at or after conversion to stock ownership. Rather, newly converted institutions, in general, have preferred to establish an earnings track record, fully invest the conversion proceeds, and allow for seasoning of the stock before establishing a dividend policy. In the late 1980's and early 1990's however, there has been a tendency toward initiating dividend policies concurrent with the conversion as a means of increasing the attractiveness of the issue and to utilize the proceeds.

The last few years have seen yet another shift away from dividend policies concurrent with conversion. Recent issues have been fully or over subscribing without the need for the additional enticement of dividends. After conversion is another issue however. Recent pressures on ROE and on internal rate of returns to investors has prompted the industry toward cash dividends. This trend is exacerbated by the lack of growth potential. Typically, when institutions are in a growth mode, they issue stock dividends or do not declare a dividend. When growth is stunted, these institutions shift toward reducing equity levels and thus utilize cash dividends as a tool in this regard.

Ten of the eleven comparable institutions had declared dividends. The average dividend payout ratio for the Comparable Group was 42.75%, ranging from a high of 177.51% to a low of 0.00%.

The Bank will have the earnings and capital levels to afford to pay dividends. As such, no adjustment is indicated for this factor.

Conversion Valuation Appraisal Report                              Page:  1 - 67
================================================================================


                LIQUIDITY OF THE ISSUE


The Comparable Group is by definition composed only of companies that trade in the public markets with all eleven of the Comparables trading on NASDAQ. Typically, the number of shares outstanding and the market capitalization provides an indication of how much liquidity there will be in a given stock. The actual liquidity can be measured by volume traded over a given period of time.

The market capitalization values of the Comparable Group range from a low of $34.10 million to a high of $79.60 million with an average market capitalization of $47.90 million. The Bank expects to have $69.3 million of market capital at the midpoint on a pro-forma basis.

Based on the comparison with the Comparable Group and the above data, no adjustment appears warranted.

Conversion Valuation Appraisal Report                              Page:  1 - 68
================================================================================


                SUBSCRIPTION INTEREST


The outcome of subscription offerings has been, historically, difficult to predict. Since 1992, however, the conversions have experienced robust subscription interest with the exception of late 1994 when the pricing multiples were high. During late 1994, many subscriptions had the need to resolicit due to lack of professional investor demand. During 1995, the investor demand returned and the subscription interest increased, primarily the result of lower market multiples. There were some offerings in May and June 1996 that went off at or below the midpoint, indicating a possible shift away from interest in thrift public offerings at that time. The vast majority of recent conversions have oversubscribed and gone off at the maximum or super-maximum.

Of more importance is the general strength of the aftermarket. Thrift stock prices have soared upwards in recent months (see Figure 49) and is showing strength across the board. Additionally, as shown in Exhibit 7, the most recent conversions (within the last 3 months) have demonstrated a strong price appreciation.

As such, an upward adjustment for subscription interest is warranted at this time.

Conversion Valuation Appraisal Report                              Page:  1 - 69
================================================================================


              RECENT REGULATORY MATTERS


As a result of large after-market price increases of conversions during 1993 and early 1994, the regulatory agencies have issued guidelines on appraisals for conversions. The regulators publicly indicated that only modest immediate after-market price increases are appropriate for converting institutions. The guidelines issued November 22, 1994, indicate that the reasonableness and adequacy of an appraisal will be partially judged by the immediate price movement of the conversion stock in the after-market, using a very short time frame of the second day of trading following closing. The guidelines further discuss that the average price appreciation for all IPOs has been between 10 and 15%, which was deemed to be too high.

At around the same time period, IPO pricing was elevated on a book basis and IPOs in late 1994 did not experience much appreciation. In fact, numerous IPOs actually depreciated. 1995 brought back lower premiums to book but they have been rising throughout 1996 to approximately the same levels as late 1994. 1997 has continued the trend with IPOs popping over 40% on average, for the first day of trading.

The recent interest in thrift IPOs has caused large oversubscriptions, which in turn have caused large price appreciations in the aftermarket. These factors may cause regulators to force pricing increases.

Regulatory agencies are also considering limiting stock buy backs to: 0% in the first year, 5% in the second year and 5% in the third year.

As such, a downward adjustment for this measure is warranted, as newly converted thrifts will not trade at the same multiples as seasoned thrifts because investors do not have a proven track record on which to base investment decisions. Additionally, newly converted thrifts need time to reinvest proceeds and leverage the capital raised in the IPO.

Conversion Valuation Appraisal Report                              Page:  1 - 70
================================================================================


          MARKET FOR SEASONED THRIFT
                    STOCKS


Data for all public thrifts as of September 8, 1997 is provided in Exhibit 5. A common measure utilized as a proxy for the performance of the thrift industry is the SNL thrift index graphically shown below and tabularly shown on the following page:

                        FIGURE 49- SNL THRIFT INDEX CHART





Jan - 92                       143.9
Jul - 92                       175.1
Jan - 93                       201.1
Jul - 93                       220.5
Jan - 94                       252.5
Jul - 94                       273.8
Jan - 95                       256.1
Jul - 95                       328.2
Jan - 96                       370.7
Jul - 96                       389.9
Jan - 97                       520.1
Jul - 97                       638.8
Sep - 97                       695.9


Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 71
================================================================================

                        FIGURE 50 - HISTORICAL SNL INDEX


                                       SNL THRIFT INDEX MONTHLY PERFORMANCE
                                       JANUARY 2, 1992 TO SEPTEMBER 8, 1997

                    SNL       % CHANGE    % CHANGE    % CHANGE    % CHANGE    % CHANGE    % CHANGE
                   THRIFT        SINCE       SINCE       SINCE       SINCE       SINCE       SINCE
        DATE       INDEX        1/2/92      1/4/93      1/3/94     12/30/94    12/29/95    12/31/96
        ----       ------      -------     -------     -------     --------    --------    --------
1992   2-Jan       143.9         --          --          --          --          --           --
       3-Feb       153.3          6.5%       --          --          --          --           --
       2-Mar       164.3         14.2%       --          --          --          --           --
       1-Apr       157.6          9.5%       --          --          --          --           --
       1-May       160.8         11.7%       --          --          --          --           --
       1-Jun       170.4         18.4%       --          --          --          --           --
       1-Jul       175.1         21.7%       --          --          --          --           --
       1-Aug       179.7         24.9%       --          --          --          --           --
       1-Sep       169.6         17.9%       --          --          --          --           --
       1-Oct       167.0         16.1%       --          --          --          --           --
       2-Nov       172.4         19.8%       --          --          --          --           --
       1-Dec       186.2         29.4%       --          --          --          --           --

1993   4-Jan       201.1         39.7%       --          --          --          --           --
       1-Feb       219.1         52.3%       9.0%        --          --          --           --
       1-Mar       221.1         53.6%       9.9%        --          --          --           --
       1-Apr       228.2         58.6%      13.5%        --          --          --           --
       3-May       215.9         50.0%       7.4%        --          --          --           --
       1-Jun       214.7         49.2%       6.8%        --          --          --           --
       1-Jul       220.5         53.2%       9.6%        --          --          --           --
       2-Aug       234.7         63.1%      16.7%        --          --          --           --
       1-Sep       246.7         71.4%      22.7%        --          --          --           --
       1-Oct       259.9         80.6%      29.2%        --          --          --           --
       1-Nov       258.6         79.7%      28.6%        --          --          --           --
       1-Dec       245.7         70.7%      22.2%        --          --          --           --

1994   3-Jan       252.5         75.5%      25.6%        --          --          --           --
       1-Feb       257.2         78.7%      27.9%        1.9%        --          --           --
       1-Mar       245.4         70.5%      22.0%       -2.8%        --          --           --
       1-Apr       241.6         67.9%      20.1%       -4.3%        --          --           --
       2-May       249.3         73.2%      24.0%       -1.3%        --          --           --
       1-Jun       263.3         83.0%      30.9%       -4.3%        --          --           --
       6-Jul       273.8         90.3%      36.2%        8.4%        --          --           --
       1-Aug       277.2         92.6%      37.8%        9.8%        --          --           --
       1-Sep       286.4         99.0%      42.4%       13.4%        --          --           --
       3-Oct       277.3         92.7%      37.9%        9.8%        --          --           --
       1-Nov       258.9         79.9%      28.7%        2.5%        --          --           --
       1-Dec       242.3         68.4%      20.5%       -4.0%        --          --           --

1995  31-Jan       256.1         78.0%      27.3%        1.4%       5.7%         --           --
      28-Feb       277.0         92.5%      37.7%        9.7%      14.3%         --           --
      31-Mar       278.4         93.5%      38.4%       10.3%      14.9%         --           --
      28-Apr       295.4        105.3%      46.9%       17.0%      21.9%         --           --
      31-May       307.6        113.8%      53.0%       21.8%      27.0%         --           --
      30-Jun       313.5        117.9%      55.9%       24.2%      29.4%         --           --
      30-Jul       328.2        128.1%      63.2%       30.0%      35.5%         --           --
      31-Aug       355.5        147.0%      76.8%       40.8%      46.7%         --           --
      30-Sep       362.3        151.8%      80.2%       43.5%      49.5%         --           --
      31-Oct       354.1        146.1%      76.1%       40.2%      46.1%         --           --
      30-Nov       370.2        157.3%      84.1%       46.6%      52.8%         --           --
      29-Dec       376.5        161.6%      87.2%       49.1%      55.4%         --           --

1996  31-Jan       370.7        157.6%      84.3%       46.8%      53.0%        -1.5%         --
      29-Feb       373.6        159.6%      83.8%       48.0%      54.2%        -0.8%         --
      29-Mar       382.1        165.5%      90.0%       51.3%      57.7%         1.5%         --
      30-Apr       380.3        164.3%      89.1%       50.6%      57.0%         1.0%         --
      31-May       383.0        166.2%      90.5%       51.7%      58.1%         1.7%         --
      28-Jun       387.2        169.1%      92.5%       53.3%      59.8%         2.8%         --
      31-Jul       389.9        171.0%      93.9%       54.4%      60.9%         3.6%         --
      30-Aug       408.3        183.7%     103.0%       61.7%      68.5%         8.4%         --
      30-Sep       429.3        198.3%     113.5%       70.0%      77.2%        14.0%         --
      31-Oct       456.7        217.4%     127.1%       80.9%      88.5%        21.3%         --
      29-Nov       485.8        217.6%     141.6%       92.4%     100.5%        29.0%         --
      31-Dec       483.6        236.1%     140.5%       91.5%      99.6%        28.4%         --

1997  31-Jan       520.1        261.4%     158.6%      106.0%     114.7%        38.1%         7.5%
      31-Mar       527.7        266.7%     162.4%      109.0%     117.8%        40.2%         9.1%
      10-Jun       594.8        313.4%     195.8%      135.6%     145.5%        58.0%        23.0%
      10-Jul       638.8        343.9%     217.6%      153.0%     163.6%        69.7%        32.1%
       8-Sep       695.9        383.6%     246.0%      175.6%     187.2%        84.8%        43.9%



Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 72
================================================================================

                           FIGURE 51 - EQUITY INDICES


                    [Line graph showing index comparisons.]



                               INDEX COMPARISONS

-------------------------------------------------------
                        SNL         S&P         DJIA
-------------------------------------------------------

 6/30/94                269.6        444.3        3,625.0
12/30/94                244.7        459.3        3,834.4
 6/30/95                313.5        544.8        4,556.1
12/29/95                376.5        615.9        5,117.1
 6/28/96                387.2        670.6        5,654.6
12/31/96                483.6        740.7        6,448.3
 6/10/97                594.8        865.3        7,539.3
 7/10/97                638.8        913.8        7,886.8
  9/8/97                695.9        931.2        7,835.2



As the Figures 49 and 50 illustrate, the performance of the SNL index has been robust through 1992, 1993, 1994 and 1995. The dip in the index, occurring in late 1994, was the product of the interest rate rise during that period along with the overall uneasiness in the stock market in general. The rate scenario covering the same period as the SNL index can be seen in the chart on the following page.

Conversion Valuation Appraisal Report                              Page:  1 - 73
================================================================================


                          FIGURE 52 - HISTORICAL RATES




                    [Line graph showing 3 month, 1 year and
                       30 year historical interest rates.]





Source:  Prudential Bache Securities

As the graph demonstrates, the rate rise in late 1994 correlates closely to the fall in thrift prices. The drop in rates in 1995 was one of the primary drivers of the rapid rise in the SNL index. During 1996, rates increased slightly and then remained stable, fueling the rise in the conversion prices. 1997 has seen a continuation of this trend, with the average IPO pricing at 70.9%, 69.6%, and 72.8% of book value for the first, second, and third quarters of 1997 respectively.

Thrift pricing in general was robust in 1995 due to the falling interest rates, the industry consolidation and renewed earnings. Contrasting this view, in late 1994 investors faced shrinking spreads and margins due to rising rates and consolidation that was tailing off and slowing down. The blockbuster level of consolidations have led many investors to think that all institutions are fair game for acquisitions and prices have risen accordingly.

As Figures 51 and 52 show, the SNL index has continued to increase despite the slack in the growth of both the DJIA and S&P and despite the flat interest rate environment, providing further evidence of the market's acquisition speculation.

As such, a downward adjustment for this measure is warranted, as newly converted thrifts will not trade at the same multiples as seasoned thrifts because investors do not have a proven track record on which to base investment decisions. Additionally, newly converted thrifts need time to reinvest proceeds and leverage the capital raised in the IPO.

Conversion Valuation Appraisal Report                              Page:  1 - 74
================================================================================


                  ACQUISITION MARKET


The level of deals in 1997 is below that of 1996, but the second quarter did increase modestly from the first quarter's level.


                    FIGURE 53 - DEALS FOR LAST FIVE QUARTERS


                                [GRAPHIC]

BANK:    85      92      80      79      87      91      79      55      68      50


THRIFT:  35      27      22      22      29      21      19      26      29      10
       1995-2  1995-3  1995-4  1996-1  1996-2  1996-3  1996-4  1997-1  1997-2  1997-3

Source:  SNL Securities

Conversion Valuation Appraisal Report                              Page:  1 - 75
================================================================================

From 1994 through July 1997, thrift deal prices remained high. As illustrated by the following graphs and tables, thrift deal prices as a multiple of book value and earnings continue to climb through September 8, 1997, for all thrifts, thrifts in the Mid-Atlantic region, and similar deal size thrifts. Price to assets and price to deposits rose for all thrifts and for the similar deal size, however, both multiples decreased in 1997 for the region.

         FIGURE 54 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO BOOK



                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 76
================================================================================


    FIGURE 55 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO TANGIBLE BOOK


                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 77
================================================================================


           FIGURE 56 - THRIFT ACQUISITION MULTIPLES, PRICE TO EARNINGS




                                [GRAPHIC OMITTED]

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================================================================================


        FIGURE 57 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO ASSETS




                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 79
================================================================================


       FIGURE 58 - CURRENT THRIFT ACQUISITION MULTIPLES, PRICE TO DEPOSITS





                                [GRAPHIC OMITTED]

Conversion Valuation Appraisal Report                              Page:  1 - 80
================================================================================


                           FIGURE 59 - DEAL MULTIPLES



                                         1994       1995      1996      1997YTD

MEDIAN PRICE TO LTM EARNINGS
Thrifts - Nationwide                     13.8       18.6       17.7      25.3
Thrifts - Mid-Atlantic                   13.3       17.9       17.0      18.3
Thrifts - Deal Value $50-$100 Million    14.1       19.6       17.5      21.6

AVERAGE PRICE TO BOOK
Thrifts - Nationwide                    154.6      144.7      149.5     168.7
Thrifts - Mid-Atlantic                  153.9      156.5      156.9     188.0
Thrifts - Deal Value $50-$100 Million   147.7      157.9      162.2     179.6

AVERAGE PRICE TO TANGIBLE BOOK
Thrifts - Nationwide                    158.9      149.1      153.6     172.4
Thrifts - Mid-Atlantic                  160.4      157.6      159.4     193.1
Thrifts - Deal Value $50-$100 Million   152.5      158.7      166.2     183.7

AVERAGE PRICE TO ASSETS
Thrifts - Nationwide                     13.9       14.8       15.0      18.0
Thrifts - Mid-Atlantic                   13.2       15.3       17.7      15.1
Thrifts - Deal Value $50-$100 Million    14.9       19.6       15.3      16.5

AVERAGE PRICE TO DEPOSITS
Thrifts - Nationwide                     17.0       19.2       19.9      24.0
Thrifts - Mid-Atlantic                   16.2       20.3       24.5      22.4
Thrifts - Deal Value $50-$100 Million    18.6       24.7       20.2      23.0



Currently there are no local pending thrift acquisitions announced. The acquisition multiples associated with all deals are shown below.

                          FIGURE 60 -ACQUISITION TABLE


                                        At Announcement Offer Divided By
                                        --------------------------------

                                Book Value                                LTM EPS
                                ----------                                -------
Pending Merger Median               188                                     23.7

Completed Merger Median             152                                     26.0

Source: SNL Securities

A downward adjustment is warranted for this factor at time of conversion, since new conversions are not readily available for acquisition for well over one year from the date of conversion and since the market prices of the Comparables already have this acquisition premium built in their prices.

Conversion Valuation Appraisal Report                              Page:  1 - 81
================================================================================


                 ADJUSTMENTS TO VALUE


Overall, FinPro believes that the Bank pro-forma market value should be discounted relative to the Comparable Group, reflecting the following adjustments.

Key Valuation Parameters                                    Valuation Adjustment
--------------------------------------------------------------------------------

Financial Strength                                          No Adjustment

Earnings Quality                                            No Adjustment

Market Area                                                 No Adjustment

Management                                                  No Adjustment

Dividends                                                   No Adjustment

Liquidity of the Issue                                      No Adjustment

Subscription Interest                                       Upward

Recent Regulatory Matters                                   No Adjustment

Market for Seasoned Thrift Stocks                           Downward

Acquisition Market                                          Downward


As such, and as a result of all the factors discussed, a full offering discount in the 40% - 45% range from the average trading values of the comparable companies appears to be reasonable.

Conversion Valuation Appraisal Report                              Page:  1 - 82
================================================================================


                  VALUATION APPROACH


In applying the accepted valuation methodology promulgated by the regulators, i.e., the pro-forma market value approach, four key pricing multiples were considered. The four multiples include:

         Price to earnings ("P/E")

         Price to tangible book value ("P/TB")

         Price to book value ("P/B")

         Price to assets ("P/A")

All of the approaches were calculated on a pro-forma basis including the effects of the conversion proceeds. All of the assumptions utilized are presented in Exhibits 8 and 9.

To ascertain the pro-forma estimated market value of the Bank, the market multiples for the Comparable Group, all publicly traded thrifts and the recent (1996 to date) standard conversion group were assessed.

Since thrift earnings in general have had a high degree of volatility over the past decade, the P/B approach had gained in importance and is utilized frequently as the benchmark for market value. It is interesting to note that the P/B approach is more of a benchmark than a reliable valuation technique. A better approach is the P/TB approach. In general, investors tend to price financial institutions on a tangible book basis, because it incorporates the P/B approach adjusted for intangibles. Most recently, the P/E approach has regained favor among investors.

As such, in estimating the market value for the Bank, the most emphasis was placed on the P/E approach. The P/B and P/TB were given much less weight and the P/A ratio was not given much weight at all.

In terms of the market multiples, most weight was given to the Comparable Group and the recent (1996 to date) standard conversions. Less weight was ascribed to all public thrifts and all New York thrifts. The multiples for the Comparable Group, all publicly traded thrifts, and New York publicly traded thrifts are shown in Exhibit 6.

Conversion Valuation Appraisal Report                              Page:  1 - 83
================================================================================


Based upon the approximately 45% discount defined in the section above, the Bank pricing at the midpoint is estimated to be $48,500,000. Based upon a range below and above the midpoint value, the relative values are $41,225,000 at the minimum and $55,775,000 at the maximum respectively. At the supermaximum of the range the offering value would be $64,141,000.

At the various levels of the estimated value range, the offering would result in the following offering data:

                      FIGURE 61 - VALUE RANGE OFFERING DATA




                          SHARES                   SHARES ISSUED
                        ISSUED AND    PRICE PER         TO           TOTAL
                        EXCHANGED       SHARE        FOUNDATION      SHARES


Minimum                  4,123          $10           124            4,246
Midpoint                 4,850          $10           146            4,996
Maximum                  5,578          $10           167            5,745
Supermaximum             6,414          $10           192            6,607

Source: FinPro Inc. Proforma Model

Conversion Valuation Appraisal Report                              Page:  1 - 84
================================================================================


This equates to the following multiples:

                    FIGURE 62 - COMPARABLE PRICING MULTIPLES

                                           Price Relative to
                            ---------------------------------------------
                            Earnings     Book     Tangible Book    Assets
                            ---------------------------------------------
The Bank (at midpoint)        12.20       72.05%      72.05%       15.23%
Comparable Group Average      24.51      135.43%     137.88%       15.41%
(Discount) Premium           -50.24%     -46.80%     -47.75%       -1.14%


Source:  FinPro Calculations

                FIGURE 63 - RECENT STANDARD CONVERSION MULTIPLES


                                      Recent Standard Conversions
                            ---------------------------------------------
                                          Price Relative to
                            ---------------------------------------------
                            Earnings     Book     Tangible Book    Assets
                            ---------------------------------------------
The Bank (at midpoint)        12.20       72.05%      72.05%       15.23%
Recent Standard Conversions   23.70       71.10%      71.10%       17.10%
(Discount) Premium           -48.54%       1.33%       1.33%      -10.91%


Source:  FinPro Calculations

As the tables above demonstrate, a discount is applied to the Bank relative to the Comparable Group on price to earnings and price to assets and at a premium on a price to book and price to tangible book basis.

          FIGURE 64 - ADJUSTED SUPERMAX TO RECENT CONVERSION COMPARISON


                                           Price Relative to
                           ----------------------------------------------
                            Earnings     Book     Tangible Book    Assets
                            ---------------------------------------------
The Bank (at the supermax)    14.71       79.62%      79.62%       19.34%
SAIF Adj. Comp. Group         15.99      135.43%     137.88%       15.41%
(Discount) Premium            -8.05%     -41.21%     -42.26%       25.51%


Source:  FinPro Calculations

The price to earnings discounts in Figures 62 and 63 are magnified due to the impact of the one time SAIF assessment on the Comparables. The assessment is included in 8 of the 11 members of the Comparable Group and in the Recent Conversion's multiples, thereby overstating the relationship.

In addition, the Recent Conversion multiple is based on public offerings which have typically subscribed at the supermaximum. Figure 64 adjusts for these factors by calculating the discount or premium in comparison to the Bank's multiples at the supermaximum.

Conversion Valuation Appraisal Report                           Page:  1 - 85
================================================================================


An excellent comparison for the Bank is the recent conversion of Goshen Savings Bank, located in the same general market as the Bank and of similar size and operating characteristics. Goshen is not in the Comparable Group because of the recency of its IPO.

                   FIGURE 65 - SUPERMAX TO GOSHEN SAVINGS BANK

                           Goshen Savings Bank (GSB Financial Corporation)
                           -----------------------------------------------
                                             Price Relative to
                           -----------------------------------------------
                                Earnings   Book    Tangible Book    Assets
--------------------------------------------------------------------------
The Bank (at the supermax)       14.71     79.62%      79.62%       19.34%
--------------------------------------------------------------------------
GSB Financial Corporation        21.28     73.48%      73.48%       18.90%
--------------------------------------------------------------------------
(Discount) Premium              -30.89%     8.35%       8.35%        2.33%
--------------------------------------------------------------------------

GSB Financial Corporation adjusted Price to earnings when imputing effect of one-time SAIF assessment is 13.88, which would indicate that Warwick is priced at a discount at the Supermax of the EVR.

When compared to GSB Financial Corporation (Goshen Savings Bank), a geographically proximate and similar institution, that underwent a full standard conversion in June 1997, the Bank is priced at a discount on a P/E basis and a premium on a P/B basis. It is important to note that GSB's price relative to earnings was artificially high due to the SAIF assessment in September 1996.

                  FIGURE 66 - P/E ADJUSTED FOR SAIF ASSESSMENT


                                                                LTM                                             LTM
                                                PRICE/     LTM  NET      TOTAL   DEPOSITS/  TOTAL       SAIF    NET     ADJUSTED
                                        PRICE    LTM EPS  EPS  INCOME    ASSETS    ASSETS  DEPOSITS ADJUSTMENTS INCOME     LTM EPS
TICKER          SHORT NAME               ($)      (X)     ($)   ($)        ($)       (%)      ($)       ($)       ($)        (X)
-----------------------------------------------------------------------------------------------------------------------------------
CATB   Catskill Financial Corp.         16,250  19.82     1.22   4,022     284,238   70.10     199,251     --       4,022     13.32
CEBK   Central Co-operative Bank        20,750  14.21     0.68   2,842     344,420   77.36     266,443     --       2,842     30.30
FBER   1st Bergin Bancorp               18,500  44.05     2.38   1,137     284,765   75.25     214,286   1,126      2,263      3.90
FIBC   Financial Bancorp Inc.           23,000  25.27     1.10   1,503     282,485   74.12     209,378   1,100      2,603     12.09
FKFS   First Keystone Financial         28,500  19.79     0.69   1,663     320,797   71.31     228,760   1,202      2,865     23.82
FSBI   Fidelity Bancorp Inc.            22,000  20.75     0.94   1,681     363,302   65.69     238,653   1,254      2,935     13.36
LFBI   Little Falls Bancorp Inc.        16,875  54.44     3.23     789     299,989   75.05     225,142   1,183      1,972      2.09
LSBX   Lawrence Savings Bank            11,938   8.78     0.74   5,970     366,318   68.12     249,536     --       5,970     16.23
PBCI   Pamrago Bancorp Inc.             21,500  19.72     0.92   3,292     370,987   81.50     302,354   1,589      4,881     15.81
PHFC   Pittsburgh Home Financial Corp.  18,938  26.3      1.39   1,355     256,265   54.15     138,767     729      2,084      8.66
WVFC   WVS Financial Corp.              27,875  16.49     0.59   2,959     294,693   57.99     170,892     898      3,857     36.15

       Average                                  24,511                                                                       15,994
       Median                                   19,820                                                                       13,358





As mentioned earlier, the earnings for the SAIF insured institutions reflected the one time assessment. Figure 66 calculates an adjustment to the Price/LTM EPS for the one time assessment. The following table presents the pricing for the Bank compared to the Comparable Group, as adjusted in Figure 66:

                 FIGURE 67 - BANK VS. SAIF ADJUSTED COMPARABLES

                                             Price Relative to
                           -----------------------------------------------
                                Earnings   Book    Tangible Book    Assets
--------------------------------------------------------------------------
The Bank (at the supermax)       14.71      79.62%      79.62%      19.34%

-------------------------------------------------------------------------
SAIF Adj. Comp. Group            15.99     135.43%     137.88%      15.41%
--------------------------------------------------------------------------
(Discount) Premium               -8.05%    -41.21%     -42.26%      25.51%
--------------------------------------------------------------------------

Conversion Valuation Appraisal Report                              Page:  1 - 86
================================================================================

                 VALUATION CONCLUSION


It is, therefore, our opinion that as of September 18, 1997, the estimated pro-forma market value of the Bank in a full offering was $48,500,000 at the midpoint of a range with a minimum of $41,225,000 to a maximum of $55,775,000 at 15% below and 15% above the midpoint of the range respectively. Assuming an adjusted maximum value of 15% above the maximum value, the adjusted maximum value or supermaximum value in a full offering is $64,141,000. The stock will be issued at $10.00 per share.

Pro-forma comparisons of the Bank's value range with the Comparable Group, all public thrifts, New York public thrifts and the recent standard conversion group is shown in Exhibits 8 and 9.

                                    EXHIBIT 1
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                               ASSETS                                                      MAY 31,
                               ------                                          --------------------------------
                                                                                   1997                1996
                                                                               --------------------------------
Assets:
Cash on hand and in banks                                                      $ 10,366,711        $  7,101,510
Federal funds sold                                                                1,315,000                  --
Securities-
  Trading, at fair value                                                                 --           1,933,694
  Available-for-sale, at fair value                                             120,301,288         135,232,414
  Held-to-maturity, at amortized cost (fair value of $6,116,184 in 1997
     and $7,087,692 in 1996)                                                      6,091,684           7,117,468
                                                                               ------------        ------------
     Total securities                                                           126,392,972         144,283,576

Mortgage loans, net                                                              97,440,203          71,941,908
Mortgage loans held-for-sale                                                      4,831,500           5,053,892
Other loans, net                                                                 36,051,438          31,901,679
Mortgage servicing rights                                                           835,079             669,945
Accrued interest receivable                                                       2,096,627           1,942,185
Federal Home Loan Bank stock                                                      1,731,300           1,178,100
Bank premises and equipment, net                                                 2,425,831           2,539,141
Other real estate owned, net                                                        223,782             330,140
Other assets                                                                      2,834,743           7,110,877
                                                                               ------------        ------------

      Total assets                                                             $286,545,186        $274,052,953
                                                                               ============        ============

                            LIABILITIES AND NET WORTH

Liabilities:
Deposits                                                                       $221,211,137        $232,965,276
Mortgage escrow funds                                                             1,397,584           1,252,416
Securities sold under agreements to repurchase                                   23,090,000           4,700,000
Federal Home Loan Bank advances                                                   5,250,000           3,600,000
Accrued expenses and other liabilities                                            7,482,034           6,764,788
                                                                               ------------        ------------

      Total liabilities                                                         258,430,755         249,282,480
                                                                               ------------        ------------

Net Worth:
Surplus                                                                           6,025,846           6,025,846
Undivided profits                                                                21,468,663          18,603,160
Net unrealized gain on securities, net of taxes                                     619,922             141,467
                                                                               ------------        ------------

      Total net worth                                                            28,114,431          24,770,473
                                                                               ------------        ------------

      Total liabilities and net worth                                          $286,545,186        $274,052,953
                                                                               ============        ============


Source:  Audited Financial Statements

                                    EXHIBIT 2
                        CONSOLIDATED STATEMENTS OF INCOME
                                   $ IN 000'S


                                                                                          FOR THE YEARS ENDED
                                                                                                 MAY 31,
                                                                            --------------------------------------------------
                                                                                1997               1996               1995
                                                                            --------------------------------------------------

Interest and dividend income:
  Interest on mortgage loans                                                $  7,151,702       $  8,098,219       $  6,922,109
  Interest on other loans                                                      3,457,460          3,149,131          2,833,349
  Interest and dividends on securities                                        10,049,163          6,728,913          6,228,600
  Interest on federal funds sold                                                  14,504            321,903            264,966
  Interest on short-term money market instruments                                 18,290             34,870              3,633
                                                                            ------------       ------------       ------------
       Total interest and dividend income                                     20,691,119         18,333,036         16,252,657

Interest and dividend expense:
  Dividends on deposits-
     Time Deposits                                                             3,984,829          5,108,712          2,808,198
     Money market deposits                                                       882,979            936,218          1,041,512
     Savings deposits                                                          2,550,704          2,580,121          2,862,319
  Mortgagors' escrow funds                                                        49,588             68,165             61,198
  Interest on borrowings                                                       1,908,062             23,882             54,556
                                                                            ------------       ------------       ------------
       Total interest and dividend expense                                     9,376,162          8,717,098          6,827,783
                                                                            ------------       ------------       ------------

Net interest and dividend income                                              11,314,957          9,615,938          9,424,874
                                                                            ------------       ------------       ------------

Provision for loan losses                                                        130,000            140,000            261,000
                                                                            ------------       ------------       ------------

Net interest income after provision for loan losses                           11,184,957          9,475,938          9,163,874

Other income (loss):
  Service and fee income                                                       1,915,139          1,767,610          1,369,288
  Securities transactions                                                        816,304            356,266           (428,611)
  Net gain (loss) on sale of loans                                               137,403            118,807             14,107
  Other income (loss)                                                            (89,079)          (158,713)           (79,105)
                                                                            ------------       ------------       ------------
     Total other income, net                                                   2,779,767          2,083,970            875,679

Other expenses:
  Salaries and employee benefits                                               5,255,869          5,049,942          3,958,063
  FDIC Insurance                                                                  12,447             53,226            466,497
  Occupancy                                                                    1,307,727          1,237,485          1,201,723
  Data processing                                                                639,654            483,572            413,961
  Advertising                                                                    152,529            129,227            112,278
  Professional fees                                                              240,513            325,392            221,754
  Other                                                                        1,734,616          1,791,244          1,721,934
                                                                            ------------       ------------       ------------
     Total other expenses                                                      9,343,355          9,070,088          8,096,210
                                                                            ------------       ------------       ------------

     Income before provision for income taxes and cumulative
     effect of change in accounting principle                                  4,621,369          2,489,820          1,943,343
Provision for income taxes                                                     1,755,866          1,024,240            794,394
                                                                            ------------       ------------       ------------
     Income before cumulative effect of change in accounting principle         2,865,503          1,465,580          1,148,949
Cumulative effect of change in accounting principle                                   --                 --            645,184
                                                                            ------------       ------------       ------------

       Net income                                                           $  2,865,503       $  1,465,580       $    503,765
                                                                            ============       ============       ============


Source:  Audited Financial Statements

                                    EXHIBIT 3
                 CONSOLIDATED STATEMENTS OF CHANGES IN NET WORTH

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                        (DEPRECIATION)
                                                                                        ON SECURITIES
                                                                           UNDIVIDED      AVAILABLE-
                                                           SURPLUS          PROFITS      FOR-SALE, NET        TOTAL
                                                           -------          -------      -------------        -----
Balance at May 31, 1994                                   $6,025,846      $16,633,815      $(750,013)      $21,909,648

Net income                                                        --          503,765             --           503,765

Unrealized appreciation (depreciation) on securities
  available-for-sale, net                                         --               --        662,725           662,725
                                                          ----------      -----------      ---------       -----------

Balance at May 31, 1995                                    6,025,846       17,137,580        (87,288)      $23,076,138

Net income                                                        --        1,465,580             --         1,465,580

Unrealized appreciation (depreciation) on securities
  available-for-sale, net                                         --               --        228,755           228,755
                                                          ----------      -----------      ---------       -----------

Balance at May 31, 1996                                    6,025,846       18,603,160        141,467       $24,770,473

Net income                                                        --        2,865,503             --         2,865,503

Unrealized appreciation (depreciation) on securities
  available-for-sale, net                                         --               --        478,455           478,455
                                                          ----------      -----------      ---------       -----------

Balance at May 31, 1997                                    6,025,846       21,468,663        619,922        28,114,431


Source:  Audited Financial Statements

                                    EXHIBIT 4
                      CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                               FOR THE YEARS ENDED
                                                                                                      MAY 31,
                                                                                ---------------------------------------------------
                                                                                   1997                1996               1995
                                                                                ---------------------------------------------------
Cash flows from operating activities:
   Net income                                                                   $  2,865,503       $   1,465,580       $    503,765
  Adjustments to reconcile net income to net cash provided by operating activities:
      Cumulative effect of change in accounting principle                                 --                  --            645,184
      Depreciation                                                                   459,171             428,008            381,190
      Amortization of premium on investment securities                               264,120             497,342            848,222
      Accretion of discount on investment securities                                (189,667)           (509,755)          (204,763)
      Net (increase) decrease in accrued interest receivable                        (154,589)            140,166           (102,179)
      Net (increase) decrease in mortgage servicing rights and other assets        4,111,000          (2,165,524)        (3,051,086)
      Provision for loan losses                                                      130,000             140,000            261,000
      Net (gain) loss on sales of loans                                             (137,403)           (118,807)           (14,107)
      Net (gain) loss on sales of securities                                        (816,304)           (356,266)           428,611
      Net increase (decrease) in accrued interest payable                             10,496            (174,460)           530,548
      Net increase (decrease) in accrued expenses and other liabilities              706,750           1,539,027           (580,955)
                                                                                ------------       -------------       ------------
Net cash provided by operating activities                                          7,249,077             885,311           (354,570)

Cash flows from investing activities:
  Proceeds from maturities of securities                                          11,222,870          17,775,000         12,067,351
  Purchases of securities                                                        (70,743,474)       (102,233,209)       (33,862,224)
  Proceeds from sales of trading securities and securities available-for-sale     68,394,558          47,885,026         13,444,143
  Principal repayments from mortgage-backed securities                            10,428,393           3,897,431          3,497,464
  Purchases of Federal Home Loan Bank stock                                         (553,200)           (267,600)          (910,500)
  Net (increase) decrease in loans                                               (29,962,939)         13,755,923        (14,169,811)
  Purchases of banking premises and equipment                                       (240,610)             60,174           (201,060)
                                                                                ------------       -------------       ------------
Net cash used in investing activities                                            (11,454,402)        (19,127,255)       (20,134,637)

Cash flows from financing activities:
  Net increase (decrease) in deposits                                            (11,649,533)           (882,800)        21,684,849
  Net increase (decrease) in mortgage escrow funds                                   395,059           3,051,380            305,796
  Increase in borrowed funds                                                      20,040,000           8,300,000                 --
                                                                                ------------       -------------       ------------
Net cash provided by financing activities                                          8,785,526          10,468,580         21,990,645
                                                                                ------------       -------------       ------------
Increase (decrease) in cash and cash equivalents                                   4,580,201          (7,773,364)         1,501,438

Cash and cash equivalents, beginning of year                                       7,101,510          14,874,874         13,373,436
                                                                                ------------       -------------       ------------

Cash and cash equivalents, end of year                                          $ 11,681,711       $   7,101,510       $ 14,874,874
                                                                                ------------       -------------       ------------

Supplemental disclosure of cash flow information: Cash paid during the year for:
      Interest on deposits and borrowed funds                                   $  9,365,666       $   8,891,558       $  6,297,235
      Income taxes                                                                 2,117,500                  --          1,481,740
  Reclassification from held-to-maturity to available-for-sale                            --          26,180,452                 --


Source:  Audited Financial Statements

               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
%CAL       California Federal Bank, a FSB      Private   San Francisco     CA        227             NA  SAIF            Not Avail.
%CCMD      Chevy Chase Bank, FSB               Private   Chevy Chase       MD        107             NA  SAIF            Not Avail.
AABC       Access Anytime Bancorp, Inc.        NASDAQ    Clovis            NM          3       08/08/86  SAIF            Regular
AADV       Advantage Bancorp Inc.              NASDAQ    Kenosha           WI         15       03/23/92  SAIF            Regular
ABBK       Abington Bancorp Inc.               NASDAQ    Abington          MA          7       06/10/86  BIF             Regular
ABCL       Alliance Bancorp Inc.               NASDAQ    Hinsdale          IL         14       07/07/92  SAIF            Regular
ABCW       Anchor BanCorp Wisconsin            NASDAQ    Madison           WI         35       07/16/92  SAIF            Regular
AFBC       Advance Financial Bancorp           NASDAQ    Wellsburg         WV          2       01/02/97  SAIF            Regular
AFCB       Affiliated Community Bancorp        NASDAQ    Waltham           MA         12       10/19/95  SAIF            Not Avail.
AFED       AFSALA Bancorp Inc.                 NASDAQ    Amsterdam         NY          5       10/01/96  SAIF            Regular
AFFFZ      America First Financial Fund        NASDAQ    San Francisco     CA         36             NA  SAIF            Not Avail.
AHCI       Ambanc Holding Co.                  NASDAQ    Amsterdam         NY         12       12/27/95  BIF             Regular
AHM        Ahmanson & Company (H.F.)           NYSE      Irwindale         CA        368       10/25/72  SAIF            Regular
ALBC       Albion Banc Corp.                   NASDAQ    Albion            NY          2       07/26/93  SAIF            Regular
ALBK       ALBANK Financial Corp.              NASDAQ    Albany            NY         72       04/01/92  SAIF            Regular
AMFC       AMB Financial Corp.                 NASDAQ    Munster           IN          4       04/01/96  SAIF            Regular
ANA        Acadiana Bancshares Inc.            AMSE      Lafayette         LA          4       07/16/96  SAIF            Regular
ANBK       American National Bancorp           NASDAQ    Baltimore         MD         10       10/31/95  SAIF            Not Avail.
ANDB       Andover Bancorp Inc.                NASDAQ    Andover           MA         12       05/08/86  BIF             Regular
ASBI       Ameriana Bancorp                    NASDAQ    New Castle        IN          8       03/02/87  SAIF            Regular
ASBP       ASB Financial Corp.                 NASDAQ    Portsmouth        OH          1       05/11/95  SAIF            Regular
ASFC       Astoria Financial Corp.             NASDAQ    Lake Success      NY         45       11/18/93  SAIF            Regular
ATSB       AmTrust Capital Corp.               NASDAQ    Peru              IN          2       03/28/95  SAIF            Regular
AVND       Avondale Financial Corp.            NASDAQ    Chicago           IL          5       04/07/95  SAIF            Regular
BANC       BankAtlantic Bancorp Inc.           NASDAQ    Fort Lauderdale   FL         57       11/29/83  SAIF            Regular
BDJI       First Federal Bancorporation        NASDAQ    Bemidji           MN          5       04/04/95  SAIF            Regular
BFD        BostonFed Bancorp Inc.              AMSE      Burlington        MA         10       10/24/95  SAIF            Regular
BFFC       Big Foot Financial Corp.            NASDAQ    Long Grove        IL          3       12/20/96  SAIF            Regular
BFSB       Bedford Bancshares Inc.             NASDAQ    Bedford           VA          3       08/22/94  SAIF            Regular
BKC        American Bank of Connecticut        AMSE      Waterbury         CT         15       12/01/81  BIF             Regular
BKCT       Bancorp Connecticut Inc.            NASDAQ    Southington       CT          3       07/03/86  BIF             Regular
BKUNA      BankUnited Financial Corp.          NASDAQ    Coral Gables      FL         14       12/11/85  SAIF            Regular
BNKU       Bank United Corp.                   NASDAQ    Houston           TX         70       08/09/96  SAIF            Not Avail.
BPLS       Bank Plus Corp.                     NASDAQ    Los Angeles       CA         38             NA  SAIF            Not Avail.
BSBC       Branford Savings Bank               NASDAQ    Branford          CT          5       11/04/86  BIF             Regular
BTHL       Bethel Bancorp                      NASDAQ    Portland          ME          8       08/19/87  BIF             Regular
BVCC       Bay View Capital Corp.              NASDAQ    San Mateo         CA         45       05/09/86  SAIF            Regular
BWFC       Bank West Financial Corp.           NASDAQ    Grand Rapids      MI          3       03/30/95  SAIF            Regular
BYFC       Broadway Financial Corp.            NASDAQ    Los Angeles       CA          3       01/09/96  SAIF            Regular
CAFI       Camco Financial Corp.               NASDAQ    Cambridge         OH         11             NA  SAIF            Not Avail.
CAPS       Capital Savings Bancorp Inc.        NASDAQ    Jefferson City    MO          8       12/29/93  SAIF            Regular
CASB       Cascade Financial Corp.             NASDAQ    Everett           WA          8       09/16/92  SAIF            Regular
CASH       First Midwest Financial Inc.        NASDAQ    Storm Lake        IA         12       09/20/93  SAIF            Regular
CATB       Catskill Financial Corp.            NASDAQ    Catskill          NY          4       04/18/96  BIF             Regular
CBCI       Calumet Bancorp Inc.                NASDAQ    Dolton            IL          5       02/20/92  SAIF            Regular
CBES       CBES Bancorp Inc.                   NASDAQ    Excelsior Springs MO          2       09/30/96  SAIF            Regular
CBK        Citizens First Financial Corp.      AMSE      Bloomington       IL          6       05/01/96  SAIF            Regular
CBSA       Coastal Bancorp Inc.                NASDAQ    Houston           TX         37             NA  SAIF            Not Avail.
CBSB       Charter Financial Inc.              NASDAQ    Sparta            IL          8       12/29/95  SAIF            Not Avail.
CCFH       CCF Holding Company                 NASDAQ    Jonesboro         GA          5       07/12/95  SAIF            Regular
CEBK       Central Co-operative Bank           NASDAQ    Somerville        MA          8       10/24/86  BIF             Regular
CENB       Century Bancorp Inc.                NASDAQ    Thomasville       NC          1       12/23/96  SAIF            Regular
CENF       CENFED Financial Corp.              NASDAQ    Pasadena          CA         18       10/25/91  SAIF            Regular
CFB        Commercial Federal Corp.            NYSE      Omaha             NE        107       12/31/84  SAIF            Regular
CFBC       Community First Banking Co.         NASDAQ    Carrollton        GA         12       07/01/97  SAIF            Regular
CFCP       Coastal Financial Corp.             NASDAQ    Myrtle Beach      SC          9       09/26/90  SAIF            Regular
CFFC       Community Financial Corp.           NASDAQ    Staunton          VA          4       03/30/88  SAIF            Regular
CFNC       Carolina Fincorp Inc.               NASDAQ    Rockingham        NC          4       11/25/96  SAIF            Regular
CFSB       CFSB Bancorp Inc.                   NASDAQ    Lansing           MI         17       06/22/90  SAIF            Regular
CFTP       Community Federal Bancorp           NASDAQ    Tupelo            MS          1       03/26/96  SAIF            Regular
CFX        CFX Corp.                           AMSE      Keene             NH         43       02/12/87  BIF             Regular
CIBI       Community Investors Bancorp         NASDAQ    Bucyrus           OH          3       02/07/95  SAIF            Regular
CKFB       CKF Bancorp Inc.                    NASDAQ    Danville          KY          1       01/04/95  SAIF            Regular
CLAS       Classic Bancshares Inc.             NASDAQ    Ashland           KY          3       12/29/95  SAIF            Regular

                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
%CAL       California Federal Bank, a FSB             30,876,284      124.48        67.16       53.95          34.54
%CCMD      Chevy Chase Bank, FSB                       6,167,982       72.67        56.98       78.42          11.47
AABC       Access Anytime Bancorp, Inc.                  104,653       55.84        51.10       91.51           0.29
AADV       Advantage Bancorp Inc.                      1,019,510       87.47        56.28       64.34          24.50
ABBK       Abington Bancorp Inc.                         501,256       97.38        60.34       61.97          30.20
ABCL       Alliance Bancorp Inc.                       1,404,263      100.21        72.86       72.70          16.28
ABCW       Anchor BanCorp Wisconsin                    1,925,866      114.52        78.87       68.87          23.23
AFBC       Advance Financial Bancorp                     103,578      107.58        82.37       76.57           7.49
AFCB       Affiliated Community Bancorp                1,090,431      101.35        62.87       62.03          27.57
AFED       AFSALA Bancorp Inc.                           159,181       55.4         47.07       84.96           0.95
AFFFZ      America First Financial Fund                2,190,646       78.65        67.82       86.23           4.54
AHCI       Ambanc Holding Co.                            484,979       83.26        55.99       67.25          18.11
AHM        Ahmanson & Company (H.F.)                  47,532,068       95.04        65.47       68.88          23.24
ALBC       Albion Banc Corp.                              68,628       93.78        71.50       76.24          13.50
ALBK       ALBANK Financial Corp.                      3,602,227       87.49        72.53       82.91           3.69
AMFC       AMB Financial Corp.                            94,179      108.84        75.67       69.53          14.33
ANA        Acadiana Bancshares Inc.                      267,000      104.30        74.02       70.97          10.96
ANBK       American National Bancorp                     505,318       99.12        64.64       65.21          24.13
ANDB       Andover Bancorp Inc.                        1,250,943       96.83        71.23       73.56          17.68
ASBI       Ameriana Bancorp                              397,730       89.66        73.66       82.16           5.46
ASBP       ASB Financial Corp.                           112,264       83.51        66.77       79.95           3.01
ASFC       Astoria Financial Corp.                     7,664,495       67.88        40.25       59.30          31.91
ATSB       AmTrust Capital Corp.                          71,031       99.62        71.64       71.92          17.12
AVND       Avondale Financial Corp.                      607,273       91.05        57.29       62.92          25.14
BANC       BankAtlantic Bancorp Inc.                   2,730,474      110.92        71.83       64.75          26.60
BDJI       First Federal Bancorporation                  110,589       64.71        48.18       74.46          13.38
BFD        BostonFed Bancorp Inc.                        975,922      133.98        79.87       59.61          30.88
BFFC       Big Foot Financial Corp.                      212,245       69.60        41.04       58.97          21.96
BFSB       Bedford Bancshares Inc.                       135,455      116.16        85.79       73.86          10.70
BKC        American Bank of Connecticut                  605,857       81.16        59.96       73.88          17.31
BKCT       Bancorp Connecticut Inc.                      428,362       83.30        60.64       72.79          16.02
BKUNA      BankUnited Financial Corp.                  1,807,192      135.29        82.42       60.92          24.75
BNKU       Bank United Corp.                          11,439,050      158.30        72.65       45.89          43.99
BPLS       Bank Plus Corp.                             3,534,002      105.38        80.56       76.45          16.12
BSBC       Branford Savings Bank                         186,555       74.94        65.63       87.58           1.61
BTHL       Bethel Bancorp                                218,187      114.79        77.14       67.20          22.23
BVCC       Bay View Capital Corp.                      3,096,213      147.59        75.23       50.97          41.72
BWFC       Bank West Financial Corp.                     155,675      110.82        73.22       66.07          18.63
BYFC       Broadway Financial Corp.                      122,245       91.92        80.87       87.98           0.00
CAFI       Camco Financial Corp.                         489,833      111.65        84.57       75.75          13.35
CAPS       Capital Savings Bancorp Inc.                  242,518      111.64        78.73       70.53          19.17
CASB       Cascade Financial Corp.                       368,126      126.12        83.87       66.50          25.39
CASH       First Midwest Financial Inc.                  374,824      108.06        69.21       64.04          23.54
CATB       Catskill Financial Corp.                      284,238       62.94        44.12       70.10           3.31
CBCI       Calumet Bancorp Inc.                          496,561      106.81        76.17       71.31          11.07
CBES       CBES Bancorp Inc.                              95,219      120.99        90.20       74.55           5.25
CBK        Citizens First Financial Corp.                271,573      115.64        84.33       72.92          11.93
CBSA       Coastal Bancorp Inc.                        2,964,082       98.47        45.34       46.04          48.80
CBSB       Charter Financial Inc.                        393,268      106.54        74.28       69.72          14.83
CCFH       CCF Holding Company                           100,801      105.60        81.76       77.42           9.72
CEBK       Central Co-operative Bank                     344,420       88.08        68.13       77.36          11.90
CENB       Century Bancorp Inc.                           99,948       85.80        59.65       69.53           0.00
CENF       CENFED Financial Corp.                      2,295,523      101.89        68.54       67.27          26.78
CFB        Commercial Federal Corp.                    7,096,665      121.20        74.78       61.70          30.77
CFBC       Community First Banking Co.                   450,650       78.91        63.32       80.24           3.74
CFCP       Coastal Financial Corp.                       502,761      120.29        79.43       66.03          26.58
CFFC       Community Financial Corp.                     175,414      132.84        88.79       66.84          18.24
CFNC       Carolina Fincorp Inc.                         111,515       94.41        70.91       75.11           0.45
CFSB       CFSB Bancorp Inc.                             845,438      133.77        88.66       66.28          24.18
CFTP       Community Federal Bancorp                     209,035       94.93        60.37       63.59           6.71
CFX        CFX Corp.                                   1,859,030      103.37        69.97       67.69          23.92
CIBI       Community Investors Bancorp                    92,304      105.51        83.34       78.99           8.46
CKFB       CKF Bancorp Inc.                               60,812      131.25        91.11       69.42           5.32
CLAS       Classic Bancshares Inc.                       130,525       87.73        66.61       75.93           8.41

                                                                    Page 2 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
CMRN       Cameron Financial Corp              NASDAQ    Cameron           MO          3       04/03/95  SAIF            Regular
CMSB       Commonwealth Bancorp Inc.           NASDAQ    Norristown        PA         56       06/17/96  SAIF            Not Avail.
CMSV       Community Savings FA (MHC)          NASDAQ    North Palm Beach  FL         19       10/24/94  SAIF            Mutual HC
CNIT       CENIT Bancorp Inc.                  NASDAQ    Norfolk           VA         19       08/06/92  SAIF            Regular
CNSB       CNS Bancorp Inc.                    NASDAQ    Jefferson City    MO          5       06/12/96  SAIF            Regular
CNY        Carver Bancorp Inc.                 AMSE      New York          NY          7       10/25/94  SAIF            Regular
COFI       Charter One Financial               NASDAQ    Cleveland         OH        175       01/22/88  SAIF            Regular
CONE       Conestoga Bancorp, Inc.             NASDAQ    Roslyn            NY          8       03/30/94  SAIF            Regular
COOP       Cooperative Bankshares Inc.         NASDAQ    Wilmington        NC         17       08/21/91  SAIF            Regular
CRZY       Crazy Woman Creek Bancorp           NASDAQ    Buffalo           WY          1       03/29/96  SAIF            Regular
CSA        Coast Savings Financial             NYSE      Los Angeles       CA         91       12/23/85  SAIF            Regular
CSBF       CSB Financial Group Inc.            NASDAQ    Centralia         IL          2       10/09/95  SAIF            Regular
CTZN       CitFed Bancorp Inc.                 NASDAQ    Dayton            OH         35       01/23/92  SAIF            Regular
CVAL       Chester Valley Bancorp Inc.         NASDAQ    Downingtown       PA          7       03/27/87  SAIF            Regular
DCBI       Delphos Citizens Bancorp Inc.       NASDAQ    Delphos           OH          1       11/21/96  SAIF            Regular
DIBK       Dime Financial Corp.                NASDAQ    Wallingford       CT         11       07/09/86  BIF             Regular
DIME       Dime Community Bancorp Inc.         NASDAQ    Brooklyn          NY         15       06/26/96  BIF             Regular
DME        Dime Bancorp Inc.                   NYSE      New York          NY         91       08/19/86  BIF             Regular
DNFC       D & N Financial Corp.               NASDAQ    Hancock           MI         37       02/13/85  SAIF            Regular
DSL        Downey Financial Corp.              NYSE      Newport Beach     CA         84       01/01/71  SAIF            Not Avail.
EBSI       Eagle Bancshares                    NASDAQ    Tucker            GA         14       04/01/86  SAIF            Regular
EFBC       Empire Federal Bancorp Inc.         NASDAQ    Livingston        MT          3       01/27/97  SAIF            Regular
EFBI       Enterprise Federal Bancorp          NASDAQ    West Chester      OH          5       10/17/94  SAIF            Regular
EGFC       Eagle Financial Corp.               NASDAQ    Bristol           CT         30       02/03/87  SAIF            Regular
EGLB       Eagle BancGroup Inc.                NASDAQ    Bloomington       IL          3       07/01/96  SAIF            Regular
EIRE       Emerald Isle Bancorp Inc.           NASDAQ    Quincy            MA          9       09/08/86  BIF             Regular
EMLD       Emerald Financial Corp.             NASDAQ    Strongsville      OH         14             NA  SAIF            Regular
EQSB       Equitable Federal Savings Bank      NASDAQ    Wheaton           MD          4       09/10/93  SAIF            Supervisory
ESBK       Elmira Savings Bank (The)           NASDAQ    Elmira            NY          6       03/01/85  BIF             Regular
ESX        Essex Bancorp Inc.                  AMSE      Norfolk           VA          4       07/18/90  SAIF            Not Avail.
ETFS       East Texas Financial Services       NASDAQ    Tyler             TX          2       01/10/95  SAIF            Regular
FAB        FirstFed America Bancorp Inc.       AMSE      Fall River        MA         13       01/15/97  SAIF            Regular
FBBC       First Bell Bancorp Inc.             NASDAQ    Pittsburgh        PA          7       06/29/95  SAIF            Regular
FBCI       Fidelity Bancorp Inc.               NASDAQ    Chicago           IL          5       12/15/93  SAIF            Regular
FBCV       1ST Bancorp                         NASDAQ    Vincennes         IN          1       04/07/87  SAIF            Regular
FBER       1st Bergen Bancorp                  NASDAQ    Wood-Ridge        NJ          4       04/01/96  SAIF            Regular
FBHC       Fort Bend Holding Corp.             NASDAQ    Rosenberg         TX          6       06/30/93  SAIF            Regular
FBNW       FirstBank Corp.                     NASDAQ    Lewiston          ID          5       07/02/97  SAIF            Regular
FBSI       First Bancshares Inc.               NASDAQ    Mountain Grove    MO          6       12/22/93  SAIF            Regular
FCB        Falmouth Co-Operative Bank          AMSE      Falmouth          MA          2       03/28/96  BIF             Regular
FCBF       FCB Financial Corp.                 NASDAQ    Neenah            WI         13       09/24/93  SAIF            Regular
FCME       First Coastal Corp.                 NASDAQ    Westbrook         ME          7             NA  BIF             Not Avail.
FDEF       First Defiance Financial            NASDAQ    Defiance          OH          9       10/02/95  SAIF            Not Avail.
FED        FirstFed Financial Corp.            NYSE      Santa Monica      CA         24       12/16/83  SAIF            Regular
FESX       First Essex Bancorp Inc.            NASDAQ    Andover           MA         15       08/04/87  BIF             Regular
FFBA       First Colorado Bancorp Inc.         NASDAQ    Lakewood          CO         26       01/02/96  SAIF            Not Avail.
FFBH       First Federal Bancshares of AR      NASDAQ    Harrison          AR         13       05/03/96  SAIF            Regular
FFBI       First Financial Bancorp Inc.        NASDAQ    Belvidere         IL          2       10/04/93  SAIF            Regular
FFBS       FFBS BanCorp Inc.                   NASDAQ    Columbus          MS          3       07/01/93  SAIF            Regular
FFBZ       First Federal Bancorp Inc.          NASDAQ    Zanesville        OH          6       07/13/92  SAIF            Regular
FFCH       First Financial Holdings Inc.       NASDAQ    Charleston        SC         33       11/10/83  SAIF            Regular
FFDB       FirstFed Bancorp Inc.               NASDAQ    Bessemer          AL          8       11/19/91  SAIF            Regular
FFDF       FFD Financial Corp.                 NASDAQ    Dover             OH          1       04/03/96  SAIF            Regular
FFED       Fidelity Federal Bancorp            NASDAQ    Evansville        IN          4       08/31/87  SAIF            Regular
FFES       First Federal of East Hartford      NASDAQ    East Hartford     CT         12       06/23/87  SAIF            Regular
FFFC       FFVA Financial Corp.                NASDAQ    Lynchburg         VA         12       10/12/94  SAIF            Regular
FFFD       North Central Bancshares Inc.       NASDAQ    Fort Dodge        IA          4       03/21/96  SAIF            Not Avail.
FFFG       F.F.O. Financial Group Inc.         NASDAQ    St. Cloud         FL         11       10/13/88  SAIF            Regular
FFFL       Fidelity Bankshares Inc. (MHC)      NASDAQ    West Palm Beach   FL         20       01/07/94  SAIF            Mutual HC
FFHC       First Financial Corp.               NASDAQ    Stevens Point     WI        128       12/24/80  SAIF            Regular
FFHH       FSF Financial Corp.                 NASDAQ    Hutchinson        MN         11       10/07/94  SAIF            Regular
FFHS       First Franklin Corporation          NASDAQ    Cincinnati        OH          7       01/26/88  SAIF            Regular
FFIC       Flushing Financial Corp.            NASDAQ    Flushing          NY          7       11/21/95  BIF             Regular
FFKY       First Federal Financial Corp.       NASDAQ    Elizabethtown     KY          8       07/15/87  SAIF            Regular


                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
CMRN       Cameron Financial Corp                        208,105      141.36        84.79       59.98          16.94
CMSB       Commonwealth Bancorp Inc.                   2,288,986       81.38        54.00       66.36          20.65
CMSV       Community Savings FA (MHC)                    699,787       76.31        58.95       77.24           9.22
CNIT       CENIT Bancorp Inc.                            709,550       95.48        68.71       71.96          20.18
CNSB       CNS Bancorp Inc.                               98,351       89.13        66.40       74.50           0.00
CNY        Carver Bancorp Inc.                           413,777       87.99        57.32       65.14          26.11
COFI       Charter One Financial                      14,564,703      116.77        62.35       53.40          38.18
CONE       Conestoga Bancorp, Inc.                       494,348       28.70        23.21       80.86           2.02
COOP       Cooperative Bankshares Inc.                   352,438       99.67        80.03       80.30          11.41
CRZY       Crazy Woman Creek Bancorp                      54,275       97.48        51.47       52.80          20.41
CSA        Coast Savings Financial                     9,102,743       95.95        67.59       70.45          23.37
CSBF       CSB Financial Group Inc.                       48,844       74.99        55.73       74.31           0.00
CTZN       CitFed Bancorp Inc.                         3,097,515      109.92        61.24       55.71          36.61
CVAL       Chester Valley Bancorp Inc.                   323,673       99.71        80.33       80.56           9.51
DCBI       Delphos Citizens Bancorp Inc.                 107,166      104.80        74.25       70.85           0.00
DIBK       Dime Financial Corp.                          873,878       51.53        44.57       86.49           4.92
DIME       Dime Community Bancorp Inc.                 1,315,026       77.91        57.08       73.26          10.61
DME        Dime Bancorp Inc.                          20,087,176       88.66        58.86       66.39          26.40
DNFC       D & N Financial Corp.                       1,608,837      116.07        73.61       63.42          29.77
DSL        Downey Financial Corp.                      5,885,670      116.96        92.03       78.68          13.55
EBSI       Eagle Bancshares                              848,490      104.65        71.43       68.25          19.34
EFBC       Empire Federal Bancorp Inc.                   108,566       66.68        40.36       60.52           0.92
EFBI       Enterprise Federal Bancorp                    264,266      126.44        69.79       55.20          32.16
EGFC       Eagle Financial Corp.                       2,013,359       82.30        56.63       68.81          20.40
EGLB       Eagle BancGroup Inc.                          174,310       92.20        69.49       75.37          12.08
EIRE       Emerald Isle Bancorp Inc.                     425,014       80.38        68.51       85.23           7.22
EMLD       Emerald Financial Corp.                       603,080       87.17        75.47       86.58           5.10
EQSB       Equitable Federal Savings Bank                308,197       87.64        69.79       79.63          14.44
ESBK       Elmira Savings Bank (The)                     227,828       83.09        75.63       91.03           2.00
ESX        Essex Bancorp Inc.                            190,085      108.75        83.53       76.81          14.24
ETFS       East Texas Financial Services                 112,697       61.43        48.68       79.24           1.74
FAB        FirstFed America Bancorp Inc.               1,020,876      121.96        86.76       71.13          14.81
FBBC       First Bell Bancorp Inc.                       714,366      111.56        79.68       71.42          15.12
FBCI       Fidelity Bancorp Inc.                         489,843      113.79        77.90       68.46          18.68
FBCV       1ST Bancorp                                   270,490      121.79        64.98       53.35          37.08
FBER       1st Bergen Bancorp                            284,765       57.50        43.27       75.25           9.60
FBHC       Fort Bend Holding Corp.                       318,668       60.34        50.85       84.28           5.70
FBNW       FirstBank Corp.                               154,143      112.69        82.01       72.78          17.92
FBSI       First Bancshares Inc.                         163,973      114.36        82.08       71.77          14.37
FCB        Falmouth Co-Operative Bank                     93,838       72.70        54.43       74.87           0.81
FCBF       FCB Financial Corp.                           526,203      128.08        77.31       60.36          22.27
FCME       First Coastal Corp.                           152,386       88.68        68.35       77.07          13.55
FDEF       First Defiance Financial                      552,225      111.92        77.70       69.43           8.58
FED        FirstFed Financial Corp.                    4,193,203      162.79        76.11       46.75          47.32
FESX       First Essex Bancorp Inc.                    1,245,415       98.72        57.78       58.53          32.88
FFBA       First Colorado Bancorp Inc.                 1,510,376       96.74        73.37       75.85           9.43
FFBH       First Federal Bancshares of AR                535,204       93.72        77.77       82.99           1.12
FFBI       First Financial Bancorp Inc.                   84,531       79.68        64.59       81.07           9.11
FFBS       FFBS BanCorp Inc.                             130,762       89.92        71.38       79.38           0.00
FFBZ       First Federal Bancorp Inc.                    201,262      134.02        85.95       64.13          27.55
FFCH       First Financial Holdings Inc.               1,667,178      129.87        83.29       64.13          27.92
FFDB       FirstFed Bancorp Inc.                         176,528       80.41        71.11       88.44           0.57
FFDF       FFD Financial Corp.                            85,286       97.24        62.33       64.10          10.06
FFED       Fidelity Federal Bancorp                      250,285      113.22        84.05       74.24          19.53
FFES       First Federal of East Hartford                983,594       31.27        18.42       58.90          34.09
FFFC       FFVA Financial Corp.                          558,886       80.89        59.30       73.31          13.06
FFFD       North Central Bancshares Inc.                 212,869      128.09        81.99       64.01          12.47
FFFG       F.F.O. Financial Group Inc.                   323,020       82.41        71.78       87.10           4.39
FFFL       Fidelity Bankshares Inc. (MHC)                999,289       94.64        73.83       78.01          11.51
FFHC       First Financial Corp.                       5,931,501       79.46        60.52       76.16          15.31
FFHH       FSF Financial Corp.                           378,233      119.41        65.35       54.73          33.28
FFHS       First Franklin Corporation                    226,944       77.75        68.34       87.89           2.73
FFIC       Flushing Financial Corp.                      860,031       80.56        55.31       68.66          14.67
FFKY       First Federal Financial Corp.                 377,380      117.12        87.31       74.55          11.00

                                                                    Page 3 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
FFLC       FFLC Bancorp Inc.                   NASDAQ    Leesburg          FL          9       01/04/94  SAIF            Regular
FFOH       Fidelity Financial of Ohio          NASDAQ    Cincinnati        OH         11       03/04/96  SAIF            Not Avail.
FFPB       First Palm Beach Bancorp Inc.       NASDAQ    West Palm Beach   FL         44       09/29/93  SAIF            Regular
FFSL       First Independence Corp.            NASDAQ    Independence      KS          2       10/08/93  SAIF            Regular
FFSX       First Fed SB of Siouxland(MHC)      NASDAQ    Sioux City        IA         13       07/13/92  SAIF            Mutual HC
FFWC       FFW Corp.                           NASDAQ    Wabash            IN          4       04/05/93  SAIF            Regular
FFWD       Wood Bancorp Inc.                   NASDAQ    Bowling Green     OH          7       08/31/93  SAIF            Regular
FFYF       FFY Financial Corp.                 NASDAQ    Youngstown        OH         10       06/28/93  SAIF            Regular
FGHC       First Georgia Holding Inc.          NASDAQ    Brunswick         GA          7       02/11/87  SAIF            Regular
FIBC       Financial Bancorp Inc.              NASDAQ    Long Island City  NY          5       08/17/94  SAIF            Regular
FISB       First Indiana Corporation           NASDAQ    Indianapolis      IN         26       08/02/83  SAIF            Regular
FKFS       First Keystone Financial            NASDAQ    Media             PA          5       01/26/95  SAIF            Regular
FKKY       Frankfort First Bancorp Inc.        NASDAQ    Frankfort         KY          3       07/10/95  SAIF            Regular
FLAG       FLAG Financial Corp.                NASDAQ    LaGrange          GA          4       12/11/86  SAIF            Regular
FLFC       First Liberty Financial Corp.       NASDAQ    Macon             GA         31       12/06/83  SAIF            Regular
FLGS       Flagstar Bancorp Inc.               NASDAQ    Bloomfield Hills  MI         19             NA  SAIF            Not Avail.
FLKY       First Lancaster Bancshares          NASDAQ    Lancaster         KY          1       07/01/96  SAIF            Regular
FMBD       First Mutual Bancorp Inc.           NASDAQ    Decatur           IL         12       07/05/95  SAIF            Regular
FMCO       FMS Financial Corporation           NASDAQ    Burlington        NJ         19       12/14/88  SAIF            Regular
FMSB       First Mutual Savings Bank           NASDAQ    Bellevue          WA          8       12/17/85  BIF             Regular
FNGB       First Northern Capital Corp.        NASDAQ    Green Bay         WI         20       12/29/83  SAIF            Regular
FOBC       Fed One Bancorp                     NASDAQ    Wheeling          WV          9       01/19/95  SAIF            Not Avail.
FPRY       First Financial Bancorp             NASDAQ    Tallahassee       FL          6       03/29/88  SAIF            Regular
FRC        First Republic Bancorp              NYSE      San Francisco     CA         13             NA  BIF             Not Avail.
FSBI       Fidelity Bancorp Inc.               NASDAQ    Pittsburgh        PA          8       06/24/88  SAIF            Regular
FSFC       First Southeast Financial Corp      NASDAQ    Anderson          SC         11       10/08/93  SAIF            Regular
FSLA       First Savings Bank (MHC)            NASDAQ    Woodbridge        NJ         17       07/10/92  SAIF            Mutual HC
FSNJ       Bayonne Bancshares Inc.             NASDAQ    Bayonne           NJ          4       08/22/97  SAIF            Mutual HC
FSPG       First Home Bancorp Inc.             NASDAQ    Pennsville        NJ         10       04/20/87  SAIF            Regular
FSPT       FirstSpartan Financial Corp.        NASDAQ    Spartanburg       SC          5       07/09/97  SAIF            Regular
FSSB       First FS&LA of San Bernardino       NASDAQ    San Bernardino    CA          4       02/02/93  SAIF            Regular
FSTC       First Citizens Corp.                NASDAQ    Newnan            GA          9       03/01/86  SAIF            Regular
FTF        Texarkana First Financial Corp      AMSE      Texarkana         AR          5       07/07/95  SAIF            Regular
FTFC       First Federal Capital Corp.         NASDAQ    La Crosse         WI         45       11/02/89  SAIF            Regular
FTNB       Fulton Bancorp Inc.                 NASDAQ    Fulton            MO          2       10/18/96  SAIF            Regular
FTSB       Fort Thomas Financial Corp.         NASDAQ    Fort Thomas       KY          2       06/28/95  SAIF            Regular
FWWB       First SB of Washington Bancorp      NASDAQ    Walla Walla       WA         21       11/01/95  SAIF            Regular
GAF        GA Financial Inc.                   AMSE      Pittsburgh        PA         13       03/26/96  SAIF            Regular
GBCI       Glacier Bancorp Inc.                NASDAQ    Kalispell         MT         18       03/30/84  SAIF            Regular
GDVS       Greater Delaware Valley (MHC)       NASDAQ    Broomall          PA          7       03/03/95  SAIF            Mutual HC
GDW        Golden West Financial               NYSE      Oakland           CA        249       05/29/59  SAIF            Not Avail.
GFCO       Glenway Financial Corp.             NASDAQ    Cincinnati        OH          5       11/30/90  SAIF            Regular
GFED       Guaranty Federal SB (MHC)           NASDAQ    Springfield       MO          4       04/10/95  SAIF            Mutual HC
GFSB       GFS Bancorp Inc.                    NASDAQ    Grinnell          IA          1       01/06/94  SAIF            Regular
GOSB       GSB Financial Corp.                 NASDAQ    Goshen            NY          2       07/09/97  BIF             Regular
GPT        GreenPoint Financial Corp.          NYSE      New York          NY         74       01/28/94  BIF             Regular
GRTR       Greater New York Savings Bank       NASDAQ    New York          NY         14       06/17/87  BIF             Regular
GSB        Golden State Bancorp Inc.           NYSE      Glendale          CA        171       10/01/83  SAIF            Regular
GSBC       Great Southern Bancorp Inc.         NASDAQ    Springfield       MO         25       12/14/89  SAIF            Regular
GSFC       Green Street Financial Corp.        NASDAQ    Fayetteville      NC          3       04/04/96  SAIF            Regular
GSLA       GS Financial Corp.                  NASDAQ    Metairie          LA          3       04/01/97  SAIF            Regular
GTFN       Great Financial Corporation         NASDAQ    Louisville        KY         45       03/31/94  SAIF            Regular
GTPS       Great American Bancorp              NASDAQ    Champaign         IL          3       06/30/95  SAIF            Regular
GUPB       GFSB Bancorp Inc.                   NASDAQ    Gallup            NM          1       06/30/95  SAIF            Regular
GWBC       Gateway Bancorp Inc.                NASDAQ    Catlettsburg      KY          2       01/18/95  SAIF            Regular
HALL       Hallmark Capital Corp.              NASDAQ    West Allis        WI          3       01/03/94  SAIF            Regular
HARB       Harbor Florida Bancorp (MHC)        NASDAQ    Fort Pierce       FL         23       01/06/94  SAIF            Mutual HC
HARL       Harleysville Savings Bank           NASDAQ    Harleysville      PA          4       08/04/87  SAIF            Regular
HARS       Harris Savings Bank (MHC)           NASDAQ    Harrisburg        PA         33       01/25/94  SAIF            Mutual HC
HAVN       Haven Bancorp Inc.                  NASDAQ    Woodhaven         NY         30       09/23/93  SAIF            Regular
HBBI       Home Building Bancorp               NASDAQ    Washington        IN          2       02/08/95  SAIF            Regular
HBEI       Home Bancorp of Elgin Inc.          NASDAQ    Elgin             IL          5       09/27/96  SAIF            Regular
HBFW       Home Bancorp                        NASDAQ    Fort Wayne        IN          9       03/30/95  SAIF            Regular
HBNK       Highland Federal Bank FSB           NASDAQ    Burbank           CA          8             NA  SAIF            Not Avail.

                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
FFLC       FFLC Bancorp Inc.                             387,097       90.65        70.69       77.98           7.75
FFOH       Fidelity Financial of Ohio                    524,743      100.88        82.76       82.04           4.28
FFPB       First Palm Beach Bancorp Inc.               1,666,396       91.77        67.59       73.65          17.69
FFSL       First Independence Corp.                      110,876       98.53        66.00       66.99          21.01
FFSX       First Fed SB of Siouxland(MHC)                468,568      104.99        73.21       69.73          20.59
FFWC       FFW Corp.                                     180,056       98.81        63.72       64.49          24.88
FFWD       Wood Bancorp Inc.                             163,918      109.41        80.46       73.54          13.28
FFYF       FFY Financial Corp.                           599,249      102.99        77.38       75.13           9.97
FGHC       First Georgia Holding Inc.                    156,383      105.35        85.03       80.71           8.85
FIBC       Financial Bancorp Inc.                        282,485       73.84        54.73       74.12          15.21
FISB       First Indiana Corporation                   1,520,762      117.07        84.21       71.93          17.29
FKFS       First Keystone Financial                      320,797       82.17        58.59       71.31          19.42
FKKY       Frankfort First Bancorp Inc.                  132,451      141.24        91.66       64.90          16.61
FLAG       FLAG Financial Corp.                          221,926       86.05        69.94       81.28           7.61
FLFC       First Liberty Financial Corp.               1,288,919       93.15        68.83       73.89          17.43
FLGS       Flagstar Bancorp Inc.                       1,596,289      157.37        89.15       56.65          26.13
FLKY       First Lancaster Bancshares                     40,448      159.08        86.38       54.30          10.34
FMBD       First Mutual Bancorp Inc.                     417,695       93.25        73.58       78.90           7.06
FMCO       FMS Financial Corporation                     554,925       65.42        56.01       85.61           6.84
FMSB       First Mutual Savings Bank                     432,034      101.49        80.97       79.77          11.95
FNGB       First Northern Capital Corp.                  637,725      119.73        89.72       74.94          12.12
FOBC       Fed One Bancorp                               356,718       61.64        44.24       71.77          16.55
FPRY       First Financial Bancorp                       240,379       88.86        77.63       87.36           5.41
FRC        First Republic Bancorp                      2,238,033      140.78        88.35       62.76          29.11
FSBI       Fidelity Bancorp Inc.                         363,302       74.48        48.92       65.69          26.26
FSFC       First Southeast Financial Corp                334,751       92.78        78.38       84.48           4.48
FSLA       First Savings Bank (MHC)                    1,032,809       67.71        53.44       78.93          10.69
FSNJ       Bayonne Bancshares Inc.                       602,201       53.32        39.21       73.53          16.78
FSPG       First Home Bancorp Inc.                       522,396       88.70        52.47       59.16          33.74
FSPT       FirstSpartan Financial Corp.                  388,311      103.08        89.77       87.09           0.00
FSSB       First FS&LA of San Bernardino                 103,674       75.29        71.56       95.05           0.00
FSTC       First Citizens Corp.                          338,857       92.52        76.61       82.80           5.11
FTF        Texarkana First Financial Corp                171,358      103.60        84.72       81.78           0.91
FTFC       First Federal Capital Corp.                 1,571,981      111.91        76.88       68.70          23.76
FTNB       Fulton Bancorp Inc.                            99,464      127.14        85.77       67.46           6.54
FTSB       Fort Thomas Financial Corp.                    96,940      124.04        90.05       72.60           9.95
FWWB       First SB of Washington Bancorp              1,074,166      129.63        66.56       51.35          32.96
GAF        GA Financial Inc.                             749,748       61.19        37.44       61.18          22.52
GBCI       Glacier Bancorp Inc.                          567,610      123.89        72.03       58.14          29.76
GDVS       Greater Delaware Valley (MHC)                 244,384       80.75        62.15       76.96          11.09
GDW        Golden West Financial                      39,095,082      133.29        81.95       61.48          30.27
GFCO       Glenway Financial Corp.                       287,088      106.00        83.76       79.02           9.79
GFED       Guaranty Federal SB (MHC)                     199,554      105.99        80.34       75.79           9.10
GFSB       GFS Bancorp Inc.                               92,063      132.86        85.94       64.69          22.77
GOSB       GSB Financial Corp.                           154,649       NA           NA          62.41           0.00
GPT        GreenPoint Financial Corp.                 13,300,046       73.82        62.04       84.04           1.78
GRTR       Greater New York Savings Bank               2,579,098       59.67        38.02       63.71          26.73
GSB        Golden State Bancorp Inc.                  16,218,259      128.98        74.42       57.69          34.33
GSBC       Great Southern Bancorp Inc.                   707,841      130.48        84.66       64.88          25.52
GSFC       Green Street Financial Corp.                  174,605      117.35        72.88       62.10           0.00
GSLA       GS Financial Corp.                            123,245       80.11        37.51       46.82           6.49
GTFN       Great Financial Corporation                 3,046,227      106.99        66.51       62.16          27.40
GTPS       Great American Bancorp                        136,977       94.74        73.57       77.65           0.00
GUPB       GFSB Bancorp Inc.                              86,911       82.01        52.16       63.61          18.93
GWBC       Gateway Bancorp Inc.                           63,828       45.52        33.04       72.57           0.00
HALL       Hallmark Capital Corp.                        409,820       97.80        67.18       68.69          22.47
HARB       Harbor Florida Bancorp (MHC)                1,116,718       91.75        74.35       81.03           9.00
HARL       Harleysville Savings Bank                     336,666       89.80        72.79       81.05          10.78
HARS       Harris Savings Bank (MHC)                   2,044,294       76.42        43.46       56.87          33.87
HAVN       Haven Bancorp Inc.                          1,781,545       79.55        55.20       69.39          23.16
HBBI       Home Building Bancorp                          45,064       80.40        62.83       78.14           8.21
HBEI       Home Bancorp of Elgin Inc.                    352,577      112.76        79.66       70.65           1.42
HBFW       Home Bancorp                                  334,862       95.19        81.78       85.92           0.00
HBNK       Highland Federal Bank FSB                     504,381      109.32        79.66       72.87          18.34

                                                                    Page 4 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
HBS        Haywood Bancshares Inc.             AMSE      Waynesville       NC          4       12/18/87  BIF             Not Avail.
HCBB       HCB Bancshares Inc.                 NASDAQ    Camden            AR          6       05/07/97  SAIF            Regular
HCFC       Home City Financial Corp.           NASDAQ    Springfield       OH          1       12/30/96  SAIF            Regular
HEMT       HF Bancorp Inc.                     NASDAQ    Hemet             CA         19       06/30/95  SAIF            Regular
HFFB       Harrodsburg First Fin Bancorp       NASDAQ    Harrodsburg       KY          2       10/04/95  SAIF            Regular
HFFC       HF Financial Corp.                  NASDAQ    Sioux Falls       SD         19       04/08/92  SAIF            Regular
HFGI       Harrington Financial Group          NASDAQ    Richmond          IN          4             NA  SAIF            Not Avail.
HFNC       HFNC Financial Corp.                NASDAQ    Charlotte         NC          9       12/29/95  SAIF            Regular
HFSA       Hardin Bancorp Inc.                 NASDAQ    Hardin            MO          3       09/29/95  SAIF            Regular
HHFC       Harvest Home Financial Corp.        NASDAQ    Cheviot           OH          3       10/10/94  SAIF            Regular
HIFS       Hingham Instit. for Savings         NASDAQ    Hingham           MA          5       12/20/88  BIF             Regular
HMCI       HomeCorp Inc.                       NASDAQ    Rockford          IL          9       06/22/90  SAIF            Regular
HMLK       Hemlock Federal Financial Corp      NASDAQ    Oak Forest        IL          3       04/02/97  SAIF            Regular
HMNF       HMN Financial Inc.                  NASDAQ    Spring Valley     MN          7       06/30/94  SAIF            Regular
HOMF       Home Federal Bancorp                NASDAQ    Seymour           IN         16       01/23/88  SAIF            Regular
HPBC       Home Port Bancorp Inc.              NASDAQ    Nantucket         MA          2       08/25/88  BIF             Regular
HRBF       Harbor Federal Bancorp Inc.         NASDAQ    Baltimore         MD          9       08/12/94  SAIF            Regular
HRZB       Horizon Financial Corp.             NASDAQ    Bellingham        WA         12       08/01/86  BIF             Regular
HTHR       Hawthorne Financial Corp.           NASDAQ    El Segundo        CA          6             NA  SAIF            Not Avail.
HVFD       Haverfield Corp.                    NASDAQ    Cleveland         OH         10       03/19/85  SAIF            Regular
HWEN       Home Financial Bancorp              NASDAQ    Spencer           IN          1       07/02/96  SAIF            Regular
HZFS       Horizon Financial Svcs Corp.        NASDAQ    Oskaloosa         IA          3       06/30/94  SAIF            Regular
IBSF       IBS Financial Corp.                 NASDAQ    Cherry Hill       NJ         10       10/13/94  SAIF            Regular
IFSB       Independence Federal Svgs Bank      NASDAQ    Washington        DC          2       06/06/85  SAIF            Regular
INBI       Industrial Bancorp                  NASDAQ    Bellevue          OH         10       08/01/95  SAIF            Regular
INCB       Indiana Community Bank SB           NASDAQ    Lebanon           IN          3       12/15/94  SAIF            Regular
IPSW       Ipswich Savings Bank                NASDAQ    Ipswich           MA          5       05/26/93  BIF             Regular
ISBF       ISB Financial Corporation           NASDAQ    New Iberia        LA         27       04/07/95  SAIF            Regular
ITLA       ITLA Capital Corp.                  NASDAQ    La Jolla          CA          6       10/24/95  BIF             Not Avail.
IWBK       InterWest Bancorp Inc.              NASDAQ    Oak Harbor        WA         38             NA  SAIF            Not Avail.
JOAC       Joachim Bancorp Inc.                NASDAQ    De Soto           MO          1       12/28/95  SAIF            Regular
JSB        JSB Financial Inc.                  NYSE      Lynbrook          NY         13       06/27/90  BIF             Regular
JSBA       Jefferson Savings Bancorp           NASDAQ    Ballwin           MO         32       04/08/93  SAIF            Regular
JXSB       Jacksonville Savings Bk (MHC)       NASDAQ    Jacksonville      IL          4       04/21/95  SAIF            Mutual HC
JXVL       Jacksonville Bancorp Inc.           NASDAQ    Jacksonville      TX          6       04/01/96  SAIF            Not Avail.
KFBI       Klamath First Bancorp               NASDAQ    Klamath Falls     OR         33       10/05/95  SAIF            Regular
KNK        Kankakee Bancorp Inc.               AMSE      Kankakee          IL          9       01/06/93  SAIF            Regular
KSAV       KS Bancorp Inc.                     NASDAQ    Kenly             NC          4       12/30/93  SAIF            Regular
KSBK       KSB Bancorp Inc.                    NASDAQ    Kingfield         ME          8       06/24/93  BIF             Regular
KYF        Kentucky First Bancorp Inc.         AMSE      Cynthiana         KY          2       08/29/95  SAIF            Regular
LARK       Landmark Bancshares Inc.            NASDAQ    Dodge City        KS          5       03/28/94  SAIF            Regular
LARL       Laurel Capital Group Inc.           NASDAQ    Allison Park      PA          6       02/20/87  SAIF            Regular
LFBI       Little Falls Bancorp Inc.           NASDAQ    Little Falls      NJ          6       01/05/96  SAIF            Regular
LFCO       Life Financial Corp.                NASDAQ    Riverside         CA          5             NA  SAIF            Not Avail.
LFED       Leeds Federal Savings Bk (MHC)      NASDAQ    Baltimore         MD          1       05/02/94  SAIF            Mutual HC
LIFB       Life Bancorp Inc.                   NASDAQ    Norfolk           VA         20       10/11/94  SAIF            Regular
LISB       Long Island Bancorp Inc.            NASDAQ    Melville          NY         35       04/18/94  SAIF            Regular
LOGN       Logansport Financial Corp.          NASDAQ    Logansport        IN          1       06/14/95  SAIF            Regular
LONF       London Financial Corporation        NASDAQ    London            OH          1       04/01/96  SAIF            Regular
LSBI       LSB Financial Corp.                 NASDAQ    Lafayette         IN          4       02/03/95  BIF             Regular
LSBX       Lawrence Savings Bank               NASDAQ    North Andover     MA          5       05/02/86  BIF             Regular
LVSB       Lakeview Financial                  NASDAQ    West Paterson     NJ          8       12/22/93  SAIF            Regular
LXMO       Lexington B&L Financial Corp.       NASDAQ    Lexington         MO          1       06/06/96  SAIF            Regular
MAFB       MAF Bancorp Inc.                    NASDAQ    Clarendon Hills   IL         21       01/12/90  SAIF            Regular
MARN       Marion Capital Holdings             NASDAQ    Marion            IN          2       03/18/93  SAIF            Regular
MASB       MASSBANK Corp.                      NASDAQ    Reading           MA         15       05/28/86  BIF             Regular
MBB        MSB Bancorp Inc.                    AMSE      Goshen            NY         16       09/03/92  BIF             Regular
MBBC       Monterey Bay Bancorp Inc.           NASDAQ    Watsonville       CA          7       02/15/95  SAIF            Regular
MBLF       MBLA Financial Corp.                NASDAQ    Macon             MO          2       06/24/93  SAIF            Regular
MBSP       Mitchell Bancorp Inc.               NASDAQ    Spruce Pine       NC          1       07/12/96  SAIF            Regular
MCBN       Mid-Coast Bancorp Inc.              NASDAQ    Waldoboro         ME          2       11/02/89  SAIF            Regular
MCBS       Mid Continent Bancshares Inc.       NASDAQ    El Dorado         KS         10       06/27/94  SAIF            Regular
MDBK       Medford Savings Bank                NASDAQ    Medford           MA         16       03/18/86  BIF             Regular
MECH       Mechanics Savings Bank              NASDAQ    Hartford          CT         14       06/26/96  BIF             Regular


                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
HBS        Haywood Bancshares Inc.                       150,416       96.18        74.69       77.65           6.98
HCBB       HCB Bancshares Inc.                           180,417       63.16        54.19       85.79           5.54
HCFC       Home City Financial Corp.                      68,235      108.24        78.99       72.98           5.87
HEMT       HF Bancorp Inc.                               984,749       NA           NA          85.27           5.08
HFFB       Harrodsburg First Fin Bancorp                 108,950      102.71        73.91       71.96           0.00
HFFC       HF Financial Corp.                            561,664      107.14        79.77       74.45          13.31
HFGI       Harrington Financial Group                    446,797       69.15        21.08       30.48          63.02
HFNC       HFNC Financial Corp.                          895,394      150.04        74.37       49.57          30.94
HFSA       Hardin Bancorp Inc.                           108,018       75.38        51.76       68.66          17.59
HHFC       Harvest Home Financial Corp.                   87,596       79.16        51.58       65.15          22.43
HIFS       Hingham Instit. for Savings                   217,586      104.60        76.01       72.67          15.83
HMCI       HomeCorp Inc.                                 331,608       88.11        80.95       91.88           0.60
HMLK       Hemlock Federal Financial Corp                164,913       44.11        34.63       78.50           0.91
HMNF       HMN Financial Inc.                            566,865       95.57        61.60       64.46          20.17
HOMF       Home Federal Bancorp                          682,796      110.63        85.52       77.30          13.53
HPBC       Home Port Bancorp Inc.                        198,748      125.20        82.61       65.98          22.60
HRBF       Harbor Federal Bancorp Inc.                   216,370       86.74        68.38       78.84           6.24
HRZB       Horizon Financial Corp.                       518,661       95.31        78.74       82.61           0.00
HTHR       Hawthorne Financial Corp.                     863,096       98.07        85.72       87.41           6.08
HVFD       Haverfield Corp.                              346,157      110.43        86.47       78.30          10.40
HWEN       Home Financial Bancorp                         42,508      131.32        80.81       61.53          21.17
HZFS       Horizon Financial Svcs Corp.                   85,969       91.02        61.03       67.05          22.22
IBSF       IBS Financial Corp.                           733,344       36.08        27.79       77.04           4.85
IFSB       Independence Federal Svgs Bank                258,460       79.51        61.17       76.93          15.03
INBI       Industrial Bancorp                            346,596      114.30        87.32       76.40           5.19
INCB       Indiana Community Bank SB                      91,329       90.47        78.66       86.95           0.00
IPSW       Ipswich Savings Bank                          189,379       91.28        73.64       80.68          12.14
ISBF       ISB Financial Corporation                     947,107       79.96        65.57       82.00           4.99
ITLA       ITLA Capital Corp.                            850,201      102.31        82.91       81.04           7.23
IWBK       InterWest Bancorp Inc.                      1,832,582       94.61        60.61       64.06          28.48
JOAC       Joachim Bancorp Inc.                           34,938       98.81        69.59       70.43           0.00
JSB        JSB Financial Inc.                          1,531,115       79.56        58.86       73.97           0.00
JSBA       Jefferson Savings Bancorp                   1,292,021       91.00        75.80       83.29           6.75
JXSB       Jacksonville Savings Bk (MHC)                 162,746       90.73        79.48       87.60           0.15
JXVL       Jacksonville Bancorp Inc.                     226,182       NA           NA          82.06           0.88
KFBI       Klamath First Bancorp                         727,903      127.99        73.18       57.18          21.42
KNK        Kankakee Bancorp Inc.                         341,678       84.40        68.65       81.35           7.00
KSAV       KS Bancorp Inc.                               106,121      107.99        85.31       79.00           6.60
KSBK       KSB Bancorp Inc.                              145,888      104.44        74.98       71.79          19.44
KYF        Kentucky First Bancorp Inc.                    88,959       88.91        55.41       62.32          20.20
LARK       Landmark Bancshares Inc.                      228,100      107.40        67.53       62.87          21.98
LARL       Laurel Capital Group Inc.                     211,987       84.81        70.02       82.56           5.21
LFBI       Little Falls Bancorp Inc.                     299,989       57.38        43.07       75.05          11.17
LFCO       Life Financial Corp.                          195,290       98.61        68.94       69.91           5.12
LFED       Leeds Federal Savings Bk (MHC)                281,899       75.56        61.67       81.62           0.24
LIFB       Life Bancorp Inc.                           1,488,257       89.20        44.26       49.62          38.95
LISB       Long Island Bancorp Inc.                    5,908,737       98.33        61.68       62.73          25.64
LOGN       Logansport Financial Corp.                     83,152       98.87        71.82       72.64           5.41
LONF       London Financial Corporation                   38,240      100.24        77.55       77.37           2.09
LSBI       LSB Financial Corp.                           194,117      131.61        88.68       67.38          23.55
LSBX       Lawrence Savings Bank                         366,318       63.97        43.58       68.12          22.11
LVSB       Lakeview Financial                            481,646       56.35        43.70       77.55          12.20
LXMO       Lexington B&L Financial Corp.                  59,236      107.94        76.69       71.05           0.00
MAFB       MAF Bancorp Inc.                            3,321,464      111.28        77.11       69.30          21.12
MARN       Marion Capital Holdings                       173,304      123.23        86.59       70.26           4.75
MASB       MASSBANK Corp.                                905,417       32.04        28.25       88.19           0.10
MBB        MSB Bancorp Inc.                              813,902       49.66        43.98       88.55           0.03
MBBC       Monterey Bay Bancorp Inc.                     412,810       80.11        61.81       77.16          10.85
MBLF       MBLA Financial Corp.                          234,824      124.64        54.12       43.42          43.81
MBSP       Mitchell Bancorp Inc.                          33,038      160.59        85.90       53.49           0.00
MCBN       Mid-Coast Bancorp Inc.                         59,739      117.77        83.57       70.96          19.99
MCBS       Mid Continent Bancshares Inc.                 408,590       92.61        55.99       60.45          28.41
MDBK       Medford Savings Bank                        1,072,557       69.40        53.36       76.88          13.64
MECH       Mechanics Savings Bank                        823,575       83.18        66.62       80.09           8.49

                                                                    Page 5 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
MERI       Meritrust Federal SB                NASDAQ    Thibodaux         LA          8             NA  SAIF            Not Avail.
METF       Metropolitan Financial Corp.        NASDAQ    Mayfield Heights  OH         15             NA  SAIF            Not Avail.
MFBC       MFB Corp.                           NASDAQ    Mishawaka         IN          5       03/25/94  SAIF            Regular
MFCX       Marshalltown Financial Corp.        NASDAQ    Marshalltown      IA          3       03/31/94  SAIF            Regular
MFFC       Milton Federal Financial Corp.      NASDAQ    West Milton       OH          2       10/07/94  SAIF            Regular
MFLR       Mayflower Co-operative Bank         NASDAQ    Middleboro        MA          4       12/23/87  BIF             Regular
MFSL       Maryland Federal Bancorp            NASDAQ    Hyattsville       MD         26       06/02/87  SAIF            Regular
MGNL       Magna Bancorp Inc.                  NASDAQ    Hattiesburg       MS         62       03/13/91  SAIF            Regular
MIFC       Mid-Iowa Financial Corp.            NASDAQ    Newton            IA          6       10/14/92  SAIF            Regular
MIVI       Mississippi View Holding Co.        NASDAQ    Little Falls      MN          1       03/24/95  SAIF            Regular
MLBC       ML Bancorp Inc.                     NASDAQ    Villanova         PA         26       08/11/94  SAIF            Regular
MONT       Montgomery Financial Corp.          NASDAQ    Crawfordsville    IN          4       07/01/97  SAIF            Mutual HC
MRKF       Market Financial Corp.              NASDAQ    Mount Healthy     OH          2       03/27/97  SAIF            Regular
MSBF       MSB Financial Inc.                  NASDAQ    Marshall          MI          2       02/06/95  SAIF            Regular
MSBK       Mutual Savings Bank FSB             NASDAQ    Bay City          MI         22       07/17/92  SAIF            Regular
MWBI       Midwest Bancshares Inc.             NASDAQ    Burlington        IA          4       11/12/92  SAIF            Regular
MWBX       MetroWest Bank                      NASDAQ    Framingham        MA         11       10/10/86  BIF             Regular
MWFD       Midwest Federal Financial           NASDAQ    Baraboo           WI          9       07/08/92  SAIF            Regular
NASB       North American Savings Bank         NASDAQ    Grandview         MO          7       09/27/85  SAIF            Not Avail.
NBN        Northeast Bancorp                   AMSE      Portland          ME          8       08/19/87  BIF             Regular
NBSI       North Bancshares Inc.               NASDAQ    Chicago           IL          2       12/21/93  SAIF            Regular
NEIB       Northeast Indiana Bancorp           NASDAQ    Huntington        IN          3       06/28/95  SAIF            Regular
NHTB       New Hampshire Thrift Bncshrs        NASDAQ    New London        NH         10       05/22/86  SAIF            Regular
NMSB       NewMil Bancorp Inc.                 NASDAQ    New Milford       CT         14       02/01/86  BIF             Regular
NSLB       NS&L Bancorp Inc.                   NASDAQ    Neosho            MO          2       06/08/95  SAIF            Regular
NSSB       Norwich Financial Corp.             NASDAQ    Norwich           CT         17       11/14/86  BIF             Regular
NSSY       Norwalk Savings Society             NASDAQ    Norwalk           CT          7       06/16/94  BIF             Regular
NTMG       Nutmeg Federal S&LA                 NASDAQ    Danbury           CT          3             NA  SAIF            Not Avail.
NWEQ       Northwest Equity Corp.              NASDAQ    Amery             WI          3       10/11/94  SAIF            Regular
NWSB       Northwest Savings Bank (MHC)        NASDAQ    Warren            PA         57       11/07/94  SAIF            Mutual HC
NYB        New York Bancorp Inc.               NYSE      Douglaston        NY         33       01/28/88  SAIF            Regular
OCFC       Ocean Financial Corp.               NASDAQ    Toms River        NJ         10       07/03/96  SAIF            Regular
OCN        Ocwen Financial Corp.               NYSE      West Palm Beach   FL          1             NA  SAIF            Not Avail.
OFCP       Ottawa Financial Corp.              NASDAQ    Holland           MI         26       08/19/94  SAIF            Regular
OHSL       OHSL Financial Corp.                NASDAQ    Cincinnati        OH          5       02/10/93  SAIF            Regular
PALM       Palfed Inc.                         NASDAQ    Aiken             SC         22       12/15/85  SAIF            Regular
PAMM       PacificAmerica Money Center         NASDAQ    Woodland Hills    CA          1       06/25/96  BIF             Not Avail.
PBCI       Pamrapo Bancorp Inc.                NASDAQ    Bayonne           NJ          8       11/14/89  SAIF            Regular
PBCT       People's Bank (MHC)                 NASDAQ    Bridgeport        CT        106       07/06/88  BIF             Mutual HC
PBHC       Oswego City Savings Bk (MHC)        NASDAQ    Oswego            NY          5       11/16/95  BIF             Mutual HC
PBKB       People's Bancshares Inc.            NASDAQ    New Bedford       MA         14       10/30/86  BIF             Regular
PCBC       Perry County Financial Corp.        NASDAQ    Perryville        MO          1       02/13/95  SAIF            Regular
PCCI       Pacific Crest Capital               NASDAQ    Agoura Hills      CA          3             NA  BIF             Not Avail.
PDB        Piedmont Bancorp Inc.               AMSE      Hillsborough      NC          1       12/08/95  SAIF            Regular
PEEK       Peekskill Financial Corp.           NASDAQ    Peekskill         NY          3       12/29/95  SAIF            Regular
PERM       Permanent Bancorp Inc.              NASDAQ    Evansville        IN         12       04/04/94  SAIF            Regular
PERT       Perpetual Bank (MHC)                NASDAQ    Anderson          SC          6       10/26/93  SAIF            Mutual HC
PETE       Primary Bank                        NASDAQ    Peterborough      NH          9       10/14/93  BIF             Regular
PFDC       Peoples Bancorp                     NASDAQ    Auburn            IN          6       07/07/87  SAIF            Regular
PFED       Park Bancorp Inc.                   NASDAQ    Chicago           IL          3       08/12/96  SAIF            Regular
PFFB       PFF Bancorp Inc.                    NASDAQ    Pomona            CA         23       03/29/96  SAIF            Regular
PFFC       Peoples Financial Corp.             NASDAQ    Massillon         OH          2       09/13/96  SAIF            Regular
PFNC       Progress Financial Corp.            NASDAQ    Blue Bell         PA         10       07/18/83  SAIF            Regular
PFSB       PennFed Financial Services Inc      NASDAQ    West Orange       NJ         17       07/15/94  SAIF            Regular
PFSL       Pocahontas FS&LA (MHC)              NASDAQ    Pocahontas        AR          6       04/05/94  SAIF            Mutual HC
PHBK       Peoples Heritage Finl Group         NASDAQ    Portland          ME        135       12/04/86  BIF             Regular
PHFC       Pittsburgh Home Financial Corp      NASDAQ    Pittsburgh        PA          7       04/01/96  SAIF            Regular
PHSB       Peoples Home Savings Bk (MHC)       NASDAQ    Beaver Falls      PA          9       07/10/97  SAIF            Mutual HC
PKPS       Poughkeepsie Financial Corp.        NASDAQ    Poughkeepsie      NY         15       11/19/85  SAIF            Regular
PLSK       Pulaski Savings Bank (MHC)          NASDAQ    Springfield       NJ          6       04/03/97  SAIF            Mutual HC
PMFI       Perpetual Midwest Financial         NASDAQ    Cedar Rapids      IA          5       03/31/94  SAIF            Regular
PRBC       Prestige Bancorp Inc.               NASDAQ    Pleasant Hills    PA          3       06/27/96  SAIF            Regular
PROV       Provident Financial Holdings        NASDAQ    Riverside         CA          9       06/28/96  SAIF            Regular
PSBK       Progressive Bank Inc.               NASDAQ    Fishkill          NY         17       08/01/84  BIF             Regular


                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
MERI       Meritrust Federal SB                          228,485       58.88        53.16       90.29           0.00
METF       Metropolitan Financial Corp.                  821,280      104.49        84.55       80.92          12.79
MFBC       MFB Corp.                                     248,241      111.63        75.33       67.48          17.69
MFCX       Marshalltown Financial Corp.                  127,528       59.70        49.81       83.44           0.00
MFFC       Milton Federal Financial Corp.                199,886       87.20        60.50       69.38          16.82
MFLR       Mayflower Co-operative Bank                   125,671       73.08        58.45       79.98           9.55
MFSL       Maryland Federal Bancorp                    1,157,445      125.32        87.42       69.75          19.74
MGNL       Magna Bancorp Inc.                          1,353,242      102.53        69.35       67.64          19.10
MIFC       Mid-Iowa Financial Corp.                      125,541       81.26        52.80       64.98          24.29
MIVI       Mississippi View Holding Co.                   69,775       81.70        64.81       79.33           0.00
MLBC       ML Bancorp Inc.                             2,071,285      100.16        43.70       43.63          45.88
MONT       Montgomery Financial Corp.                     93,627      115.47        89.62       77.61          11.14
MRKF       Market Financial Corp.                         56,578       72.14        45.80       63.48           0.00
MSBF       MSB Financial Inc.                             74,698      165.90        92.63       55.83          25.94
MSBK       Mutual Savings Bank FSB                       673,398       71.78        43.14       60.10          31.92
MWBI       Midwest Bancshares Inc.                       146,542       82.34        60          72.87          19.45
MWBX       MetroWest Bank                                566,517       93.51        77.48       82.86           8.79
MWFD       Midwest Federal Financial                     207,050       96.58        74.49       77.13          12.99
NASB       North American Savings Bank                   736,585      125.19        86.56       69.14          22.12
NBN        Northeast Bancorp                             247,525      128.03        80.00       62.49          29.03
NBSI       North Bancshares Inc.                         119,586      108.41        64.94       59.90          23.25
NEIB       Northeast Indiana Bancorp                     176,309      178.79        88.96       49.76          34.60
NHTB       New Hampshire Thrift Bncshrs                  315,280       98.89        82.76       83.69           7.93
NMSB       NewMil Bancorp Inc.                           323,061       62.31        53.11       85.24           4.02
NSLB       NS&L Bancorp Inc.                              59,711       75.61        55.74       73.72           5.02
NSSB       Norwich Financial Corp.                       712,699       80.92        68.81       85.04           2.51
NSSY       Norwalk Savings Society                       663,668      104.64        67.81       64.81          26.37
NTMG       Nutmeg Federal S&LA                           102,438      106.37        88.13       82.85           5.24
NWEQ       Northwest Equity Corp.                         96,891      124.23        81.05       65.24          22.59
NWSB       Northwest Savings Bank (MHC)                2,091,363       94.47        74.12       78.46          10.68
NYB        New York Bancorp Inc.                       3,283,653      119.70        61.64       51.50          41.03
OCFC       Ocean Financial Corp.                       1,448,122       76.21        50.56       66.35          16.76
OCN        Ocwen Financial Corp.                       2,786,879       84.47        66.64       78.89          10.30
OFCP       Ottawa Financial Corp.                        861,334      115.53        85.33       73.86          16.13
OHSL       OHSL Financial Corp.                          230,035       95.77        72.64       75.85          12.52
PALM       Palfed Inc.                                   664,863       97.56        82.50       84.56           6.41
PAMM       PacificAmerica Money Center                   136,110       97.01        62.09       64.01           2.41
PBCI       Pamrapo Bancorp Inc.                          370,987       68.48        55.81       81.50           3.94
PBCT       People's Bank (MHC)                         7,870,000       95.87        68.11       71.05          19.07
PBHC       Oswego City Savings Bk (MHC)                  190,899       70.88        58.89       83.09           4.46
PBKB       People's Bancshares Inc.                      585,678       82.58        47.31       57.30          33.62
PCBC       Perry County Financial Corp.                   81,105       21.97        16.44       74.83           5.55
PCCI       Pacific Crest Capital                         371,126       74.46        61.18       82.17           9.94
PDB        Piedmont Bancorp Inc.                         122,761      118.98        82.25       69.13          13.44
PEEK       Peekskill Financial Corp.                     182,560       34.84        25.27       72.53           0.00
PERM       Permanent Bancorp Inc.                        433,239       76.32        49.98       65.49          24.40
PERT       Perpetual Bank (MHC)                          256,211       90.61        68.28       75.36          10.93
PETE       Primary Bank                                  431,683       79.63        57.47       72.18          20.35
PFDC       Peoples Bancorp                               287,564       95.85        79.92       83.38           0.99
PFED       Park Bancorp Inc.                             175,569       53.49        39.00       72.92           3.42
PFFB       PFF Bancorp Inc.                            2,631,413      109.87        71.97       65.51          22.99
PFFC       Peoples Financial Corp.                        86,486       84.64        60.45       71.43           0.00
PFNC       Progress Financial Corp.                      418,658       97.20        70.10       72.11          19.00
PFSB       PennFed Financial Services Inc              1,321,751      101.73        70.67       69.47          21.81
PFSL       Pocahontas FS&LA (MHC)                        378,700      109.61        40.83       37.25          55.33
PHBK       Peoples Heritage Finl Group                 5,591,180       92.37        69.61       75.37          14.10
PHFC       Pittsburgh Home Financial Corp                256,265      124.69        67.52       54.15          32.86
PHSB       Peoples Home Savings Bk (MHC)                 214,759       55.61        46.83       84.21           0.98
PKPS       Poughkeepsie Financial Corp.                  880,196      109.12        74.37       68.15          22.03
PLSK       Pulaski Savings Bank (MHC)                    177,348       67.66        57.02       84.27           3.23
PMFI       Perpetual Midwest Financial                   397,229      103.02        79.14       76.82          13.14
PRBC       Prestige Bancorp Inc.                         135,721      102.58        67.19       65.50          22.31
PROV       Provident Financial Holdings                  615,500      106.98        88.43       82.66           1.11
PSBK       Progressive Bank Inc.                         878,823       74.79        67.90       90.79           0.00

                                                                    Page 6 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
PSFC       Peoples-Sidney Financial Corp.      NASDAQ    Sidney            OH          1       04/28/97  SAIF            Regular
PSFI       PS Financial Inc.                   NASDAQ    Chicago           IL          1       11/27/96  SAIF            Regular
PTRS       Potters Financial Corp.             NASDAQ    East Liverpool    OH          4       12/31/93  SAIF            Regular
PULB       Pulaski Bank, Svgs Bank (MHC)       NASDAQ    St. Louis         MO          5       05/11/94  SAIF            Mutual HC
PULS       Pulse Bancorp                       NASDAQ    South River       NJ          4       09/18/86  SAIF            Regular
PVFC       PVF Capital Corp.                   NASDAQ    Bedford Heights   OH          9       12/30/92  SAIF            Supervisory
PVSA       Parkvale Financial Corporation      NASDAQ    Monroeville       PA         29       07/16/87  SAIF            Regular
PWBC       PennFirst Bancorp Inc.              NASDAQ    Ellwood City      PA         11       06/13/90  SAIF            Regular
PWBK       Pennwood Bancorp Inc.               NASDAQ    Pittsburgh        PA          3       07/15/96  SAIF            Regular
QCBC       Quaker City Bancorp Inc.            NASDAQ    Whittier          CA          8       12/30/93  SAIF            Regular
QCFB       QCF Bancorp Inc.                    NASDAQ    Virginia          MN          2       04/03/95  SAIF            Regular
QCSB       Queens County Bancorp Inc.          NASDAQ    Flushing          NY         10       11/23/93  BIF             Regular
RARB       Raritan Bancorp Inc.                NASDAQ    Raritan           NJ          6       03/01/87  BIF             Regular
RCSB       RCSB Financial Inc.                 NASDAQ    Rochester         NY         38       04/29/86  BIF             Regular
REDF       RedFed Bancorp Inc.                 NASDAQ    Redlands          CA         14       04/08/94  SAIF            Regular
RELI       Reliance Bancshares Inc.            NASDAQ    Milwaukee         WI          1       04/19/96  SAIF            Regular
RELY       Reliance Bancorp Inc.               NASDAQ    Garden City       NY         28       03/31/94  SAIF            Regular
RIVR       River Valley Bancorp                NASDAQ    Madison           IN          6       12/20/96  SAIF            Regular
ROSE       TR Financial Corp.                  NASDAQ    Garden City       NY         15       06/29/93  BIF             Regular
RSLN       Roslyn Bancorp Inc.                 NASDAQ    Roslyn            NY          8       01/13/97  BIF             Regular
RVSB       Riverview Savings Bank (MHC)        NASDAQ    Camas             WA          9       10/26/93  SAIF            Mutual HC
SBFL       SB of the Finger Lakes (MHC)        NASDAQ    Geneva            NY          4       11/11/94  SAIF            Mutual HC
SBOS       Boston Bancorp (The)                NASDAQ    South Boston      MA          7       11/09/83  BIF             Regular
SCBS       Southern Community Bancshares       NASDAQ    Cullman           AL          1       12/23/96  SAIF            Regular
SCCB       S. Carolina Community Bancshrs      NASDAQ    Winnsboro         SC          3       07/07/94  SAIF            Regular
SECP       Security Capital Corp.              NASDAQ    Milwaukee         WI         42       01/03/94  SAIF            Regular
SFED       SFS Bancorp Inc.                    NASDAQ    Schenectady       NY          4       06/30/95  SAIF            Regular
SFFC       StateFed Financial Corporation      NASDAQ    Des Moines        IA          2       01/05/94  SAIF            Regular
SFIN       Statewide Financial Corp.           NASDAQ    Jersey City       NJ         16       10/02/95  SAIF            Regular
SFNB       Security First Network Bank         NASDAQ    Atlanta           GA          1             NA  SAIF            Not Avail.
SFSB       SuburbFed Financial Corp.           NASDAQ    Flossmoor         IL         12       03/04/92  SAIF            Regular
SFSL       Security First Corp.                NASDAQ    Mayfield Heights  OH         14       01/22/88  SAIF            Regular
SGVB       SGV Bancorp Inc.                    NASDAQ    West Covina       CA          8       06/29/95  SAIF            Regular
SHEN       First Shenango Bancorp Inc.         NASDAQ    New Castle        PA          4       04/06/93  SAIF            Regular
SISB       SIS Bancorp Inc.                    NASDAQ    Springfield       MA         24       02/08/95  BIF             Regular
SKAN       Skaneateles Bancorp Inc.            NASDAQ    Skaneateles       NY          8       06/02/86  BIF             Regular
SKBO       First Carnegie Deposit (MHC)        NASDAQ    Carnegie          PA          3       04/04/97  SAIF            Mutual HC
SMBC       Southern Missouri Bancorp Inc.      NASDAQ    Poplar Bluff      MO          8       04/13/94  SAIF            Regular
SMFC       Sho-Me Financial Corp.              NASDAQ    Mt. Vernon        MO          8       07/01/94  SAIF            Regular
SOBI       Sobieski Bancorp Inc.               NASDAQ    South Bend        IN          3       03/31/95  SAIF            Regular
SOPN       First Savings Bancorp Inc.          NASDAQ    Southern Pines    NC          5       01/06/94  SAIF            Regular
SOSA       Somerset Savings Bank               NASDAQ    Somerville        MA          5       07/09/86  BIF             Regular
SPBC       St. Paul Bancorp Inc.               NASDAQ    Chicago           IL         52       05/18/87  SAIF            Regular
SRN        Southern Banc Company Inc.          AMSE      Gadsden           AL          4       10/05/95  SAIF            Regular
SSB        Scotland Bancorp Inc                AMSE      Laurinburg        NC          2       04/01/96  SAIF            Regular
SSFC       South Street Financial Corp.        NASDAQ    Albemarle         NC          2       10/03/96  SAIF            Regular
SSM        Stone Street Bancorp Inc.           AMSE      Mocksville        NC          2       04/01/96  SAIF            Regular
STFR       St. Francis Capital Corp.           NASDAQ    Milwaukee         WI         23       06/21/93  SAIF            Regular
STND       Standard Financial Inc.             NASDAQ    Chicago           IL         14       08/01/94  SAIF            Regular
STSA       Sterling Financial Corp.            NASDAQ    Spokane           WA         41             NA  SAIF            Not Avail.
SVRN       Sovereign Bancorp Inc.              NASDAQ    Wyomissing        PA        149       08/12/86  SAIF            Regular
SWBI       Southwest Bancshares                NASDAQ    Hometown          IL          6       06/24/92  SAIF            Regular
SWCB       Sandwich Co-operative Bank          NASDAQ    Sandwich          MA         11       07/25/86  BIF             Regular
SZB        SouthFirst Bancshares Inc.          AMSE      Sylacauga         AL          2       02/14/95  SAIF            Regular
TBK        Tolland Bank                        AMSE      Tolland           CT          7       12/19/86  BIF             Regular
THR        Three Rivers Financial Corp.        AMSE      Three Rivers      MI          4       08/24/95  SAIF            Regular
THRD       TF Financial Corporation            NASDAQ    Newtown           PA         14       07/13/94  SAIF            Regular
TPNZ       Tappan Zee Financial Inc.           NASDAQ    Tarrytown         NY          1       10/05/95  SAIF            Regular
TRIC       Tri-County Bancorp Inc.             NASDAQ    Torrington        WY          2       09/30/93  SAIF            Regular
TSBS       Peoples Bancorp Inc. (MHC)          NASDAQ    Lawrenceville     NJ         14       08/03/95  BIF             Mutual HC
TSH        Teche Holding Co.                   AMSE      Franklin          LA          9       04/19/95  SAIF            Regular
TWIN       Twin City Bancorp                   NASDAQ    Bristol           TN          3       01/04/95  SAIF            Regular
UBMT       United Financial Corp.              NASDAQ    Great Falls       MT          4       09/23/86  SAIF            Regular
UFRM       United Federal Savings Bank         NASDAQ    Rocky Mount       NC         13       07/01/80  SAIF            Regular


                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
PSFC       Peoples-Sidney Financial Corp.                 93,734      106.43        92.40       86.82           2.67
PSFI       PS Financial Inc.                              82,662       87.09        44.28       50.84           5.44
PTRS       Potters Financial Corp.                       121,189       76.51        62.76       82.03           8.11
PULB       Pulaski Bank, Svgs Bank (MHC)                 180,232       95.56        79.58       83.28           1.22
PULS       Pulse Bancorp                                 520,203       29.55        23.46       79.39          11.71
PVFC       PVF Capital Corp.                             356,251      121.66        93.42       76.79          14.41
PVSA       Parkvale Financial Corporation                991,239       82.29        73.15       88.90           2.04
PWBC       PennFirst Bancorp Inc.                        816,954       84.41        40.41       47.87          42.90
PWBK       Pennwood Bancorp Inc.                          49,981       76.11        54.54       71.67           8.93
QCBC       Quaker City Bancorp Inc.                      801,402      118.11        81.53       69.03          19.68
QCFB       QCF Bancorp Inc.                              149,637       56.99        39.97       70.13          10.59
QCSB       Queens County Bancorp Inc.                  1,466,906      124.22        87.32       70.29          14.79
RARB       Raritan Bancorp Inc.                          379,428       76.04        66.90       87.98           2.68
RCSB       RCSB Financial Inc.                         4,104,367       94.89        54.16       57.08          29.87
REDF       RedFed Bancorp Inc.                           912,237       98.43        86.80       88.19           1.58
RELI       Reliance Bancshares Inc.                       47,009      158.84        59.45       37.43          12.76
RELY       Reliance Bancorp Inc.                       1,976,764       63.68        46.26       72.65          17.80
RIVR       River Valley Bancorp                          140,442       98.29        81.20       82.61           3.56
ROSE       TR Financial Corp.                          3,551,783       78.18        52.76       67.49          24.21
RSLN       Roslyn Bancorp Inc.                         3,159,301       38.81        21.76       56.06          21.91
RVSB       Riverview Savings Bank (MHC)                  229,652       92.04        67.58       73.43          14.28
SBFL       SB of the Finger Lakes (MHC)                  216,700       57.15        46          80.49           8.82
SBOS       Boston Bancorp (The)                        1,715,070       24.42        19.25       78.85           7.61
SCBS       Southern Community Bancshares                  70,370       75.43        58.98       78.19           0.00
SCCB       S. Carolina Community Bancshrs                 46,412      105.88        77.65       73.34           0.00
SECP       Security Capital Corp.                      3,673,401      119.86        76.78       64.06          16.89
SFED       SFS Bancorp Inc.                              172,849       84.38        72.25       85.62           0.00
SFFC       StateFed Financial Corporation                 85,679       NA           NA          58.76          22.18
SFIN       Statewide Financial Corp.                     673,214       73.72        49.11       66.62          22.86
SFNB       Security First Network Bank                    78,653       18.26        10.24       56.08           1.38
SFSB       SuburbFed Financial Corp.                     426,705       85.29        63.56       74.51          17.49
SFSL       Security First Corp.                          653,226      126.63        90.14       71.18          18.39
SGVB       SGV Bancorp Inc.                              409,340       99.22        69.89       70.44          21.34
SHEN       First Shenango Bancorp Inc.                   411,417       97.46        63.55       65.20          22.62
SISB       SIS Bancorp Inc.                            1,434,545       65.22        46.17       70.78          19.54
SKAN       Skaneateles Bancorp Inc.                      247,697      101.38        85.28       84.12           7.37
SKBO       First Carnegie Deposit (MHC)                  147,122       80.07        42.40       52.96          28.84
SMBC       Southern Missouri Bancorp Inc.                165,688       85.32        64.02       75.03           8.17
SMFC       Sho-Me Financial Corp.                        328,803      144.87        88.02       60.76          29.30
SOBI       Sobieski Bancorp Inc.                          81,754      103.28        75.02       72.64          11.62
SOPN       First Savings Bancorp Inc.                    294,217       94.38        65.54       69.44           6.80
SOSA       Somerset Savings Bank                         514,502       87.17        76.58       87.85           4.95
SPBC       St. Paul Bancorp Inc.                       4,611,394       95.74        68.41       71.46          18.41
SRN        Southern Banc Company Inc.                    104,978       NA           NA          82.46           0.00
SSB        Scotland Bancorp Inc                           69,479      113.46        69.32       61.10           0.00
SSFC       South Street Financial Corp.                  241,744       77.97        45.88       58.84          14.48
SSM        Stone Street Bancorp Inc.                     106,115      129.54        81.51       62.93           0.00
STFR       St. Francis Capital Corp.                   1,645,539       68.28        43.76       64.09          26.85
STND       Standard Financial Inc.                     2,574,675       86.04        61.32       71.27          16.86
STSA       Sterling Financial Corp.                    1,686,395      103.44        59.12       57.16          35.72
SVRN       Sovereign Bancorp Inc.                     10,898,572      116.84        62.79       53.74          39.87
SWBI       Southwest Bancshares                          378,325       98.35        72.36       73.57          13.44
SWCB       Sandwich Co-operative Bank                    501,894       87.47        70.02       80.05          11.07
SZB        SouthFirst Bancshares Inc.                     97,283      114.80        73.80       64.29          19.01
TBK        Tolland Bank                                  238,227       68.88        61.76       89.66           3.11
THR        Three Rivers Financial Corp.                   91,165      101.03        66.49       65.81          19.02
THRD       TF Financial Corporation                      640,746       68.97        49.61       71.92          15.35
TPNZ       Tappan Zee Financial Inc.                     124,150       56.31        45.75       81.25           0.00
TRIC       Tri-County Bancorp Inc.                        89,457       79.63        41.70       52.36          31.40
TSBS       Peoples Bancorp Inc. (MHC)                    631,000       79.26        61.28       77.31           4.75
TSH        Teche Holding Co.                             406,253      123.89        84.95       68.56          17.35
TWIN       Twin City Bancorp                             107,345       85.05        71.61       84.20           0.93
UBMT       United Financial Corp.                        105,600       46.46        32.59       70.13           5.63
UFRM       United Federal Savings Bank                   275,530       90.13        80.07       88.84           0.00

                                                                    Page 7 of 32
               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CORPORATE
                                               -------------------------------------------------------------------------------------
                                                                                                             DEPOSIT
                                                                                  NUMBER                    INSURANCE
                                                                                   OF                        AGENCY       CONVERSION
  TICKER               SHORT NAME              EXCHANGE        CITY      STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------     -------------------------------------------------------------------------------------
USAB       USABancshares, Inc.                 NASDAQ    Philadelphia      PA          1             NA  BIF             Not Avail.
VABF       Virginia Beach Fed. Financial       NASDAQ    Virginia Beach    VA         14       11/01/80  SAIF            Not Avail.
VFFC       Virginia First Financial Corp.      NASDAQ    Petersburg        VA         24       01/01/78  SAIF            Not Avail.
WAMU       Washington Mutual Inc.              NASDAQ    Seattle           WA        523       03/11/83  BIF             Regular
WAYN       Wayne Savings & Loan Co. (MHC)      NASDAQ    Wooster           OH          6       06/25/93  SAIF            Mutual HC
WBST       Webster Financial Corp.             NASDAQ    Waterbury         CT         83       12/12/86  SAIF            Regular
WCBI       Westco Bancorp                      NASDAQ    Westchester       IL          1       06/26/92  SAIF            Regular
WCFB       Webster City Federal SB (MHC)       NASDAQ    Webster City      IA          1       08/15/94  SAIF            Mutual HC
WEFC       Wells Financial Corp.               NASDAQ    Wells             MN          7       04/11/95  SAIF            Regular
WEHO       Westwood Homestead Fin. Corp.       NASDAQ    Cincinnati        OH          2       09/30/96  SAIF            Regular
WES        Westcorp                            NYSE      Irvine            CA         26       05/01/86  SAIF            Not Avail.
WFI        Winton Financial Corp.              AMSE      Cincinnati        OH          5       08/04/88  SAIF            Regular
WFSG       Wilshire Financial Services         NASDAQ    Portland          OR          2       12/19/96  SAIF            Not Avail.
WFSL       Washington Federal Inc.             NASDAQ    Seattle           WA        104       11/17/82  SAIF            Regular
WHGB       WHG Bancshares Corp.                NASDAQ    Lutherville       MD          5       04/01/96  SAIF            Regular
WOFC       Western Ohio Financial Corp.        NASDAQ    Springfield       OH         10       07/29/94  SAIF            Regular
WRNB       Warren Bancorp Inc.                 NASDAQ    Peabody           MA          6       07/09/86  BIF             Regular
WSB        Washington Savings Bank, FSB        AMSE      Waldorf           MD          4             NA  SAIF            Not Avail.
WSFS       WSFS Financial Corporation          NASDAQ    Wilmington        DE         16       11/26/86  BIF             Regular
WSTR       WesterFed Financial Corp.           NASDAQ    Missoula          MT         35       01/10/94  SAIF            Regular
WVFC       WVS Financial Corp.                 NASDAQ    Pittsburgh        PA          5       11/29/93  SAIF            Regular
WWFC       Westwood Financial Corporation      NASDAQ    Westwood          NJ          2       06/07/96  SAIF            Not Avail.
WYNE       Wayne Bancorp Inc.                  NASDAQ    Wayne             NJ          5       06/27/96  SAIF            Regular
YFCB       Yonkers Financial Corporation       NASDAQ    Yonkers           NY          4       04/18/96  SAIF            Regular
YFED       York Financial Corp.                NASDAQ    York              PA         22       02/01/84  SAIF            Regular
                                               -------------------------------------------------------------------------------------
           Average                                                                                                               409


                                                             KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                    ------------------------------------------------------------------

                                                       TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                       ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER               SHORT NAME                      ($000)         (%)            (%)         (%)           (%)
------------------------------------------          ------------------------------------------------------------------
USAB       USABancshares, Inc.                            48,303       54.38        43.42       79.84           8.71
VABF       Virginia Beach Fed. Financial                 617,818      123.17        77.10       62.60          30.03
VFFC       Virginia First Financial Corp.                817,313      124.32        90.53       72.81          18.01
WAMU       Washington Mutual Inc.                     48,763,153      136.35        67.06       49.18          44.51
WAYN       Wayne Savings & Loan Co. (MHC)                254,230       98.46        82.42       83.71           6.30
WBST       Webster Financial Corp.                     5,943,766       89.74        60.49       67.41          26.02
WCBI       Westco Bancorp                                311,613       91.35        75.08       82.19           0.00
WCFB       Webster City Federal SB (MHC)                  94,699       76.73        57.85       75.40           0.29
WEFC       Wells Financial Corp.                         202,035      128.62        91.48       71.13          13.86
WEHO       Westwood Homestead Fin. Corp.                 134,655      124.70        76.43       61.29           9.10
WES        Westcorp                                    3,678,193       93.99        51.03       54.29          21.81
WFI        Winton Financial Corp.                        317,392      117.25        86.50       73.77          18.24
WFSG       Wilshire Financial Services                 1,196,092      192.59        71.71       37.23          55.82
WFSL       Washington Federal Inc.                     5,760,385      146.15        72.81       49.82          36.31
WHGB       WHG Bancshares Corp.                          100,235      108.52        79.50       73.26           3.99
WOFC       Western Ohio Financial Corp.                  396,492      127.93        77.47       60.55          25.32
WRNB       Warren Bancorp Inc.                           358,021       72.30        63.47       87.79           0.93
WSB        Washington Savings Bank, FSB                  258,330       58.07        50.63       87.18           3.87
WSFS       WSFS Financial Corporation                  1,508,540      123.84        62.02       50.08          43.15
WSTR       WesterFed Financial Corp.                     955,639      100.64        66.44       66.02          20.85
WVFC       WVS Financial Corp.                           294,693       93.72        54.34       57.99          28.72
WWFC       Westwood Financial Corporation                111,394       45.55        37.15       81.56           8.98
WYNE       Wayne Bancorp Inc.                            261,027       93.13        65.99       70.86          15.25
YFCB       Yonkers Financial Corporation                 288,089       51.38        36.41       70.87          13.84
YFED       York Financial Corp.                        1,162,393      101.61        86.82       85.44           3.98
                                                    -----------------------------------------------------------------
           Average                                     1,392,682       95.58        66.95       71.35          14.70

               EXHIBIT 5
   SELECTED DATA ON ALL PUBLIC THRIFTS

                                                        CORPORATE
                                            ----------------------------------------------------------------------------------------
                                                                                                            DEPOSIT
                                                                                NUMBER                     INSURANCE
                                                                                  OF                        AGENCY       CONVERSION
  TICKER             SHORT NAME             EXCHANGE      CITY          STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------  ----------------------------------------------------------------------------------------
        COMPARABLE THRIFT DATA


                                                        CORPORATE
                                            ----------------------------------------------------------------------------------------
                                                                                                            DEPOSIT
                                                                                NUMBER                     INSURANCE
                                                                                  OF                        AGENCY       CONVERSION
  TICKER             SHORT NAME             EXCHANGE      CITY          STATE   OFFICES     IPO DATE      (BIF/SAIF)        TYPE
------------------------------------------  ----------------------------------------------------------------------------------------
CATB       Catskill Financial Corp.         NASDAQ    Catskill          NY           4      04/18/96BIF                  Regular
CEBK       Central Co-operative Bank        NASDAQ    Somerville        MA           8      10/24/86BIF                  Regular
FBER       1st Bergen Bancorp               NASDAQ    Wood-Ridge        NJ           4      04/01/96SAIF                 Regular
FIBC       Financial Bancorp Inc.           NASDAQ    Long Island City  NY           5      08/17/94SAIF                 Regular
FKFS       First Keystone Financial         NASDAQ    Media             PA           5      01/26/95SAIF                 Regular
FSBI       Fidelity Bancorp Inc.            NASDAQ    Pittsburgh        PA           8      06/24/88SAIF                 Regular
LFBI       Little Falls Bancorp Inc.        NASDAQ    Little Falls      NJ           6      01/05/96SAIF                 Regular
LSBX       Lawrence Savings Bank            NASDAQ    North Andover     MA           5      05/02/86BIF                  Regular
PBCI       Pamrapo Bancorp Inc.             NASDAQ    Bayonne           NJ           8      11/14/89SAIF                 Regular
PHFC       Pittsburgh Home Financial Corp   NASDAQ    Pittsburgh        PA           7      04/01/96SAIF                 Regular
WVFC       WVS Financial Corp.              NASDAQ    Pittsburgh        PA           5      11/29/93SAIF                 Regular
                                            --------------------------  ------------------------------------------------------------
           Average                                                                                                                11
           Maximum
           Minimum

                                                              KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                     ------------------------------------------------------------------

                                                        TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                        ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER             SHORT NAME                         ($000)         (%)            (%)         (%)           (%)
------------------------------------------           ------------------------------------------------------------------
        COMPARABLE THRIFT DATA


                                                              KEY FINANCIAL DATA AS OF THE MOST RECENT QUARTER
                                                     ------------------------------------------------------------------

                                                        TOTAL        LOANS/         LOANS/      DEPOSITS/   BORROWINGS/
                                                        ASSETS       DEPOSITS       ASSETS       ASSETS       ASSETS
  TICKER             SHORT NAME                         ($000)         (%)            (%)         (%)           (%)
------------------------------------------           ------------------------------------------------------------------
CATB       Catskill Financial Corp.                     284,238        62.94         44.12        70.10         3.31
CEBK       Central Co-operative Bank                    344,420        88.08         68.13        77.36        11.90
FBER       1st Bergen Bancorp                           284,765        57.50         43.27        75.25         9.60
FIBC       Financial Bancorp Inc.                       282,485        73.84         54.73        74.12        15.21
FKFS       First Keystone Financial                     320,797        82.17         58.59        71.31        19.42
FSBI       Fidelity Bancorp Inc.                        363,302        74.48         48.92        65.69        26.26
LFBI       Little Falls Bancorp Inc.                    299,989        57.38         43.07        75.05        11.17
LSBX       Lawrence Savings Bank                        366,318        63.97         43.58        68.12        22.11
PBCI       Pamrapo Bancorp Inc.                         370,987        68.48         55.81        81.50         3.94
PHFC       Pittsburgh Home Financial Corp               256,265       124.69         67.52        54.15        32.86
WVFC       WVS Financial Corp.                          294,693        93.72         54.34        57.99        28.72
                                                        ---------------------------------------------------------------
           Average                                      315,296        77.02         52.92        70.06        16.77
           Maximum                                      370,987       124.69         68.13        81.50        32.86
           Minimum                                      256,265        57.38         43.07        54.15         3.31

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
%CAL     California Federal Bank, a FSB      7.38       5.23          30.65          5.63         8.67         11.72
%CCMD    Chevy Chase Bank, FSB               5.60       5.02          10.86          6.48         7.19         13.21
AABC     Access Anytime Bancorp, Inc.        7.45       7.45           0.00          7.16         7.92         17.13
AADV     Advantage Bancorp Inc.              9.21       8.67           6.51          6.41         9.78         14.90
ABBK     Abington Bancorp Inc.               6.92       6.27           9.93          6.18         7.34         13.48
ABCL     Alliance Bancorp Inc.               8.91       8.81           1.26          7.77         9.30         15.15
ABCW     Anchor BanCorp Wisconsin            6.22       6.11           1.88          5.63         7.39         10.53
AFBC     Advance Financial Bancorp          15.45      15.45           0.00         15.44        15.78         26.03
AFCB     Affiliated Community Bancorp        9.78       9.73           0.58          9.98        10.53         19.18
AFED     AFSALA Bancorp Inc.                13.47      13.47           0.00         13.48        14.15         32.75
AFFFZ    America First Financial Fund        8.44       8.35           1.23          7.32         8.77         16.66
AHCI     Ambanc Holding Co.                 12.94      12.94           0.00         10.00        13.72         23.85
AHM      Ahmanson & Company (H.F.)           5.18       4.60          11.88          5.78         6.00          11.1
ALBC     Albion Banc Corp.                   8.73       8.73           0.00            NA         9.12            NA
ALBK     ALBANK Financial Corp.              9.20       8.14          12.60          7.23         9.92         12.80
AMFC     AMB Financial Corp.                14.96      14.96           0.00         12.50        15.36         24.40
ANA      Acadiana Bancshares Inc.           17.37      17.37           0.00         13.78        18.37         27.19
ANBK     American National Bancorp           8.97       8.97           0.00          8.26         9.72         17.37
ANDB     Andover Bancorp Inc.                8.06       8.06           0.00          8.2          9.06         15.01
ASBI     Ameriana Bancorp                   10.96      10.95           0.08         10.07        11.24         19.04
ASBP     ASB Financial Corp.                15.56      15.56           0.00         11.86        16.29         27.32
ASFC     Astoria Financial Corp.             7.83       6.66          16.01          5.69         8.02         15.98
ATSB     AmTrust Capital Corp.              10.17      10.07           1.07         10.20        10.83         16.58
AVND     Avondale Financial Corp.            9.12       9.12           0.00          8.90        12.18         16.27
BANC     BankAtlantic Bancorp Inc.           5.62       4.67          17.85          6.79         6.62         11.28
BDJI     First Federal Bancorporation       10.87      10.87           0.00          9.64        11.24         19.07
BFD      BostonFed Bancorp Inc.              8.79       8.52           3.31            NA         9.38            NA
BFFC     Big Foot Financial Corp.           16.98      16.98           0.00         12.27        17.13          35.4
BFSB     Bedford Bancshares Inc.            14.16      14.16           0.00         12.45        14.64         22.92
BKC      American Bank of Connecticut        8.29       7.98           4.01            NA         9.16            NA
BKCT     Bancorp Connecticut Inc.           10.25      10.25           0.00         10.19        11.45         16.29
BKUNA    BankUnited Financial Corp.          5.61       4.94          12.63          8.08         5.78         14.04
BNKU     Bank United Corp.                   5.09       4.97           2.46          7.65         5.43         14.07
BPLS     Bank Plus Corp.                     5.07       5.06           0.18          6.15         6.76         11.75
BSBC     Branford Savings Bank               9.28       9.28           0.00          9.29        11.29         17.56
BTHL     Bethel Bancorp                      8.48       7.36          14.28          7.38         9.63         13.39
BVCC     Bay View Capital Corp.              6.34       5.37          16.08          5.54         7.47         10.26
BWFC     Bank West Financial Corp.          14.51      14.51           0.00         12.20        14.66         23.37
BYFC     Broadway Financial Corp.           10.75      10.75           0.00          8.69        11.57         15.22
CAFI     Camco Financial Corp.               9.57       8.89           7.74          9.21         9.83         16.91
CAPS     Capital Savings Bancorp Inc.        8.80       8.80           0.00          7.89         9.10         16.60
CASB     Cascade Financial Corp.             6.13       6.13           0.00          6.19         6.92         10.79
CASH     First Midwest Financial Inc.       11.40      10.23          11.42          9.20        12.04         14.90
CATB     Catskill Financial Corp.           25.04      25.04           0.00         20.72        25.69         61.36
CBCI     Calumet Bancorp Inc.               15.50      15.50           0.00          9.24        16.69         15.52
CBES     CBES Bancorp Inc.                  18.39      18.39           0.00         13.54        18.80         17.70
CBK      Citizens First Financial Corp.     14.08      14.08           0.00         10.57        14.30         18.44
CBSA     Coastal Bancorp Inc.                3.33       2.78          16.87          5.49         3.56         11.74
CBSB     Charter Financial Inc.             14.47      13.02          11.52         11.65        15.06         21.47
CCFH     CCF Holding Company                11.69      11.69           0.00         10.22        12.28            NA
CEBK     Central Co-operative Bank           9.93       8.98          10.53            NA        10.75            NA
CENB     Century Bancorp Inc.               29.94      29.94           0.00         19.10        30.48         43.47
CENF     CENFED Financial Corp.              5.20       5.19           0.17          5.49         5.96         11.08
CFB      Commercial Federal Corp.            6.00       5.36          11.31          6.47         6.69         13.81
CFBC     Community First Banking Co.        15.40      15.22           1.37         10.30        15.92         17.00
CFCP     Coastal Financial Corp.             6.17       6.17           0.00          6.08         7.09         10.94
CFFC     Community Financial Corp.          13.71      13.71           0.00         11.61        14.29         17.48
CFNC     Carolina Fincorp Inc.              22.82      22.82           0.00            NA        23.18            NA
CFSB     CFSB Bancorp Inc.                   7.62       7.62           0.00          7.33         8.16         13.14
CFTP     Community Federal Bancorp          27.45      27.45           0.00         24.82        27.73         58.37
CFX      CFX Corp.                           7.44       6.99           6.45          7.49         8.30         13.29
CIBI     Community Investors Bancorp        12.04      12.04           0.00         11.29        12.56         22.07
CKFB     CKF Bancorp Inc.                   23.96      23.96           0.00         20.96        24.15         36.66
CLAS     Classic Bancshares Inc.            14.87      12.87          15.44         11.70        15.49         24.00

                                                   ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                           -----------------------------------------------------------

                                           NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                           LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME              (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------    -----------------------------------------------------------
%CAL     California Federal Bank, a FSB     1.60     120.38     1.31     17.82       1.93       98.69
%CCMD    Chevy Chase Bank, FSB              0.73     378.42     2.11     37.76       2.78       74.92
AABC     Access Anytime Bancorp, Inc.       3.04      30.20     1.60     21.49       0.92       29.31
AADV     Advantage Bancorp Inc.             0.35     293.23     0.44      4.83       1.01      128.03
ABBK     Abington Bancorp Inc.              0.29     241.34     0.17      2.50       0.69      211.97
ABCL     Alliance Bancorp Inc.              0.16     335.46     0.15      1.70       0.53      257.09
ABCW     Anchor BanCorp Wisconsin           0.67     219.76     0.92     14.85       1.48      126.05
AFBC     Advance Financial Bancorp          0.45      89.84     0.37      2.40       0.40       89.84
AFCB     Affiliated Community Bancorp       0.63     191.79     0.39      4.02       1.20      191.75
AFED     AFSALA Bancorp Inc.                0.95     150.77     0.45      3.32       1.43      150.77
AFFFZ    America First Financial Fund       0.51      94.78     0.40      4.79       0.49       81.55
AHCI     Ambanc Holding Co.                 0.93     151.19     0.58      4.47       1.40      124.04
AHM      Ahmanson & Company (H.F.)          2.28      54.74     1.90     36.74       1.25       42.9
ALBC     Albion Banc Corp.                  1.01      53.94     0.72      8.26       0.54       53.94
ALBK     ALBANK Financial Corp.             0.85     116.56     0.71      7.71       0.99       78.77
AMFC     AMB Financial Corp.                0.94      56.74     0.81      5.44       0.53       49.41
ANA      Acadiana Bancshares Inc.           0.69     194.73     0.52      3.01       1.35      190.96
ANBK     American National Bancorp          1.06     110.45     0.71      7.96       1.17      102.82
ANDB     Andover Bancorp Inc.               1.26     111.66     1.01     12.54       1.41       99.08
ASBI     Ameriana Bancorp                   0.48      80.09     0.40      3.61       0.38       71.19
ASBP     ASB Financial Corp.                1.32      82.74     0.88      5.67       1.09       71.62
ASFC     Astoria Financial Corp.            0.77      62.53     0.45      5.73       0.48       37.96
ATSB     AmTrust Capital Corp.              3.66      25.47     2.84     27.96       0.93       23.48
AVND     Avondale Financial Corp.           5.11     104.39     3.18     34.82       5.33       96.19
BANC     BankAtlantic Bancorp Inc.          0.97     142.52     0.87     15.43       1.39      102.98
BDJI     First Federal Bancorporation       0.02         NM     0.23      2.13       0.76      137.04
BFD      BostonFed Bancorp Inc.             0.53      139.5     0.52      5.87       0.74      114.29
BFFC     Big Foot Financial Corp.           0.00         NM     0.00      0.00       0.34      151.52
BFSB     Bedford Bancshares Inc.            0.00         NM     0.00      0.00       0.56       79.85
BKC      American Bank of Connecticut       2.56      56.83     1.81     21.83       1.45       48.13
BKCT     Bancorp Connecticut Inc.           1.60     124.01     1.19     11.63       1.98      100.82
BKUNA    BankUnited Financial Corp.         0.65      32.20     0.60     10.71       0.21       28.73
BNKU     Bank United Corp.                  0.65      71.59     0.66     12.91       0.46       51.25
BPLS     Bank Plus Corp.                    2.74      76.87     2.88     56.76       2.11       58.99
BSBC     Branford Savings Bank              2.11     144.53     1.42     15.30       3.06      141.26
BTHL     Bethel Bancorp                       NA         NA       NA        NA       1.48          NA
BVCC     Bay View Capital Corp.             0.66     227.01     0.79     12.46       1.51      137.32
BWFC     Bank West Financial Corp.          0.37       54.2     0.28      1.93       0.20       51.72
BYFC     Broadway Financial Corp.           1.05      96.54     2.06     19.20       1.01       39.74
CAFI     Camco Financial Corp.              0.38      83.57     0.34      3.56       0.32       54.74
CAPS     Capital Savings Bancorp Inc.       0.18     216.08     0.17      1.94       0.39       97.24
CASB     Cascade Financial Corp.            0.22     426.09     0.39      6.36       0.95      203.69
CASH     First Midwest Financial Inc.       1.19      78.15     0.85      7.46       0.93       75.48
CATB     Catskill Financial Corp.           0.76     195.59     0.47      1.86       1.48      140.85
CBCI     Calumet Bancorp Inc.               0.96     163.97     1.16      7.51       1.57      102.51
CBES     CBES Bancorp Inc.                  0.83      55.57     0.77      4.16       0.46       54.05
CBK      Citizens First Financial Corp.     0.24     108.66     0.39      2.79       0.26       37.65
CBSA     Coastal Bancorp Inc.               0.92      55.35     0.54     16.13       0.51       39.81
CBSB     Charter Financial Inc.             0.58     135.95     0.56      3.89       0.79      104.84
CCFH     CCF Holding Company                0.22     325.68     0.18      1.55       0.72      325.68
CEBK     Central Co-operative Bank          1.24      97.49     0.85      8.52       1.21       97.49
CENB     Century Bancorp Inc.               0.44     207.22     0.39      1.31       0.91      139.39
CENF     CENFED Financial Corp.             1.26      87.02     1.28     24.60       1.10       58.93
CFB      Commercial Federal Corp.           0.88     104.32     0.89     14.90       0.91       76.36
CFBC     Community First Banking Co.        1.42      58.68     2.02     13.12       0.83        26.1
CFCP     Coastal Financial Corp.            0.13     905.51     0.21      3.39       1.15      436.85
CFFC     Community Financial Corp.          0.41     157.01     0.39      2.82       0.65      148.67
CFNC     Carolina Fincorp Inc.              0.20     254.78     0.14      0.62       0.51      254.78
CFSB     CFSB Bancorp Inc.                  0.14     431.15     0.17      2.26       0.61      308.01
CFTP     Community Federal Bancorp          0.50      91.63     0.30      1.10       0.46       91.63
CFX      CFX Corp.                          0.59     207.53     0.72      9.66       1.23      120.07
CIBI     Community Investors Bancorp        0.66      95.08     0.63      5.21       0.63       83.42
CKFB     CKF Bancorp Inc.                   0.69      29.35     0.63      2.64       0.20       14.79
CLAS     Classic Bancshares Inc.            0.56     165.98     0.66      4.41       0.93       65.45

                                              PROFITABILITY AS OF THE MOST RECENT QUARTER
                                              -------------------------------------------

                                                    RETURN ON          RETURN ON
                                                    AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                         (%)                (%)
---------------------------------------       -------------------------------------------
%CAL     California Federal Bank, a FSB                  0.82              11.17
%CCMD    Chevy Chase Bank, FSB                           0.18               3.30
AABC     Access Anytime Bancorp, Inc.                    0.52               7.23
AADV     Advantage Bancorp Inc.                          1.10              12.06
ABBK     Abington Bancorp Inc.                           0.89              12.80
ABCL     Alliance Bancorp Inc.                           0.78               8.52
ABCW     Anchor BanCorp Wisconsin                        0.97              14.91
AFBC     Advance Financial Bancorp                       0.90               5.77
AFCB     Affiliated Community Bancorp                    1.10              11.26
AFED     AFSALA Bancorp Inc.                             0.79               5.83
AFFFZ    America First Financial Fund                    1.18              14.17
AHCI     Ambanc Holding Co.                              0.47               3.71
AHM      Ahmanson & Company (H.F.)                       0.96              19.32
ALBC     Albion Banc Corp.                               0.30               3.36
ALBK     ALBANK Financial Corp.                          1.07              11.59
AMFC     AMB Financial Corp.                             1.04               6.68
ANA      Acadiana Bancshares Inc.                        0.94               5.43
ANBK     American National Bancorp                       0.79               8.75
ANDB     Andover Bancorp Inc.                            1.03              12.91
ASBI     Ameriana Bancorp                                0.89               8.16
ASBP     ASB Financial Corp.                             1.06               6.80
ASFC     Astoria Financial Corp.                         0.79              10.30
ATSB     AmTrust Capital Corp.                           0.42               4.16
AVND     Avondale Financial Corp.                        1.44              16.65
BANC     BankAtlantic Bancorp Inc.                       1.00              17.51
BDJI     First Federal Bancorporation                    0.69               6.40
BFD      BostonFed Bancorp Inc.                          0.72               7.90
BFFC     Big Foot Financial Corp.                        0.70               4.13
BFSB     Bedford Bancshares Inc.                         1.22               8.52
BKC      American Bank of Connecticut                    1.28              15.60
BKCT     Bancorp Connecticut Inc.                        1.42              13.99
BKUNA    BankUnited Financial Corp.                      0.48               8.02
BNKU     Bank United Corp.                               0.62              11.98
BPLS     Bank Plus Corp.                                 0.39               7.91
BSBC     Branford Savings Bank                           1.18              12.54
BTHL     Bethel Bancorp                                  0.56               6.48
BVCC     Bay View Capital Corp.                          0.58               9.27
BWFC     Bank West Financial Corp.                       0.88               5.99
BYFC     Broadway Financial Corp.                        0.48               4.33
CAFI     Camco Financial Corp.                           1.21              12.55
CAPS     Capital Savings Bancorp Inc.                    0.97              11.16
CASB     Cascade Financial Corp.                         0.65              10.48
CASH     First Midwest Financial Inc.                    0.98               8.53
CATB     Catskill Financial Corp.                        1.36               5.28
CBCI     Calumet Bancorp Inc.                            1.67              10.81
CBES     CBES Bancorp Inc.                               1.10               5.90
CBK      Citizens First Financial Corp.                  0.65               4.55
CBSA     Coastal Bancorp Inc.                            0.39              11.51
CBSB     Charter Financial Inc.                          1.93              13.68
CCFH     CCF Holding Company                             0.07               0.63
CEBK     Central Co-operative Bank                       0.73               7.16
CENB     Century Bancorp Inc.                            1.80               9.12
CENF     CENFED Financial Corp.                          0.67              13.05
CFB      Commercial Federal Corp.                        0.98              16.45
CFBC     Community First Banking Co.                     0.62               5.37
CFCP     Coastal Financial Corp.                         1.23              20.03
CFFC     Community Financial Corp.                       1.15               8.36
CFNC     Carolina Fincorp Inc.                           1.24               5.33
CFSB     CFSB Bancorp Inc.                               1.33              17.42
CFTP     Community Federal Bancorp                       1.25               4.26
CFX      CFX Corp.                                       1.10              13.96
CIBI     Community Investors Bancorp                     0.96               8.28
CKFB     CKF Bancorp Inc.                                3.28              13.77
CLAS     Classic Bancshares Inc.                         0.72               4.89

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
CMRN     Cameron Financial Corp             21.69      21.69          0.00         17.11         22.51         25.59
CMSB     Commonwealth Bancorp Inc.           9.63       7.69         21.81          6.70         10.06         14.10
CMSV     Community Savings FA (MHC)         11.24      11.24          0.00         11.30         11.61         23.49
CNIT     CENIT Bancorp Inc.                  7.24       6.69          8.17            NA          7.76            NA
CNSB     CNS Bancorp Inc.                   24.94      24.94          0.00         19.70         25.33         41.27
CNY      Carver Bancorp Inc.                 8.35       8.04          4.06          7.10          8.93         16.18
COFI     Charter One Financial               6.71       6.31          6.37          5.36          7.16         10.59
CONE     Conestoga Bancorp, Inc.            16.18      16.18          0.00         12.17         16.22         27.71
COOP     Cooperative Bankshares Inc.         7.63       7.63          0.00          7.70          7.86         14.54
CRZY     Crazy Woman Creek Bancorp          25.82      25.82          0.00         19.64         26.35         48.12
CSA      Coast Savings Financial             4.92       4.86          1.27          5.33          5.84         11.07
CSBF     CSB Financial Group Inc.           25.04      23.99          5.53         25.34         25.36         54.92
CTZN     CitFed Bancorp Inc.                 6.37       5.77          9.93          5.88          6.95         13.22
CVAL     Chester Valley Bancorp Inc.         8.36       8.36          0.00          8.26          9.24         14.82
DCBI     Delphos Citizens Bancorp Inc.      28.40      28.40          0.00         20.40         28.50         42.40
DIBK     Dime Financial Corp.                7.96       7.72          3.22          8.13          9.37         20.58
DIME     Dime Community Bancorp Inc.        14.52      12.76         13.85          9.87         15.33         19.99
DME      Dime Bancorp Inc.                   5.27       5.04          4.64          5.66          5.78         12.03
DNFC     D & N Financial Corp.               5.58       5.52          1.06          5.12          6.26          9.45
DSL      Downey Financial Corp.              6.93       6.84          1.39          6.24          7.46         12.05
EBSI     Eagle Bancshares                    8.30       8.30          0.00          6.41          8.98         10.30
EFBC     Empire Federal Bancorp Inc.        37.36      37.36          0.00         23.94         37.55         66.91
EFBI     Enterprise Federal Bancorp         11.96      11.95          0.09         11.30         12.16         20.30
EGFC     Eagle Financial Corp.               6.87       5.44         21.92          7.69          7.36         17.83
EGLB     Eagle BancGroup Inc.               11.85      11.85          0.00          9.69         12.38         17.59
EIRE     Emerald Isle Bancorp Inc.           7.07       7.07          0.00          7.07          7.68         12.01
EMLD     Emerald Financial Corp.             7.58       7.47          1.58          7.25          7.84         12.29
EQSB     Equitable Federal Savings Bank      5.04       5.04          0.00          5.04          5.22         11.24
ESBK     Elmira Savings Bank (The)           6.30       6.05          4.10          6.04          6.94         10.12
ESX      Essex Bancorp Inc.                  8.16       8.07          1.23          8.13          9.28         14.48
ETFS     East Texas Financial Services      18.16      18.16          0.00         16.30         18.41         41.10
FAB      FirstFed America Bancorp Inc.      12.16      12.16          0.00         10.23         13.12         19.72
FBBC     First Bell Bancorp Inc.             9.82       9.82          0.00          9.49          9.92         21.86
FBCI     Fidelity Bancorp Inc.              10.39      10.37          0.23          8.60         10.56         18.30
FBCV     1ST Bancorp                         8.26       8.10          2.04          8.29          8.68         15.98
FBER     1st Bergen Bancorp                 14.19      14.19          0.00         10.30         15.27         29.40
FBHC     Fort Bend Holding Corp.             6.03       5.64          6.85          6.59          6.56         13.88
FBNW     FirstBank Corp.                     7.32       7.32          0.00          7.31          7.96         13.39
FBSI     First Bancshares Inc.              13.54      13.53          0.14            NA         13.84            NA
FCB      Falmouth Co-Operative Bank         23.88      23.88          0.00         24.16         24.41         44.13
FCBF     FCB Financial Corp.                14.55      14.55          0.00         12.31         15.18         19.80
FCME     First Coastal Corp.                 9.23       9.23          0.00          9.16         10.95         16.33
FDEF     First Defiance Financial           21.32      21.32          0.00          14.2         21.76         23.00
FED      FirstFed Financial Corp.            4.83       4.78          1.12          5.93          6.70         11.68
FESX     First Essex Bancorp Inc.            6.97       6.11         13.13          6.11          7.80         11.70
FFBA     First Colorado Bancorp Inc.        12.92      12.77          1.35         11.59         13.20         22.14
FFBH     First Federal Bancshares of AR     14.97      14.97          0.00         11.99         15.20         23.10
FFBI     First Financial Bancorp Inc.        8.65       8.65          0.00          8.16          9.24         15.52
FFBS     FFBS BanCorp Inc.                  19.23      19.23          0.00         16.20         19.67         29.90
FFBZ     First Federal Bancorp Inc.          7.55       7.54          0.11          6.74          8.41         11.44
FFCH     First Financial Holdings Inc.       6.11       6.11          0.00          6.54          6.81         10.89
FFDB     FirstFed Bancorp Inc.               9.42       8.65          8.84          8.67          9.83         15.60
FFDF     FFD Financial Corp.                24.74      24.74          0.00         15.80         24.91         34.10
FFED     Fidelity Federal Bancorp            5.14       5.14          0.00          6.63          5.85         10.89
FFES     First Federal of East Hartford      6.43       6.43          0.00          6.66          6.69         22.00
FFFC     FFVA Financial Corp.               13.18      12.94          2.10         10.16         13.76         20.69
FFFD     North Central Bancshares Inc.      22.67      22.67          0.00         17.15         23.65         32.31
FFFG     F.F.O. Financial Group Inc.         6.73       6.73          0.00          6.20          8.45         12.60
FFFL     Fidelity Bankshares Inc. (MHC)      8.37       8.32          0.72          8.10          8.58         16.30
FFHC     First Financial Corp.               7.13       6.95          2.60          6.58          7.51         14.19
FFHH     FSF Financial Corp.                11.35      11.35          0.00         10.30         11.57         20.10
FFHS     First Franklin Corporation          9.02       8.97          0.63          6.58          9.44         14.37
FFIC     Flushing Financial Corp.           15.47      15.47          0.00         11.74         16.11         26.57
FFKY     First Federal Financial Corp.      13.70      13.01          5.85         12.14         14.16         19.87

                                                   ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                           -----------------------------------------------------------

                                           NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                           LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME              (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------    -----------------------------------------------------------
CMRN     Cameron Financial Corp            0.28     347.55      0.24     1.09      0.97       111.82
CMSB     Commonwealth Bancorp Inc.         0.84      94.24      0.50     5.15      0.79        86.54
CMSV     Community Savings FA (MHC)        0.61     103.17      0.55     4.93      0.63        67.15
CNIT     CENIT Bancorp Inc.                0.25     310.20      0.42     5.83      0.76       103.23
CNSB     CNS Bancorp Inc.                  0.80      72.14      0.53     2.14      0.58        72.14
CNY      Carver Bancorp Inc.               0.97     104.82      0.58     6.90      1.02        42.60
COFI     Charter One Financial             0.29     246.91      0.22     3.23      0.73       164.80
CONE     Conestoga Bancorp, Inc.           0.23      80.00      0.16     0.99      0.18        26.87
COOP     Cooperative Bankshares Inc.       0.11     254.69      0.30     3.90      0.29        50.09
CRZY     Crazy Woman Creek Bancorp         0.76     136.15      0.39     1.52      1.04       136.15
CSA      Coast Savings Financial           1.28     106.68       1.4    28.54      1.37         65.7
CSBF     CSB Financial Group Inc.            NA         NA        NA       NA      0.57        57.14
CTZN     CitFed Bancorp Inc.               0.41     230.97      0.41     6.37      0.95       143.79
CVAL     Chester Valley Bancorp Inc.       0.29     381.68      0.23     2.76      1.10       381.68
DCBI     Delphos Citizens Bancorp Inc.     0.47      27.76      0.35     1.22      0.13        27.76
DIBK     Dime Financial Corp.              0.72     437.39      0.38     4.75      3.17       355.33
DIME     Dime Community Bancorp Inc.       1.05     136.45      0.73     5.01      1.43       112.22
DME      Dime Bancorp Inc.                 2.47      34.61      1.57    29.82      0.85        31.98
DNFC     D & N Financial Corp.             0.34     274.04      0.34     6.18      0.93       198.09
DSL      Downey Financial Corp.            0.76      75.59      0.95    13.71      0.58        55.76
EBSI     Eagle Bancshares                  1.12      84.96      1.07    12.84      0.95        63.66
EFBC     Empire Federal Bancorp Inc.       0.00         NM      0.00     0.00      0.46       312.50
EFBI     Enterprise Federal Bancorp        0.05     576.09      0.03     0.29      0.29       576.09
EGFC     Eagle Financial Corp.             0.50     172.38      0.52     7.52      0.86        94.68
EGLB     Eagle BancGroup Inc.              1.59      47.98      1.48    12.48      0.76        35.83
EIRE     Emerald Isle Bancorp Inc.         0.53     167.57      0.40     5.69      0.89       151.40
EMLD     Emerald Financial Corp.           0.11     317.94      0.14     1.83      0.35       106.84
EQSB     Equitable Federal Savings Bank    0.01         NM      0.15     2.99      0.26        36.72
ESBK     Elmira Savings Bank (The)         0.49     172.63      0.65    10.39      0.85        97.39
ESX      Essex Bancorp Inc.                1.61      83.19      2.42    29.70      1.34        42.63
ETFS     East Texas Financial Services     0.30     169.14      0.17     0.94      0.50       141.97
FAB      FirstFed America Bancorp Inc.     0.40     274.23      0.40     3.33      1.10       235.98
FBBC     First Bell Bancorp Inc.           0.07     182.86      0.07     0.69      0.13       147.42
FBCI     Fidelity Bancorp Inc.             1.00      22.38      0.80     7.74      0.22        21.76
FBCV     1ST Bancorp                       1.21      54.29      0.94    11.33      0.66        45.77
FBER     1st Bergen Bancorp                1.76     141.84      0.83     5.87      2.50       129.82
FBHC     Fort Bend Holding Corp.           0.70     147.02      0.37     6.18      1.03       141.08
FBNW     FirstBank Corp.                   2.22      35.35      2.07    28.23      0.78        31.12
FBSI     First Bancshares Inc.             0.04     845.61      0.10     0.77      0.36        52.51
FCB      Falmouth Co-Operative Bank        0.12     806.45      0.07     0.28      0.98       806.45
FCBF     FCB Financial Corp.               0.17     479.37      0.15     1.05      0.82       412.16
FCME     First Coastal Corp.               2.68      94.15      1.95    21.18      2.52        85.72
FDEF     First Defiance Financial          0.52     108.45      0.45     2.12      0.57        96.96
FED      FirstFed Financial Corp.          1.41     173.96      1.39    28.83      2.46       134.39
FESX     First Essex Bancorp Inc.          0.77     186.66      0.56     8.08      1.43       146.94
FFBA     First Colorado Bancorp Inc.       0.20     191.75      0.23     1.76      0.38       121.82
FFBH     First Federal Bancshares of AR    0.20     147.56      0.19     1.29      0.30       119.50
FFBI     First Financial Bancorp Inc.      0.61     149.25      0.39     4.55      0.91       147.92
FFBS     FFBS BanCorp Inc.                 0.04         NM      0.03     0.16      0.62       118.76
FFBZ     First Federal Bancorp Inc.        0.55     182.67      0.47     6.27      1.01       163.59
FFCH     First Financial Holdings Inc.     1.02      82.01      1.61    26.42      0.84        41.99
FFDB     FirstFed Bancorp Inc.             0.40     146.03      0.72     7.62      0.59        49.36
FFDF     FFD Financial Corp.               0.01         NM      0.00     0.01      0.27           NM
FFED     Fidelity Federal Bancorp          0.11     748.74      0.12     2.30      0.85       455.75
FFES     First Federal of East Hartford    1.62      87.96      0.31     4.86      1.42        71.33
FFFC     FFVA Financial Corp.              0.30     327.95      0.18     1.38      0.98       318.63
FFFD     North Central Bancshares Inc.     0.08         NM      0.12     0.53      1.19       814.90
FFFG     F.F.O. Financial Group Inc.       3.86      62.23      3.28    48.79      2.40        52.54
FFFL     Fidelity Bankshares Inc. (MHC)    0.38      75.03      0.34     4.01      0.29        62.82
FFHC     First Financial Corp.             0.32     201.44      0.26     3.65      0.64       148.86
FFHH     FSF Financial Corp.               0.02         NM      0.03     0.31      0.34       636.64
FFHS     First Franklin Corporation        0.60     104.00      0.41     4.52      0.62        82.31
FFIC     Flushing Financial Corp.          0.46     252.00      0.29     1.85      1.15       223.21
FFKY     First Federal Financial Corp.     0.00         NM      0.23     1.68      0.52        71.13

                                           PROFITABILITY AS OF THE MOST RECENT QUARTER
                                           -------------------------------------------

                                                 RETURN ON          RETURN ON
                                                 AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                      (%)                (%)
---------------------------------------    -------------------------------------------
CMRN     Cameron Financial Corp                         1.26               5.63
CMSB     Commonwealth Bancorp Inc.                      0.65               6.88
CMSV     Community Savings FA (MHC)                     0.80               7.12
CNIT     CENIT Bancorp Inc.                             0.88              12.22
CNSB     CNS Bancorp Inc.                               0.88               3.52
CNY      Carver Bancorp Inc.                            0.30               3.61
COFI     Charter One Financial                          1.28              18.85
CONE     Conestoga Bancorp, Inc.                        0.60               3.72
COOP     Cooperative Bankshares Inc.                    0.62               8.17
CRZY     Crazy Woman Creek Bancorp                      1.31               4.92
CSA      Coast Savings Financial                        0.56              11.46
CSBF     CSB Financial Group Inc.                       0.43               1.71
CTZN     CitFed Bancorp Inc.                            0.89              13.89
CVAL     Chester Valley Bancorp Inc.                    0.94              11.13
DCBI     Delphos Citizens Bancorp Inc.                  1.68               5.91
DIBK     Dime Financial Corp.                           1.97              25.26
DIME     Dime Community Bancorp Inc.                    0.84              57.03
DME      Dime Bancorp Inc.                              0.56              10.67
DNFC     D & N Financial Corp.                          0.91              16.08
DSL      Downey Financial Corp.                         0.59               8.24
EBSI     Eagle Bancshares                               0.77               8.97
EFBC     Empire Federal Bancorp Inc.                    1.54               4.14
EFBI     Enterprise Federal Bancorp                     0.85               6.97
EGFC     Eagle Financial Corp.                         (0.88)            (12.36)
EGLB     Eagle BancGroup Inc.                           0.39               3.30
EIRE     Emerald Isle Bancorp Inc.                      0.93              13.23
EMLD     Emerald Financial Corp.                        1.02              13.66
EQSB     Equitable Federal Savings Bank                 0.70              13.94
ESBK     Elmira Savings Bank (The)                      0.44               6.99
ESX      Essex Bancorp Inc.                             0.84              10.18
ETFS     East Texas Financial Services                  0.68               3.66
FAB      FirstFed America Bancorp Inc.                  0.66               5.35
FBBC     First Bell Bancorp Inc.                        1.07              11.07
FBCI     Fidelity Bancorp Inc.                          0.84               8.12
FBCV     1ST Bancorp                                    0.79               9.73
FBER     1st Bergen Bancorp                             0.85               5.57
FBHC     Fort Bend Holding Corp.                        0.68              11.04
FBNW     FirstBank Corp.                                0.62               8.08
FBSI     First Bancshares Inc.                          1.02               7.35
FCB      Falmouth Co-Operative Bank                     0.75               3.09
FCBF     FCB Financial Corp.                            0.69               4.45
FCME     First Coastal Corp.                            0.93              10.01
FDEF     First Defiance Financial                       1.10               5.15
FED      FirstFed Financial Corp.                       0.51              10.76
FESX     First Essex Bancorp Inc.                       0.84              11.88
FFBA     First Colorado Bancorp Inc.                    1.20               9.33
FFBH     First Federal Bancshares of AR                 1.00               6.50
FFBI     First Financial Bancorp Inc.                  (0.86)            (10.59)
FFBS     FFBS BanCorp Inc.                              1.17               6.06
FFBZ     First Federal Bancorp Inc.                     1.23              16.30
FFCH     First Financial Holdings Inc.                  0.88              14.38
FFDB     FirstFed Bancorp Inc.                          0.98              10.05
FFDF     FFD Financial Corp.                            0.90               3.61
FFED     Fidelity Federal Bancorp                       0.84              16.26
FFES     First Federal of East Hartford                 0.58               9.17
FFFC     FFVA Financial Corp.                           1.39              10.68
FFFD     North Central Bancshares Inc.                  1.86               7.86
FFFG     F.F.O. Financial Group Inc.                    0.90              13.04
FFFL     Fidelity Bankshares Inc. (MHC)                 0.61               7.07
FFHC     First Financial Corp.                          1.37              19.44
FFHH     FSF Financial Corp.                            0.88               7.64
FFHS     First Franklin Corporation                     0.78               8.74
FFIC     Flushing Financial Corp.                       1.01               6.49
FFKY     First Federal Financial Corp.                  1.68              12.28

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
FFLC     FFLC Bancorp Inc.                  13.48      13.48          0.00         10.90         13.79          23.10
FFOH     Fidelity Financial of Ohio         12.94      11.60         11.74          9.90         13.25          19.30
FFPB     First Palm Beach Bancorp Inc.       6.57       6.42          2.45          7.47          6.98          14.77
FFSL     First Independence Corp.           10.43      10.43          0.00          8.33         11.03          19.44
FFSX     First Fed SB of Siouxland(MHC)      8.29       8.23          0.84          8.25          8.68          17.00
FFWC     FFW Corp.                           9.52       8.66          9.89          6.62          9.84          12.71
FFWD     Wood Bancorp Inc.                  12.30      12.30          0.00          8.71         12.65          15.20
FFYF     FFY Financial Corp.                13.71      13.71          0.00          9.56         14.21          17.04
FGHC     First Georgia Holding Inc.          8.22       7.59          8.23          8.21          8.85          10.29
FIBC     Financial Bancorp Inc.              9.36       9.32          0.50          7.32          9.85          18.86
FISB     First Indiana Corporation           9.56       9.46          1.23          8.73         10.93          12.48
FKFS     First Keystone Financial            7.31       7.31          0.00          7.33          7.80          16.92
FKKY     Frankfort First Bancorp Inc.       17.18      17.18          0.00         25.88         17.26          50.81
FLAG     FLAG Financial Corp.                9.58       9.58          0.00          9.07         11.62          14.30
FLFC     First Liberty Financial Corp.       7.37       6.69          9.87          6.50          8.26          11.48
FLGS     Flagstar Bancorp Inc.               7.23         NA            NA          7.19          7.51          13.35
FLKY     First Lancaster Bancshares         34.24      34.24          0.00         31.06         34.49          58.13
FMBD     First Mutual Bancorp Inc.          12.84      10.04         24.24         18.95         13.18          19.61
FMCO     FMS Financial Corporation           6.56       6.45          1.75          7.51          7.07          16.23
FMSB     First Mutual Savings Bank           6.83       6.83          0.00          6.90          7.85          11.94
FNGB     First Northern Capital Corp.       11.27      11.27          0.00         10.37         11.75          17.14
FOBC     Fed One Bancorp                    11.07      10.61          4.64          9.87         11.47          24.43
FPRY     First Financial Bancorp             6.35       6.35             0          6.20          7.00          10.80
FRC      First Republic Bancorp              7.17       7.17          0.07          7.16          8.00          14.12
FSBI     Fidelity Bancorp Inc.               6.75       6.75          0.00          9.17          7.25          18.91
FSFC     First Southeast Financial Corp     10.23      10.23          0.00          9.87         10.62          20.76
FSLA     First Savings Bank (MHC)            9.42       8.49         10.82          8.46          9.98           21.7
FSNJ     Bayonne Bancshares Inc.             8.42       8.42          0.00          8.85          8.95          26.48
FSPG     First Home Bancorp Inc.             6.66       6.56          1.65          6.46          7.39          17.00
FSPT     FirstSpartan Financial Corp.       11.81      11.81          0.00         11.80         12.24          20.30
FSSB     First FS&LA of San Bernardino       4.33       4.18          3.63          4.29          5.38           8.52
FSTC     First Citizens Corp.                9.73       7.73         22.25          7.98         10.86          11.82
FTF      Texarkana First Financial Corp     15.70      15.70          0.00         15.69         16.37          26.24
FTFC     First Federal Capital Corp.         6.44       6.08          5.91            NA          6.94             NA
FTNB     Fulton Bancorp Inc.                25.01      25.01          0.00         16.40         25.87          29.40
FTSB     Fort Thomas Financial Corp.        16.04      16.04          0.00         14.90         16.53          23.90
FWWB     First SB of Washington Bancorp     14.23      13.29          7.64         13.65         14.88          24.77
GAF      GA Financial Inc.                  15.18      15.04          1.04         13.10         15.34          37.00
GBCI     Glacier Bancorp Inc.                9.74       9.51          2.61          9.78         10.35          16.85
GDVS     Greater Delaware Valley (MHC)      11.57      11.57          0.00         11.83         12.77          26.80
GDW      Golden West Financial               6.37       6.37          0.00          6.13          6.93          13.30
GFCO     Glenway Financial Corp.             9.49       9.37          1.35          8.50          9.77          13.40
GFED     Guaranty Federal SB (MHC)          13.78      13.78          0.00         13.00         14.87          23.32
GFSB     GFS Bancorp Inc.                   11.45      11.45          0.00            NA         12.15             NA
GOSB     GSB Financial Corp.                 8.11       8.11          0.00            NA            NA             NA
GPT      GreenPoint Financial Corp.         10.31       6.07         43.78          6.66         11.11          15.17
GRTR     Greater New York Savings Bank       8.40       8.40          0.00            NA          9.05             NA
GSB      Golden State Bancorp Inc.           6.24       5.66          9.83          5.67          7.25          11.17
GSBC     Great Southern Bancorp Inc.         8.53       8.53          0.00          7.70         10.72          11.60
GSFC     Green Street Financial Corp.       36.25      36.25          0.00         36.25         36.39          85.91
GSLA     GS Financial Corp.                 45.64      45.64          0.00         34.82         45.95         108.27
GTFN     Great Financial Corporation         9.23       8.88          4.24          7.82          9.71          17.75
GTPS     Great American Bancorp             21.44      21.44          0.00         16.78         21.76          29.53
GUPB     GFSB Bancorp Inc.                  16.30      16.30          0.00            NA         16.66             NA
GWBC     Gateway Bancorp Inc.               27.04      27.04          0.00         24.70         27.17          80.20
HALL     Hallmark Capital Corp.              7.24       7.24          0.00          6.47          7.67          11.98
HARB     Harbor Florida Bancorp (MHC)        8.39       8.14          3.31          7.04          9.41          14.77
HARL     Harleysville Savings Bank           6.53       6.53          0.00          6.56          7.09          13.73
HARS     Harris Savings Bank (MHC)           8.01       7.08         12.52          6.80          8.43          13.73
HAVN     Haven Bancorp Inc.                  5.95       5.93          0.36          6.71          6.58          14.69
HBBI     Home Building Bancorp              12.81      12.81          0.00          9.97         13.00          20.97
HBEI     Home Bancorp of Elgin Inc.         26.70      26.70          0.00         20.27         26.98          39.45
HBFW     Home Bancorp                       13.29      13.29          0.00         10.18         13.70          22.3
HBNK     Highland Federal Bank FSB           7.47       7.47          0.00          7.52          9.17          11.53

                                                   ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                           -----------------------------------------------------------

                                           NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                           LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME              (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------    -----------------------------------------------------------
FFLC     FFLC Bancorp Inc.                  0.18    241.01      0.19     1.40      0.44       163.65
FFOH     Fidelity Financial of Ohio         0.10    381.04      0.08     0.62      0.37       381.04
FFPB     First Palm Beach Bancorp Inc.      0.94     63.50      0.70    10.72      0.60        55.75
FFSL     First Independence Corp.           0.49    187.11      0.37     3.59      0.91        69.37
FFSX     First Fed SB of Siouxland(MHC)     0.07    742.15      0.05     0.62      0.52       342.10
FFWC     FFW Corp.                          0.22    230.65      0.16     1.64      0.50       203.56
FFWD     Wood Bancorp Inc.                  0.00        NM      0.02     0.15      0.44       143.64
FFYF     FFY Financial Corp.                0.86     74.18      0.67     4.86      0.64        74.18
FGHC     First Georgia Holding Inc.         1.48     50.53      1.41    17.21      0.75        20.52
FIBC     Financial Bancorp Inc.             1.62     54.85      1.71    18.29      0.89        26.91
FISB     First Indiana Corporation          1.48    109.61      1.50    15.64      1.62        91.12
FKFS     First Keystone Financial           1.75     47.78      1.60    21.90      0.84        30.58
FKKY     Frankfort First Bancorp Inc.       0.00        NM      0.00     0.00      0.08        86.21
FLAG     FLAG Financial Corp.               5.79     50.24      4.27    44.56      2.91        47.62
FLFC     First Liberty Financial Corp.      0.75    172.78      0.81    10.97      1.29       110.00
FLGS     Flagstar Bancorp Inc.              2.95     10.70      3.41    47.23      0.32         8.26
FLKY     First Lancaster Bancshares         0.53     54.35      0.45     1.33      0.29        32.89
FMBD     First Mutual Bancorp Inc.          0.09    512.64      0.10     0.78      0.46       187.34
FMCO     FMS Financial Corporation          1.34     68.51      1.06    16.16      0.92        48.60
FMSB     First Mutual Savings Bank          0.00        NM      0.00     0.00      1.27           NM
FNGB     First Northern Capital Corp.       0.05        NM      0.06     0.53      0.53       798.69
FOBC     Fed One Bancorp                    0.29    316.70      0.15     1.37      0.93       101.18
FPRY     First Financial Bancorp              NA        NA        NA       NA      0.84           NA
FRC      First Republic Bancorp             1.00     93.61      1.01    14.08      0.94        69.68
FSBI     Fidelity Bancorp Inc.              0.57    176.30      0.31     4.65      1.01       112.57
FSFC     First Southeast Financial Corp     0.10    476.73      0.11     1.05      0.50       362.15
FSLA     First Savings Bank (MHC)           0.93    113.54      0.65     6.87      1.06        83.02
FSNJ     Bayonne Bancshares Inc.              NA        NA        NA       NA      1.36        43.59
FSPG     First Home Bancorp Inc.            0.96    144.92      0.64     9.55      1.39       114.23
FSPT     FirstSpartan Financial Corp.         NA        NA        NA       NA      0.49           NA
FSSB     First FS&LA of San Bernardino      1.43    102.26      2.31    53.29      1.47        45.41
FSTC     First Citizens Corp.               1.30    112.66        NA       NA      1.47           NA
FTF      Texarkana First Financial Corp     0.00        NM      0.12     0.77      0.79       145.12
FTFC     First Federal Capital Corp.        0.11    569.72        NA       NA      0.65           NA
FTNB     Fulton Bancorp Inc.                0.71    141.38      0.81     3.24      1.01       106.69
FTSB     Fort Thomas Financial Corp.        1.54     34.90      1.42     8.85      0.54        32.73
FWWB     First SB of Washington Bancorp     0.27    366.82      0.29     2.02      0.97       215.39
GAF      GA Financial Inc.                  0.32    132.49      0.12     0.80      0.43       132.49
GBCI     Glacier Bancorp Inc.               0.14    623.92      0.12     1.26      0.85       229.89
GDVS     Greater Delaware Valley (MHC)      1.63    118.86      2.51    21.73      1.93        43.15
GDW      Golden West Financial              1.37     49.50      1.31    20.50      0.68        42.43
GFCO     Glenway Financial Corp.            0.12    288.73      0.11      1.2      0.34        91.62
GFED     Guaranty Federal SB (MHC)          0.50    273.84      0.50     3.66      1.36       216.62
GFSB     GFS Bancorp Inc.                     NA        NA        NA       NA      0.82           NA
GOSB     GSB Financial Corp.                  NA        NA        NA       NA        NA           NA
GPT      GreenPoint Financial Corp.         4.37     29.69      2.89    28.03      1.30        27.84
GRTR     Greater New York Savings Bank     18.46      9.25      7.52    89.53      1.71           NA
GSB      Golden State Bancorp Inc.          1.42     95.56      1.46    23.32      1.36        69.38
GSBC     Great Southern Bancorp Inc.        1.32    197.01      1.91    22.42      2.59       114.73
GSFC     Green Street Financial Corp.       0.22     83.63      0.16     0.44      0.18        83.63
GSLA     GS Financial Corp.                 0.00        NM      0.01     0.02      0.84       293.18
GTFN     Great Financial Corporation        0.45    161.27      0.36     3.87      0.72        15.68
GTPS     Great American Bancorp             0.02        NM      0.01     0.07      0.44       140.69
GUPB     GFSB Bancorp Inc.                  0.34    199.36      0.18      1.1      0.69       199.36
GWBC     Gateway Bancorp Inc.               2.09     18.37      0.76     2.81      0.38        14.14
HALL     Hallmark Capital Corp.             0.22    296.63      0.15     2.07      0.64       273.18
HARB     Harbor Florida Bancorp (MHC)       0.27    512.26      0.46     5.47      1.37       222.68
HARL     Harleysville Savings Bank          0.00        NM      0.00     0.00      0.77           NM
HARS     Harris Savings Bank (MHC)          0.61    158.94      0.62     7.73      0.97        64.15
HAVN     Haven Bancorp Inc.                 1.19     96.49      0.74    12.38      1.15        86.28
HBBI     Home Building Bancorp              0.61     47.98      0.38     3.00      0.29        47.98
HBEI     Home Bancorp of Elgin Inc.         0.43     82.78      0.41     1.53      0.36        69.84
HBFW     Home Bancorp                       0.00        NM      0.00     0.00      0.51       835.54
HBNK     Highland Federal Bank FSB          3.38     63.08      3.09    41.33      2.13           55

                                           PROFITABILITY AS OF THE MOST RECENT QUARTER
                                           -------------------------------------------

                                                 RETURN ON          RETURN ON
                                                 AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                      (%)                (%)
---------------------------------------    -------------------------------------------
FFLC     FFLC Bancorp Inc.                            0.96               6.91
FFOH     Fidelity Financial of Ohio                   0.94               7.20
FFPB     First Palm Beach Bancorp Inc.                0.58               8.73
FFSL     First Independence Corp.                     0.64               6.17
FFSX     First Fed SB of Siouxland(MHC)               0.73               8.88
FFWC     FFW Corp.                                    0.94               9.50
FFWD     Wood Bancorp Inc.                            1.44              11.53
FFYF     FFY Financial Corp.                          1.34               9.70
FGHC     First Georgia Holding Inc.                   1.00              11.97
FIBC     Financial Bancorp Inc.                       0.97              10.07
FISB     First Indiana Corporation                    1.07              11.04
FKFS     First Keystone Financial                     0.86              11.94
FKKY     Frankfort First Bancorp Inc.                (2.55)            (10.73)
FLAG     FLAG Financial Corp.                         0.92               9.95
FLFC     First Liberty Financial Corp.                1.11              14.89
FLGS     Flagstar Bancorp Inc.                        1.30              20.55
FLKY     First Lancaster Bancshares                   1.48               4.15
FMBD     First Mutual Bancorp Inc.                    0.42               3.25
FMCO     FMS Financial Corporation                    1.05              16.37
FMSB     First Mutual Savings Bank                    1.03              15.30
FNGB     First Northern Capital Corp.                 0.93               8.16
FOBC     Fed One Bancorp                              0.93               8.36
FPRY     First Financial Bancorp                      0.43               6.80
FRC      First Republic Bancorp                       0.79              10.65
FSBI     Fidelity Bancorp Inc.                        0.76              11.08
FSFC     First Southeast Financial Corp               1.08              10.56
FSLA     First Savings Bank (MHC)                     0.95              10.25
FSNJ     Bayonne Bancshares Inc.                      0.57               6.79
FSPG     First Home Bancorp Inc.                      0.88              13.22
FSPT     FirstSpartan Financial Corp.                 1.08               9.13
FSSB     First FS&LA of San Bernardino               (0.12)             (2.83)
FSTC     First Citizens Corp.                         3.88              41.13
FTF      Texarkana First Financial Corp               1.87              11.77
FTFC     First Federal Capital Corp.                  1.10              16.88
FTNB     Fulton Bancorp Inc.                          0.91               3.65
FTSB     Fort Thomas Financial Corp.                  1.38               8.60
FWWB     First SB of Washington Bancorp               1.26               8.64
GAF      GA Financial Inc.                            1.11               7.03
GBCI     Glacier Bancorp Inc.                         1.64              17.10
GDVS     Greater Delaware Valley (MHC)                0.88               7.66
GDW      Golden West Financial                        0.90              14.24
GFCO     Glenway Financial Corp.                      0.83               8.67
GFED     Guaranty Federal SB (MHC)                    1.02               7.41
GFSB     GFS Bancorp Inc.                             1.37              11.88
GOSB     GSB Financial Corp.                          0.40               4.05
GPT      GreenPoint Financial Corp.                   1.07              10.04
GRTR     Greater New York Savings Bank                0.74               8.84
GSB      Golden State Bancorp Inc.                    0.62               9.64
GSBC     Great Southern Bancorp Inc.                  1.72              20.30
GSFC     Green Street Financial Corp.                 1.66               4.85
GSLA     GS Financial Corp.                           1.78               3.75
GTFN     Great Financial Corporation                  1.05              11.40
GTPS     Great American Bancorp                       0.56               2.64
GUPB     GFSB Bancorp Inc.                            0.81               4.76
GWBC     Gateway Bancorp Inc.                         0.96               3.60
HALL     Hallmark Capital Corp.                       0.72              10.13
HARB     Harbor Florida Bancorp (MHC)                 1.23              14.86
HARL     Harleysville Savings Bank                    1.09              16.89
HARS     Harris Savings Bank (MHC)                    1.04              12.80
HAVN     Haven Bancorp Inc.                           0.53               8.83
HBBI     Home Building Bancorp                        0.77               6.09
HBEI     Home Bancorp of Elgin Inc.                   0.81               2.92
HBFW     Home Bancorp                                 0.89               6.61
HBNK     Highland Federal Bank FSB                    1.10              14.97

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
HBS      Haywood Bancshares Inc.            13.93      13.50          3.60         13.55         14.42         27.27
HCBB     HCB Bancshares Inc.                 7.76       7.01         10.40            NA          8.55            NA
HCFC     Home City Financial Corp.          20.61      20.61          0.00         15.59         21.29         29.31
HEMT     HF Bancorp Inc.                     8.23         NA            NA          6.36            NA         16.55
HFFB     Harrodsburg First Fin Bancorp      26.92      26.92          0.00         21.10         27.21         43.05
HFFC     HF Financial Corp.                  9.43       9.43          0.01          7.57         10.24         12.87
HFGI     Harrington Financial Group          5.59       5.59          0.00          6.96          5.64         31.14
HFNC     HFNC Financial Corp.               17.99      17.99          0.00         18.85         18.84         36.68
HFSA     Hardin Bancorp Inc.                12.48      12.48          0.00         10.73         12.64         27.53
HHFC     Harvest Home Financial Corp.       11.81      11.81          0.00            NA         11.95            NA
HIFS     Hingham Instit. for Savings         9.36       9.36          0.00          9.83         10.03         15.67
HMCI     HomeCorp Inc.                       6.54       6.54          0.00          4.99          7.02          8.28
HMLK     Hemlock Federal Financial Corp     18.34      18.34          0.00         12.75         18.79         39.21
HMNF     HMN Financial Inc.                 14.43      14.43          0.00         10.95         14.87         25.46
HOMF     Home Federal Bancorp                8.48       8.24          3.10          8.07          9.02         12.06
HPBC     Home Port Bancorp Inc.             10.56      10.56          0.00         10.56         11.84         18.20
HRBF     Harbor Federal Bancorp Inc.        12.89      12.89          0.00         11.61         13.08         25.51
HRZB     Horizon Financial Corp.            15.60      15.60          0.00         15.38         16.26         30.39
HTHR     Hawthorne Financial Corp.           5.94       5.94          0.00          7.21          7.37         11.67
HVFD     Haverfield Corp.                    8.54       8.54          0.00          7.31          9.40         11.27
HWEN     Home Financial Bancorp             16.93      16.93          0.00         14.14         17.47         25.02
HZFS     Horizon Financial Svcs Corp.        9.79       9.79          0.00          7.40         10.10         14.43
IBSF     IBS Financial Corp.                17.40      17.40          0.00         17.00         17.55         62.94
IFSB     Independence Federal Svgs Bank      6.88       6.14         11.58          6.11          7.08         14.94
INBI     Industrial Bancorp                 17.70      17.70          0.00         16.11         18.18         31.50
INCB     Indiana Community Bank SB          12.39      12.39          0.00         12.38         12.95         19.00
IPSW     Ipswich Savings Bank                5.71       5.71          0.00          5.66          6.58         12.57
ISBF     ISB Financial Corporation          12.04      10.43         14.93         10.21         12.56         20.04
ITLA     ITLA Capital Corp.                 10.99      10.95          0.41         10.60         12.23         13.40
IWBK     InterWest Bancorp Inc.              6.78       6.64          2.15          6.79          7.25            NA
JOAC     Joachim Bancorp Inc.               28.16      28.16          0.00         23.10         28.38         46.20
JSB      JSB Financial Inc.                 22.85      22.85          0.00            NA         23.22            NA
JSBA     Jefferson Savings Bancorp           8.54       6.75         22.42          7.03          9.18         13.20
JXSB     Jacksonville Savings Bk (MHC)      10.49      10.49          0.00         10.22         10.98         15.17
JXVL     Jacksonville Bancorp Inc.          14.92      14.92          0.00         13.77            NA          27.9
KFBI     Klamath First Bancorp              19.55      19.55          0.00         16.77         19.72         35.32
KNK      Kankakee Bancorp Inc.              11.09      10.49          6.01          8.83         11.72         16.32
KSAV     KS Bancorp Inc.                    13.52      13.52          0.05            NA         13.81         13.18
KSBK     KSB Bancorp Inc.                    7.18       6.81          5.43          6.87          7.95         11.15
KYF      Kentucky First Bancorp Inc.        16.55      16.55          0.00         14.74         16.97         27.84
LARK     Landmark Bancshares Inc.           13.79      13.79          0.00         12.15         14.18         26.59
LARL     Laurel Capital Group Inc.          10.03      10.03          0.00          9.91         10.95         20.61
LFBI     Little Falls Bancorp Inc.          13.27      12.39          7.63          9.00         13.63         27.17
LFCO     Life Financial Corp.               21.38      21.38          0.00          7.47         22.20         18.61
LFED     Leeds Federal Savings Bk (MHC)     16.18      16.18          0.00         15.91         16.37         35.48
LIFB     Life Bancorp Inc.                  10.55      10.28          2.86          8.70         11.20         21.38
LISB     Long Island Bancorp Inc.            8.99       8.91          0.98           7.5          9.56         15.57
LOGN     Logansport Financial Corp.         19.19      19.19          0.00         19.26         19.47         35.88
LONF     London Financial Corporation       19.66      19.66          0.00         15.60         20.15         30.10
LSBI     LSB Financial Corp.                 8.85       8.85          0.00          8.15          9.60         11.12
LSBX     Lawrence Savings Bank               8.69       8.69          0.00          9.07          9.68         17.71
LVSB     Lakeview Financial                  9.52       7.76         20.04          7.60         10.17         14.50
LXMO     Lexington B&L Financial Corp.      28.32      28.32          0.00         23.30         28.69         44.10
MAFB     MAF Bancorp Inc.                    7.78       6.87         12.61          7.00          8.33         14.84
MARN     Marion Capital Holdings            22.54      22.54          0.00         20.56         23.71         32.25
MASB     MASSBANK Corp.                     10.64      10.64          0.00         10.06         10.88         35.44
MBB      MSB Bancorp Inc.                    8.92       5.36         42.21          5.76          9.20         12.94
MBBC     Monterey Bay Bancorp Inc.          11.33      10.54          7.81          8.88         11.70         18.89
MBLF     MBLA Financial Corp.               12.15      12.15          0.00         11.19         12.42         31.65
MBSP     Mitchell Bancorp Inc.              43.36      43.36          0.00         33.26         43.89         57.90
MCBN     Mid-Coast Bancorp Inc.              8.60       8.60          0.00          8.34          9.12         14.69
MCBS     Mid Continent Bancshares Inc.       9.39       9.39          0.00          8.52          9.49         22.60
MDBK     Medford Savings Bank                8.99       8.43          6.82          8.54          9.64         16.03
MECH     Mechanics Savings Bank             10.23      10.23          0.00            NA         11.95         18.71

                                                      ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                              -----------------------------------------------------------

                                              NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                              LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME                 (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------       -----------------------------------------------------------
HBS      Haywood Bancshares Inc.              1.04      62.25      1.97     14.13     0.65        24.62
HCBB     HCB Bancshares Inc.                    NA         NA        NA        NA     1.47           NA
HCFC     Home City Financial Corp.            0.79     110.38      0.62      3.02     0.87       110.38
HEMT     HF Bancorp Inc.                        NA         NA        NA        NA       NA           NA
HFFB     Harrodsburg First Fin Bancorp        0.00         NM      0.00      0.00     0.38        59.81
HFFC     HF Financial Corp.                   0.28     361.50      0.33      3.50     1.01       244.25
HFGI     Harrington Financial Group           0.36      63.39      0.25      4.50     0.23        18.93
HFNC     HFNC Financial Corp.                 1.05     109.34      0.87      4.86     1.14        97.22
HFSA     Hardin Bancorp Inc.                  0.18     179.21      0.09      0.75     0.32       179.21
HHFC     Harvest Home Financial Corp.         0.22        117      0.11      0.97     0.26          117
HIFS     Hingham Instit. for Savings          0.54     165.13      0.41      4.38     0.89       165.13
HMCI     HomeCorp Inc.                         0.1     587.36      2.91      44.5     0.59        14.24
HMLK     Hemlock Federal Financial Corp       0.00         NM      0.00      0.00     1.30           NM
HMNF     HMN Financial Inc.                   0.11     662.83      0.08      0.57     0.71       531.97
HOMF     Home Federal Bancorp                 0.50     124.50      0.45      5.30     0.62       117.33
HPBC     Home Port Bancorp Inc.               0.00         NM      0.00      0.00     1.56           NM
HRBF     Harbor Federal Bancorp Inc.          0.07     379.63      0.05      0.39     0.28       379.63
HRZB     Horizon Financial Corp.              0.00         NM      0.00      0.00     0.84           NM
HTHR     Hawthorne Financial Corp.            6.10      27.42      7.17    120.79     1.67        19.99
HVFD     Haverfield Corp.                     1.19      83.08      1.04     12.16     0.99        82.48
HWEN     Home Financial Bancorp               1.63      41.18      1.74     10.25     0.67        31.3
HZFS     Horizon Financial Svcs Corp.         0.89      57.78      0.96      9.81     0.52        25.93
IBSF     IBS Financial Corp.                  0.30     171.10      0.08      0.48     0.52       171.10
IFSB     Independence Federal Svgs Bank       2.39      13.56      2.02     29.30     0.32         9.82
INBI     Industrial Bancorp                   0.25     217.50      0.22      1.26     0.55       156.98
INCB     Indiana Community Bank SB              NA         NA        NA        NA     0.71           NA
IPSW     Ipswich Savings Bank                 1.04     113.11      1.52     26.64     1.18        56.87
ISBF     ISB Financial Corporation              NA         NA        NA        NA     0.80           NA
ITLA     ITLA Capital Corp.                   1.09     136.80      1.47      13.4     1.50         84.2
IWBK     InterWest Bancorp Inc.               0.43     179.94      0.64      9.40     0.78        73.79
JOAC     Joachim Bancorp Inc.                 0.25     130.00      0.17      0.61     0.32       109.86
JSB      JSB Financial Inc.                     NA         NA        NA        NA     0.62           NA
JSBA     Jefferson Savings Bancorp            0.18     462.46      0.46      5.34     0.84       140.15
JXSB     Jacksonville Savings Bk (MHC)        0.75      81.07      0.66      6.32     0.61        72.96
JXVL     Jacksonville Bancorp Inc.              NA         NA      0.78      5.23       NA           NA
KFBI     Klamath First Bancorp                0.11     213.23      0.08      0.41     0.23       213.23
KNK      Kankakee Bancorp Inc.                0.27     344.18      0.61      5.46     0.92        67.06
KSAV     KS Bancorp Inc.                      0.41      80.53      0.35      2.61     0.33        80.53
KSBK     KSB Bancorp Inc.                     2.29      44.86      1.75     24.36     1.03        43.20
KYF      Kentucky First Bancorp Inc.          0.00         NM      0.00      0.00     0.75       630.51
LARK     Landmark Bancshares Inc.             0.07     873.27      0.04      0.32     0.57       123.70
LARL     Laurel Capital Group Inc.            0.62     212.35      0.43      4.30     1.31       212.35
LFBI     Little Falls Bancorp Inc.            1.93      42.62      0.98      7.39     0.82        33.93
LFCO     Life Financial Corp.                 1.98      60.20      1.92      8.99     1.19        42.75
LFED     Leeds Federal Savings Bk (MHC)       0.03     977.36      0.02      0.12     0.30       977.36
LIFB     Life Bancorp Inc.                    0.77     191.74      0.39      3.73     1.48       166.43
LISB     Long Island Bancorp Inc.             1.46      63.10      1.03     11.50     0.92        55.02
LOGN     Logansport Financial Corp.           0.84      45.60      0.61      3.18     0.38        44.88
LONF     London Financial Corporation         1.03      61.11      0.80      4.07     0.63        61.11
LSBI     LSB Financial Corp.                  1.32      63.71      1.17     13.20     0.84        63.71
LSBX     Lawrence Savings Bank                0.36     642.25      0.30      3.48     2.29       328.94
LVSB     Lakeview Financial                   1.44     104.43      0.98     10.34     1.50        66.74
LXMO     Lexington B&L Financial Corp.        0.62      78.37      0.48      1.68     0.49        78.37
MAFB     MAF Bancorp Inc.                     0.53     134.75      0.43      5.50     0.71       120.51
MARN     Marion Capital Holdings              0.94     144.01      0.81      3.61     1.35       144.01
MASB     MASSBANK Corp.                       0.46     191.35      0.16      1.55     0.87       149.80
MBB      MSB Bancorp Inc.                     1.14      54.87      0.71      7.97     0.63        38.66
MBBC     Monterey Bay Bancorp Inc.            0.38     156.67      0.33      2.93     0.60       111.47
MBLF     MBLA Financial Corp.                 0.45     109.19      0.25      2.02     0.50       109.19
MBSP     Mitchell Bancorp Inc.                2.05      30.29      2.03      4.69     0.62        26.19
MCBN     Mid-Coast Bancorp Inc.               0.88      70.32      0.73      8.52     0.62        70.32
MCBS     Mid Continent Bancshares Inc.        0.25      73.49      0.15      1.55     0.19        71.76
MDBK     Medford Savings Bank                 0.68     180.05      0.37      4.09     1.22       176.45
MECH     Mechanics Savings Bank               1.42     181.81      1.13     11.05     2.58       152.02

                                                PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                -------------------------------------------

                                                      RETURN ON          RETURN ON
                                                      AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                           (%)                (%)
---------------------------------------         -------------------------------------------
HBS      Haywood Bancshares Inc.                         1.12               7.99
HCBB     HCB Bancshares Inc.                             0.27               3.46
HCFC     Home City Financial Corp.                       1.04               5.08
HEMT     HF Bancorp Inc.                                (0.50)             (6.11)
HFFB     Harrodsburg First Fin Bancorp                   1.39               5.23
HFFC     HF Financial Corp.                              1.07              11.34
HFGI     Harrington Financial Group                      0.37               7.18
HFNC     HFNC Financial Corp.                            0.94               5.09
HFSA     Hardin Bancorp Inc.                             0.89               6.93
HHFC     Harvest Home Financial Corp.                    0.80               6.60
HIFS     Hingham Instit. for Savings                     1.27              13.18
HMCI     HomeCorp Inc.                                   0.57               8.88
HMLK     Hemlock Federal Financial Corp                  1.13               6.19
HMNF     HMN Financial Inc.                              0.95               6.57
HOMF     Home Federal Bancorp                            1.24              14.60
HPBC     Home Port Bancorp Inc.                          1.70              15.91
HRBF     Harbor Federal Bancorp Inc.                     0.74               5.80
HRZB     Horizon Financial Corp.                         1.54               9.99
HTHR     Hawthorne Financial Corp.                       1.59              28.95
HVFD     Haverfield Corp.                                1.06              12.24
HWEN     Home Financial Bancorp                          0.95               5.34
HZFS     Horizon Financial Svcs Corp.                    0.48               4.71
IBSF     IBS Financial Corp.                             0.88               5.09
IFSB     Independence Federal Svgs Bank                  0.99              14.77
INBI     Industrial Bancorp                              1.51               8.43
INCB     Indiana Community Bank SB                       0.60               4.77
IPSW     Ipswich Savings Bank                            1.23              20.98
ISBF     ISB Financial Corporation                       0.74               6.16
ITLA     ITLA Capital Corp.                              1.52              13.13
IWBK     InterWest Bancorp Inc.                          1.13              16.81
JOAC     Joachim Bancorp Inc.                            0.93               3.25
JSB      JSB Financial Inc.                              1.86               8.25
JSBA     Jefferson Savings Bancorp                       0.83               9.86
JXSB     Jacksonville Savings Bk (MHC)                   0.56               5.41
JXVL     Jacksonville Bancorp Inc.                       1.75              11.48
KFBI     Klamath First Bancorp                           1.16               5.77
KNK      Kankakee Bancorp Inc.                           0.88               8.16
KSAV     KS Bancorp Inc.                                 1.39              10.15
KSBK     KSB Bancorp Inc.                                0.98              13.70
KYF      Kentucky First Bancorp Inc.                     1.17               7.19
LARK     Landmark Bancshares Inc.                        1.10               7.89
LARL     Laurel Capital Group Inc.                       1.42              14.00
LFBI     Little Falls Bancorp Inc.                       0.63               4.75
LFCO     Life Financial Corp.                            3.45              22.88
LFED     Leeds Federal Savings Bk (MHC)                  1.23               7.61
LIFB     Life Bancorp Inc.                               0.89               8.38
LISB     Long Island Bancorp Inc.                        0.86               9.42
LOGN     Logansport Financial Corp.                      1.49               7.68
LONF     London Financial Corporation                    0.85               4.30
LSBI     LSB Financial Corp.                             0.75               8.44
LSBX     Lawrence Savings Bank                           1.62              18.78
LVSB     Lakeview Financial                              1.12              11.44
LXMO     Lexington B&L Financial Corp.                   1.52               5.43
MAFB     MAF Bancorp Inc.                                1.25              15.83
MARN     Marion Capital Holdings                         1.72               7.53
MASB     MASSBANK Corp.                                  1.09              10.54
MBB      MSB Bancorp Inc.                                0.54               6.07
MBBC     Monterey Bay Bancorp Inc.                       0.36               3.33
MBLF     MBLA Financial Corp.                            0.79               6.21
MBSP     Mitchell Bancorp Inc.                           1.60               3.73
MCBN     Mid-Coast Bancorp Inc.                          0.75               8.84
MCBS     Mid Continent Bancshares Inc.                   1.18              11.85
MDBK     Medford Savings Bank                            1.16              13.14
MECH     Mechanics Savings Bank                          3.57              36.54

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
MERI     Meritrust Federal SB               8.20        8.20         0.00           8.20          8.51         18.44
METF     Metropolitan Financial Corp.       3.96        3.59         9.60           5.56          4.58          8.36
MFBC     MFB Corp.                         13.65       13.65         0.00          13.00         13.80         27.78
MFCX     Marshalltown Financial Corp.      15.74       15.74         0.00          12.12         15.83         33.14
MFFC     Milton Federal Financial Corp.    13.14       13.14         0.00          11.08         13.42         24.87
MFLR     Mayflower Co-operative Bank        9.68        9.54         1.68           9.68         10.57         16.70
MFSL     Maryland Federal Bancorp           8.38        8.29         1.25           7.75          8.78         15.28
MGNL     Magna Bancorp Inc.                10.23        9.98         2.68           8.48         11.00         16.90
MIFC     Mid-Iowa Financial Corp.           9.35        9.34         0.12           7.57          9.59         19.10
MIVI     Mississippi View Holding Co.      18.88       18.88         0.00          15.67         20.11         32.86
MLBC     ML Bancorp Inc.                    6.98        6.87         1.73           6.18          7.73         14.32
MONT     Montgomery Financial Corp.         9.83        9.83         0.00           9.40         10.01         13.80
MRKF     Market Financial Corp.            35.00       35.00         0.00             NA         35.09            NA
MSBF     MSB Financial Inc.                16.99       16.99         0.00          12.78         17.39         20.88
MSBK     Mutual Savings Bank FSB            6.07        6.07         0.00           6.25          6.36         16.23
MWBI     Midwest Bancshares Inc.            6.91        6.91         0.00           6.02          7.39         14.46
MWBX     MetroWest Bank                     7.45        7.45         0.00           7.51          8.60         10.82
MWFD     Midwest Federal Financial          8.81        8.52         3.58           7.09          9.60         10.32
NASB     North American Savings Bank        7.68        7.44         3.36           7.70          8.52         13.00
NBN      Northeast Bancorp                  7.76        6.88        12.17              7          8.81          12.2
NBSI     North Bancshares Inc.             14.14       14.14         0.00          12.15         14.31         32.31
NEIB     Northeast Indiana Bancorp         15.19       15.19         0.00          12.68         15.82         21.49
NHTB     New Hampshire Thrift Bncshrs       7.65        6.59        14.83           6.23          8.52         10.64
NMSB     NewMil Bancorp Inc.                9.82        9.82         0.00          10.25         11.51         19.85
NSLB     NS&L Bancorp Inc.                 19.56       19.56         0.00          15.00         19.63         35.10
NSSB     Norwich Financial Corp.           11.17       10.19         9.72          10.15         13.11         14.35
NSSY     Norwalk Savings Society            7.82        7.59         3.25           7.76          8.86         15.30
NTMG     Nutmeg Federal S&LA                8.37        8.37         0.00           8.25          8.86         13.81
NWEQ     Northwest Equity Corp.            11.45       11.45         0.00           8.37         11.93         13.68
NWSB     Northwest Savings Bank (MHC)       9.49        8.99         5.84           9.17         10.14         18.54
NYB      New York Bancorp Inc.              5.08        5.08         0.00           4.75          5.68         11.18
OCFC     Ocean Financial Corp.             16.26       16.26         0.00          12.23         16.69         30.90
OCN      Ocwen Financial Corp.              8.75        8.39         4.53           9.40          9.64         13.81
OFCP     Ottawa Financial Corp.             8.73        7.13        19.76           6.73          9.09         11.10
OHSL     OHSL Financial Corp.              11.03       11.03         0.00           9.13         11.25         19.24
PALM     Palfed Inc.                        8.24        8.24         0.00           7.10          9.32         11.10
PAMM     PacificAmerica Money Center       21.57       21.57         0.00             NA         22.95            NA
PBCI     Pamrapo Bancorp Inc.              12.74       12.65         0.77          12.49         13.46         27.04
PBCT     People's Bank (MHC)                8.48        8.47         0.10            8.5          9.57          13.8
PBHC     Oswego City Savings Bk (MHC)      11.73        9.95        16.81           9.70         12.26         17.02
PBKB     People's Bancshares Inc.           5.71        5.51         3.79           7.79          6.46         16.62
PCBC     Perry County Financial Corp.      19.20       19.20         0.00          16.20         19.23         72.60
PCCI     Pacific Crest Capital              7.08        7.08         0.00           7.49          8.11         11.25
PDB      Piedmont Bancorp Inc.             16.63       16.63         0.00          15.66         17.28         28.82
PEEK     Peekskill Financial Corp.         25.73       25.73         0.00          24.87         26.07         96.81
PERM     Permanent Bancorp Inc.             9.16        9.04         1.46           8.20          9.66         20.57
PERT     Perpetual Bank (MHC)              11.83       11.83         0.00          10.90         12.42         19.00
PETE     Primary Bank                       6.93        6.93         0.15           6.82          7.56         13.17
PFDC     Peoples Bancorp                   15.20       15.20         0.00          12.85         15.51         26.83
PFED     Park Bancorp Inc.                 22.53       22.53         0.00          17.67         22.81         48.04
PFFB     PFF Bancorp Inc.                  10.32       10.22         1.06           8.29         11.37         16.26
PFFC     Peoples Financial Corp.           27.21       27.21         0.00          20.00         27.44         45.30
PFNC     Progress Financial Corp.           5.26        4.68        11.67           6.68          6.02         10.56
PFSB     PennFed Financial Services Inc     7.36        6.23        16.36           5.64          7.56         12.22
PFSL     Pocahontas FS&LA (MHC)             6.36        6.36         0.00           6.36          6.82         16.56
PHBK     Peoples Heritage Finl Group        7.72        6.59        15.73           8.62          8.88         14.36
PHFC     Pittsburgh Home Financial Corp    10.92       10.81         1.11          24.02         11.44         10.60
PHSB     Peoples Home Savings Bk (MHC)      8.04        8.04         0.00             NA          8.70            NA
PKPS     Poughkeepsie Financial Corp.       8.37        8.37         0.00           6.89          9.45         11.95
PLSK     Pulaski Savings Bank (MHC)        11.91       11.91         0.00          11.91         12.37         29.15
PMFI     Perpetual Midwest Financial        8.53        8.53         0.00           8.00          9.28         12.60
PRBC     Prestige Bancorp Inc.             11.13       11.13         0.00          11.29         11.39         24.58
PROV     Provident Financial Holdings      13.88       13.88         0.00           9.89         15.04         16.15
PSBK     Progressive Bank Inc.              8.55        7.71        10.67           7.58          9.67         14.79

                                                       ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                               -----------------------------------------------------------

                                               NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                               LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME                  (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------        -----------------------------------------------------------
MERI     Meritrust Federal SB                  0.34     173.71      0.22     2.74      0.58        83.87
METF     Metropolitan Financial Corp.          0.29     253.69      0.49    12.41      0.74       117.94
MFBC     MFB Corp.                             0.00         NM      0.00     0.00      0.19       177.07
MFCX     Marshalltown Financial Corp.          0.00         NM      0.00     0.00      0.19           NM
MFFC     Milton Federal Financial Corp.        0.25     183.01      0.15     1.17      0.46        86.42
MFLR     Mayflower Co-operative Bank           1.19     127.05      0.81     8.36      1.52        92.14
MFSL     Maryland Federal Bancorp              0.33     139.56      0.44     5.21      0.46        85.38
MGNL     Magna Bancorp Inc.                    2.00      55.54      2.08    20.31      1.11        26.42
MIFC     Mid-Iowa Financial Corp.              0.03         NM      0.02     0.17      0.45           NM
MIVI     Mississippi View Holding Co.          0.43     447.15      0.28     1.47      1.91       370.39
MLBC     ML Bancorp Inc.                       0.89     193.13      0.46     6.57      1.71       163.34
MONT     Montgomery Financial Corp.            0.00         NM      0.12     1.18      0.20        20.00
MRKF     Market Financial Corp.                0.00         NM      0.00     0.00      0.20        12.24
MSBF     MSB Financial Inc.                    0.02         NM      0.06     0.36      0.44        61.34
MSBK     Mutual Savings Bank FSB               0.21     316.18      0.11     1.75      0.67       272.91
MWBI     Midwest Bancshares Inc.               0.74     109.06      0.77     11.1      0.81        63.17
MWBX     MetroWest Bank                        0.62     239.76      0.70     9.39      1.48       126.64
MWFD     Midwest Federal Financial             0.07         NM      0.12     1.35      1.05       658.13
NASB     North American Savings Bank           2.97      32.94      3.11    40.56      0.98        27.16
NBN      Northeast Bancorp                      1.4      94.76      1.37    17.69      1.32        77.15
NBSI     North Bancshares Inc.                 0.00         NM      0.00     0.00      0.27           NM
NEIB     Northeast Indiana Bancorp             0.42     170.55      0.40     2.60      0.71       159.54
NHTB     New Hampshire Thrift Bncshrs          0.60     175.73      0.70     9.11      1.05       125.20
NMSB     NewMil Bancorp Inc.                   1.36     234.19      0.87     8.83      3.18       152.08
NSLB     NS&L Bancorp Inc.                     0.03     466.67      0.02     0.08      0.13       210.00
NSSB     Norwich Financial Corp.               1.49     189.44      1.29    11.52      2.83       151.12
NSSY     Norwalk Savings Society               1.88      81.61      1.35    17.25      1.54           NA
NTMG     Nutmeg Federal S&LA                   0.54     101.63      0.77     9.23      0.55        40.69
NWEQ     Northwest Equity Corp.                1.53      38.70      1.25    10.93      0.59        38.04
NWSB     Northwest Savings Bank (MHC)          0.67      130.5      0.72     7.55      0.88        90.87
NYB      New York Bancorp Inc.                 1.67      58.08      1.09    21.47      0.97        48.76
OCFC     Ocean Financial Corp.                 0.91      94.78      0.55     3.38      0.87        79.68
OCN      Ocwen Financial Corp.                 1.33     100.26      5.11    58.42      1.34        17.43
OFCP     Ottawa Financial Corp.                0.18     230.99      0.16     1.86      0.42       112.76
OHSL     OHSL Financial Corp.                  0.01         NM      0.01     0.06      0.31       161.25
PALM     Palfed Inc.                           1.45      90.96      2.12    25.72      1.32        51.22
PAMM     PacificAmerica Money Center           2.33      95.13      3.47    16.11      2.22        27.75
PBCI     Pamrapo Bancorp Inc.                  3.12      41.42      2.14    16.82      1.29         26.1
PBCT     People's Bank (MHC)                   1.23     130.44       0.9    10.58      1.60       121.39
PBHC     Oswego City Savings Bk (MHC)          1.52      60.13      1.17    10.01      0.91        45.83
PBKB     People's Bancshares Inc.              1.51     103.99      0.82    14.27      1.57        91.19
PCBC     Perry County Financial Corp.          0.00         NM      0.00     0.00      0.19           NM
PCCI     Pacific Crest Capital                 1.27     132.05      1.29    18.21      1.67        79.26
PDB      Piedmont Bancorp Inc.                 0.80      99.13      0.65     3.93      0.79        71.58
PEEK     Peekskill Financial Corp.             2.33      57.97      0.71     2.75      1.35        27.98
PERM     Permanent Bancorp Inc.                2.12      46.62      1.09    11.90      0.99        45.43
PERT     Perpetual Bank (MHC)                  0.15     570.30      0.12     1.00      0.87       502.32
PETE     Primary Bank                          0.84     129.30      0.82    11.88      1.08        75.47
PFDC     Peoples Bancorp                       0.31     121.58      0.34     2.24      0.38        83.87
PFED     Park Bancorp Inc.                     0.46     160.26      0.21     0.94      0.73       134.41
PFFB     PFF Bancorp Inc.                      1.94      75.14      1.73    16.78      1.46        59.73
PFFC     Peoples Financial Corp.               0.00         NM      0.00     0.00      0.39           NM
PFNC     Progress Financial Corp.              0.75     143.11      1.46    27.66      1.08        51.92
PFSB     PennFed Financial Services Inc        0.74      37.80      0.59     8.04      0.28        33.53
PFSL     Pocahontas FS&LA (MHC)                0.23     481.94      0.10     1.52      1.12       308.72
PHBK     Peoples Heritage Finl Group           0.98     170.32      0.83    10.71      1.66       126.66
PHFC     Pittsburgh Home Financial Corp        2.07      36.82       1.6    14.64      0.76        32.18
PHSB     Peoples Home Savings Bk (MHC)           NA         NA      0.56     7.02      1.40           NA
PKPS     Poughkeepsie Financial Corp.          4.08      35.65      3.81    45.51      1.45        25.28
PLSK     Pulaski Savings Bank (MHC)            1.14      71.47      0.65     5.46      0.81        71.47
PMFI     Perpetual Midwest Financial           0.47     201.97      0.39     4.63      0.95       185.58
PRBC     Prestige Bancorp Inc.                 0.44      87.47      0.30     2.71      0.38        85.33
PROV     Provident Financial Holdings            NA         NA        NA       NA      1.31           NA
PSBK     Progressive Bank Inc.                 1.01     163.37      0.84     9.86      1.65       131.46

                                             PROFITABILITY AS OF THE MOST RECENT QUARTER
                                             -------------------------------------------

                                                   RETURN ON          RETURN ON
                                                   AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                        (%)                (%)
---------------------------------------      -------------------------------------------
MERI     Meritrust Federal SB                         1.27              15.91
METF     Metropolitan Financial Corp.                 0.64              16.35
MFBC     MFB Corp.                                    0.84               6.05
MFCX     Marshalltown Financial Corp.                 0.64               4.08
MFFC     Milton Federal Financial Corp.               0.74               5.44
MFLR     Mayflower Co-operative Bank                  1.05              11.03
MFSL     Maryland Federal Bancorp                     0.82               9.76
MGNL     Magna Bancorp Inc.                           1.68              16.90
MIFC     Mid-Iowa Financial Corp.                     1.62              17.62
MIVI     Mississippi View Holding Co.                 1.19               6.92
MLBC     ML Bancorp Inc.                              0.75              10.64
MONT     Montgomery Financial Corp.                   0.62               6.43
MRKF     Market Financial Corp.                       1.15               3.30
MSBF     MSB Financial Inc.                           1.50               8.84
MSBK     Mutual Savings Bank FSB                      0.08               1.29
MWBI     Midwest Bancshares Inc.                      0.81              11.75
MWBX     MetroWest Bank                               1.39              18.74
MWFD     Midwest Federal Financial                    1.48              16.98
NASB     North American Savings Bank                  1.57              20.06
NBN      Northeast Bancorp                            0.74               9.51
NBSI     North Bancshares Inc.                        0.58               4.07
NEIB     Northeast Indiana Bancorp                    1.20               7.88
NHTB     New Hampshire Thrift Bncshrs                 0.99              13.27
NMSB     NewMil Bancorp Inc.                          0.85               8.50
NSLB     NS&L Bancorp Inc.                            0.94               4.78
NSSB     Norwich Financial Corp.                      1.12              10.07
NSSY     Norwalk Savings Society                      0.72               9.02
NTMG     Nutmeg Federal S&LA                          0.63               8.64
NWEQ     Northwest Equity Corp.                       1.06               9.33
NWSB     Northwest Savings Bank (MHC)                 0.99              10.31
NYB      New York Bancorp Inc.                        1.64              32.37
OCFC     Ocean Financial Corp.                        1.03               6.10
OCN      Ocwen Financial Corp.                        2.75              32.29
OFCP     Ottawa Financial Corp.                       0.90              10.32
OHSL     OHSL Financial Corp.                         0.90               8.25
PALM     Palfed Inc.                                  0.88              10.80
PAMM     PacificAmerica Money Center                 13.21              58.78
PBCI     Pamrapo Bancorp Inc.                         1.37              10.69
PBCT     People's Bank (MHC)                          1.13              13.51
PBHC     Oswego City Savings Bk (MHC)                 1.35              11.70
PBKB     People's Bancshares Inc.                     0.91              16.19
PCBC     Perry County Financial Corp.                 1.14               6.10
PCCI     Pacific Crest Capital                        1.04              14.25
PDB      Piedmont Bancorp Inc.                        1.15               6.72
PEEK     Peekskill Financial Corp.                    1.13               4.38
PERM     Permanent Bancorp Inc.                       0.60               6.48
PERT     Perpetual Bank (MHC)                         1.06               8.77
PETE     Primary Bank                                (0.13)             (1.91)
PFDC     Peoples Bancorp                              1.53              10.08
PFED     Park Bancorp Inc.                            1.04               4.71
PFFB     PFF Bancorp Inc.                             0.57               5.47
PFFC     Peoples Financial Corp.                      0.92               3.39
PFNC     Progress Financial Corp.                     0.86              16.19
PFSB     PennFed Financial Services Inc               0.83              11.06
PFSL     Pocahontas FS&LA (MHC)                       0.66              10.39
PHBK     Peoples Heritage Finl Group                  1.30              16.19
PHFC     Pittsburgh Home Financial Corp               0.89               7.93
PHSB     Peoples Home Savings Bk (MHC)                0.68               8.44
PKPS     Poughkeepsie Financial Corp.                 0.56               6.59
PLSK     Pulaski Savings Bank (MHC)                   0.70               7.67
PMFI     Perpetual Midwest Financial                  0.51               5.97
PRBC     Prestige Bancorp Inc.                        0.68               5.98
PROV     Provident Financial Holdings                 0.74               5.27
PSBK     Progressive Bank Inc.                        1.00              11.92

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS


                                                                CAPITAL AS OF THE MOST RECENT QUARTER
                                           ------------------------------------------------------------------------------
                                                      TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +    TOTAL CAPITAL/
                                           EQUITY/    EQUITY/       ASSETS/      CORE CAP/     RESERVES/   RISK ADJUSTED
                                            ASSETS  TANG ASSETS      EQUITY        ASSETS       ASSETS         ASSETS
 TICKER             SHORT NAME               (%)        (%)                         (%)           (%)           (%)
---------------------------------------    ------------------------------------------------------------------------------
PSFC     Peoples-Sidney Financial Corp.     10.15      10.15          0.00         10.20         10.57          16.10
PSFI     PS Financial Inc.                  38.69      38.69          0.00         38.67         38.91         107.93
PTRS     Potters Financial Corp.             8.83       8.83          0.00          8.52         10.57          19.16
PULB     Pulaski Bank, Svgs Bank (MHC)      13.04      13.04          0.00         13.00         13.31          30.20
PULS     Pulse Bancorp                       8.05       8.05          0.00          7.46          8.50          28.02
PVFC     PVF Capital Corp.                   7.02       7.02             0          7.34          7.76          10.42
PVSA     Parkvale Financial Corporation      7.58       7.53          0.74          7.01          9.02          14.65
PWBC     PennFirst Bancorp Inc.              8.08       7.59          6.50          7.01          8.68          20.82
PWBK     Pennwood Bancorp Inc.              17.46      17.46          0.00         17.46         18.02          34.37
QCBC     Quaker City Bancorp Inc.            8.77       8.76          0.05          7.34          9.73          12.64
QCFB     QCF Bancorp Inc.                   18.09      18.09          0.00         11.01         18.99          27.97
QCSB     Queens County Bancorp Inc.         11.85      11.85          0.00         10.32         12.50          17.55
RARB     Raritan Bancorp Inc.                7.93       7.81          1.62          7.64          8.79          14.05
RCSB     RCSB Financial Inc.                 7.62       7.45          2.41          7.25          8.26          11.49
REDF     RedFed Bancorp Inc.                 8.46       8.42          0.41          7.99          9.46          11.97
RELI     Reliance Bancshares Inc.           48.85      48.85          0.00            NA         49.17             NA
RELY     Reliance Bancorp Inc.               8.23       6.07         27.95           5.6          8.49          15.16
RIVR     River Valley Bancorp               12.39      12.23          1.49         16.13         13.23          31.25
ROSE     TR Financial Corp.                  6.20       6.20          0.00          6.22          6.63          18.25
RSLN     Roslyn Bancorp Inc.                20.14      20.06          0.49         13.75         20.90          34.55
RVSB     Riverview Savings Bank (MHC)       11.24      10.36          8.71         10.62         11.62          21.30
SBFL     SB of the Finger Lakes (MHC)        9.58       9.58          0.00          9.56         10.12           24.8
SBOS     Boston Bancorp (The)               12.34      12.34          0.00         10.06         12.45          26.75
SCBS     Southern Community Bancshares      21.32      21.32          0.00            NA         22.47             NA
SCCB     S. Carolina Community Bancshrs     25.96      25.96          0.00          23.2         26.59           48.9
SECP     Security Capital Corp.             16.20      16.20          0.00         12.87         17.30          19.21
SFED     SFS Bancorp Inc.                   12.47      12.47             0         12.45         12.89          24.21
SFFC     StateFed Financial Corporation     17.78      17.78          0.00            NA            NA             NA
SFIN     Statewide Financial Corp.           9.73       9.71          0.18          9.36         10.13          24.62
SFNB     Security First Network Bank        35.16      34.83          1.44         40.30         35.29             NA
SFSB     SuburbFed Financial Corp.           6.48       6.46          0.38          5.82          6.68          13.58
SFSL     Security First Corp.                9.42       9.28          1.63          7.92         10.19          11.40
SGVB     SGV Bancorp Inc.                    7.31       7.19          1.65          6.34          7.61          14.43
SHEN     First Shenango Bancorp Inc.        10.95      10.95          0.00          8.89         11.68          18.17
SISB     SIS Bancorp Inc.                    7.20       7.20          0.00          6.99          8.34          13.13
SKAN     Skaneateles Bancorp Inc.            6.85       6.65          3.08          6.73          7.64          11.26
SKBO     First Carnegie Deposit (MHC)       16.45      16.45          0.00         16.40         16.73          59.00
SMBC     Southern Missouri Bancorp Inc.     15.67      15.67          0.00         12.61         16.08          25.01
SMFC     Sho-Me Financial Corp.              9.03       9.03          0.00          7.92          9.61          14.80
SOBI     Sobieski Bancorp Inc.              15.12      15.12          0.00            NA         15.36             NA
SOPN     First Savings Bancorp Inc.         22.84      22.84          0.00         22.78         23.04          52.15
SOSA     Somerset Savings Bank               6.33       6.33          0.00          6.29          7.71          10.22
SPBC     St. Paul Bancorp Inc.               8.60       8.58          0.30          8.49          9.35          16.99
SRN      Southern Banc Company Inc.         16.89      16.75          1.04            NA            NA             NA
SSB      Scotland Bancorp Inc               37.03      37.03          0.00         29.27         37.38          58.40
SSFC     South Street Financial Corp.       25.25      25.25          0.00         24.98         25.42          73.53
SSM      Stone Street Bancorp Inc.          28.85      28.85          0.00         25.34         29.36          46.98
STFR     St. Francis Capital Corp.           7.88       7.03         11.64          6.53          8.23          11.61
STND     Standard Financial Inc.            10.77      10.76          0.15          8.26         11.07          19.26
STSA     Sterling Financial Corp.            5.54       5.04          9.48          7.78          6.03          13.83
SVRN     Sovereign Bancorp Inc.              4.90       3.95         20.23          4.82          5.35          14.43
SWBI     Southwest Bancshares               11.00      11.00          0.00          8.23         11.20          16.97
SWCB     Sandwich Co-operative Bank          7.95       7.63          4.28          7.77          8.71          14.48
SZB      SouthFirst Bancshares Inc.         14.00      14.00          0.00         13.05         14.29          21.47
TBK      Tolland Bank                        6.94       6.76          2.87          7.00          8.10          13.10
THR      Three Rivers Financial Corp.       13.76      13.71          0.40         11.65         14.29          22.81
THRD     TF Financial Corporation           11.12       9.89         12.27          9.00         11.43          20.80
TPNZ     Tappan Zee Financial Inc.          17.02      17.02          0.00         13.50         17.56          37.70
TRIC     Tri-County Bancorp Inc.            15.32      15.32          0.00         12.79         15.78          39.77
TSBS     Peoples Bancorp Inc. (MHC)         16.88      15.71          8.25         15.55         17.29          27.49
TSH      Teche Holding Co.                  13.14      13.14          0.00         11.60         13.96          21.93
TWIN     Twin City Bancorp                  12.86      12.86          0.00         11.87         13.06          21.80
UBMT     United Financial Corp.             23.29      23.29          0.00            NA         23.36             NA
UFRM     United Federal Savings Bank         7.47       7.47          0.00          7.47          8.26          11.27

                                                       ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                               -----------------------------------------------------------

                                               NPLS/   RESERVES/   NPAS/     NPAS/   RESERVES/   RESERVES/
                                               LOANS      NPLS     ASSETS   EQUITY     LOANS     NPAS + 90
 TICKER             SHORT NAME                  (%)       (%)       (%)       (%)       (%)         (%)
---------------------------------------        -----------------------------------------------------------
PSFC     Peoples-Sidney Financial Corp.        0.76       60.06     0.70     6.89       0.45       42.00
PSFI     PS Financial Inc.                     1.77       28.66     0.79     2.03       0.51       28.66
PTRS     Potters Financial Corp.               0.79      350.66     0.50     5.63       2.78      350.66
PULB     Pulaski Bank, Svgs Bank (MHC)           NA          NA       NA       NA       0.33          NA
PULS     Pulse Bancorp                         2.32       83.23     0.57     7.03       1.93       65.20
PVFC     PVF Capital Corp.                     0.95       83.44     0.90    12.84       0.79       61.53
PVSA     Parkvale Financial Corporation        0.34      573.16     0.27     3.53       1.97      537.53
PWBC     PennFirst Bancorp Inc.                1.46      102.33     0.65     8.01       1.49       93.15
PWBK     Pennwood Bancorp Inc.                 1.00      103.30     0.62     3.55       1.03       57.43
QCBC     Quaker City Bancorp Inc.              1.34       88.64     1.31    14.93       1.19       74.10
QCFB     QCF Bancorp Inc.                      0.55      411.04     0.27     1.51       2.24      221.49
QCSB     Queens County Bancorp Inc.            0.55      134.79     0.57     4.84       0.74       95.23
RARB     Raritan Bancorp Inc.                  0.39      328.18     0.29     3.65       1.29      297.45
RCSB     RCSB Financial Inc.                   0.85      138.85     0.61     8.02       1.18       83.90
REDF     RedFed Bancorp Inc.                    1.7       67.61     2.19    25.85       1.15        45.7
RELI     Reliance Bancshares Inc.                NA          NA       NA       NA       0.53          NA
RELY     Reliance Bancorp Inc.                 1.62       34.96     0.77     9.39       0.57       33.33
RIVR     River Valley Bancorp                  0.53      193.60     0.49     3.97       1.03      170.62
ROSE     TR Financial Corp.                    0.80       99.87     0.45     7.18       0.80       90.99
RSLN     Roslyn Bancorp Inc.                   1.12      308.55     0.27     1.34       3.46      278.21
RVSB     Riverview Savings Bank (MHC)          0.20      278.46     0.14     1.20       0.56      278.46
SBFL     SB of the Finger Lakes (MHC)          1.35       86.35     0.69     7.25       1.16       76.89
SBOS     Boston Bancorp (The)                  1.41       42.86     0.65     5.23       0.61       18.09
SCBS     Southern Community Bancshares         3.67       52.99     2.16    10.15       1.94       46.17
SCCB     S. Carolina Community Bancshrs        1.60       50.96     1.78     6.85       0.81       35.52
SECP     Security Capital Corp.                0.15      939.03     0.12     0.74       1.44      918.65
SFED     SFS Bancorp Inc.                      0.87       66.24     0.68     5.44       0.57       57.17
SFFC     StateFed Financial Corporation          NA          NA       NA       NA         NA          NA
SFIN     Statewide Financial Corp.             0.69      120.69     0.38     3.89       0.83       95.58
SFNB     Security First Network Bank             NA          NA       NA       NA       1.28          NA
SFSB     SuburbFed Financial Corp.             0.76       41.27     0.48     7.44       0.31       41.27
SFSL     Security First Corp.                  0.31      274.51     0.28     2.98       0.85      273.91
SGVB     SGV Bancorp Inc.                        NA          NA       NA       NA       0.44          NA
SHEN     First Shenango Bancorp Inc.           0.57      202.57     0.53     4.88       1.15      135.75
SISB     SIS Bancorp Inc.                      0.90      275.22     0.43     5.97       2.48      244.29
SKAN     Skaneateles Bancorp Inc.              1.38       67.83     1.46    21.25       0.93       41.79
SKBO     First Carnegie Deposit (MHC)            NA          NA       NA       NA       0.68          NA
SMBC     Southern Missouri Bancorp Inc.        1.60       40.26     1.10     7.01       0.64       37.60
SMFC     Sho-Me Financial Corp.                0.13      506.95     0.13     1.41       0.66      425.11
SOBI     Sobieski Bancorp Inc.                 0.21      158.73     0.15     1.02       0.33      158.73
SOPN     First Savings Bancorp Inc.            0.13      241.60     0.08     0.37       0.31      241.60
SOSA     Somerset Savings Bank                 6.54       27.63     6.28    99.23       1.81       22.01
SPBC     St. Paul Bancorp Inc.                 0.24      459.15     0.21     2.46       1.09      232.75
SRN      Southern Banc Company Inc.              NA          NA     0.00     0.00         NA          NA
SSB      Scotland Bancorp Inc                  0.00          NM     0.00     0.00       0.50          NM
SSFC     South Street Financial Corp.          0.57       67.30     0.27     1.07       0.39       65.44
SSM      Stone Street Bancorp Inc.             0.00          NM     0.00     0.00       0.62      187.50
STFR     St. Francis Capital Corp.             0.34      236.32     0.16     2.03       0.80      181.58
STND     Standard Financial Inc.               0.36      139.53     0.22     2.07       0.50      136.61
STSA     Sterling Financial Corp.              0.60      136.19     0.61    10.96       0.82       79.43
SVRN     Sovereign Bancorp Inc.                0.71      101.34     0.53    10.72       0.72       78.85
SWBI     Southwest Bancshares                  0.41       67.34     0.30     2.72       0.28       67.34
SWCB     Sandwich Co-operative Bank            1.08      101.16     0.81    10.19       1.09       92.55
SZB      SouthFirst Bancshares Inc.            0.50       78.95     0.53     3.81       0.40       39.15
TBK      Tolland Bank                          2.93       63.86     2.13    30.73       1.87       54.09
THR      Three Rivers Financial Corp.          1.07          75     1.21     8.80        0.8       44.02
THRD     TF Financial Corporation              0.61      102.59     0.33     3.00       0.62       92.84
TPNZ     Tappan Zee Financial Inc.             2.59       45.58     1.28     7.55       1.18       31.27
TRIC     Tri-County Bancorp Inc.               0.00          NM     0.00     0.00       1.11          NM
TSBS     Peoples Bancorp Inc. (MHC)            0.81       83.09     0.52     3.08       0.67       55.92
TSH      Teche Holding Co.                     0.30      319.98     0.27     2.04       0.96      304.97
TWIN     Twin City Bancorp                     0.00          NM     0.08     0.60       0.29      130.95
UBMT     United Financial Corp.                  NA          NA       NA       NA       0.22          NA
UFRM     United Federal Savings Bank           0.66      147.82     0.54     7.22       0.98      135.44

                                               PROFITABILITY AS OF THE MOST RECENT QUARTER
                                               -------------------------------------------

                                                     RETURN ON          RETURN ON
                                                     AVG ASSETS         AVG EQUITY
 TICKER             SHORT NAME                          (%)                (%)
---------------------------------------        -------------------------------------------
PSFC     Peoples-Sidney Financial Corp.                  0.90               8.70
PSFI     PS Financial Inc.                               2.09               5.20
PTRS     Potters Financial Corp.                         1.01              11.31
PULB     Pulaski Bank, Svgs Bank (MHC)                   1.19               9.16
PULS     Pulse Bancorp                                   1.15              14.43
PVFC     PVF Capital Corp.                               1.39              20.03
PVSA     Parkvale Financial Corporation                  1.07              14.75
PWBC     PennFirst Bancorp Inc.                          0.71               8.98
PWBK     Pennwood Bancorp Inc.                           0.80               4.34
QCBC     Quaker City Bancorp Inc.                        0.75               8.49
QCFB     QCF Bancorp Inc.                                1.55               8.53
QCSB     Queens County Bancorp Inc.                      1.54              12.67
RARB     Raritan Bancorp Inc.                            1.05              13.26
RCSB     RCSB Financial Inc.                             0.82              10.67
REDF     RedFed Bancorp Inc.                             1.07              12.70
RELI     Reliance Bancshares Inc.                        0.24               0.49
RELY     Reliance Bancorp Inc.                           0.90              11.10
RIVR     River Valley Bancorp                            0.91               7.51
ROSE     TR Financial Corp.                              0.96              15.91
RSLN     Roslyn Bancorp Inc.                             1.42               6.74
RVSB     Riverview Savings Bank (MHC)                    1.31              11.72
SBFL     SB of the Finger Lakes (MHC)                    0.40               4.19
SBOS     Boston Bancorp (The)                            3.18              28.19
SCBS     Southern Community Bancshares                   1.20               5.55
SCCB     S. Carolina Community Bancshrs                  1.05               4.04
SECP     Security Capital Corp.                          1.60              10.04
SFED     SFS Bancorp Inc.                                0.63               5.07
SFFC     StateFed Financial Corporation                  1.55               8.78
SFIN     Statewide Financial Corp.                       0.82               8.78
SFNB     Security First Network Bank                   (33.43)            (85.49)
SFSB     SuburbFed Financial Corp.                       0.67              10.28
SFSL     Security First Corp.                            1.35              14.52
SGVB     SGV Bancorp Inc.                                0.49               6.70
SHEN     First Shenango Bancorp Inc.                     1.21              11.04
SISB     SIS Bancorp Inc.                                0.85              11.88
SKAN     Skaneateles Bancorp Inc.                        0.73              10.62
SKBO     First Carnegie Deposit (MHC)                    0.62               4.88
SMBC     Southern Missouri Bancorp Inc.                  1.02               6.41
SMFC     Sho-Me Financial Corp.                          1.38              15.06
SOBI     Sobieski Bancorp Inc.                           0.57               3.72
SOPN     First Savings Bancorp Inc.                      1.80               7.60
SOSA     Somerset Savings Bank                           1.33              21.70
SPBC     St. Paul Bancorp Inc.                           1.11              12.65
SRN      Southern Banc Company Inc.                      0.49               2.93
SSB      Scotland Bancorp Inc                            1.50               4.08
SSFC     South Street Financial Corp.                    1.22               4.89
SSM      Stone Street Bancorp Inc.                       0.98               2.77
STFR     St. Francis Capital Corp.                       0.95              11.55
STND     Standard Financial Inc.                         0.77               7.02
STSA     Sterling Financial Corp.                        0.57              10.41
SVRN     Sovereign Bancorp Inc.                          0.82              16.45
SWBI     Southwest Bancshares                            1.08              10.01
SWCB     Sandwich Co-operative Bank                      0.93              11.61
SZB      SouthFirst Bancshares Inc.                      0.52               3.73
TBK      Tolland Bank                                    0.83              11.83
THR      Three Rivers Financial Corp.                    0.80               5.68
THRD     TF Financial Corporation                        0.79               7.17
TPNZ     Tappan Zee Financial Inc.                       0.86               4.98
TRIC     Tri-County Bancorp Inc.                         1.10               7.24
TSBS     Peoples Bancorp Inc. (MHC)                      1.46               8.62
TSH      Teche Holding Co.                               0.93               6.90
TWIN     Twin City Bancorp                               0.98               7.64
UBMT     United Financial Corp.                          1.41               6.14
UFRM     United Federal Savings Bank                     0.62               8.34

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                                 CAPITAL AS OF THE MOST RECENT QUARTER
                                                                  ---------------------------------------------------------------
                                                                               TANGIBLE     INTANGIBLE    REGULATORY    EQUITY +
                                                                  EQUITY/      EQUITY/       ASSETS/      CORE CAP/     RESERVES/
                                                                   ASSETS    TANG ASSETS      EQUITY        ASSETS       ASSETS
TICKER                   SHORT NAME                                 (%)          (%)                         (%)           (%)
-------------------------------------------------                 ---------------------------------------------------------------
USAB               USABancshares, Inc.                             10.76         10.58         1.89         10.80        11.19
VABF               Virginia Beach Fed. Financial                    6.85          6.85         0.00          6.75         7.56
VFFC               Virginia First Financial Corp.                   8.06          7.80         3.47          7.66         9.14
WAMU               Washington Mutual Inc.                           5.24          5.00         4.84            NA         5.99
WAYN               Wayne Savings & Loan Co. (MHC)                   9.25          9.25         0.00          9.23         9.62
WBST               Webster Financial Corp.                          5.02          4.32        14.57          5.98         5.90
WCBI               Westco Bancorp                                  15.24         15.24         0.00         12.90        15.53
WCFB               Webster City Federal SB (MHC)                   23.35         23.35         0.00         23.35        23.75
WEFC               Wells Financial Corp.                           14.19         14.19         0.00         10.82        14.53
WEHO               Westwood Homestead Fin. Corp.                   29.41         29.41         0.00         24.49        29.57
WES                Westcorp                                         9.05          9.03         0.27         10.43        10.05
WFI                Winton Financial Corp.                           7.11          6.97         2.12          6.80         7.38
WFSG               Wilshire Financial Services                      5.76          5.76         0.00            NA        11.59
WFSL               Washington Federal Inc.                         12.08         11.15         8.66         10.34        12.52
WHGB               WHG Bancshares Corp.                            20.66         20.66         0.00         15.11        20.89
WOFC               Western Ohio Financial Corp.                    13.79         12.98         6.78         12.69        14.24
WRNB               Warren Bancorp Inc.                             10.37         10.37         0.00          9.73        11.50
WSB                Washington Savings Bank, FSB                     8.30          8.30         0.00          7.81         8.77
WSFS               WSFS Financial Corporation                       5.20          5.16         0.83          6.41         6.85
WSTR               WesterFed Financial Corp.                       10.91          8.92        19.99          8.54        11.40
WVFC               WVS Financial Corp.                             11.16         11.16         0.00         11.44        11.84
WWFC               Westwood Financial Corporation                   9.13          8.21        10.90          6.84         9.33
WYNE               Wayne Bancorp Inc.                              13.35         13.35         0.00         10.13        14.12
YFCB               Yonkers Financial Corporation                   14.90         14.90         0.00         12.60        15.27
YFED               York Financial Corp.                             8.61          8.61         0.00          7.48         9.16
                                                                  ---------------------------------------------------------------
                   Average                                         12.33         12.12         2.92         10.78        12.94

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                          CAPITAL AS OF THE MOST RECENT QUARTER
                                                          --------------------------------------
                                                                  TOTAL CAPITAL/
                                                                  RISK ADJUSTED
                                                                      ASSETS
TICKER                   SHORT NAME                                    (%)
-------------------------------------------------         --------------------------------------
USAB               USABancshares, Inc.                                26.70
VABF               Virginia Beach Fed. Financial                      12.51
VFFC               Virginia First Financial Corp.                     11.77
WAMU               Washington Mutual Inc.                                NA
WAYN               Wayne Savings & Loan Co. (MHC)                     17.80
WBST               Webster Financial Corp.                            13.71
WCBI               Westco Bancorp                                     28.00
WCFB               Webster City Federal SB (MHC)                      53.43
WEFC               Wells Financial Corp.                              19.09
WEHO               Westwood Homestead Fin. Corp.                      40.57
WES                Westcorp                                           10.65
WFI                Winton Financial Corp.                             11.00
WFSG               Wilshire Financial Services                           NA
WFSL               Washington Federal Inc.                            18.88
WHGB               WHG Bancshares Corp.                               32.25
WOFC               Western Ohio Financial Corp.                       24.21
WRNB               Warren Bancorp Inc.                                14.61
WSB                Washington Savings Bank, FSB                       19.59
WSFS               WSFS Financial Corporation                         10.45
WSTR               WesterFed Financial Corp.                          14.54
WVFC               WVS Financial Corp.                                25.77
WWFC               Westwood Financial Corporation                     19.26
WYNE               Wayne Bancorp Inc.                                 23.31
YFCB               Yonkers Financial Corporation                      35.18
YFED               York Financial Corp.                               11.95
                                                          --------------------------------------
                   Average                                            22.20

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                          ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                                           ----------------------------------------------------------------------
                                                            NPLS/     RESERVES/     NPAS/        NPAS/      RESERVES/   RESERVES/
                                                            LOANS        NPLS       ASSETS      EQUITY        LOANS     NPAS + 90
TICKER                   SHORT NAME                          (%)         (%)         (%)          (%)          (%)         (%)
-------------------------------------------------          ----------------------------------------------------------------------
USAB               USABancshares, Inc.                      1.55        63.50       0.67         6.27          0.99       63.50
VABF               Virginia Beach Fed. Financial            0.14       658.51       0.68         9.97          0.93       56.59
VFFC               Virginia First Financial Corp.           1.76        67.88       2.29        28.37          1.19       47.29
WAMU               Washington Mutual Inc.                   0.93       120.37       0.81        15.36          1.12       93.26
WAYN               Wayne Savings & Loan Co. (MHC)           0.49        92.46       0.72         7.83          0.45       50.94
WBST               Webster Financial Corp.                  1.04       139.92       0.85        16.89          1.45      103.47
WCBI               Westco Bancorp                           0.54        69.42       0.60         3.95          0.38       47.07
WCFB               Webster City Federal SB (MHC)            0.23       293.75       0.26         1.11          0.69      152.85
WEFC               Wells Financial Corp.                    0.21       176.10       0.21         1.49          0.37      121.72
WEHO               Westwood Homestead Fin. Corp.            0.00           NM       0.00         0.00          0.21      255.81
WES                Westcorp                                 1.04       186.87       0.74         8.19          1.95      134.25
WFI                Winton Financial Corp.                   0.14       220.20       0.29         4.05          0.32       78.21
WFSG               Wilshire Financial Services                NA           NA         NA           NA          8.13          NA
WFSL               Washington Federal Inc.                  0.62        96.71       0.73         6.05          0.60       59.65
WHGB               WHG Bancshares Corp.                     0.18       160.96       0.15         0.71          0.29      160.96
WOFC               Western Ohio Financial Corp.             0.43       135.80       0.34         2.50          0.58          NA
WRNB               Warren Bancorp Inc.                      1.00       178.96       1.08        10.44          1.79       98.45
WSB                Washington Savings Bank, FSB               NA           NA         NA           NA          0.92          NA
WSFS               WSFS Financial Corporation               2.41       109.64       1.66        31.85          2.65       96.79
WSTR               WesterFed Financial Corp.                0.24       306.59       0.17         1.53          0.73      191.01
WVFC               WVS Financial Corp.                      0.55       230.13       0.30         2.65          1.25      230.13
WWFC               Westwood Financial Corporation           0.00           NM       0.00         0.00          0.55      159.15
WYNE               Wayne Bancorp Inc.                       1.38        83.64       0.91         6.83          1.15       83.50
YFCB               Yonkers Financial Corporation            1.17        87.61       0.57         3.85          1.02       65.11
YFED               York Financial Corp.                     0.09       675.05       1.24        14.38          0.64       23.05
                                                           ----------------------------------------------------------------------
                   Average                                  0.90       158.71       0.77         8.88          0.96      128.26

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                             PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                             -------------------------------------------
                                                                     RETURN ON          RETURN ON
                                                                     AVG ASSETS         AVG EQUITY
TICKER                   SHORT NAME                                     (%)                (%)
-------------------------------------------------            ------------------------------------------
USAB               USABancshares, Inc.                                   0.98               8.43
VABF               Virginia Beach Fed. Financial                         0.65               9.65
VFFC               Virginia First Financial Corp.                        1.11              13.59
WAMU               Washington Mutual Inc.                                1.01              19.07
WAYN               Wayne Savings & Loan Co. (MHC)                        0.79               8.62
WBST               Webster Financial Corp.                               0.84              16.69
WCBI               Westco Bancorp                                        1.49               9.78
WCFB               Webster City Federal SB (MHC)                         1.45               6.18
WEFC               Wells Financial Corp.                                 1.07               7.51
WEHO               Westwood Homestead Fin. Corp.                         0.99               3.23
WES                Westcorp                                              1.12              12.12
WFI                Winton Financial Corp.                                1.02              14.30
WFSG               Wilshire Financial Services                           1.78              30.72
WFSL               Washington Federal Inc.                               1.89              15.84
WHGB               WHG Bancshares Corp.                                  0.93               4.37
WOFC               Western Ohio Financial Corp.                          0.45               3.34
WRNB               Warren Bancorp Inc.                                   1.83              17.88
WSB                Washington Savings Bank, FSB                          0.73               8.78
WSFS               WSFS Financial Corporation                            1.12              21.27
WSTR               WesterFed Financial Corp.                             0.90               8.23
WVFC               WVS Financial Corp.                                   1.21              10.92
WWFC               Westwood Financial Corporation                        0.88               9.45
WYNE               Wayne Bancorp Inc.                                    0.83               6.02
YFCB               Yonkers Financial Corporation                         1.11               7.37
YFED               York Financial Corp.                                  0.95              11.27
                                                             -------------------------------------------
                   Average                                               0.94               9.59

                                                                   Page 16 of 32

               EXHIBIT 5
  SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                        CAPITAL AS OF THE MOST RECENT QUARTER
                                                 ----------------------------------------------------------------------------------
                                                             TANGIBLE     INTANGIBLE     REGULATORY     EQUITY +      TOTAL CAPITAL/
                                                 EQUITY/     EQUITY/       ASSETS/       CORE CAP/      RESERVES/     RISK ADJUSTED
TICKER              SHORT NAME                    ASSETS   TANG ASSETS      EQUITY         ASSETS        ASSETS           ASSETS
                COMPARABLE THRIFT DATA             (%)         (%)            (%)            (%)            (%)             (%)
--------------------------------------------     ----------------------------------------------------------------------------------
CATB         Catskill Financial Corp.             25.04        25.04         0.00          20.72         25.69             61.36
CEBK         Central Co-operative Bank             9.93         8.98        10.53             NA         10.75                NA
FBER         1st Bergen Bancorp                   14.19        14.19         0.00          10.30         15.27             29.40
FIBC         Financial Bancorp Inc.                9.36         9.32         0.50           7.32          9.85             18.86
FKFS         First Keystone Financial              7.31         7.31         0.00           7.33          7.80             16.92
FSBI         Fidelity Bancorp Inc.                 6.75         6.75         0.00           9.17          7.25             18.91
LFBI         Little Falls Bancorp Inc.            13.27        12.39         7.63           9.00         13.63             27.17
LSBX         Lawrence Savings Bank                 8.69         8.69         0.00           9.07          9.68             17.71
PBCI         Pamrapo Bancorp Inc.                 12.74        12.65         0.77          12.49         13.46             27.04
PHFC         Pittsburgh Home Financial Corp       10.92        10.81         1.11          24.02         11.44             10.60
WVFC         WVS Financial Corp.                  11.16        11.16         0.00          11.44         11.84             25.77
                                                 ----------------------------------------------------------------------------------
             Average                              11.76        11.57         1.87          12.09         12.42             25.37
             Maximum                              25.04        25.04        10.53          24.02         25.69             61.36
             Minimum                               6.75         6.75         0.00           0.00          7.25              0.00

               EXHIBIT 5
  SELECTED DATA ON ALL PUBLIC THRIFTS
                                                             ASSET QUALITY AS OF THE MOST RECENT QUARTER
                                                -------------------------------------------------------------------
                                                NPLS/    RESERVES/     NPAS/      NPAS/     RESERVES/     RESERVES/
TICKER              SHORT NAME                  LOANS       NPLS       ASSETS    EQUITY       LOANS       NPAS + 90
                COMPARABLE THRIFT DATA           (%)        (%)         (%)        (%)         (%)           (%)
--------------------------------------------    -------------------------------------------------------------------
CATB         Catskill Financial Corp.           0.76      195.59       0.47       1.86         1.48        140.85
CEBK         Central Co-operative Bank          1.24       97.49       0.85       8.52         1.21         97.49
FBER         1st Bergen Bancorp                 1.76      141.84       0.83       5.87         2.50        129.82
FIBC         Financial Bancorp Inc.             1.62       54.85       1.71      18.29         0.89         26.91
FKFS         First Keystone Financial           1.75       47.78       1.60      21.90         0.84         30.58
FSBI         Fidelity Bancorp Inc.              0.57      176.30       0.31       4.65         1.01        112.57
LFBI         Little Falls Bancorp Inc.          1.93       42.62       0.98       7.39         0.82         33.93
LSBX         Lawrence Savings Bank              0.36      642.25       0.30       3.48         2.29        328.94
PBCI         Pamrapo Bancorp Inc.               3.12       41.42       2.14      16.82         1.29         26.1
PHFC         Pittsburgh Home Financial Corp     2.07       36.82       1.6       14.64         0.76         32.18
WVFC         WVS Financial Corp.                0.55      230.13       0.30       2.65         1.25        230.13
                                                -------------------------------------------------------------------
             Average                            1.43      155.19       1.01       9.64         1.30        108.14
             Maximum                            3.12      642.25       2.14      21.90         2.50        328.94
             Minimum                            0.36       36.82       0.30       1.86         0.76         26.10

               EXHIBIT 5
  SELECTED DATA ON ALL PUBLIC THRIFTS
                                                 PROFITABILITY AS OF THE MOST RECENT QUARTER
                                                 -------------------------------------------
                                                          RETURN ON          RETURN ON
TICKER              SHORT NAME                            AVG ASSETS         AVG EQUITY
                COMPARABLE THRIFT DATA                       (%)                (%)
--------------------------------------------     -------------------------------------------
CATB         Catskill Financial Corp.                         1.36               5.28
CEBK         Central Co-operative Bank                        0.73               7.16
FBER         1st Bergen Bancorp                               0.85               5.57
FIBC         Financial Bancorp Inc.                           0.97              10.07
FKFS         First Keystone Financial                         0.86              11.94
FSBI         Fidelity Bancorp Inc.                            0.76              11.08
LFBI         Little Falls Bancorp Inc.                        0.63               4.75
LSBX         Lawrence Savings Bank                            1.62              18.78
PBCI         Pamrapo Bancorp Inc.                             1.37              10.69
PHFC         Pittsburgh Home Financial Corp                   0.89               7.93
WVFC         WVS Financial Corp.                              1.21              10.92
                                                 -------------------------------------------
             Average                                          1.02               9.47
             Maximum                                          1.62              18.78
             Minimum                                          0.63               4.75

                      EXHIBIT 5
         SELECTED DATA ON ALL PUBLIC THRIFTS

                                                               INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                  --------------------------------------------------------------------------
                                                    NET      INTEREST    INTEREST   NET INTEREST  NONINTEREST  NONINTEREST
                                                  INTEREST   INCOME/     EXPENSE/      INCOME/      INCOME/     EXPENSE/
                                                   MARGIN   AVG ASSETS  AVG ASSETS   AVG ASSETS    AVG ASSETS  AVG ASSETS
TICKER            SHORT NAME                        (%)        (%)          (%)          (%)          (%)          (%)
---------------------------------------------     --------------------------------------------------------------------------
%CAL           California Federal Bank, a FSB       2.73       6.87        4.38         2.49         0.95         2.31
%CCMD          Chevy Chase Bank, FSB                4.55       7.73        3.92         3.81         4.65         7.16
AABC           Access Anytime Bancorp, Inc.         3.05       6.90        3.94         2.96         0.67         3.05
AADV           Advantage Bancorp Inc.               3.20       7.57        4.49         3.08         0.65         2.19
ABBK           Abington Bancorp Inc.                3.40       7.30        4.05         3.25         0.79         2.59
ABCL           Alliance Bancorp Inc.                2.73       6.93        4.29         2.64         1.23         2.61
ABCW           Anchor BanCorp Wisconsin             3.02       7.59        4.69         2.90         0.70         2.12
AFBC           Advance Financial Bancorp            3.82       7.55        3.83         3.73         0.27         2.53
AFCB           Affiliated Community Bancorp         3.38       7.50        4.21         3.30         0.16         1.61
AFED           AFSALA Bancorp Inc.                  3.55       6.97        3.59         3.38         0.22         2.24
AFFFZ          America First Financial Fund         2.92       7.14        4.34         2.81         0.35         1.79
AHCI           Ambanc Holding Co.                   3.42       7.22        3.92         3.30         0.24         2.73
AHM            Ahmanson & Company (H.F.)            2.68       7.08        4.52         2.56         0.53         1.74
ALBC           Albion Banc Corp.                    3.53       7.53        4.14         3.39         0.46         3.20
ALBK           ALBANK Financial Corp.               4.00       7.44        3.65         3.79         0.35         2.27
AMFC           AMB Financial Corp.                  3.65       7.48        3.90         3.58         0.59         2.92
ANA            Acadiana Bancshares Inc.             3.68       7.61        4.01         3.60         0.37         2.47
ANBK           American National Bancorp            3.30       7.64        4.45         3.19         0.16         2.13
ANDB           Andover Bancorp Inc.                 3.20       7.23        4.15         3.08         0.44         1.88
ASBI           Ameriana Bancorp                     3.16       7.41        4.38         3.03         0.55         2.22
ASBP           ASB Financial Corp.                  3.31       7.58        4.33         3.26         0.30         1.99
ASFC           Astoria Financial Corp.              2.62       7.02        4.45         2.56         0.18         1.38
ATSB           AmTrust Capital Corp.                2.85       7.03        4.30         2.73         0.47         2.74
AVND           Avondale Financial Corp.             4.93       9.35        4.63         4.72         1.20         4.12
BANC           BankAtlantic Bancorp Inc.            3.77       7.61        4.15         3.46         0.88         2.84
BDJI           First Federal Bancorporation         3.25       7.23        4.14         3.09         0.48         2.42
BFD            BostonFed Bancorp Inc.               3.47       7.19        3.87         3.32         0.39         2.32
BFFC           Big Foot Financial Corp.             3.21       6.61        3.49         3.11         0.14         2.19
BFSB           Bedford Bancshares Inc.              4.04       7.73        3.86         3.87         0.46         2.29
BKC            American Bank of Connecticut         3.32       7.22        4.03         3.19         0.52         1.79
BKCT           Bancorp Connecticut Inc.             3.83       7.60        3.85         3.75         0.32         2.01
BKUNA          BankUnited Financial Corp.           2.23       7.32        5.18         2.14         0.22         1.49
BNKU           Bank United Corp.                    2.55       7.30        4.90         2.40         0.78         1.96
BPLS           Bank Plus Corp.                      2.50       6.96        4.54         2.42         0.34         2.29
BSBC           Branford Savings Bank                4.33       7.63        3.38         4.25         0.40         3.35
BTHL           Bethel Bancorp                       4.39       8.43        4.25         4.18         0.73         3.83
BVCC           Bay View Capital Corp.               2.87       7.70        4.87         2.82         0.49         2.18
BWFC           Bank West Financial Corp.            3.13       7.32        4.36         2.95         0.51         2.49
BYFC           Broadway Financial Corp.             4.49       7.60        3.26         4.34         0.50         3.86
CAFI           Camco Financial Corp.                3.61       7.65        4.23         3.42         0.54         2.39
CAPS           Capital Savings Bancorp Inc.         3.22       7.63        4.46         3.17         0.55         2.08
CASB           Cascade Financial Corp.              2.77       7.68        5.01         2.68         0.32         2.07
CASH           First Midwest Financial Inc.         3.30       7.87        4.68         3.19         0.37         1.99
CATB           Catskill Financial Corp.             4.15       7.31        3.22         4.09         0.14         1.90
CBCI           Calumet Bancorp Inc.                 3.92       7.89        4.26         3.63         0.14         1.17
CBES           CBES Bancorp Inc.                    4.42       7.95        3.68         4.27         0.53         3.02
CBK            Citizens First Financial Corp.       3.33       7.49        4.30         3.19         0.49         2.61
CBSA           Coastal Bancorp Inc.                 2.05       6.98        4.98         1.99         0.22         1.47
CBSB           Charter Financial Inc.               3.87       7.66        4.04         3.62         0.61         2.17
CCFH           CCF Holding Company                  4.01       7.49        3.72         3.76         0.83         5.11
CEBK           Central Co-operative Bank            3.60       6.98        3.60         3.38         0.23         2.43
CENB           Century Bancorp Inc.                 4.07       7.61        3.75         3.85         0.08         1.16
CENF           CENFED Financial Corp.               2.32       7.26        5.02         2.25         0.35         1.43
CFB            Commercial Federal Corp.             2.54       7.40        4.95         2.45         0.87         1.71
CFBC           Community First Banking Co.          3.83       7.56        3.88         3.68         0.94         3.47
CFCP           Coastal Financial Corp.              3.95       7.95        4.22         3.72         0.65         2.46
CFFC           Community Financial Corp.            3.97       7.84        4.03         3.81         0.40         2.30
CFNC           Carolina Fincorp Inc.                3.97       7.41        3.55         3.87         0.50         2.41
CFSB           CFSB Bancorp Inc.                    3.09       7.37        4.34         3.02         0.65         1.88
CFTP           Community Federal Bancorp            3.64       7.00        3.40         3.60         0.19         1.78
CFX            CFX Corp.                            3.94       7.37        3.77         3.61         0.75         2.92
CIBI           Community Investors Bancorp          3.51       7.70        4.29         3.41         0.17         1.99
CKFB           CKF Bancorp Inc.                     3.86       7.63        3.83         3.79         0.09         1.67
CLAS           Classic Bancshares Inc.              3.86       7.23        3.60         3.63         0.33         2.81

                                                   INCOME STATEMENT AS
                                                       OF THE MOST       BALANCE SHEET GROWTH AS OF     MARKET DATA AS OF THE
                                                     RECENT QUARTER       THE MOST RECENT QUARTER        MOST RECENT QUARTER
                                                  ---------------------  --------------------------  ----------------------------
                                                                           ASSET   LOAN    DEPOSIT      MRQ       MRQ      MRQ
                                                   EFFICIENCY  OVERHEAD   GROWTH  GROWTH    GROWTH    MARKET     PRICE    PRICE
                                                      RATIO      RATIO     RATE    RATE      RATE      VALUE   PER SHARE  HIGH
TICKER            SHORT NAME                           (%)        (%)       (%)      (%)      (%)       ($)       ($)      ($)
---------------------------------------------     ---------------------  --------------------------  ----------------------------
%CAL           California Federal Bank, a FSB         63.24      49.16     7.26    (9.37)    (8.46)        NA        NA       NA
%CCMD          Chevy Chase Bank, FSB                  80.49      56.67     0.13   (14.05)    41.61         NA        NA       NA
AABC           Access Anytime Bancorp, Inc.           83.94      80.31    (6.91)   39.96    (11.31)      7.75     5.938    5.938
AADV           Advantage Bancorp Inc.                 55.93      46.61    (0.76)    0.46     (9.54)    145.52    38.250   40.750
ABBK           Abington Bancorp Inc.                  62.37      53.25     7.48     0.52      6.48      60.73    25.500   25.750
ABCL           Alliance Bancorp Inc.                  67.38      52.24    27.76   (25.91)     6.53     180.39    30.125   30.656
ABCW           Anchor BanCorp Wisconsin               58.61      48.62     8.68     7.90      4.23     248.84    24.375   25.000
AFBC           Advance Financial Bancorp              63.36      60.70    13.45     6.24     16.77      17.08    14.000   14.500
AFCB           Affiliated Community Bancorp           47.51      44.90    13.43    10.52      6.80     172.25    23.500   25.000
AFED           AFSALA Bancorp Inc.                    62.20      59.76    18.20     8.16     21.47      23.64    14.625   14.813
AFFFZ          America First Financial Fund           64.04      59.59     1.39    13.76     (0.33)    241.93    39.125   39.563
AHCI           Ambanc Holding Co.                     73.97      72.08     5.74    31.38     18.84      65.24    16.250   16.625
AHM            Ahmanson & Company (H.F.)              48.49      37.77    (9.57)   (2.46)   (19.27)  5,323.10    43.188   47.125
ALBC           Albion Banc Corp.                      83.05      80.77    13.95     6.41     16.03       5.81    23.000   23.000
ALBK           ALBANK Financial Corp.                 51.99      47.55    12.12     7.45     (0.21)    510.15    39.500   41.000
AMFC           AMB Financial Corp.                    70.14      65.24     2.29    10.93    (12.37)     13.98    14.000   15.000
ANA            Acadiana Bancshares Inc.               62.54      58.67     8.12    19.71     (4.51)     59.42    19.813   20.000
ANBK           American National Bancorp              57.64      55.47    10.41    19.55      9.69      70.91    14.375   14.750
ANDB           Andover Bancorp Inc.                   51.22      44.21    13.67     7.09     27.31     159.60    30.375   31.125
ASBI           Ameriana Bancorp                       62.00      55.17    (4.41)    7.79      5.76      70.26    16.500   17.000
ASBP           ASB Financial Corp.                    56.10      52.11    10.42    14.98     11.12      22.59    11.750   12.250
ASFC           Astoria Financial Corp.                45.55      41.67    (1.30)   44.32      4.54   1,024.54    47.500   47.500
ATSB           AmTrust Capital Corp.                  85.66      83.20    (6.58)   (2.97)    10.48       6.71    12.125   12.250
AVND           Avondale Financial Corp.               69.01      61.11   (17.73)  (36.74)    23.78      51.11    14.500   17.500
BANC           BankAtlantic Bancorp Inc.              63.10      53.69    (6.15)   17.80    (12.30)    283.13    14.125   14.500
BDJI           First Federal Bancorporation           68.40      63.49    10.67    11.47      3.33      14.59    20.250   20.250
BFD            BostonFed Bancorp Inc.                 64.26      60.05    14.84     9.50     27.11     107.35    17.688   17.750
BFFC           Big Foot Financial Corp.               66.76      65.27     4.11    26.48     (2.43)     44.60    14.875   15.000
BFSB           Bedford Bancshares Inc.                52.90      47.30    12.01    10.92      9.01      27.42    23.875   23.875
BKC            American Bank of Connecticut           46.25      37.43    11.74    (0.10)     7.81      85.31    35.938   36.000
BKCT           Bancorp Connecticut Inc.               49.49      45.13    14.15    13.85     10.98      82.35    25.500   26.250
BKUNA          BankUnited Financial Corp.             61.17      57.19    97.45    92.92     35.37     109.76     9.875   10.375
BNKU           Bank United Corp.                      51.00      35.12    15.87    11.62     14.54   1,291.47    38.000   38.375
BPLS           Bank Plus Corp.                        74.91      71.38    29.06    22.56     29.35     220.85    10.875   11.500
BSBC           Branford Savings Bank                  70.75      68.03    20.58    (7.69)    14.44      33.21     4.688    4.750
BTHL           Bethel Bancorp                         75.36      71.06     3.68    (5.87)    (7.28)     15.15    13.250   13.250
BVCC           Bay View Capital Corp.                 63.53      57.25     6.78     1.58    (18.75)    343.95    26.250   26.750
BWFC           Bank West Financial Corp.              71.93      67.05    23.55    33.45      9.56      32.00    13.500   14.250
BYFC           Broadway Financial Corp.               76.99      74.31    11.73    (4.55)    14.75       9.19    11.000   11.250
CAFI           Camco Financial Corp.                  59.81      53.51    14.73    18.67      8.22      57.05    17.738   17.857
CAPS           Capital Savings Bancorp Inc.           55.84      48.16     7.74     5.90      4.25      29.80    17.375   18.250
CASB           Cascade Financial Corp.                68.12      64.34    17.94    28.82     22.87      33.42    12.000   16.800
CASH           First Midwest Financial Inc.           52.83      47.43     5.02    17.48      7.69      51.26    16.625   17.500
CATB           Catskill Financial Corp.               45.69      43.82    15.04     1.78      4.26      79.60    15.500   16.000
CBCI           Calumet Bancorp Inc.                   46.83      44.83     1.62    (3.00)     5.23      89.71    38.000   39.500
CBES           CBES Bancorp Inc.                      62.53      57.92    15.48    12.47     38.31      18.19    16.813   17.500
CBK            Citizens First Financial Corp.         70.90      66.47    (0.06)   11.77     (3.49)     43.02    15.500   16.750
CBSA           Coastal Bancorp Inc.                   62.31      58.21    15.61    35.32     14.90     149.15    29.750   29.750
CBSB           Charter Financial Inc.                 47.05      38.18    (1.57)    0.43     (0.83)     84.03    17.750   18.000
CCFH           CCF Holding Company                   111.24     113.71    63.77    63.22     32.40      13.94    16.500   16.750
CEBK           Central Co-operative Bank              64.92      62.48    29.25    (0.46)    11.33      40.77    18.000   18.500
CENB           Century Bancorp Inc.                   29.58      28.09     7.47    10.97      7.69      32.38    69.500   71.000
CENF           CENFED Financial Corp.                 52.78      45.36     5.68    (2.19)    (5.66)    205.87    34.500   34.500
CFB            Commercial Federal Corp.               47.98      29.52    11.29    11.19     (3.64)    991.43    37.125   37.625
CFBC           Community First Banking Co.            74.86      68.41    93.10     7.50     51.79      76.33        NA       NA
CFCP           Coastal Financial Corp.                55.62      47.90    14.98     7.71     (0.24)    112.54    23.000   23.000
CFFC           Community Financial Corp.              54.51      49.69    18.38    15.50      2.24      27.74    22.750   23.250
CFNC           Carolina Fincorp Inc.                  55.12      49.34    10.43    22.25     11.82      32.63    15.375   15.375
CFSB           CFSB Bancorp Inc.                      50.86      40.29     5.36     9.1       0.51     135.06    23.25    24.75
CFTP           Community Federal Bancorp              47.02      44.26     5.80     7.64      3.00      79.85    18.000   19.875
CFX            CFX Corp.                              65.90      58.83    26.27    44.04     11.39     272.73    21.000   21.000
CIBI           Community Investors Bancorp            55.61      53.43   (21.11)   12.51      4.98      14.41    12.750   13.500
CKFB           CKF Bancorp Inc.                       42.86      41.46     4.09     9.34     (5.97)     18.05    19.250   20.500
CLAS           Classic Bancshares Inc.                68.49      65.63    (3.13)   21.40     (5.61)     18.43    14.000   14.750

                                                         MARKET DATA AS OF THE
                                                          MOST RECENT QUARTER
                                                    ----------------------------------
                                                     MRQ    MRQ PUBLICLY  MRQ TANGIBLE
                                                    PRICE     REPORTED    PUBLICLY REP
                                                     LOW     BOOK VALUE    BOOK VALUE
TICKER            SHORT NAME                         ($)         ($)          ($)
---------------------------------------------       ----------------------------------
%CAL           California Federal Bank, a FSB           NA         NA           NA
%CCMD          Chevy Chase Bank, FSB                    NA         NA           NA
AABC           Access Anytime Bancorp, Inc.          5.250       6.53         6.53
AADV           Advantage Bancorp Inc.               36.500      29.04        27.15
ABBK           Abington Bancorp Inc.                20.500      18.73        16.87
ABCL           Alliance Bancorp Inc.                27.750      23.40        23.11
ABCW           Anchor BanCorp Wisconsin             21.000      26.49        25.99
AFBC           Advance Financial Bancorp            12.750      14.75        14.75
AFCB           Affiliated Community Bancorp         19.200      16.75        16.65
AFED           AFSALA Bancorp Inc.                  12.563      15.92        15.92
AFFFZ          America First Financial Fund         29.500      28.97        28.61
AHCI           Ambanc Holding Co.                   12.688      14.29        14.29
AHM            Ahmanson & Company (H.F.)            35.250      20.35        17.34
ALBC           Albion Banc Corp.                    18.125      23.96        23.96
ALBK           ALBANK Financial Corp.               34.000      25.85        22.59
AMFC           AMB Financial Corp.                  13.125      14.62        14.62
ANA            Acadiana Bancshares Inc.             17.500      16.98        16.98
ANBK           American National Bancorp            12.625      13.08        13.08
ANDB           Andover Bancorp Inc.                 26.250      19.58        19.58
ASBI           Ameriana Bancorp                     15.250      13.49        13.48
ASBP           ASB Financial Corp.                  11.500      10.15        10.15
ASFC           Astoria Financial Corp.              34.750      28.59        24.01
ATSB           AmTrust Capital Corp.                10.000      13.72        13.57
AVND           Avondale Financial Corp.             12.750      15.85        15.85
BANC           BankAtlantic Bancorp Inc.            12.125       6.83         5.61
BDJI           First Federal Bancorporation         17.750      17.61        17.61
BFD            BostonFed Bancorp Inc.               14.375      15.37        14.86
BFFC           Big Foot Financial Corp.             13.250      14.35        14.35
BFSB           Bedford Bancshares Inc.              19.000      17.75        17.75
BKC            American Bank of Connecticut         31.125      21.77        20.90
BKCT           Bancorp Connecticut Inc.             22.000      17.33        17.33
BKUNA          BankUnited Financial Corp.            8.500       7.59         6.15
BNKU           Bank United Corp.                    28.250      18.44        17.99
BPLS           Bank Plus Corp.                       9.625       9.27         9.25
BSBC           Branford Savings Bank                 3.625       2.64         2.64
BTHL           Bethel Bancorp                       11.000      13.71        11.51
BVCC           Bay View Capital Corp.               22.625      15.12        12.69
BWFC           Bank West Financial Corp.            11.250      12.88        12.88
BYFC           Broadway Financial Corp.             10.750      14.65        14.65
CAFI           Camco Financial Corp.                16.667      14.58        13.45
CAPS           Capital Savings Bancorp Inc.         12.750      11.28        11.28
CASB           Cascade Financial Corp.              11.600       8.78         8.78
CASH           First Midwest Financial Inc.         15.000      15.62        13.84
CATB           Catskill Financial Corp.             13.938      15.08        15.08
CBCI           Calumet Bancorp Inc.                 34.250      36.47        36.47
CBES           CBES Bancorp Inc.                    14.000      17.08        17.08
CBK            Citizens First Financial Corp.       14.625      16.14        16.14
CBSA           Coastal Bancorp Inc.                 22.750      19.63        16.32
CBSB           Charter Financial Inc.               16.750      13.71        12.13
CCFH           CCF Holding Company                  15.750      14.36        14.36
CEBK           Central Co-operative Bank            15.875      17.40        15.57
CENB           Century Bancorp Inc.                 62.000      73.45        73.45
CENF           CENFED Financial Corp.               26.375      20.85        20.81
CFB            Commercial Federal Corp.             32.125      19.77        17.53
CFBC           Community First Banking Co.              NA         NA           NA
CFCP           Coastal Financial Corp.              16.125       6.69         6.69
CFFC           Community Financial Corp.            21.500      18.86        18.86
CFNC           Carolina Fincorp Inc.                14.125      13.74        13.74
CFSB           CFSB Bancorp Inc.                    19.318      12.65        12.65
CFTP           Community Federal Bancorp            17.125      13.96        13.96
CFX            CFX Corp.                            15.500      10.52         9.84
CIBI           Community Investors Bancorp          11.500      11.96        11.96
CKFB           CKF Bancorp Inc.                     18.000      16.97        16.97
CLAS           Classic Bancshares Inc.              12.250      14.87        12.57

                 EXHIBIT 5
    SELECTED DATA ON ALL PUBLIC THRIFTS

                                                               INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                  --------------------------------------------------------------------------
                                                    NET      INTEREST    INTEREST   NET INTEREST  NONINTEREST  NONINTEREST
                                                  INTEREST   INCOME/     EXPENSE/      INCOME/      INCOME/     EXPENSE/
                                                   MARGIN   AVG ASSETS  AVG ASSETS   AVG ASSETS    AVG ASSETS  AVG ASSETS
TICKER            SHORT NAME                        (%)        (%)          (%)          (%)          (%)          (%)
---------------------------------------------     --------------------------------------------------------------------------
CMRN         Cameron Financial Corp               4.08         8.00        4.10         3.90         0.09         1.84
CMSB         Commonwealth Bancorp Inc.            3.40         6.93        3.76         3.18         0.54         2.97
CMSV         Community Savings FA (MHC)           3.52         7.26        3.94         3.32         0.56         2.61
CNIT         CENIT Bancorp Inc.                   3.26         7.29        4.22         3.07         0.66         2.39
CNSB         CNS Bancorp Inc.                     3.66         7.22        3.70         3.53         0.16         2.14
CNY          Carver Bancorp Inc.                  2.97         6.49        3.65         2.84         0.30         2.45
COFI         Charter One Financial                2.82         7.36        4.62         2.74         0.49         1.32
CONE         Conestoga Bancorp, Inc.              2.84         6.42        3.68         2.73         0.16         2.05
COOP         Cooperative Bankshares Inc.          3.02         7.35        4.42         2.92         0.14         2.03
CRZY         Crazy Woman Creek Bancorp            3.71         7.37        3.73         3.64         0.13         1.75
CSA          Coast Savings Financial              2.73         7.04        4.61         2.43         0.55         1.69
CSBF         CSB Financial Group Inc.             3.40         6.68        3.40         3.28         0.19         2.58
CTZN         CitFed Bancorp Inc.                  2.51         7.01        4.62         2.39         1.13         2.00
CVAL         Chester Valley Bancorp Inc.          3.86         7.65        3.87         3.78         0.38         2.53
DCBI         Delphos Citizens Bancorp Inc.        3.96         7.32        3.45         3.86         0.19         1.70
DIBK         Dime Financial Corp.                 3.44         7.34        3.97         3.37         0.23         1.61
DIME         Dime Community Bancorp Inc.          4.07         7.38        3.50         3.87         0.27         2.22
DME          Dime Bancorp Inc.                    2.51         6.87        4.45         2.41         0.44         1.52
DNFC         D & N Financial Corp.                3.09         7.74        4.73         3.02         0.41         2.13
DSL          Downey Financial Corp.               2.75         7.29        4.66         2.63         0.26         1.76
EBSI         Eagle Bancshares                     4.15         8.39        4.55         3.85         1.55         3.96
EFBC         Empire Federal Bancorp Inc.          4.46         7.13        2.75         4.38         0.65         2.40
EFBI         Enterprise Federal Bancorp           2.98         7.70        4.77         2.93         0.04         1.58
EGFC         Eagle Financial Corp.                3.31         7.05        3.88         3.17         0.33         2.38
EGLB         Eagle BancGroup Inc.                 2.64         7.27        4.72         2.55         0.20         2.18
EIRE         Emerald Isle Bancorp Inc.            3.58         7.78        4.30         3.48         0.17         2.10
EMLD         Emerald Financial Corp.              2.87         7.54        4.74         2.80         0.27         1.52
EQSB         Equitable Federal Savings Bank       2.38         7.22        4.91         2.31         0.52         1.75
ESBK         Elmira Savings Bank (The)            3.73         7.56        4.04         3.52         0.83         3.42
ESX          Essex Bancorp Inc.                   3.14         7.90        4.94         2.96         1.29         3.63
ETFS         East Texas Financial Services        3.06         6.97        3.96         3.01         0.23         2.20
FAB          FirstFed America Bancorp Inc.        3.06         7.19        4.24         2.96         0.47         1.89
FBBC         First Bell Bancorp Inc.              2.39         7.02        4.66         2.36         0.09         0.73
FBCI         Fidelity Bancorp Inc.                3.00         7.33        4.40         2.94         0.24         1.88
FBCV         1ST Bancorp                          2.69         7.57        5.01         2.56         0.31         2.58
FBER         1st Bergen Bancorp                   3.58         7.24        3.78         3.46         0.08         2.07
FBHC         Fort Bend Holding Corp.              3.38         7.01        3.95         3.07         1.87         3.93
FBNW         FirstBank Corp.                      4.04         7.95        4.12         3.83         0.78         4.06
FBSI         First Bancshares Inc.                3.52         7.62        4.27         3.35         0.34         2.10
FCB          Falmouth Co-Operative Bank           3.70         6.64        3.03         3.61         0.12         2.63
FCBF         FCB Financial Corp.                  3.76         8.40        4.71         3.69         0.40         1.97
FCME         First Coastal Corp.                  4.35         7.97        3.94         4.02         0.38         3.26
FDEF         First Defiance Financial             4.25         7.80        3.76         4.04         0.23         2.45
FED          FirstFed Financial Corp.             2.32         7.11        4.89         2.21         0.23         1.01
FESX         First Essex Bancorp Inc.             3.32         7.58        4.38         3.19         0.23         2.00
FFBA         First Colorado Bancorp Inc.          3.35         7.17        3.96         3.21         0.35         1.57
FFBH         First Federal Bancshares of AR       3.25         7.62        4.42         3.20         0.25         2.19
FFBI         First Financial Bancorp Inc.         3.08         7.42        4.44         2.97         0.60         2.99
FFBS         FFBS BanCorp Inc.                    3.74         7.51        3.83         3.68         0.43         1.97
FFBZ         First Federal Bancorp Inc.           3.96         7.71        4.14         3.58         0.54         2.47
FFCH         First Financial Holdings Inc.        3.11         7.50        4.50         3.00         0.73         2.25
FFDB         FirstFed Bancorp Inc.                3.72         7.70        4.11         3.59         0.52         2.50
FFDF         FFD Financial Corp.                  3.34         6.88        3.58         3.30         0.07         1.83
FFED         Fidelity Federal Bancorp             2.59         7.81        5.38         2.43         1.85         3.11
FFES         First Federal of East Hartford       2.40         6.79        4.45         2.34         0.16         1.42
FFFC         FFVA Financial Corp.                 3.82         7.87        4.16         3.71         0.22         1.82
FFFD         North Central Bancshares Inc.        4.07         7.61        3.67         3.94         1.16         2.17
FFFG         F.F.O. Financial Group Inc.          3.78         7.61        4.03         3.58         0.75         3.09
FFFL         Fidelity Bankshares Inc. (MHC)       3.31         7.26        4.13         3.13         0.41         2.49
FFHC         First Financial Corp.                3.42         7.56        4.27         3.29         0.78         1.85
FFHH         FSF Financial Corp.                  3.13         7.44        4.40         3.04         0.42         1.96
FFHS         First Franklin Corporation           2.76         7.24        4.57         2.68         0.17         1.73
FFIC         Flushing Financial Corp.             3.92         7.55        3.79         3.77         0.21         2.10
FFKY         First Federal Financial Corp.        4.24         7.95        3.96         3.98         0.58         2.09

                                                   INCOME STATEMENT AS
                                                       OF THE MOST       BALANCE SHEET GROWTH AS OF     MARKET DATA AS OF THE
                                                     RECENT QUARTER       THE MOST RECENT QUARTER        MOST RECENT QUARTER
                                                  ---------------------  --------------------------  ----------------------------
                                                                           ASSET   LOAN    DEPOSIT      MRQ       MRQ      MRQ
                                                   EFFICIENCY  OVERHEAD   GROWTH  GROWTH    GROWTH    MARKET     PRICE    PRICE
                                                      RATIO      RATIO     RATE    RATE      RATE      VALUE   PER SHARE  HIGH
TICKER            SHORT NAME                           (%)        (%)       (%)      (%)      (%)       ($)       ($)      ($)
---------------------------------------------     ---------------------  --------------------------  ----------------------------
CMRN         Cameron Financial Corp                  46.10      44.87     21.07     17.08     0.59      46.95    18.000   18.000
CMSB         Commonwealth Bancorp Inc.               72.23      67.51      9.48     25.68     5.69     295.98    16.375   16.625
CMSV         Community Savings FA (MHC)              67.33      61.80     10.24     13.48     1.88     166.70    22.000   22.375
CNIT         CENIT Bancorp Inc.                      62.06      53.93      1.56     35.33    18.26      81.41    48.750   48.750
CNSB         CNS Bancorp Inc.                        58.17      56.24      1.01     19.65     0.07      28.93    16.625   17.000
CNY          Carver Bancorp Inc.                     76.07      73.53     (9.19)    73.95     4.61      27.63    11.750   12.250
COFI         Charter One Financial                   40.05      29.39     14.94     25.48    (3.16)  2,612.42    53.875   53.875
CONE         Conestoga Bancorp, Inc.                 70.85      69.16      4.86     (4.86)    5.85         NA    20.625   20.780
COOP         Cooperative Bankshares Inc.             66.40      64.75      4.52      8.81     4.02      41.77    22.000   22.000
CRZY         Crazy Woman Creek Bancorp               46.48      44.58     17.16      0.98     7.49      13.85    13.500   13.750
CSA          Coast Savings Financial                 54.81      44.52     13.90      2.17    (4.96)    923.81    45.438   46.000
CSBF         CSB Financial Group Inc.                70.71      69.02      7.07     (4.82)    6.29      11.18    12.000   12.500
CTZN         CitFed Bancorp Inc.                     53.83      32.06     21.82     48.77     9.92     401.69    38.750   38.750
CVAL         Chester Valley Bancorp Inc.             60.57      56.63     24.23     20.85    30.47      45.40    20.250   21.750
DCBI         Delphos Citizens Bancorp Inc.           41.95      39.03      0.35     16.10    (0.39)     34.66    15.000   15.000
DIBK         Dime Financial Corp.                    42.94      39.02     29.20     (3.31)   39.99     152.00    25.500   26.000
DIME         Dime Community Bancorp Inc.             47.83      44.17     25.14     39.70     0.47     252.86    20.000   20.000
DME          Dime Bancorp Inc.                       51.74      42.86     35.15     29.36    15.11   2,087.34    17.500   19.000
DNFC         D & N Financial Corp.                   61.89      56.68     21.03     33.47     5.08     172.03    19.250   19.250
DSL          Downey Financial Corp.                  62.33      58.66     29.26     38.03    12.16     614.87    23.625   23.625
EBSI         Eagle Bancshares                        75.30      65.37     11.95     15.22    15.34      94.80    17.875   17.922
EFBC         Empire Federal Bancorp Inc.             47.65      39.83      2.33      7.50    (7.96)     40.83    14.375   14.625
EFBI         Enterprise Federal Bancorp              52.98      52.39     11.78     32.92     8.00      39.02    19.125   19.125
EGFC         Eagle Financial Corp.                   57.59      53.22    132.62    129.04   111.26     226.54    30.375   30.750
EGLB         Eagle BancGroup Inc.                    79.66      78.09      8.86     24.56    (2.73)     20.58    15.500   15.875
EIRE         Emerald Isle Bancorp Inc.               57.41      55.31     12.49     17.64    16.66      56.76    19.625   19.625
EMLD         Emerald Financial Corp.                 48.88      43.98      9.82      8.18     8.21      70.27    14.500   15.000
EQSB         Equitable Federal Savings Bank          60.61      51.69     16.48     19.84     9.65      22.58    37.000   38.500
ESBK         Elmira Savings Bank (The)               77.15      71.79      9.36     (6.59)    5.95      17.13    19.875   21.250
ESX          Essex Bancorp Inc.                      75.22      64.40     22.58      3.74    26.28       2.05     1.000    1.625
ETFS         East Texas Financial Services           68.06      65.60      3.61     21.39    (2.18)     19.61    18.000   18.375
FAB          FirstFed America Bancorp Inc.           54.61      47.46     16.80     27.61     1.23     176.32    17.750   18.250
FBBC         First Bell Bancorp Inc.                 29.78      27.24      3.02     12.24    10.48     103.77    16.750   16.750
FBCI         Fidelity Bancorp Inc.                   58.76      55.39      3.15      9.90     6.01      62.47    18.500   19.500
FBCV         1ST Bancorp                             86.62      85.02     (3.81)   (12.70)   (6.34)     24.43    30.063   33.250
FBER         1st Bergen Bancorp                      60.27      59.30     51.48     (5.42)   10.61      55.51    15.250   15.750
FBHC         Fort Bend Holding Corp.                 80.47      68.57     31.98     54.59    29.35      28.85    29.250   30.500
FBNW         FirstBank Corp.                         88.21      85.82     47.92     43.49    17.03      34.47        NA       NA
FBSI         First Bancshares Inc.                   56.38      51.93      9.81     14.08    12.06      26.57    20.000   20.500
FCB          Falmouth Co-Operative Bank              70.61      69.65     15.82     34.54    18.19      25.09    16.500   16.500
FCBF         FCB Financial Corp.                     48.16      42.61    376.15    319.48   429.52     108.96    25.250   25.500
FCME         First Coastal Corp.                     72.04      69.41      3.29      9.99     2.85      14.61     9.750   10.000
FDEF         First Defiance Financial                56.31      53.84      4.52      5.24     5.43     137.78    14.625   14.625
FED          FirstFed Financial Corp.                42.35      36.35      6.15      5.24   (14.43)    369.00    31.063   31.063
FESX         First Essex Bancorp Inc.                54.87      51.56     34.38      4.12    13.16     135.07    17.500   17.500
FFBA         First Colorado Bancorp Inc.             44.53      38.56      0.23      6.65    (3.08)    311.61    19.125   19.875
FFBH         First Federal Bancshares of AR          66.37      63.71     11.88     11.04    11.81     103.74    20.125   20.625
FFBI         First Financial Bancorp Inc.            83.79      80.54    (37.03)  (100.44)    4.34       7.89    18.125   18.750
FFBS         FFBS BanCorp Inc.                       47.98      41.83      6.48     13.97     4.17      35.82    24.500   24.500
FFBZ         First Federal Bancorp Inc.              60.34      54.36     19.98     12.90     1.72      29.08    18.250   19.000
FFCH         First Financial Holdings Inc.           60.32      50.73     16.27      8.76     2.31     218.51    32.000   32.000
FFDB         FirstFed Bancorp Inc.                   59.26      53.40     (3.58)    (7.44)   (4.68)     20.43    17.750   18.500
FFDF         FFD Financial Corp.                     54.43      53.47     (4.05)    13.06     1.61      21.46    14.000   14.000
FFED         Fidelity Federal Bancorp                72.52      51.53    (15.20)    (2.83)   (5.16)     23.32     9.000   10.000
FFES         First Federal of East Hartford          57.14      54.26      3.65     17.96     3.73      91.74    29.250   30.375
FFFC         FFVA Financial Corp.                    45.64      42.44      6.63      3.72     2.84     135.62    27.250   27.250
FFFD         North Central Bancshares Inc.           42.48      25.59     18.42      8.40    11.74      54.16    15.500   16.000
FFFG         F.F.O. Financial Group Inc.             70.89      64.79      3.74     10.25    (6.05)     52.79     4.875    5.125
FFFL         Fidelity Bankshares Inc. (MHC)          68.67      64.53     31.24     27.45    19.20     191.28    19.750   20.250
FFHC         First Financial Corp.                   44.06      30.76      8.47      7.28     2.19   1,185.86    29.375   29.375
FFHH         FSF Financial Corp.                     56.68      50.62     11.89     17.69    (5.90)     53.83    17.375   17.500
FFHS         First Franklin Corporation              59.32      56.68      1.25      3.33     1.30      23.54    19.750   20.750
FFIC         Flushing Financial Corp.                52.71      50.05     24.08     43.49    (0.40)    175.04    22.000   23.500
FFKY         First Federal Financial Corp.           44.41      36.31      5.46      7.34     5.98      90.70    18.500   21.000

                                                         MARKET DATA AS OF THE
                                                          MOST RECENT QUARTER
                                                    ----------------------------------
                                                     MRQ    MRQ PUBLICLY  MRQ TANGIBLE
                                                    PRICE     REPORTED    PUBLICLY REP
                                                     LOW     BOOK VALUE    BOOK VALUE
TICKER            SHORT NAME                         ($)         ($)          ($)
---------------------------------------------       ----------------------------------
CMRN         Cameron Financial Corp                 15.875      17.18        17.18
CMSB         Commonwealth Bancorp Inc.              13.500      12.89        10.08
CMSV         Community Savings FA (MHC)             19.625      15.95        15.95
CNIT         CENIT Bancorp Inc.                     40.000      31.12        28.58
CNSB         CNS Bancorp Inc.                       15.000      14.84        14.84
CNY          Carver Bancorp Inc.                     9.125      14.93        14.32
COFI         Charter One Financial                  42.250      21.15        19.80
CONE         Conestoga Bancorp, Inc.                20.125      17.58        17.58
COOP         Cooperative Bankshares Inc.            20.500      18.03        18.03
CRZY         Crazy Woman Creek Bancorp              13.000      14.68        14.68
CSA          Coast Savings Financial                38.500      24.06        23.75
CSBF         CSB Financial Group Inc.               11.000      12.99        12.27
CTZN         CitFed Bancorp Inc.                    33.000      22.83        20.56
CVAL         Chester Valley Bancorp Inc.            16.500      13.15        13.15
DCBI         Delphos Citizens Bancorp Inc.          12.438      14.93        14.93
DIBK         Dime Financial Corp.                   18.000      13.52        13.08
DIME         Dime Community Bancorp Inc.            16.625      14.58        12.56
DME          Dime Bancorp Inc.                      14.875      10.21         9.74
DNFC         D & N Financial Corp.                  17.250      10.84        10.72
DSL          Downey Financial Corp.                 18.095      15.26        15.05
EBSI         Eagle Bancshares                       15.250      12.45        12.45
EFBC         Empire Federal Bancorp Inc.            12.500      15.65        15.65
EFBI         Enterprise Federal Bancorp             15.250      15.79        15.78
EGFC         Eagle Financial Corp.                  26.750      22.02        17.19
EGLB         Eagle BancGroup Inc.                   14.750      16.69        16.69
EIRE         Emerald Isle Bancorp Inc.              17.000      13.39        13.39
EMLD         Emerald Financial Corp.                11.375       9.03         8.89
EQSB         Equitable Federal Savings Bank         33.250      25.80        25.80
ESBK         Elmira Savings Bank (The)              19.250      20.72        19.87
ESX          Essex Bancorp Inc.                      1.000       0.49         0.31
ETFS         East Texas Financial Services          16.875      19.97        19.97
FAB          FirstFed America Bancorp Inc.          13.625      15.35        15.35
FBBC         First Bell Bancorp Inc.                14.500      10.78        10.78
FBCI         Fidelity Bancorp Inc.                  18.500      18.22        18.18
FBCV         1ST Bancorp                            30.000      32.00        31.35
FBER         1st Bergen Bancorp                     12.875      13.47        13.47
FBHC         Fort Bend Holding Corp.                23.750      23.23        21.64
FBNW         FirstBank Corp.                            NA         NA           NA
FBSI         First Bancshares Inc.                  19.000      20.27        20.24
FCB          Falmouth Co-Operative Bank             13.250      15.40        15.40
FCBF         FCB Financial Corp.                    20.125      18.80        18.80
FCME         First Coastal Corp.                     8.875      10.35        10.35
FDEF         First Defiance Financial               12.375      12.60        12.60
FED          FirstFed Financial Corp.               22.5        19.14        18.93
FESX         First Essex Bancorp Inc.               14.500      11.57        10.05
FFBA         First Colorado Bancorp Inc.            16.000      11.79        11.63
FFBH         First Federal Bancshares of AR         17.500      16.36        16.36
FFBI         First Financial Bancorp Inc.           15.500      17.62        17.62
FFBS         FFBS BanCorp Inc.                      21.500      16.97        16.97
FFBZ         First Federal Bancorp Inc.             17.000       8.81         8.80
FFCH         First Financial Holdings Inc.          23.750      16.03        16.03
FFDB         FirstFed Bancorp Inc.                  14.375      14.48        13.20
FFDF         FFD Financial Corp.                    13.000      14.51        14.51
FFED         Fidelity Federal Bancorp                8.750       5.17         5.17
FFES         First Federal of East Hartford         23.000      23.63        23.63
FFFC         FFVA Financial Corp.                   20.500      17.41        17.04
FFFD         North Central Bancshares Inc.          15.000      14.81        14.81
FFFG         F.F.O. Financial Group Inc.             3.875       2.57         2.57
FFFL         Fidelity Bankshares Inc. (MHC)         18.750      12.36        12.27
FFHC         First Financial Corp.                  24.500      11.67        11.37
FFHH         FSF Financial Corp.                    16.375      16.04        16.04
FFHS         First Franklin Corporation             17.000      17.17        17.06
FFIC         Flushing Financial Corp.               18.000      16.68        16.68
FFKY         First Federal Financial Corp.          18.250      12.40        11.67

                                    EXHIBIT 5
                       SELECTED DATA ON ALL PUBLIC THRIFTS

                                                       INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                          --------------------------------------------------------------------------
                                            NET      INTEREST    INTEREST   NET INTEREST  NONINTEREST  NONINTEREST
                                          INTEREST   INCOME/     EXPENSE/      INCOME/      INCOME/     EXPENSE/
                                           MARGIN   AVG ASSETS  AVG ASSETS   AVG ASSETS    AVG ASSETS  AVG ASSETS
TICKER    SHORT NAME                        (%)        (%)          (%)          (%)          (%)          (%)
-------------------------------------     --------------------------------------------------------------------------
FFLC     FFLC Bancorp Inc.                 3.55         7.35         4.00         3.35         0.23         2.01
FFOH     Fidelity Financial of Ohio        3.15         7.32         4.29         3.03         0.21         1.76
FFPB     First Palm Beach Bancorp Inc.     3.00         7.47         4.59         2.88         0.38         2.18
FFSL     First Independence Corp.          2.86         7.37         4.58         2.80         0.25         1.95
FFSX     First Fed SB of Siouxland(MHC)    3.12         7.46         4.47         2.98         0.60         2.39
FFWC     FFW Corp.                         3.25         7.69         4.54         3.15         0.46         2.05
FFWD     Wood Bancorp Inc.                 4.26         8.09         3.98         4.11         0.25         2.27
FFYF     FFY Financial Corp.               3.77         7.82         4.15         3.67         0.18         1.85
FGHC     First Georgia Holding Inc.        4.31         8.37         4.45         3.92         0.79         3.11
FIBC     Financial Bancorp Inc.            3.89         7.41         3.69         3.71         0.23         2.09
FISB     First Indiana Corporation         4.36         8.39         4.23         4.17         0.81         2.78
FKFS     First Keystone Financial          3.35         7.33         4.11         3.22         0.31         2.18
FKKY     Frankfort First Bancorp Inc.      3.69         7.25         3.64         3.61         0.04         2.05
FLAG     FLAG Financial Corp.              3.68         7.38         4.04         3.34         1.26         3.38
FLFC     First Liberty Financial Corp.     3.92         7.88         4.31         3.58         0.81         2.67
FLGS     Flagstar Bancorp Inc.             2.80         7.09         4.63         2.46         4.01         3.99
FLKY     First Lancaster Bancshares        4.99         8.08         3.16         4.93         0.00         2.64
FMBD     First Mutual Bancorp Inc.         2.98         6.93         4.17         2.76         0.35         2.45
FMCO     FMS Financial Corporation         3.77         7.28         3.68         3.60         0.44         2.36
FMSB     First Mutual Savings Bank         3.70         8.37         4.70         3.67         0.34         2.23
FNGB     First Northern Capital Corp.      3.28         7.26         4.10         3.16         0.44         2.12
FOBC     Fed One Bancorp                   3.44         7.26         3.91         3.35         0.16         1.99
FPRY     First Financial Bancorp           3.15         7.62         4.63         2.98         0.52         2.92
FRC      First Republic Bancorp            2.52         7.80         5.30         2.50         0.16         1.53
FSBI     Fidelity Bancorp Inc.             3.02         6.91         3.97         2.93         0.24         1.86
FSFC     First Southeast Financial Corp    3.32         7.50         4.30         3.20         0.33         1.75
FSLA     First Savings Bank (MHC)          3.21         7.10         3.99         3.11         0.20         1.73
FSNJ     Bayonne Bancshares Inc.           2.48         6.71         4.28         2.43         0.26         1.76
FSPG     First Home Bancorp Inc.           3.06         7.59         4.61         2.98         0.22         1.83
FSPT     FirstSpartan Financial Corp.      3.53         7.51         4.06         3.45         0.40         2.06
FSSB     First FS&LA of San Bernardino     3.67         7.74         4.33         3.41         0.89         4.27
FSTC     First Citizens Corp.              4.56         7.90         3.57         4.33         0.66        (0.81)
FTF      Texarkana First Financial Corp    4.02         8.01         4.09         3.92         0.45         1.39
FTFC     First Federal Capital Corp.       3.07         7.47         4.56         2.91         1.22         2.54
FTNB     Fulton Bancorp Inc.               3.69         7.50         3.87         3.63         0.49         2.43
FTSB     Fort Thomas Financial Corp.       4.27         8.66         4.47         4.19         0.30         2.33
FWWB     First SB of Washington Bancorp    3.79         7.82         4.18         3.64          0.3         1.93
GAF      GA Financial Inc.                 3.67         7.27         3.74         3.54         0.23         1.99
GBCI     Glacier Bancorp Inc.              4.65         7.85         3.56         4.29         1.44         2.99
GDVS     Greater Delaware Valley (MHC)     3.53         7.14         3.72         3.42         0.23         2.28
GDW      Golden West Financial             2.31         7.13         4.89         2.24         0.17         0.81
GFCO     Glenway Financial Corp.           3.27         7.52         4.37         3.15         0.26         2.03
GFED     Guaranty Federal SB (MHC)         3.55         7.78         4.39         3.39         0.32         2.13
GFSB     GFS Bancorp Inc.                  3.59         8.21         4.64         3.56         0.24         1.79
GOSB     GSB Financial Corp.               2.89         5.52         2.72         2.81         0.20         2.31
GPT      GreenPoint Financial Corp.        3.94         7.36         3.69         3.67         0.35         2.01
GRTR     Greater New York Savings Bank     3.12         7.00         4.04         2.96         0.27         1.99
GSB      Golden State Bancorp Inc.         2.68         7.05         4.50         2.55         0.61         1.80
GSBC     Great Southern Bancorp Inc.       3.97         8.02         4.21         3.81         1.53         2.59
GSFC     Green Street Financial Corp.      4.47         7.41         3.00         4.41         0.05         1.79
GSLA     GS Financial Corp.                5.02         7.09         2.26         4.83         0.02         2.03
GTFN     Great Financial Corporation       2.91         7.41         4.67         2.74         0.87         2.33
GTPS     Great American Bancorp            4.21         7.25         3.29         3.96         0.51         3.39
GUPB     GFSB Bancorp Inc.                 3.13         7.07         3.97         3.10         0.05         1.76
GWBC     Gateway Bancorp Inc.              3.37         6.91         3.58         3.33         0.01         1.80
HALL     Hallmark Capital Corp.            2.51         7.63         5.18         2.45         0.23         1.52
HARB     Harbor Florida Bancorp (MHC)      3.74         7.75         4.12         3.63         0.31         1.88
HARL     Harleysville Savings Bank         2.89         7.46         4.64         2.82         0.12         1.21
HARS     Harris Savings Bank (MHC)         2.67         7.18         4.62         2.56         0.28         1.71
HAVN     Haven Bancorp Inc.                3.21         7.26         4.19         3.07         0.65         2.65
HBBI     Home Building Bancorp             3.48         7.51         4.13         3.38         0.24         2.39
HBEI     Home Bancorp of Elgin Inc.        4.29         7.06         2.93         4.13         0.28         3.06
HBFW     Home Bancorp                      2.95         7.44         4.56         2.89         0.08         1.41
HBNK     Highland Federal Bank FSB         4.40         8.76         4.70         4.05         0.35         2.08

                                          INCOME STATEMENT AS
                                              OF THE MOST       BALANCE SHEET GROWTH AS OF      MARKET DATA AS OF THE
                                            RECENT QUARTER       THE MOST RECENT QUARTER         MOST RECENT QUARTER
                                         ---------------------  --------------------------   ----------------------------
                                                                  ASSET   LOAN    DEPOSIT       MRQ       MRQ       MRQ
                                          EFFICIENCY  OVERHEAD   GROWTH  GROWTH    GROWTH     MARKET     PRICE     PRICE
                                             RATIO      RATIO     RATE    RATE      RATE       VALUE   PER SHARE   HIGH
TICKER   SHORT NAME                           (%)        (%)       (%)      (%)      (%)        ($)       ($)       ($)
------------------------------------     ---------------------  --------------------------   ----------------------------
FFLC    FFLC Bancorp Inc.                    56.13     53.11     31.86    46.54      14.33      73.58   27.250    28.500
FFOH    Fidelity Financial of Ohio           50.09     46.55      9.09    19.03       9.99      89.27   14.875    15.000
FFPB    First Palm Beach Bancorp Inc.        64.93     60.25     27.77    22.33       3.38     176.08   34.000    34.000
FFSL    First Independence Corp.             63.23     59.90      6.03    12.51       0.72      13.64   11.500    12.250
FFSX    First Fed SB of Siouxland(MHC)       66.35     59.62      4.96     6.63      (4.24)     79.19   23.750    24.000
FFWC    FFW Corp.                            56.90     50.65     54.57    15.75      72.93      20.98   27.000    27.000
FFWD    Wood Bancorp Inc.                    52.02     49.08      1.03    (0.19)      8.90      33.37   11.250    11.333
FFYF    FFY Financial Corp.                  48.04     45.50      0.39     5.05       2.18     111.11   26.000    26.375
FGHC    First Georgia Holding Inc.           64.51     57.32     25.26    18.60      19.25      23.66    7.750     8.250
FIBC    Financial Bancorp Inc.               53.37     50.49     19.74    16.48       6.21      39.61   18.250    18.250
FISB    First Indiana Corporation            56.08     47.54     10.70    11.63       6.27     242.91   22.500    22.500
FKFS    First Keystone Financial             61.48     57.76      7.83    12.41       9.55      34.99   23.375    23.375
FKKY    Frankfort First Bancorp Inc.         56.05     55.56     12.85     9.43      (0.24)     36.08    8.469    12.250
FLAG    FLAG Financial Corp.                 72.44     62.07     (0.26)    8.16      (4.65)     31.06   14.375    14.375
FLFC    First Liberty Financial Corp.        58.06     48.52     13.10     6.61      32.78     171.88   21.500    22.500
FLGS    Flagstar Bancorp Inc.                61.79     (0.44)    20.33    27.37      71.43     266.57   16.250    16.625
FLKY    First Lancaster Bancshares           53.57     53.57     38.96    29.59       4.07      15.04   15.500    16.000
FMBD    First Mutual Bancorp Inc.            75.01     71.83     (6.50)    6.11      (9.75)     54.35   15.000    15.750
FMCO    FMS Financial Corporation            55.93     50.50      0.96    (2.82)      0.56      65.06   23.500    25.500
FMSB    First Mutual Savings Bank            55.65     51.59      5.39    17.20       9.28      56.74   19.000    19.000
FNGB    First Northern Capital Corp.         58.89     53.21     12.83    10.93       8.99     121.47   11.000    11.000
FOBC    Fed One Bancorp                      54.40     52.21     12.14    35.13       4.39      47.48   20.250    21.250
FPRY    First Financial Bancorp              82.09     78.98     15.07    16.41      12.26         NA    20.75    21.125
FRC     First Republic Bancorp               49.11     45.84     10.00     8.55       7.75     236.27   23.250    23.250
FSBI    Fidelity Bancorp Inc.                58.76     55.42     43.19    50.26       6.78      34.10   20.250    21.500
FSFC    First Southeast Financial Corp       50.19     45.00     10.72    10.10       6.73      68.02   10.125    11.500
FSLA    First Savings Bank (MHC)             49.34     46.04      3.16    19.32       4.43     236.07   28.000    28.000
FSNJ    Bayonne Bancshares Inc.              65.61     61.90     17.47    (4.47)     (1.22)    112.42    9.206     9.206
FSPG    First Home Bancorp Inc.              55.44     52.13     11.14    10.48      18.70      54.51   19.375    19.375
FSPT    FirstSpartan Financial Corp.         53.35     47.94        NA       NA         NA     156.72       NA        NA
FSSB    First FS&LA of San Bernardino       100.81    101.02     12.49   (10.05)     13.89       3.16    9.750    10.500
FSTC    First Citizens Corp.                 61.28     55.39     15.31    16.76      15.97      58.85   26.375    27.000
FTF     Texarkana First Financial Corp       32.33     24.60      7.77    13.50       4.02      44.09   19.500    19.500
FTFC    First Federal Capital Corp.          60.99     44.63     10.91    18.07       9.95     217.51   24.500    24.500
FTNB    Fulton Bancorp Inc.                  59.22     53.66      0.01    (5.46)     (3.72)     36.96   17.875    18.500
FTSB    Fort Thomas Financial Corp.          51.95     48.45      9.54    12.22      10.88      16.66   11.125    11.500
FWWB    First SB of Washington Bancorp        46.6     42.14     26.41    38.24       4.86     258.34    22.25     22.25
GAF     GA Financial Inc.                    51.99     48.83     47.38    83.50       2.97     146.72   19.000    19.500
GBCI    Glacier Bancorp Inc.                 51.69     35.51     11.03    17.08       8.37     121.76   18.750    20.250
GDVS    Greater Delaware Valley (MHC)        62.30     59.76      9.55    29.31      (2.40)     79.36   14.500    14.500
GDW     Golden West Financial                33.70     28.57      5.87    14.64      19.05   4,957.53   70.000    73.250
GFCO    Glenway Financial Corp.              57.00     53.49      8.94    12.42      (1.17)     31.63   26.500    26.500
GFED    Guaranty Federal SB (MHC)            57.50     53.55      7.18    19.64      14.19      62.89   16.750    20.500
GFSB    GFS Bancorp Inc.                     47.20     43.71     17.74    12.57       8.39      14.08   13.875    14.250
GOSB    GSB Financial Corp.                  76.75     75.06    246.95       NA      67.93      32.60       NA        NA
GPT     GreenPoint Financial Corp.           42.04     36.55      1.17    22.89      (1.91)  2,734.13   66.563    66.563
GRTR    Greater New York Savings Bank        59.13     55.36      1.33     6.91      (5.84)    317.21   22.438    22.438
GSB     Golden State Bancorp Inc.            54.77     43.94     21.43    21.55       7.45   1,545.10   26.125    26.750
GSBC    Great Southern Bancorp Inc.          48.46     27.73     16.90     3.16      (3.16)    142.85   16.125    17.750
GSFC    Green Street Financial Corp.         40.12     39.47      0.55     8.75      (2.54)     80.05   17.625    18.000
GSLA    GS Financial Corp.                   41.88     41.63    (35.74)    9.87    (188.91)     55.02   15.375    15.625
GTFN    Great Financial Corporation          63.38     51.79      5.87    12.32      12.65     491.78   35.125    35.125
GTPS    Great American Bancorp               76.22     73.16     (2.67)   14.80      (3.71)     31.24   16.500    17.000
GUPB    GFSB Bancorp Inc.                    56.02     55.28     25.12     21.6      10.63      15.08     17.5      17.5
GWBC    Gateway Bancorp Inc.                 53.69     53.52    (11.96)   19.83     (16.87)     19.30   17.500    17.750
HALL    Hallmark Capital Corp.               56.77     52.78      0.52     1.78      18.15      31.74   21.375    22.500
HARB    Harbor Florida Bancorp (MHC)         47.80     43.30      4.27     7.64       2.36     289.36   45.750    45.750
HARL    Harleysville Savings Bank            42.08     39.68      4.94     8.89       7.37      42.55   22.750    22.750
HARS    Harris Savings Bank (MHC)            56.99     52.21     20.78    14.06      (4.39)    498.01    21.25    21.297
HAVN    Haven Bancorp Inc.                   70.56     64.36     12.44    23.02      25.01     171.50   37.500    37.500
HBBI    Home Building Bancorp                65.93     63.52    (14.87)    0.54     (20.46)      6.39   21.000    22.000
HBEI    Home Bancorp of Elgin Inc.           69.36     67.27     (6.82)   27.58      (6.25)    123.40   16.500    16.500
HBFW    Home Bancorp                         47.51     46.08      8.63    17.84      12.85      56.81   20.875    20.875
HBNK    Highland Federal Bank FSB            46.71     42.17     20.15    10.30      21.29      69.58   25.750    25.750

                                                MARKET DATA AS OF THE
                                                 MOST RECENT QUARTER
                                           ----------------------------------
                                            MRQ    MRQ PUBLICLY  MRQ TANGIBLE
                                           PRICE     REPORTED    PUBLICLY REP
                                            LOW     BOOK VALUE    BOOK VALUE
TICKER   SHORT NAME                         ($)         ($)          ($)
------------------------------------       ----------------------------------
FFLC    FFLC Bancorp Inc.                  25.000      22.52        22.52
FFOH    Fidelity Financial of Ohio         12.375      12.17        10.74
FFPB    First Palm Beach Bancorp Inc.      26.563      21.76        21.23
FFSL    First Independence Corp.           10.875      11.60        11.60
FFSX    First Fed SB of Siouxland(MHC)     20.750      13.74        13.62
FFWC    FFW Corp.                          25.500      24.11        21.73
FFWD    Wood Bancorp Inc.                  10.583       9.52         9.52
FFYF    FFY Financial Corp.                25.500      19.83        19.83
FGHC    First Georgia Holding Inc.          7.000       4.21         3.86
FIBC    Financial Bancorp Inc.             14.875      15.35        15.27
FISB    First Indiana Corporation          17.375      13.77        13.60
FKFS    First Keystone Financial           21.250      19.09        19.09
FKKY    Frankfort First Bancorp Inc.        8.000       6.94         6.94
FLAG    FLAG Financial Corp.               11.750      10.44        10.44
FLFC    First Liberty Financial Corp.      21.000      12.30        11.09
FLGS    Flagstar Bancorp Inc.              13.000       8.44           NA
FLKY    First Lancaster Bancshares         14.500      14.44        14.44
FMBD    First Mutual Bancorp Inc.          13.750      16.73        12.67
FMCO    FMS Financial Corporation          18.750      15.24        14.97
FMSB    First Mutual Savings Bank          15.909      10.91        10.91
FNGB    First Northern Capital Corp.        9.125       8.14         8.14
FOBC    Fed One Bancorp                    17.625      17.25        16.45
FPRY    First Financial Bancorp             20.25      17.07        17.07
FRC     First Republic Bancorp             19.875      16.56        16.55
FSBI    Fidelity Bancorp Inc.              18.409      15.83        15.83
FSFC    First Southeast Financial Corp      9.375       7.80         7.80
FSLA    First Savings Bank (MHC)           21.000      13.39        11.94
FSNJ    Bayonne Bancshares Inc.             7.927         NA           NA
FSPG    First Home Bancorp Inc.            18.000      12.85        12.64
FSPT    FirstSpartan Financial Corp.           NA         NA           NA
FSSB    First FS&LA of San Bernardino       9.000      13.68        13.18
FSTC    First Citizens Corp.               23.250      17.99        13.99
FTF     Texarkana First Financial Corp     15.625      15.03        15.03
FTFC    First Federal Capital Corp.        16.833      11.08        10.42
FTNB    Fulton Bancorp Inc.                14.750      14.47        14.47
FTSB    Fort Thomas Financial Corp.         9.250      10.40        10.40
FWWB    First SB of Washington Bancorp      18.75      15.68        14.48
GAF     GA Financial Inc.                  14.875      14.25        14.10
GBCI    Glacier Bancorp Inc.               15.333       8.12         7.91
GDVS    Greater Delaware Valley (MHC)      12.250       8.64         8.64
GDW     Golden West Financial              59.875      43.90        43.90
GFCO    Glenway Financial Corp.            20.500      23.89        23.57
GFED    Guaranty Federal SB (MHC)          12.375       8.80         8.80
GFSB    GFS Bancorp Inc.                   11.500      10.66        10.66
GOSB    GSB Financial Corp.                    NA         NA           NA
GPT     GreenPoint Financial Corp.         51.750      34.27        19.27
GRTR    Greater New York Savings Bank      16.750      11.74        11.74
GSB     Golden State Bancorp Inc.          22.500      15.63        13.89
GSBC    Great Southern Bancorp Inc.        16.125       7.45         7.45
GSFC    Green Street Financial Corp.       17.000      14.73        14.73
GSLA    GS Financial Corp.                 13.375      16.36        16.36
GTFN    Great Financial Corporation        29.375      20.40        19.54
GTPS    Great American Bancorp             15.500      18.36        18.36
GUPB    GFSB Bancorp Inc.                   15.75      16.88        16.88
GWBC    Gateway Bancorp Inc.               14.500      16.05        16.05
HALL    Hallmark Capital Corp.             17.500      20.56        20.56
HARB    Harbor Florida Bancorp (MHC)       35.000      18.85        18.23
HARL    Harleysville Savings Bank          20.250      13.31        13.31
HARS    Harris Savings Bank (MHC)          18.125      14.59        12.76
HAVN    Haven Bancorp Inc.                 30.500      24.20        24.11
HBBI    Home Building Bancorp              20.500      20.16        20.16
HBEI    Home Bancorp of Elgin Inc.         14.125      13.73        13.73
HBFW    Home Bancorp                       20.125      17.62        17.62
HBNK    Highland Federal Bank FSB          20.500      16.39        16.39

                                    EXHIBIT 5
                       SELECTED DATA ON ALL PUBLIC THRIFTS

                                                             INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                         -----------------------------------------------------------------------------------------
                                              NET      INTEREST     INTEREST   NET INTEREST  NONINTEREST   NONINTEREST
                                            INTEREST   INCOME/      EXPENSE/      INCOME/      INCOME/      EXPENSE/    EFFICIENCY
                                             MARGIN   AVG ASSETS   AVG ASSETS   AVG ASSETS    AVG ASSETS   AVG ASSETS      RATIO
TICKER       SHORT NAME                        (%)        (%)           (%)          (%)          (%)           (%)          (%)
----------------------------------------------------------------------------------------------------------------------------------
HBS      Haywood Bancshares Inc.              3.44       7.44          4.17          3.28         0.32         1.81        57.61
HCBB     HCB Bancshares Inc.                  2.76       7.17          4.51          2.65         0.27         2.26        72.89
HCFC     Home City Financial Corp.            3.93       8.14          4.30          3.84         0.13         2.18        54.80
HEMT     HF Bancorp Inc.                      2.50       6.97          4.56          2.40         0.23         2.29        76.94
HFFB     Harrodsburg First Fin Bancorp        3.65       7.13          3.54          3.59         0.10         1.53        41.46
HFFC     HF Financial Corp.                   3.69       8.01          4.50          3.51         1.22         3.02        61.26
HFGI     Harrington Financial Group           1.51       6.72          5.23          1.48         0.05         1.04        67.79
HFNC     HFNC Financial Corp.                 3.27       7.60          4.46          3.14         0.12         1.86        57.40
HFSA     Hardin Bancorp Inc.                  2.94       7.52          4.65          2.87         0.24         1.75        56.61
HHFC     Harvest Home Financial Corp.         2.82       7.24          4.47          2.77         0.07         1.63        57.52
HIFS     Hingham Instit. for Savings          4.08       7.78          3.83          3.96         0.30         2.12        49.89
HMCI     HomeCorp Inc.                        3.17       7.20          4.30          2.90         0.62         2.61        85.80
HMLK     Hemlock Federal Financial Corp       3.59       6.91          3.35          3.56         0.24         2.01        53.04
HMNF     HMN Financial Inc.                   2.81       7.24          4.49          2.76         0.16         1.52        51.92
HOMF     Home Federal Bancorp                 3.71       7.91          4.38          3.53         0.85         2.33        54.83
HPBC     Home Port Bancorp Inc.               4.70       8.23          3.68          4.55         0.44         2.15        43.18
HRBF     Harbor Federal Bancorp Inc.          3.04       7.38          4.40          2.98         0.11         1.83        59.14
HRZB     Horizon Financial Corp.              3.58       7.69          4.17          3.52         0.27         1.39        36.65
HTHR     Hawthorne Financial Corp.            3.79       8.72          5.04          3.68         0.39         2.22        59.90
HVFD     Haverfield Corp.                     3.65       7.96          4.38          3.58         0.57         2.55        61.35
HWEN     Home Financial Bancorp               4.14       8.54          4.56          3.98         0.52         3.18        71.80
HZFS     Horizon Financial Svcs Corp.         3.19       7.64          4.52          3.12         0.42         2.31        65.47
IBSF     IBS Financial Corp.                  3.19       7.02          3.93          3.09         0.11         1.85        57.85
IFSB     Independence Federal Svgs Bank       2.64       7.18          4.71          2.47         1.03         3.12        83.64
INBI     Industrial Bancorp                   4.09       8.03          4.02          4.02         0.13         1.79        43.29
INCB     Indiana Community Bank SB            4.45       7.76          3.44          4.32         0.90         3.97        76.08
IPSW     Ipswich Savings Bank                 3.77       7.27          3.69          3.58         0.60         2.36        57.74
ISBF     ISB Financial Corporation            3.64       7.23          3.84          3.39         0.68         2.71        62.98
ITLA     ITLA Capital Corp.                   5.01       9.98          5.02          4.96         0.17         2.25        43.28
IWBK     InterWest Bancorp Inc.               3.33       7.62          4.49          3.13         0.69         2.08        54.28
JOAC     Joachim Bancorp Inc.                 4.23       7.20          3.05          4.15         0.12         2.74        66.05
JSB      JSB Financial Inc.                   4.57       7.05          2.59          4.46         0.27         1.64        37.17
JSBA     Jefferson Savings Bancorp            3.22       7.74          4.62          3.12         0.19         1.81        51.32
JXSB     Jacksonville Savings Bk (MHC)        3.58       7.54          4.24          3.30         0.41         2.76        74.36
JXVL     Jacksonville Bancorp Inc.            4.37       8.28          4.02          4.26         0.58         2.02        46.59
KFBI     Klamath First Bancorp                3.32       7.39          4.12          3.26         0.06         1.38        41.55
KNK      Kankakee Bancorp Inc.                3.29       7.28          4.13          3.15         0.44         2.38        64.07
KSAV     KS Bancorp Inc.                      4.21       8.37          4.36          4.01         0.14         1.89        45.11
KSBK     KSB Bancorp Inc.                     4.38       8.20          3.96          4.24         0.77         3.31        64.56
KYF      Kentucky First Bancorp Inc.          3.47       7.11          3.73          3.38         0.18         1.80        50.63
LARK     Landmark Bancshares Inc.             3.11       7.44          4.38          3.06         0.24         1.48        44.69
LARL     Laurel Capital Group Inc.            3.75       7.46          3.80          3.66         0.28         1.73        43.60
LFBI     Little Falls Bancorp Inc.            2.69       6.64          4.05          2.59         0.09         1.71        58.57
LFCO     Life Financial Corp.                 4.41       9.41          5.58          3.83         7.70         5.62        48.59
LFED     Leeds Federal Savings Bk (MHC)       2.98       7.02          4.09          2.93         0.10         0.98        32.45
LIFB     Life Bancorp Inc.                    2.69       7.40          4.78          2.61         0.22         1.34        45.14
LISB     Long Island Bancorp Inc.             2.88       6.96          4.18          2.78         0.40         1.90        61.13
LOGN     Logansport Financial Corp.           3.91       7.52          3.75          3.77         0.15         1.58        40.15
LONF     London Financial Corporation         3.71       7.56          3.89          3.68         0.15         2.59        67.86
LSBI     LSB Financial Corp.                  3.54       7.76          4.44          3.32         0.34         2.46        67.16
LSBX     Lawrence Savings Bank                3.29       7.27          4.07          3.20         0.30         2.14        61.03
LVSB     Lakeview Financial                   3.57       7.02          3.62          3.41         0.83         2.39        49.11
LXMO     Lexington B&L Financial Corp.        3.99       7.77          3.85          3.91         0.13         1.69        41.86
MAFB     MAF Bancorp Inc.                     2.99       7.19          4.34          2.84         0.46         1.44        47.79
MARN     Marion Capital Holdings              4.35       7.86          3.80          4.06         0.26         2.20        44.44
MASB     MASSBANK Corp.                       2.94       6.71          3.82          2.89         0.23         1.43        44.73
MBB      MSB Bancorp Inc.                     3.34       6.76          3.69          3.07         0.50         2.50        56.98
MBBC     Monterey Bay Bancorp Inc.            2.81       7.12          4.44          2.69         0.32         2.30        69.99
MBLF     MBLA Financial Corp.                 2.19       7.02          4.85          2.17         0.00         0.64        29.44
MBSP     Mitchell Bancorp Inc.                5.32       7.87          2.70          5.17         0.00         2.41        46.17
MCBN     Mid-Coast Bancorp Inc.               3.97       7.87          4.22          3.65         0.43         2.84        69.12
MCBS     Mid Continent Bancshares Inc.        2.67       7.00          4.50          2.49         1.99         2.43        54.28
MDBK     Medford Savings Bank                 3.29       6.97          3.80          3.17         0.24         1.71        47.22
MECH     Mechanics Savings Bank               3.90       7.13          3.42          3.71         0.95         2.96        63.40

                             INCOME STATEMENT AS     BALANCE SHEET GROWTH AS OF
                         OF THE MOST RECENT QUARTER   THE MOST RECENT QUARTER           MARKET DATA AS OF THE MOST RECENT QUARTER
                                      -------------  ------------------------------   ---------------------------------------------
                                                        ASSET     LOAN    DEPOSIT         MRQ       MRQ         MRQ         MRQ
                                          OVERHEAD      GROWTH   GROWTH    GROWTH       MARKET     PRICE       PRICE       PRICE
                                           RATIO         RATE     RATE      RATE         VALUE   PER SHARE      HIGH        LOW
TICKER       SHORT NAME                      (%)          (%)       (%)      (%)           ($)      ($)         ($)         ($)
---------------------------------------------------  ------------------------------   ---------------------------------------------
HBS      Haywood Bancshares Inc.           53.50        11.17      4.49    12.58         23.76     17.125      17.125      15.625
HCBB     HCB Bancshares Inc.               70.18           NA        NA       NA         36.37         NA          NA          NA
HCFC     Home City Financial Corp.         53.28         0.56     23.09     1.90         14.76     13.500      14.250      12.000
HEMT     HF Bancorp Inc.                   74.74         0.12        NA    (0.39)        95.01     14.375      14.750      12.250
HFFB     Harrodsburg First Fin Bancorp     39.84         2.82      2.03     0.46         30.88     14.875      16.000      14.875
HFFC     HF Financial Corp.                47.80         0.27     13.56    (0.04)        72.25     21.000      21.000      18.750
HFGI     Harrington Financial Group        66.63       (53.22)    37.83    15.95         40.71     12.125      12.375      10.500
HFNC     HFNC Financial Corp.              55.80        24.90     25.67    (3.59)       281.53     16.500      19.875      15.875
HFSA     Hardin Bancorp Inc.               52.95        18.05      8.65    22.59         14.50     15.750      15.750      13.500
HHFC     Harvest Home Financial Corp.      56.51        21.63     10.5     -3.41         10.98     10.875        11.5       10.25
HIFS     Hingham Instit. for Savings       46.08        23.18     20.19     9.31         32.26     21.750      21.750      18.000
HMCI     HomeCorp Inc.                     82.75        (5.75)     7.91    (7.62)        28.36     14.500      15.000      13.500
HMLK     Hemlock Federal Financial Corp    49.93         1.02     20.46    (3.79)        31.79     13.500      13.875      12.500
HMNF     HMN Financial Inc.                49.08        10.01      5.35     1.39        103.72     23.000      23.750      19.000
HOMF     Home Federal Bancorp              43.93        11.53     11.95     9.79        105.29     28.500      28.750      25.000
HPBC     Home Port Bancorp Inc.            37.70        20.18     16.42    12.34         42.13     19.500      20.375      16.500
HRBF     Harbor Federal Bancorp Inc.       57.58        (5.64)     7.92    (2.07)        33.45     19.000      19.000      15.500
HRZB     Horizon Financial Corp.           31.88         2.58      5.85     3.45        114.96     16.250      16.500      11.957
HTHR     Hawthorne Financial Corp.         55.69        11.99     15.70    26.14         52.72     12.250      12.250       9.250
HVFD     Haverfield Corp.                  55.21         5.26      2.94    (3.19)        53.58     25.875      26.000      21.500
HWEN     Home Financial Bancorp            68.14        31.08     18.98    36.31          7.72      15.75       15.75       14.75
HZFS     Horizon Financial Svcs Corp.      60.78        38.80      1.90     8.56          8.03     19.250      19.500      17.000
IBSF     IBS Financial Corp.               56.32        (3.61)     8.22    (4.05)       190.00     18.125      18.125      14.250
IFSB     Independence Federal Svgs Bank    76.86        (6.54)     6.71    (2.31)        17.94      9.031       9.250       7.500
INBI     Industrial Bancorp                41.45        15.28     12.83     5.81         80.47     13.688      14.000      12.000
INCB     Indiana Community Bank SB         71.08         9.48     (5.47)   11.40         14.52     16.500      19.000      15.750
IPSW     Ipswich Savings Bank              50.69        57.69     44.36    43.94         31.48     16.500      16.500      13.750
ISBF     ISB Financial Corporation         55.62         3.47     16.49     3.72        175.97     26.000      26.000      21.188
ITLA     ITLA Capital Corp.                41.29        19.60     24.06    11.61        143.18     16.250      16.250      14.000
IWBK     InterWest Bancorp Inc.            44.25        13.79     24.23    (0.72)       317.42     39.500      39.500      27.625
JOAC     Joachim Bancorp Inc.              65.03        (8.05)     7.85    (3.53)        10.57     15.250      15.250      14.000
JSB      JSB Financial Inc.                33.33         0.06     10.39    (2.93)       467.17     43.250      46.500      40.000
JSBA     Jefferson Savings Bancorp         48.41        (1.51)     0.49    (0.69)       177.06     30.250      30.625      27.750
JXSB     Jacksonville Savings Bk (MHC)     71.15        (2.65)     4.01    (3.57)        28.63     17.000      17.625      16.000
JXVL     Jacksonville Bancorp Inc.         39.26        14.35        NA    15.21         41.61     15.063      15.125      13.250
KFBI     Klamath First Bancorp             40.51        25.78     18.17     1.32        199.12     19.125      19.125      16.500
KNK      Kankakee Bancorp Inc.             59.05        (0.82)     5.30    (0.49)        42.93     29.375      30.000      26.625
KSAV     KS Bancorp Inc.                   43.15        21.31     23.98     8.91         16.38     19.125      19.125      15.375
KSBK     KSB Bancorp Inc.                  58.11        16.84     27.85    (1.43)        15.48     14.667      14.667       9.000
KYF      Kentucky First Bancorp Inc.       47.94         0.16      0.61     6.43         16.82     10.750      11.500      10.563
LARK     Landmark Bancshares Inc.          40.30         7.69     22.51   (16.02)        46.62     20.000      20.125      18.750
LARL     Laurel Capital Group Inc.         39.26         6.54      1.92     9.89         33.91     21.125      22.500      20.125
LFBI     Little Falls Bancorp Inc.         57.20        (4.48)    19.59    (4.22)        44.01     15.625      15.625      12.750
LFCO     Life Financial Corp.             (54.67)       95.32    320.23    17.46        110.01     13.500      13.500      13.375
LFED     Leeds Federal Savings Bk (MHC)    30.15         5.16     25.81     2.84        104.51     18.000      19.000      15.500
LIFB     Life Bancorp Inc.                 40.62        22.84      6.04    (0.15)       241.87     25.875      26.125      16.875
LISB     Long Island Bancorp Inc.          55.49         6.50      6.21     4.26      1,060.60     36.313      36.688      33.000
LOGN     Logansport Financial Corp.        37.73        19.44     18.11     6.81         19.22     13.250      14.000      12.500
LONF     London Financial Corporation      66.57         3.19      7.03     3.79          7.65     14.750      17.500      14.625
LSBI     LSB Financial Corp.               63.82        12.96     22.09    13.80         20.39     20.250      20.875      19.048
LSBX     Lawrence Savings Bank             57.37        28.40      9.63    (4.97)        51.14     11.250      11.250       9.125
LVSB     Lakeview Financial                36.65         8.35     21.39    13.52         79.93     27.625      33.500      27.625
LXMO     Lexington B&L Financial Corp.     39.86        (3.43)     5.15    (2.59)        18.22     16.625      16.625      14.125
MAFB     MAF Bancorp Inc.                  39.25        10.51     10.62     1.85        488.94     27.917      28.417      24.833
MARN     Marion Capital Holdings           40.82        (2.55)     1.72     2.08         41.55     23.250      23.250      21.250
MASB     MASSBANK Corp.                    40.24         1.91      6.67     1.78        141.00     47.750      47.750      39.875
MBB      MSB Bancorp Inc.                  50.05         1.59     14.80    (4.83)        67.37     20.125      20.125      16.375
MBBC     Monterey Bay Bancorp Inc.         66.44        (9.06)    32.79     1.56         53.91     16.875      17.000      15.500
MBLF     MBLA Financial Corp.              29.32        47.75     35.74    14.26         30.19     23.500      24.750      20.250
MBSP     Mitchell Bancorp Inc.             46.17       (10.10)    11.81   (11.09)        15.94     16.375      16.750      15.250
MCBN     Mid-Coast Bancorp Inc.            65.45         5.53      4.76     1.99          5.81     19.500      19.500      18.500
MCBS     Mid Continent Bancshares Inc.     17.87        40.33     52.18    23.34         73.92     28.500      28.500      25.250
MDBK     Medford Savings Bank              43.31         7.01      1.20    12.92        146.45     29.250      30.500      24.750
MECH     Mechanics Savings Bank            54.02        17.79     18.96    12.93        127.62     18.875      19.000      17.000


                                                MARKET DATA AS OF THE MOST RECENT QUARTER
                                              ---------------------------------------------
                                                MRQ PUBLICLY           MRQ TANGIBLE
                                                  REPORTED             PUBLICLY REP
                                                 BOOK VALUE             BOOK VALUE
TICKER       SHORT NAME                              ($)                   ($)
-----------------------------------------    ----------------------------------------------
HBS      Haywood Bancshares Inc.                   16.76                  16.16
HCBB     HCB Bancshares Inc.                          NA                     NA
HCFC     Home City Financial Corp.                 16.05                  16.05
HEMT     HF Bancorp Inc.                           12.90                     NA
HFFB     Harrodsburg First Fin Bancorp             15.68                  15.68
HFFC     HF Financial Corp.                        17.78                  17.78
HFGI     Harrington Financial Group                 7.67                   7.67
HFNC     HFNC Financial Corp.                       9.37                   9.37
HFSA     Hardin Bancorp Inc.                       15.68                  15.68
HHFC     Harvest Home Financial Corp.              11.31                  11.31
HIFS     Hingham Instit. for Savings               15.62                  15.62
HMCI     HomeCorp Inc.                             12.81                  12.81
HMLK     Hemlock Federal Financial Corp            14.57                  14.57
HMNF     HMN Financial Inc.                        19.42                  19.42
HOMF     Home Federal Bancorp                      17.05                  16.52
HPBC     Home Port Bancorp Inc.                    11.39                  11.39
HRBF     Harbor Federal Bancorp Inc.               16.48                  16.48
HRZB     Horizon Financial Corp.                   10.91                  10.91
HTHR     Hawthorne Financial Corp.                 13.07                  13.07
HVFD     Haverfield Corp.                          15.51                  15.51
HWEN     Home Financial Bancorp                    15.33                  15.33
HZFS     Horizon Financial Svcs Corp.              19.77                  19.77
IBSF     IBS Financial Corp.                       11.59                  11.59
IFSB     Independence Federal Svgs Bank            13.89                  12.28
INBI     Industrial Bancorp                        11.63                  11.63
INCB     Indiana Community Bank SB                 12.27                  12.27
IPSW     Ipswich Savings Bank                       9.11                   9.11
ISBF     ISB Financial Corporation                 17.61                  14.98
ITLA     ITLA Capital Corp.                        11.92                  11.87
IWBK     InterWest Bancorp Inc.                    15.46                  15.13
JOAC     Joachim Bancorp Inc.                      13.62                  13.62
JSB      JSB Financial Inc.                        35.54                  35.54
JSBA     Jefferson Savings Bancorp                 23.96                  18.59
JXSB     Jacksonville Savings Bk (MHC)             13.42                  13.42
JXVL     Jacksonville Bancorp Inc.                 13.55                  13.55
KFBI     Klamath First Bancorp                     15.57                  15.57
KNK      Kankakee Bancorp Inc.                     26.59                  24.99
KSAV     KS Bancorp Inc.                           16.21                  16.20
KSBK     KSB Bancorp Inc.                           8.46                   8.00
KYF      Kentucky First Bancorp Inc.               11.16                  11.16
LARK     Landmark Bancshares Inc.                  18.39                  18.39
LARL     Laurel Capital Group Inc.                 14.74                  14.74
LFBI     Little Falls Bancorp Inc.                 14.51                  13.40
LFCO     Life Financial Corp.                       6.83                   6.83
LFED     Leeds Federal Savings Bk (MHC)            13.21                  13.21
LIFB     Life Bancorp Inc.                         15.94                  15.48
LISB     Long Island Bancorp Inc.                  22.17                  21.95
LOGN     Logansport Financial Corp.                12.66                  12.66
LONF     London Financial Corporation              14.60                  14.60
LSBI     LSB Financial Corp.                       19.80                  19.80
LSBX     Lawrence Savings Bank                      7.45                   7.45
LVSB     Lakeview Financial                        19.91                  15.92
LXMO     Lexington B&L Financial Corp.             14.73                  14.73
MAFB     MAF Bancorp Inc.                          16.79                  14.67
MARN     Marion Capital Holdings                   22.09                  22.09
MASB     MASSBANK Corp.                            35.92                  35.92
MBB      MSB Bancorp Inc.                          21.15                  10.38
MBBC     Monterey Bay Bancorp Inc.                 15.46                  14.25
MBLF     MBLA Financial Corp.                      21.98                  21.98
MBSP     Mitchell Bancorp Inc.                     15.39                  15.39
MCBN     Mid-Coast Bancorp Inc.                    22.10                  22.10
MCBS     Mid Continent Bancshares Inc.             19.93                  19.93
MDBK     Medford Savings Bank                      21.24                  19.79
MECH     Mechanics Savings Bank                    15.93                  15.93

                                    EXHIBIT 5
                       SELECTED DATA ON ALL PUBLIC THRIFTS

                                                            INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                        --------------------------------------------------------------------------------------
                                            NET       INTEREST     INTEREST    NET INTEREST   NONINTEREST   NONINTEREST
                                          INTEREST    INCOME/      EXPENSE/       INCOME/       INCOME/      EXPENSE/
                                           MARGIN    AVG ASSETS   AVG ASSETS    AVG ASSETS     AVG ASSETS   AVG ASSETS
TICKER      SHORT NAME                      (%)         (%)           (%)           (%)           (%)           (%)
--------------------------------------  --------------------------------------------------------------------------------------
MERI     Meritrust Federal SB                3.68      7.37          3.83           3.53          0.75         2.26
METF     Metropolitan Financial Corp.        3.40      8.17          4.94           3.23          0.41         2.42
MFBC     MFB Corp.                           3.21      7.50          4.34           3.16          0.18         1.92
MFCX     Marshalltown Financial Corp.        2.71      6.96          4.29           2.67          0.09         1.71
MFFC     Milton Federal Financial Corp.      3.08      7.35          4.36           2.99          0.13         2.00
MFLR     Mayflower Co-operative Bank         3.98      7.46          3.70           3.76          0.35         2.45
MFSL     Maryland Federal Bancorp            2.74      7.28          4.59           2.68          0.22         1.56
MGNL     Magna Bancorp Inc.                  5.54      8.42          3.51           4.91          2.80         5.13
MIFC     Mid-Iowa Financial Corp.            3.02      7.35          4.39           2.96          1.07         2.20
MIVI     Mississippi View Holding Co.        3.90      7.41          3.56           3.85          0.25         2.22
MLBC     ML Bancorp Inc.                     3.26      7.33          4.25           3.08          0.50         2.38
MONT     Montgomery Financial Corp.          3.03      7.75          4.84           2.91          0.01         1.81
MRKF     Market Financial Corp.              3.84      6.83          3.03           3.80          0.01         2.08
MSBF     MSB Financial Inc.                  4.79      8.22          3.59           4.63          0.38         2.55
MSBK     Mutual Savings Bank FSB             1.71      6.37          4.71           1.67          0.44         2.12
MWBI     Midwest Bancshares Inc.             2.91      7.47          4.64           2.83          0.22         1.73
MWBX     MetroWest Bank                      4.08      7.68          3.79           3.89          0.52         2.64
MWFD     Midwest Federal Financial           3.96      8.09          4.27           3.83          0.83         2.83
NASB     North American Savings Bank         3.51      8.29          4.85           3.44          0.79         2.08
NBN      Northeast Bancorp                   4.05      8.39          4.47           3.92          0.94         3.54
NBSI     North Bancshares Inc.               3.30      7.33          4.09           3.24          0.21         2.66
NEIB     Northeast Indiana Bancorp           3.58      7.84          4.31           3.53          0.35         1.76
NHTB     New Hampshire Thrift Bncshrs        4.07      8.22          4.40           3.82          0.65         2.90
NMSB     NewMil Bancorp Inc.                 3.87      7.29          3.55           3.74          0.45         2.66
NSLB     NS&L Bancorp Inc.                   3.23      6.62          3.48           3.14          0.24         1.96
NSSB     Norwich Financial Corp.             4.41      7.53          3.36           4.17          0.53         2.79
NSSY     Norwalk Savings Society             2.95      7.00          4.13           2.87          0.69         2.45
NTMG     Nutmeg Federal S&LA                 4.15      7.25          3.30           3.95          1.14         3.80
NWEQ     Northwest Equity Corp.              3.83      8.02          4.41           3.61          0.48         2.35
NWSB     Northwest Savings Bank (MHC)        4.01      8.02          4.23           3.79          0.29         2.34
NYB      New York Bancorp Inc.               3.91      7.72          3.87           3.85          0.37         1.48
OCFC     Ocean Financial Corp.               3.15      6.93          3.85           3.08          0.16         1.67
OCN      Ocwen Financial Corp.               4.81      9.80          5.69           4.11          0.78         3.28
OFCP     Ottawa Financial Corp.              3.44      7.45          4.28           3.18          0.43         2.15
OHSL     OHSL Financial Corp.                3.23      7.70          4.53           3.16          0.13         1.99
PALM     Palfed Inc.                         4.09      8.25          4.38           3.87          0.59         2.99
PAMM     PacificAmerica Money Center         8.34      8.77          3.59           5.18         61.45        41.43
PBCI     Pamrapo Bancorp Inc.                4.75      7.77          3.24           4.53          0.31         2.48
PBCT     People's Bank (MHC)                 3.42      6.62          3.48           3.15          2.29         4.06
PBHC     Oswego City Savings Bk (MHC)        4.19      7.35          3.54           3.81          0.66         2.77
PBKB     People's Bancshares Inc.            3.48      7.35          4.05           3.30          0.32         2.82
PCBC     Perry County Financial Corp.        2.99      6.90          3.96           2.94          0.04         1.08
PCCI     Pacific Crest Capital               4.41      9.36          5.03           4.33          0.17         2.43
PDB      Piedmont Bancorp Inc.               3.99      7.85          3.97           3.88          0.25         2.09
PEEK     Peekskill Financial Corp.           3.73      6.79          3.10           3.69          0.13         1.81
PERM     Permanent Bancorp Inc.              2.72      7.15          4.53           2.62          0.43         1.97
PERT     Perpetual Bank (MHC)                3.84      7.73          4.02           3.72          1.07         3.03
PETE     Primary Bank                        3.79      7.31          3.77           3.54          0.76         3.16
PFDC     Peoples Bancorp                     3.79      7.78          4.02           3.76          0.21         1.46
PFED     Park Bancorp Inc.                   3.59      7.08          3.62           3.46          0.07         2.19
PFFB     PFF Bancorp Inc.                    2.91      7.23          4.41           2.83          0.48         1.98
PFFC     Peoples Financial Corp.             3.71      7.00          3.38           3.62          0.02         2.26
PFNC     Progress Financial Corp.            4.58      8.24          3.98           4.26          1.19         3.93
PFSB     PennFed Financial Services Inc      2.66      7.13          4.57           2.55          0.16         1.37
PFSL     Pocahontas FS&LA (MHC)              2.05      7.01          5.01           2.00          0.31         1.25
PHBK     Peoples Heritage Finl Group         4.74      7.71          3.33           4.38          0.90         3.26
PHFC     Pittsburgh Home Financial Corp      3.10      7.59          4.59           3.00          0.15         1.81
PHSB     Peoples Home Savings Bk (MHC)       3.43      7.22          3.90           3.32          0.36         2.71
PKPS     Poughkeepsie Financial Corp.        3.31      7.67          4.51           3.16          0.40         2.45
PLSK     Pulaski Savings Bank (MHC)          3.07      6.91          3.93           2.98          0.07         1.89
PMFI     Perpetual Midwest Financial         2.96      7.72          4.90           2.82          0.40         2.11
PRBC     Prestige Bancorp Inc.               3.25      7.01          3.85           3.16          0.29         2.27
PROV     Provident Financial Holdings        3.23      7.10          4.01           3.09          0.66         2.98
PSBK     Progressive Bank Inc.               4.14      7.82          3.90           3.92          0.37         2.44



                                           INCOME STATEMENT AS OF      BALANCE SHEET GROWTH AS            MARKET DATA AS OF THE
                                           THE MOST RECENT QUARTER   OF THE MOST RECENT QUARTER            MOST RECENT QUARTER
                                           -----------------------  ------------------------------  --------------------------------
                                                                      ASSET     LOAN     DEPOSIT         MRQ        MRQ        MRQ
                                           EFFICIENCY   OVERHEAD      GROWTH   GROWTH     GROWTH       MARKET      PRICE      PRICE
                                              RATIO      RATIO         RATE     RATE       RATE         VALUE    PER SHARE    HIGH
TICKER      SHORT NAME                         (%)        (%)          (%)       (%)       (%)           ($)        ($)        ($)
-----------------------------------------  -----------------------  ------------------------------  --------------------------------
MERI     Meritrust Federal SB                53.40       43.50        (0.19)     5.53     (1.73)        33.97     40.000      41.500
METF     Metropolitan Financial Corp.        65.37       60.92         7.05      9.38      3.41         63.90     15.500      16.250
MFBC     MFB Corp.                           57.60       55.19        23.82     28.26     10.27         38.87     19.000      19.750
MFCX     Marshalltown Financial Corp.        62.36       61.16         1.32      5.95      1.51         23.64     15.500      16.625
MFFC     Milton Federal Financial Corp.      64.41       62.82        47.28     21.70      8.37         32.56     13.750      14.250
MFLR     Mayflower Co-operative Bank         58.64       54.85         3.15     (3.26)    (1.61)        17.59     19.500      19.500
MFSL     Maryland Federal Bancorp            52.52       48.69        10.27      6.13      9.34        146.06     37.750      38.250
MGNL     Magna Bancorp Inc.                  61.72       39.94        (8.64)    11.70      1.64        371.37     27.375      27.375
MIFC     Mid-Iowa Financial Corp.            54.94       38.68         6.37      5.71    (20.09)        16.14      9.000       9.000
MIVI     Mississippi View Holding Co.        55.94       53.06         0.11      2.93     (4.23)        13.00     14.625      15.625
MLBC     ML Bancorp Inc.                     65.50       59.89        22.74     25.94     13.85        217.93     19.375      20.250
MONT     Montgomery Financial Corp.          64.77       64.62        (4.21)    (0.09)     1.79         19.84     13.000      13.000
MRKF     Market Financial Corp.              54.46       54.38         1.67      7.09     (2.17)        18.95     13.750      13.750
MSBF     MSB Financial Inc.                  51.02       47.03        (4.93)    20.07      3.19         16.86     11.625      11.625
MSBK     Mutual Savings Bank FSB            101.82      102.30         6.56     35.02     (2.77)        55.56     10.125      10.125
MWBI     Midwest Bancshares Inc.             56.92       53.60        21.69     22.23      8.97         12.25     32.000      32.000
MWBX     MetroWest Bank                      56.62       50.85         8.36     12.49      9.76         93.32      5.750       5.750
MWFD     Midwest Federal Financial           59.58       50.82        11.90     11.95      7.45         34.59     19.750      20.750
NASB     North American Savings Bank         49.48       37.85        27.47     19.39     10.55        116.29     47.750      47.750
NBN      Northeast Bancorp                   70.52       63.49        15.21     19.97     32.77         21.89     13.750      14.250
NBSI     North Bancshares Inc.               77.13       75.67        (1.42)    18.04     (2.72)        22.11     19.750      20.125
NEIB     Northeast Indiana Bancorp           45.22       39.75         7.95     11.72    (17.19)        29.97     14.750      16.000
NHTB     New Hampshire Thrift Bncshrs        61.63       55.09         2.86      4.58     (0.83)        40.51     15.250      15.500
NMSB     NewMil Bancorp Inc.                 65.08       60.88         7.63      6.23      9.63         49.84     11.500      11.500
NSLB     NS&L Bancorp Inc.                   58.03       54.76        11.17     15.69     12.96         13.27     17.250      17.250
NSSB     Norwich Financial Corp.             54.86       49.12         6.54      1.20      1.40        150.89     21.625      22.625
NSSY     Norwalk Savings Society             67.72       59.96        30.00     17.10     10.97         87.97     30.250      31.000
NTMG     Nutmeg Federal S&LA                 74.18       66.74        37.56     19.71     42.17          8.12      8.750       8.750
NWEQ     Northwest Equity Corp.              56.10       50.29         7.55      2.11     10.76         13.52     15.000      15.000
NWSB     Northwest Savings Bank (MHC)        55.66       52.29        18.78     13.15      4.43        596.09     15.500      15.625
NYB      New York Bancorp Inc.               34.46       28.19        13.69     13.52     (4.27)       672.03     26.063      26.156
OCFC     Ocean Financial Corp.               51.39       48.81        17.38     15.42      6.41        280.02     35.250      35.250
OCN      Ocwen Financial Corp.               84.26       81.29        20.74      9.68     17.42      1,169.13     32.625      32.625
OFCP     Ottawa Financial Corp.              55.63       49.56         1.12      5.14      0.16        126.51     22.375      22.75
OHSL     OHSL Financial Corp.                60.56       58.91         0.39      6.88      1.91         28.85     25.250      25.250
PALM     Palfed Inc.                         62.61       56.96         5.59      6.78      7.83         94.45     16.750      17.500
PAMM     PacificAmerica Money Center         61.93     (389.68)       84.64    179.12     73.21         86.44     16.000      16.000
PBCI     Pamrapo Bancorp Inc.                49.66       46.22         3.95     (1.82)     1.96         61.12     21.000      21.000
PBCT     People's Bank (MHC)                 72.79       52.96        17.61     20.50     13.00      1,793.44     25.875      26.875
PBHC     Oswego City Savings Bk (MHC)        58.35       51.18         1.10      6.51      0.08         37.37     13.000      14.000
PBKB     People's Bancshares Inc.            75.89       73.57        26.90     17.58      8.82         54.40     15.250      15.250
PCBC     Perry County Financial Corp.        36.33       35.47         6.98     29.54     (9.68)        17.59     20.000      20.000
PCCI     Pacific Crest Capital               53.66       51.85        33.12     20.80     26.80         44.81     13.250      13.375
PDB      Piedmont Bancorp Inc.               50.61       47.41        14.32     16.98     14.36         29.23     10.250      11.000
PEEK     Peekskill Financial Corp.           47.41       45.53        (0.07)    13.15     (0.90)        52.29     15.000      15.250
PERM     Permanent Bancorp Inc.              63.88       57.97         9.01      7.97      4.25         49.89     24.250      25.500
PERT     Perpetual Bank (MHC)                63.44       52.90        17.16     23.38     17.24         79.74     29.500      29.750
PETE     Primary Bank                        72.04       66.06        (3.70)     9.14      4.37         56.13     25.250      25.250
PFDC     Peoples Bancorp                     36.84       33.30         6.10      9.75      5.30         57.99     23.000      23.000
PFED     Park Bancorp Inc.                   67.39       66.75        (5.42)    13.88      1.51         41.33     16.250      16.625
PFFB     PFF Bancorp Inc.                    56.45       48.99        15.09     10.01      2.97        353.59     18.750      18.750
PFFC     Peoples Financial Corp.             61.97       61.73       (14.28)    33.49    (17.68)        24.73     15.625      15.625
PFNC     Progress Financial Corp.            70.90       62.75        18.28     29.14    (10.37)        57.57     10.500      10.500
PFSB     PennFed Financial Services Inc      43.42       39.96        22.15     21.80     13.86        144.66     27.250      27.500
PFSL     Pocahontas FS&LA (MHC)              54.24       47.16         5.83     20.02     53.05         46.52     20.750      20.750
PHBK     Peoples Heritage Finl Group         59.08       50.63         9.76     12.80      6.55      1,084.56     37.875      37.875
PHFC     Pittsburgh Home Financial Corp      56.23       54.05        32.52     30.99      3.11         37.30     15.250      15.250
PHSB     Peoples Home Savings Bk (MHC)       73.01       70.06           NA        NA        NA         39.30         NA          NA
PKPS     Poughkeepsie Financial Corp.        66.40       62.11         8.85      0.57     11.49         99.18      7.313       7.313
PLSK     Pulaski Savings Bank (MHC)          60.95       60.04       (31.49)     7.56      2.32         35.97     13.875      13.875
PMFI     Perpetual Midwest Financial         65.23       60.30        (0.55)    19.50     18.59         39.30     19.125      20.500
PRBC     Prestige Bancorp Inc.               65.78       62.62        28.03     40.04      7.42         15.55     15.625      16.125
PROV     Provident Financial Holdings        79.10       74.64         4.47     22.74      5.00         98.10     16.625      17.250
PSBK     Progressive Bank Inc.               52.02       47.49         0.53      1.26      1.51        125.14     31.500      31.500


                                                MARKET DATA AS OF THE MOST RECENT QUARTER
                                             ------------------------------------------------
                                                 MRQ         MRQ PUBLICLY       MRQ TANGIBLE
                                                PRICE          REPORTED         PUBLICLY REP
                                                 LOW          BOOK VALUE         BOOK VALUE
TICKER      SHORT NAME                           ($)              ($)               ($)
-----------------------------------------    ------------------------------------------------
MERI     Meritrust Federal SB                   34.000          24.21              24.21
METF     Metropolitan Financial Corp.           10.750           9.22               8.34
MFBC     MFB Corp.                              18.750          20.05              20.05
MFCX     Marshalltown Financial Corp.           15.000          14.22              14.22
MFFC     Milton Federal Financial Corp.         13.250          12.26              12.26
MFLR     Mayflower Co-operative Bank            15.750          13.67              13.44
MFSL     Maryland Federal Bancorp               34.375          30.22              29.84
MGNL     Magna Bancorp Inc.                     16.750          10.06               9.79
MIFC     Mid-Iowa Financial Corp.                7.313           7.00               6.99
MIVI     Mississippi View Holding Co.           14.000          16.09              16.09
MLBC     ML Bancorp Inc.                        15.000          13.68              13.44
MONT     Montgomery Financial Corp.             11.000             NA                 NA
MRKF     Market Financial Corp.                 12.250          14.83              14.83
MSBF     MSB Financial Inc.                     10.375          10.17              10.17
MSBK     Mutual Savings Bank FSB                 6.500           9.57               9.57
MWBI     Midwest Bancshares Inc.                28.000          29.06              29.06
MWBX     MetroWest Bank                          4.625           3.02               3.02
MWFD     Midwest Federal Financial              17.625          11.21              10.81
NASB     North American Savings Bank            38.000          25.37              24.52
NBN      Northeast Bancorp                      13.250          13.49              11.66
NBSI     North Bancshares Inc.                  19.125          16.96              16.96
NEIB     Northeast Indiana Bancorp              13.250          15.19              15.19
NHTB     New Hampshire Thrift Bncshrs           11.750          11.78              10.03
NMSB     NewMil Bancorp Inc.                     8.875           8.27               8.27
NSLB     NS&L Bancorp Inc.                      16.250          16.51              16.51
NSSB     Norwich Financial Corp.                18.500          14.70              13.27
NSSY     Norwalk Savings Society                23.000          21.54              20.84
NTMG     Nutmeg Federal S&LA                     7.000           7.72               7.72
NWEQ     Northwest Equity Corp.                 13.750          14.23              14.23
NWSB     Northwest Savings Bank (MHC)           14.250           8.49               7.99
NYB      New York Bancorp Inc.                  20.813           7.73               7.73
OCFC     Ocean Financial Corp.                  27.625          27.35              27.35
OCN      Ocwen Financial Corp.                  26.000           9.10               8.69
OFCP     Ottawa Financial Corp.                   20.5          15.31              12.29
OHSL     OHSL Financial Corp.                   22.625          21.21              21.21
PALM     Palfed Inc.                            15.250          10.37              10.37
PAMM     PacificAmerica Money Center            12.000          15.45              15.45
PBCI     Pamrapo Bancorp Inc.                   18.500          16.62              16.49
PBCT     People's Bank (MHC)                    19.000          10.93              10.92
PBHC     Oswego City Savings Bk (MHC)           10.875          11.68               9.72
PBKB     People's Bancshares Inc.               11.625           9.31               8.96
PCBC     Perry County Financial Corp.           18.750          18.81              18.81
PCCI     Pacific Crest Capital                  12.250           8.95               8.95
PDB      Piedmont Bancorp Inc.                  10.125           7.42               7.42
PEEK     Peekskill Financial Corp.              13.375          14.71              14.71
PERM     Permanent Bancorp Inc.                 20.750          19.74              19.45
PERT     Perpetual Bank (MHC)                   24.125          20.14              20.14
PETE     Primary Bank                           16.750          14.33              14.31
PFDC     Peoples Bancorp                        21.750          19.23              19.23
PFED     Park Bancorp Inc.                      14.250          16.27              16.27
PFFB     PFF Bancorp Inc.                       13.625          14.51              14.36
PFFC     Peoples Financial Corp.                15.000          15.78              15.78
PFNC     Progress Financial Corp.                8.063           5.83               5.15
PFSB     PennFed Financial Services Inc         22.250          21.83              18.26
PFSL     Pocahontas FS&LA (MHC)                 17.750          14.76              14.76
PHBK     Peoples Heritage Finl Group            27.500          15.77              13.29
PHFC     Pittsburgh Home Financial Corp         14.000          14.21              14.05
PHSB     Peoples Home Savings Bk (MHC)              NA             NA                 NA
PKPS     Poughkeepsie Financial Corp.            5.438           5.85               5.85
PLSK     Pulaski Savings Bank (MHC)             11.500          10.20              10.20
PMFI     Perpetual Midwest Financial            19.000          18.00              18.00
PRBC     Prestige Bancorp Inc.                  15.500          16.51              16.51
PROV     Provident Financial Holdings           14.125          17.37              17.37
PSBK     Progressive Bank Inc.                  23.375          19.67              17.57

                                    EXHIBIT 5
                       SELECTED DATA ON ALL PUBLIC THRIFTS

                                                                              INCOME STATEMENT AS OF THE MOST RECENT QUARTER

                                            -------------------------------------------------------------------------------
                                               NET        INTEREST    INTEREST    NET INTEREST  NONINTEREST   NONINTEREST
                                             INTEREST     INCOME/     EXPENSE/       INCOME/      INCOME/      EXPENSE/
                                              MARGIN     AVG ASSETS  AVG ASSETS    AVG ASSETS    AVG ASSETS   AVG ASSETS
TICKER          SHORT NAME                     (%)          (%)          (%)           (%)          (%)           (%)
------------------------------------------  -------------------------------------------------------------------------------
PSFC      Peoples-Sidney Financial Corp.       3.27        7.69         4.49         3.20          0.07          1.67
PSFI      PS Financial Inc.                    5.16        7.45         2.38         5.08          0.08          1.72
PTRS      Potters Financial Corp.              3.36        7.12         3.87         3.25          0.31          2.41
PULB      Pulaski Bank, Svgs Bank (MHC)        3.77        7.59         3.91         3.68          0.26          2.31
PULS      Pulse Bancorp                        2.73        7.05         4.38         2.67          0.07          1.03
PVFC      PVF Capital Corp.                    4.11        8.79         4.70         4.09          0.28          2.36
PVSA      Parkvale Financial Corporation       2.98        7.22         4.28         2.95          0.23          1.47
PWBC      PennFirst Bancorp Inc.               2.24        6.95         4.78         2.18          0.12          1.13
PWBK      Pennwood Bancorp Inc.                4.51        7.90         3.65         4.25          0.22          2.56
QCBC      Quaker City Bancorp Inc.             3.12        7.71         4.65         3.06          0.35          1.91
QCFB      QCF Bancorp Inc.                     4.05        7.09         3.07         4.02          0.35          1.82
QCSB      Queens County Bancorp Inc.           4.60        8.20         3.73         4.46          0.15          1.93
RARB      Raritan Bancorp Inc.                 3.63        7.24         3.75         3.50          0.25          1.99
RCSB      RCSB Financial Inc.                  3.56        7.57         4.25         3.32          1.57          3.23
REDF      RedFed Bancorp Inc.                  3.38        7.03         3.85         3.18          0.73          2.83
RELI      Reliance Bancshares Inc.             5.14        7.72         2.63         5.10          0.04          5.06
RELY      Reliance Bancorp Inc.                3.40        7.15         3.92         3.23          0.17          1.76
RIVR      River Valley Bancorp                 4.17        7.34         3.46         3.88          0.54          2.73
ROSE      TR Financial Corp.                   2.61        7.19         4.63         2.56          0.22          1.31
RSLN      Roslyn Bancorp Inc.                  3.38        7.20         3.91         3.30          0.22          1.42
RVSB      Riverview Savings Bank (MHC)         4.45        8.15         3.96         4.18          0.75          2.89
SBFL      SB of the Finger Lakes (MHC)         3.13        7.19         4.15         3.04          0.22          2.67
SBOS      Boston Bancorp (The)                 2.95        6.88         4.00         2.87          0.15          1.27
SCBS      Southern Community Bancshares        4.24        7.11         2.90         4.20          0.43          2.76
SCCB      S. Carolina Community Bancshrs       4.03        7.54         3.60         3.94          0.27          2.56
SECP      Security Capital Corp.               3.71        7.64         4.06         3.58          0.56          1.78
SFED      SFS Bancorp Inc.                     3.47        7.22         3.84         3.37          0.24          2.47
SFFC      StateFed Financial Corporation       3.53        7.79         4.45         3.34          0.26          1.09
SFIN      Statewide Financial Corp.            3.79        7.46         3.78         3.68          0.23          2.51
SFNB      Security First Network Bank          4.26        5.39         2.10         3.29         15.25         51.80
SFSB      SuburbFed Financial Corp.            2.87        7.12         4.33         2.79          0.68          2.56
SFSL      Security First Corp.                 4.02        8.26         4.39         3.87          0.26          2.03
SGVB      SGV Bancorp Inc.                     2.61        7.20         4.67         2.53          0.21          2.17
SHEN      First Shenango Bancorp Inc.          3.28        7.48         4.26         3.22          0.17          1.44
SISB      SIS Bancorp Inc.                     3.76        7.11         3.55         3.56          0.78          2.84
SKAN      Skaneateles Bancorp Inc.             4.12        7.72         3.82         3.90          0.71          3.34
SKBO      First Carnegie Deposit (MHC)         2.76        6.70         4.00         2.69          0.06          1.53
SMBC      Southern Missouri Bancorp Inc.       3.04        6.94         3.95         2.99          0.32          1.86
SMFC      Sho-Me Financial Corp.               3.42        7.91         4.60         3.31          0.42          1.66
SOBI      Sobieski Bancorp Inc.                3.42        7.23         3.91         3.32          0.05          2.29
SOPN      First Savings Bancorp Inc.           3.93        7.71         3.86         3.85          0.19          1.19
SOSA      Somerset Savings Bank                4.13        8.19         4.28         3.91          0.20          3.03
SPBC      St. Paul Bancorp Inc.                3.13        7.08         4.08         3.00          0.92          2.24
SRN       Southern Banc Company Inc.           2.86        7.02         4.21         2.80          0.06          2.07
SSB       Scotland Bancorp Inc                 4.68        7.49         2.90         4.60          0.10          2.28
SSFC      South Street Financial Corp.         3.40        7.33         4.03         3.29          0.05          1.40
SSM       Stone Street Bancorp Inc.            4.78        7.75         3.18         4.58          0.20          3.20
STFR      St. Francis Capital Corp.            2.83        7.28         4.64         2.64          0.32          2.02
STND      Standard Financial Inc.              2.65        6.98         4.39         2.59          0.18          1.55
STSA      Sterling Financial Corp.             2.90        7.68         4.93         2.76          0.55          2.36
SVRN      Sovereign Bancorp Inc.               2.56        7.05         4.60         2.45          0.31          1.46
SWBI      Southwest Bancshares                 3.40        7.47         4.27         3.20          0.18          1.81
SWCB      Sandwich Co-operative Bank           3.69        7.24         3.70         3.53          0.48          2.46
SZB       SouthFirst Bancshares Inc.           3.85        7.52         3.94         3.58          1.51          4.13
TBK       Tolland Bank                         3.65        7.21         3.73         3.48          0.49          2.82
THR       Three Rivers Financial Corp.         3.66        7.36         3.83         3.53          0.52          2.83
THRD      TF Financial Corporation             3.23        6.95         3.84         3.11          0.21          2.08
TPNZ      Tappan Zee Financial Inc.            3.78        7.37         3.68         3.69          0.13          2.32
TRIC      Tri-County Bancorp Inc.              3.10        7.24         4.21         3.03          0.18          1.73
TSBS      Peoples Bancorp Inc. (MHC)           3.70        6.93         3.41         3.52          0.25          1.95
TSH       Teche Holding Co.                    3.43        7.65         4.29         3.36          0.65          2.54
TWIN      Twin City Bancorp                    3.92        7.75         3.96         3.80          0.39          2.51
UBMT      United Financial Corp.               3.82        7.09         3.41         3.68          0.56          1.98
UFRM      United Federal Savings Bank          3.79        8.10         4.56         3.54          1.11          3.51


                                             INCOME STATEMENT AS OF        BALANCE SHEET GROWTH AS       MARKET DATA AS OF THE
                                             THE MOST RECENT QUARTER     OF THE MOST RECENT QUARTER       MOST RECENT QUARTER
                                             -----------------------   ------------------------------  ------------------------
                                                                         ASSET      LOAN     DEPOSIT          MRQ       MRQ
                                              EFFICIENCY   OVERHEAD     GROWTH    GROWTH     GROWTH        MARKET      PRICE
                                                RATIO       RATIO        RATE      RATE       RATE          VALUE    PER SHARE
TICKER          SHORT NAME                       (%)         (%)         (%)        (%)       (%)            ($)        ($)
------------------------------------------   -----------------------   ------------------------------  ------------------------
PSFC      Peoples-Sidney Financial Corp.        50.92        49.80        6.23       4.89      0.75          29.01         NA
PSFI      PS Financial Inc.                     33.40        32.35       40.17       9.02      1.51          33.82     14.500
PTRS      Potters Financial Corp.               67.64        64.52       14.60      35.62      5.91          12.16     22.000
PULB      Pulaski Bank, Svgs Bank (MHC)         58.54        55.64        5.41         13      1.08          55.23     18.375
PULS      Pulse Bancorp                         37.77        36.09        3.31     (20.62)     3.22          66.23     20.250
PVFC      PVF Capital Corp.                     54.47        51.31        9.98      11.72     (6.62)         52.39     15.227
PVSA      Parkvale Financial Corporation        45.57        41.36        7.67      23.74      6.42         122.67     27.625
PWBC      PennFirst Bancorp Inc.                45.99        42.91       62.71     191.09     64.83          82.90     14.432
PWBK      Pennwood Bancorp Inc.                 53.42        50.97       17.13      87.45     (6.53)          9.71     15.250
QCBC      Quaker City Bancorp Inc.              52.15        46.68       10.53       4.53      5.35          97.59     17.563
QCFB      QCF Bancorp Inc.                      41.66        36.64        7.39       5.36      8.18          35.66     19.125
QCSB      Queens County Bancorp Inc.            41.81        39.88       27.27      33.51      3.33         549.64       45.5
RARB      Raritan Bancorp Inc.                  51.99        48.51        4.57      11.49      4.06          57.88     19.667
RCSB      RCSB Financial Inc.                   66.70        50.95        7.14      34.51     (4.30)        756.70     40.938
REDF      RedFed Bancorp Inc.                   69.17        62.06        1.57       6.52      2.92         124.65     16.375
RELI      Reliance Bancshares Inc.              98.51        98.49        1.48       8.90     (9.95)         21.49      8.375
RELY      Reliance Bancorp Inc.                 46.41        43.65       10.37      22.03      8.95         280.84     29.438
RIVR      River Valley Bancorp                  60.51        54.96        6.12      15.39     (8.90)         19.64     14.750
ROSE      TR Financial Corp.                    46.81        42.21       17.33      23.78     (1.04)        475.30     25.188
RSLN      Roslyn Bancorp Inc.                   39.71        35.69       43.50      21.00     11.00         992.87     22.875
RVSB      Riverview Savings Bank (MHC)          55.67        47.75        9.39       6.78     (1.87)         67.11     21.000
SBFL      SB of the Finger Lakes (MHC)          78.70        77.16        7.29      28.39     40.07          44.63     17.250
SBOS      Boston Bancorp (The)                  42.96        39.99      (36.27)    (23.33)     3.59             NA     41.750
SCBS      Southern Community Bancshares         59.46        55.28        1.51      17.18      4.60          18.06     14.625
SCCB      S. Carolina Community Bancshrs        60.70        58.02        4.29       3.05      6.45          16.55     19.000
SECP      Security Capital Corp.                43.06        34.12        2.90       3.23      6.64         973.78     94.500
SFED      SFS Bancorp Inc.                      68.46        66.18        9.50      19.07     10.05          24.31     16.750
SFFC      StateFed Financial Corporation        56.51        53.16        1.86         NA     (2.49)         17.24     19.000
SFIN      Statewide Financial Corp.             64.15        61.92       (2.46)      0.42     (8.90)         92.74     18.000
SFNB      Security First Network Bank          275.63           NM       (4.66)    194.17     56.30         103.44      6.875
SFSB      SuburbFed Financial Corp.             73.65        67.24       18.54      32.89     (9.84)         34.71     26.500
SFSL      Security First Corp.                  49.02        45.61       11.64      11.06     17.79         134.58     15.000
SGVB      SGV Bancorp Inc.                      76.08        74.12        9.57      (4.62)     9.05          35.72     13.969
SHEN      First Shenango Bancorp Inc.           41.70        38.61       10.48       7.31     (1.56)         57.76     26.250
SISB      SIS Bancorp Inc.                      65.01        57.30        8.78      18.67      3.39         172.88     29.250
SKAN      Skaneateles Bancorp Inc.              71.50        66.30       10.39       7.16      9.26          22.19     20.750
SKBO      First Carnegie Deposit (MHC)          55.77        54.80      (37.91)      2.27    (45.05)         36.80     14.500
SMBC      Southern Missouri Bancorp Inc.        59.96        55.64       15.12      12.75     18.77          28.05     16.250
SMFC      Sho-Me Financial Corp.                44.38        37.28       31.93      33.48     17.51          58.45     38.000
SOBI      Sobieski Bancorp Inc.                 67.85        67.37       13.53      23.75      2.65          12.59     14.750
SOPN      First Savings Bancorp Inc.            29.63        26.17       34.07      10.93      3.92          74.50     22.250
SOSA      Somerset Savings Bank                 63.96        62.11       (5.86)     (0.69)     4.74          65.04      2.750
SPBC      St. Paul Bancorp Inc.                 58.52        45.79       11.28      25.35    (11.78)        819.96     22.083
SRN       Southern Banc Company Inc.            70.78        70.15       (1.01)        NA     (2.00)         19.99     14.375
SSB       Scotland Bancorp Inc                  48.65        47.55        3.22       5.11     (0.43)         36.84     16.125
SSFC      South Street Financial Corp.          41.81        41.00        4.95      (0.72)     3.47          83.19     16.500
SSM       Stone Street Bancorp Inc.             66.96        65.54        2.37       4.18      3.00          40.69     21.813
STFR      St. Francis Capital Corp.             65.50        61.31       16.86      12.05     14.11         197.54     38.750
STND      Standard Financial Inc.               55.64        52.48       13.79      15.67     12.84         415.31       24.5
STSA      Sterling Financial Corp.              67.17        60.66       33.18       5.92     12.10         112.72     18.625
SVRN      Sovereign Bancorp Inc.                49.24        42.92       23.89      15.76      8.38       1,388.65     15.250
SWBI      Southwest Bancshares                  56.74        54.27        7.28       8.40      0.36          53.67     20.750
SWCB      Sandwich Co-operative Bank            58.32        52.67       22.43      18.37     17.61          68.95     30.500
SZB       SouthFirst Bancshares Inc.            81.08        73.11       18.83      27.83     (7.99)         13.56     16.000
TBK       Tolland Bank                          66.07        61.25        1.54       2.61      9.30          27.89     14.813
THR       Three Rivers Financial Corp.          69.51        64.99        8.49       7.37     (2.48)         13.28     14.375
THRD      TF Financial Corporation              57.93        55.09       (2.25)     (2.53)    (0.05)         83.70     19.625
TPNZ      Tappan Zee Financial Inc.             60.41        59.05        7.58       7.34     10.33          26.01     17.500
TRIC      Tri-County Bancorp Inc.               53.81        51.05       16.20      16.29    (16.91)         14.31     21.250
TSBS      Peoples Bancorp Inc. (MHC)            48.90        45.21        2.97       3.26      2.49         271.11     19.125
TSH       Teche Holding Co.                     63.60        56.56       12.90      10.35      8.74          63.16     19.000
TWIN      Twin City Bancorp                     60.25        56.17       10.94      (1.63)    22.95          17.28     19.375
UBMT      United Financial Corp.                46.73        38.63       (7.88)    (14.32)   (15.43)         29.36     22.250
UFRM      United Federal Savings Bank           75.33        67.59        7.92      39.04      5.87          35.35     11.750



                                                          MARKET DATA AS OF THE
                                                           MOST RECENT QUARTER
                                          -------------------------------------------------------
                                           MRQ         MRQ         MRQ PUBLICLY   MRQ TANGIBLE
                                           PRICE       PRICE          REPORTED     PUBLICLY REP
                                           HIGH         LOW          BOOK VALUE     BOOK VALUE
TICKER          SHORT NAME                  ($)         ($)              ($)           ($)
----------------------------------------  -------------------------------------------------------
PSFC      Peoples-Sidney Financial Corp.      NA          NA              NA             NA
PSFI      PS Financial Inc.               14.875      12.875           14.66          14.66
PTRS      Potters Financial Corp.         22.000      19.000           21.97          21.97
PULB      Pulaski Bank, Svgs Bank (MHC)   19.625      17.375           11.23          11.23
PULS      Pulse Bancorp                   20.250      17.875           13.63          13.63
PVFC      PVF Capital Corp.               16.364      13.636            9.79           9.79
PVSA      Parkvale Financial Corporation  28.750      26.000           18.54          18.40
PWBC      PennFirst Bancorp Inc.          14.432      12.273           12.44          11.63
PWBK      Pennwood Bancorp Inc.           15.250      13.750           15.05          15.05
QCBC      Quaker City Bancorp Inc.        17.563      14.400           14.94          14.93
QCFB      QCF Bancorp Inc.                19.750      17.500           18.98          18.98
QCSB      Queens County Bancorp Inc.          48      35.667           19.83          19.83
RARB      Raritan Bancorp Inc.            20.500      16.333           12.48          12.28
RCSB      RCSB Financial Inc.             41.125      29.500           21.42          20.90
REDF      RedFed Bancorp Inc.             16.500      12.375           10.75          10.71
RELI      Reliance Bancshares Inc.         8.375       7.125            9.08           9.08
RELY      Reliance Bancorp Inc.           29.438      22.000           18.54          13.36
RIVR      River Valley Bancorp            15.000      13.625           14.62          14.40
ROSE      TR Financial Corp.              25.938      16.688           13.45          13.45
RSLN      Roslyn Bancorp Inc.             22.875      15.875           14.58          14.51
RVSB      Riverview Savings Bank (MHC)    24.000      18.000           10.67           9.74
SBFL      SB of the Finger Lakes (MHC)    17.250      14.750           11.63          11.63
SBOS      Boston Bancorp (The)            42.250      36.250           40.29          40.29
SCBS      Southern Community Bancshares   14.625      13.500           13.19          13.19
SCCB      S. Carolina Community Bancshrs  20.500      15.000           17.11          17.11
SECP      Security Capital Corp.          96.750      83.750           60.81          60.81
SFED      SFS Bancorp Inc.                17.375      16.000           17.44          17.44
SFFC      StateFed Financial Corporation  19.125      18.000           19.44          19.44
SFIN      Statewide Financial Corp.       18.125      14.750           13.90          13.87
SFNB      Security First Network Bank      9.375       5.500            3.02           2.97
SFSB      SuburbFed Financial Corp.       26.500      22.250           21.92          21.84
SFSL      Security First Corp.            15.000      12.000            8.12           7.99
SGVB      SGV Bancorp Inc.                14.250      11.375           12.77          12.56
SHEN      First Shenango Bancorp Inc.     26.750      21.750           21.75          21.75
SISB      SIS Bancorp Inc.                29.625      23.375           18.31          18.31
SKAN      Skaneateles Bancorp Inc.        20.750      18.375           17.79          17.24
SKBO      First Carnegie Deposit (MHC)    14.750      11.625           10.52          10.52
SMBC      Southern Missouri Bancorp Inc.  17.250      14.250           15.85          15.85
SMFC      Sho-Me Financial Corp.          40.250      28.750           21.62          21.62
SOBI      Sobieski Bancorp Inc.           15.250      14.500           17.24          17.24
SOPN      First Savings Bancorp Inc.      24.000      19.375           18.26          18.26
SOSA      Somerset Savings Bank            2.750       2.250            1.96           1.96
SPBC      St. Paul Bancorp Inc.           22.833      17.583           11.67          11.64
SRN       Southern Banc Company Inc.      14.625      13.125           14.42          14.27
SSB       Scotland Bancorp Inc            16.375      14.875           13.45          13.45
SSFC      South Street Financial Corp.    16.750      15.125           14.69          14.69
SSM       Stone Street Bancorp Inc.       27.250      20.938           16.13          16.13
STFR      St. Francis Capital Corp.       38.750      29.000           24.18          21.37
STND      Standard Financial Inc.             25      22.625           17.11          17.08
STSA      Sterling Financial Corp.        19.000      15.250           12.17          10.61
SVRN      Sovereign Bancorp Inc.          15.250      11.375            6.85           5.16
SWBI      Southwest Bancshares            21.000      18.750           15.68          15.68
SWCB      Sandwich Co-operative Bank      32.000      27.250           20.83          19.94
SZB       SouthFirst Bancshares Inc.      16.000      13.875           16.06          16.06
TBK       Tolland Bank                    15.000      10.406           10.60          10.30
THR       Three Rivers Financial Corp.    15.250      13.750           15.23          15.17
THRD      TF Financial Corporation        19.625      16.625           18.86          16.54
TPNZ      Tappan Zee Financial Inc.       17.500      14.000           14.11          14.11
TRIC      Tri-County Bancorp Inc.         21.250      18.500           22.51          22.51
TSBS      Peoples Bancorp Inc. (MHC)      20.375      18.000           11.79          10.82
TSH       Teche Holding Co.               19.375      15.500           15.53          15.53
TWIN      Twin City Bancorp               19.750      18.000           16.17          16.17
UBMT      United Financial Corp.          22.250      19.000           20.10          20.10
UFRM      United Federal Savings Bank     12.000       9.500            6.70           6.70

                  EXHIBIT 5
      SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                    INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                      ---------------------------------------------------------------------
                                                        NET        INTEREST      INTEREST      NET INTEREST     NONINTEREST
                                                      INTEREST     INCOME/       EXPENSE/         INCOME/         INCOME/
                                                       MARGIN     AVG ASSETS    AVG ASSETS      AVG ASSETS       AVG ASSETS
 TICKER              SHORT NAME                         (%)          (%)            (%)             (%)             (%)
--------------------------------------------          ---------------------------------------------------------------------
USAB         USABancshares, Inc.                        4.79         9.40           4.75            4.65            0.76
VABF         Virginia Beach Fed. Financial              3.25         8.03           4.88            3.16            0.40
VFFC         Virginia First Financial Corp.             4.01         8.31           4.43            3.87            0.65
WAMU         Washington Mutual Inc.                     2.85         7.41           4.67            2.74            0.62
WAYN         Wayne Savings & Loan Co. (MHC)             3.31         7.51           4.32            3.20            0.24
WBST         Webster Financial Corp.                    3.25         7.04           3.92            3.11            0.47
WCBI         Westco Bancorp                             3.70         7.61           4.01            3.60            0.26
WCFB         Webster City Federal SB (MHC)              3.66         7.11           3.52            3.58            0.20
WEFC         Wells Financial Corp.                      3.41         7.56           4.19            3.37            0.47
WEHO         Westwood Homestead Fin. Corp.              3.48         7.51           4.07            3.44            0.10
WES          Westcorp                                   3.77         7.74           4.52            3.22            5.17
WFI          Winton Financial Corp.                     3.14         8.01           4.93            3.08            0.13
WFSG         Wilshire Financial Services                2.03         9.13           7.22            1.90            0.98
WFSL         Washington Federal Inc.                    3.67         8.13           4.57            3.56            0.08
WHGB         WHG Bancshares Corp.                       3.93         7.25           3.48            3.77            0.12
WOFC         Western Ohio Financial Corp.               3.05         7.45           4.57            2.88            0.12
WRNB         Warren Bancorp Inc.                        5.16         8.07           3.14            4.94            0.29
WSB          Washington Savings Bank, FSB               2.70         8.06           5.47            2.59            0.21
WSFS         WSFS Financial Corporation                 3.44         8.12           4.74            3.38            0.69
WSTR         WesterFed Financial Corp.                  3.58         7.37           4.06            3.31            0.69
WVFC         WVS Financial Corp.                        3.66         7.61           4.00            3.61            0.12
WWFC         Westwood Financial Corporation             2.98         7.01           4.10            2.91            0.16
WYNE         Wayne Bancorp Inc.                         3.58         7.26           3.78            3.49            0.23
YFCB         Yonkers Financial Corporation              3.94         7.48           3.63            3.85            0.30
YFED         York Financial Corp.                       3.30         7.58           4.47            3.11            0.45
                                                        -------------------------------------------------------------------
             Average                                    3.51         7.49           4.12            3.36            0.66

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                    INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                    ----------------------------------------------
                                                     NONINTEREST
                                                      EXPENSE/        EFFICIENCY         OVERHEAD
                                                     AVG ASSETS          RATIO            RATIO
 TICKER              SHORT NAME                          (%)              (%)              (%)
--------------------------------------------        ----------------------------------------------
USAB         USABancshares, Inc.                        4.16             72.13            67.58
VABF         Virginia Beach Fed. Financial              2.59             72.42            68.92
VFFC         Virginia First Financial Corp.             3.35             73.67            69.25
WAMU         Washington Mutual Inc.                     1.66             48.27            36.63
WAYN         Wayne Savings & Loan Co. (MHC)             2.30             66.97            64.52
WBST         Webster Financial Corp.                    2.10             55.08            48.24
WCBI         Westco Bancorp                             1.61             41.69            37.41
WCFB         Webster City Federal SB (MHC)              1.40             36.70            33.18
WEFC         Wells Financial Corp.                      1.94             50.46            43.50
WEHO         Westwood Homestead Fin. Corp.              1.93             54.38            53.05
WES          Westcorp                                   7.39             87.53            67.51
WFI          Winton Financial Corp.                     1.91             58.82            57.04
WFSG         Wilshire Financial Services                3.57            142.50           164.41
WFSL         Washington Federal Inc.                    0.75             18.87            17.13
WHGB         WHG Bancshares Corp.                       2.32             59.46            58.16
WOFC         Western Ohio Financial Corp.               2.24             74.67            73.66
WRNB         Warren Bancorp Inc.                        2.67             50.43            47.53
WSB          Washington Savings Bank, FSB               1.60             64.23            61.33
WSFS         WSFS Financial Corporation                 2.35             54.65            45.43
WSTR         WesterFed Financial Corp.                  2.86             67.25            60.37
WVFC         WVS Financial Corp.                        1.73             46.43            44.67
WWFC         Westwood Financial Corporation             1.61             49.45            46.67
WYNE         Wayne Bancorp Inc.                         2.31             62.11            59.63
YFCB         Yonkers Financial Corporation              2.19             52.97            49.36
YFED         York Financial Corp.                       2.34             63.41            58.15
                                                    ----------------------------------------------
             Average                                    2.49             59.20            52.17

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                         BALANCE SHEET GROWTH AS OF THE MOST RECENT QUARTER
                                                         --------------------------------------------------

                                                                  ASSET          LOAN          DEPOSIT
                                                                 GROWTH         GROWTH          GROWTH
                                                                  RATE           RATE            RATE
 TICKER              SHORT NAME                                   (%)             (%)            (%)
-------------------------------------------              --------------------------------------------------
USAB         USABancshares, Inc.                                 91.62           62.27          98.30
VABF         Virginia Beach Fed. Financial                        6.88           11.60         (23.99)
VFFC         Virginia First Financial Corp.                       4.34            6.36          10.44
WAMU         Washington Mutual Inc.                              23.56            1.26          (5.19)
WAYN         Wayne Savings & Loan Co. (MHC)                       3.26           (1.50)          2.58
WBST         Webster Financial Corp.                             25.80            4.83          (4.69)
WCBI         Westco Bancorp                                       2.18           10.98           2.88
WCFB         Webster City Federal SB (MHC)                        6.61            8.04           9.78
WEFC         Wells Financial Corp.                                0.30            6.90          (3.41)
WEHO         Westwood Homestead Fin. Corp.                       14.46           32.24          17.47
WES          Westcorp                                            32.00           11.06          18.45
WFI          Winton Financial Corp.                              13.31           12.98           7.75
WFSG         Wilshire Financial Services                         36.91           19.19         (15.25)
WFSL         Washington Federal Inc.                             (1.98)           2.68           5.26
WHGB         WHG Bancshares Corp.                                 7.22            4.57          12.00
WOFC         Western Ohio Financial Corp.                        (3.57)          11.67           2.77
WRNB         Warren Bancorp Inc.                                 (3.60)           5.22          (4.97)
WSB          Washington Savings Bank, FSB                         2.65            3.38           1.95
WSFS         WSFS Financial Corporation                           8.23           26.51          (1.26)
WSTR         WesterFed Financial Corp.                            9.95           22.07          (2.23)
WVFC         WVS Financial Corp.                                 21.15           18.25           6.71
WWFC         Westwood Financial Corporation                      12.64            8.18          13.64
WYNE         Wayne Bancorp Inc.                                  25.41           44.71           8.97
YFCB         Yonkers Financial Corporation                        5.19           56.29          12.75
YFED         York Financial Corp.                                 1.74            2.34           6.30
                                                         --------------------------------------------------
             Average                                             12.97           17.05           7.56

                 EXHIBIT 5
     SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                     MARKET DATA AS OF THE MOST RECENT QUARTER
                                                      ----------------------------------------------------------------------
                                                           MRQ           MRQ            MRQ         MRQ         MRQ PUBLICLY
                                                         MARKET         PRICE          PRICE       PRICE          REPORTED
                                                          VALUE       PER SHARE        HIGH         LOW          BOOK VALUE
 TICKER              SHORT NAME                            ($)           ($)            ($)         ($)              ($)
--------------------------------------------          ----------------------------------------------------------------------
USAB         USABancshares, Inc.                           6.06           7.406       8.063       6.563             6.44
VABF         Virginia Beach Fed. Financial                69.67          13.375      13.500       9.750             8.50
VFFC         Virginia First Financial Corp.              139.02          14.750      16.250      12.375            11.35
WAMU         Washington Mutual Inc.                   16,113.22          59.750      62.688      45.375            20.60
WAYN         Wayne Savings & Loan Co. (MHC)               50.58          17.000      18.500      17.000            10.45
WBST         Webster Financial Corp.                     759.43          45.500      45.500      35.250            24.91
WCBI         Westco Bancorp                               65.62          26.375      26.375      22.000            19.18
WCFB         Webster City Federal SB (MHC)                37.28          15.500      15.500      13.750            10.54
WEFC         Wells Financial Corp.                        32.33          15.000      15.500      14.000            14.63
WEHO         Westwood Homestead Fin. Corp.                43.33          14.500      14.500      12.500            14.17
WES          Westcorp                                    571.39          18.375      19.000      13.250            12.71
WFI          Winton Financial Corp.                       32.27          13.125      14.500      12.000            11.36
WFSG         Wilshire Financial Services                 164.65          16.25       16.25       13.5               9.11
WFSL         Washington Federal Inc.                   1,317.25          25.688      27.688      22.500            14.66
WHGB         WHG Bancshares Corp.                         23.03          15.250      15.250      13.750            14.16
WOFC         Western Ohio Financial Corp.                 56.72          21.250      22.250      21.000            23.38
WRNB         Warren Bancorp Inc.                          69.13          18.000      19.000      15.000             9.82
WSB          Washington Savings Bank, FSB                 30.79           4.938       5.625       4.875             5.05
WSFS         WSFS Financial Corporation                  190.21          13.750      13.875      10.625             6.32
WSTR         WesterFed Financial Corp.                   125.21          20.500      20.625      17.625            18.74
WVFC         WVS Financial Corp.                          48.71          25.875      27.250      23.500            18.82
WWFC         Westwood Financial Corporation               13.71          20.750      21.500      17.000            15.76
WYNE         Wayne Bancorp Inc.                           49.84          19.875      20.250      16.000            16.44
YFCB         Yonkers Financial Corporation                60.04          15.250      15.750      14.375            14.14
YFED         York Financial Corp.                        169.08          19.875      20.000      17.750            14.28
                                                      ----------------------------------------------------------------------
             Average                                     217.44           20.90       21.45       17.82            15.72

                   EXHIBIT 5
       SELECTED DATA ON ALL PUBLIC THRIFTS
                                                     MARKET DATA AS OF THE MOST RECENT QUARTER
                                                     -----------------------------------------
                                                                    MRQ TANGIBLE
                                                                    PUBLICLY REP
                                                                     BOOK VALUE
 TICKER              SHORT NAME                                         ($)
--------------------------------------------         -----------------------------------------
USAB         USABancshares, Inc.                                        6.32
VABF         Virginia Beach Fed. Financial                              8.50
VFFC         Virginia First Financial Corp.                            10.96
WAMU         Washington Mutual Inc.                                    19.55
WAYN         Wayne Savings & Loan Co. (MHC)                            10.45
WBST         Webster Financial Corp.                                   21.28
WCBI         Westco Bancorp                                            19.18
WCFB         Webster City Federal SB (MHC)                             10.54
WEFC         Wells Financial Corp.                                     14.63
WEHO         Westwood Homestead Fin. Corp.                             14.17
WES          Westcorp                                                  12.68
WFI          Winton Financial Corp.                                    11.12
WFSG         Wilshire Financial Services                                9.11
WFSL         Washington Federal Inc.                                   13.39
WHGB         WHG Bancshares Corp.                                      14.16
WOFC         Western Ohio Financial Corp.                              21.80
WRNB         Warren Bancorp Inc.                                        9.82
WSB          Washington Savings Bank, FSB                               5.05
WSFS         WSFS Financial Corporation                                 6.27
WSTR         WesterFed Financial Corp.                                 14.99
WVFC         WVS Financial Corp.                                       18.82
WWFC         Westwood Financial Corporation                            14.04
WYNE         Wayne Bancorp Inc.                                        16.44
YFCB         Yonkers Financial Corporation                             14.14
YFED         York Financial Corp.                                      14.28
                                                     -----------------------------------------
             Average                                                   15.24

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                       INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                  --------------------------------------------------------------------------------
                                                    NET        INTEREST     INTEREST     NET INTEREST   NONINTEREST    NONINTEREST
                                                  INTEREST     INCOME/      EXPENSE/        INCOME/       INCOME/       EXPENSE/
                                                   MARGIN     AVG ASSETS   AVG ASSETS     AVG ASSETS     AVG ASSETS    AVG ASSETS
TICKER            SHORT NAME                         (%)          (%)           (%)            (%)           (%)            (%)
------------------------------------------        --------------------------------------------------------------------------------
            COMPARABLE THRIFT DATA

CATB        Catskill Financial Corp.               4.15         7.31          3.22            4.09          0.14          1.90
CEBK        Central Co-operative Bank              3.60         6.98          3.60            3.38          0.23          2.43
FBER        1st Bergen Bancorp                     3.58         7.24          3.78            3.46          0.08          2.07
FIBC        Financial Bancorp Inc.                 3.89         7.41          3.69            3.71          0.23          2.09
FKFS        First Keystone Financial               3.35         7.33          4.11            3.22          0.31          2.18
FSBI        Fidelity Bancorp Inc.                  3.02         6.91          3.97            2.93          0.24          1.86
LFBI        Little Falls Bancorp Inc.              2.69         6.64          4.05            2.59          0.09          1.71
LSBX        Lawrence Savings Bank                  3.29         7.27          4.07            3.20          0.30          2.14
PBCI        Pamrapo Bancorp Inc.                   4.75         7.77          3.24            4.53          0.31          2.48
PHFC        Pittsburgh Home Financial Corp         3.10         7.59          4.59            3.00          0.15          1.81
WVFC        WVS Financial Corp.                    3.66         7.61          4.00            3.61          0.12          1.73
                                                  -------------------------------------------------------------------------------
            Average                                3.55         7.28          3.85            3.43          0.20          2.04
            Maximum                                4.75         7.77          4.59            4.53          0.31          2.48
            Minimum                                2.69         6.64          3.22            2.59          0.08          1.71

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS
                                                  INCOME STATEMENT AS OF THE MOST RECENT QUARTER
                                                  ----------------------------------------------
                                                             EFFICIENCY   OVERHEAD
                                                                RATIO      RATIO
TICKER            SHORT NAME                                     (%)        (%)
------------------------------------------        ----------------------------------------------
            COMPARABLE THRIFT DATA

CATB        Catskill Financial Corp.                            45.69       43.82
CEBK        Central Co-operative Bank                           64.92       62.48
FBER        1st Bergen Bancorp                                  60.27       59.30
FIBC        Financial Bancorp Inc.                              53.37       50.49
FKFS        First Keystone Financial                            61.48       57.76
FSBI        Fidelity Bancorp Inc.                               58.76       55.42
LFBI        Little Falls Bancorp Inc.                           58.57       57.20
LSBX        Lawrence Savings Bank                               61.03       57.37
PBCI        Pamrapo Bancorp Inc.                                49.66       46.22
PHFC        Pittsburgh Home Financial Corp                      56.23       54.05
WVFC        WVS Financial Corp.                                 46.43       44.67
                                                  ----------------------------------------------
            Average                                             56.04       53.53
            Maximum                                             64.92       62.48
            Minimum                                             45.69       43.82

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS
                                                      BALANCE SHEET GROWTH AS OF THE MOST RECENT QUARTER
                                                      --------------------------------------------------
                                                         ASSET               LOAN             EPOSIT
                                                         GROWTH             GROWTH            GROWTH
                                                         RATE                RATE              RATE
TICKER            SHORT NAME                              (%)                 (%)              (%)
-------------------------------------------           --------------------------------------------------
            COMPARABLE THRIFT DATA

CATB        Catskill Financial Corp.                      15.04              1.78               4.26
CEBK        Central Co-operative Bank                     29.25             (0.46)             11.33
FBER        1st Bergen Bancorp                            51.48             (5.42)             10.61
FIBC        Financial Bancorp Inc.                        19.74             16.48               6.21
FKFS        First Keystone Financial                       7.83             12.41               9.55
FSBI        Fidelity Bancorp Inc.                         43.19             50.26               6.78
LFBI        Little Falls Bancorp Inc.                     (4.48)            19.59              (4.22)
LSBX        Lawrence Savings Bank                         28.40              9.63              (4.97)
PBCI        Pamrapo Bancorp Inc.                           3.95             (1.82)              1.96
PHFC        Pittsburgh Home Financial Corp                32.52             30.99               3.11
WVFC        WVS Financial Corp.                           21.15             18.25               6.71
                                                      --------------------------------------------------
            Average                                       22.55             13.79               4.67
            Maximum                                       51.48             50.26              11.33
            Minimum                                       (4.48)            (5.42)             (4.97)

                     EXHIBIT 5
        SELECTED DATA ON ALL PUBLIC THRIFTS
                                                                      MARKET DATA AS OF THE MOST RECENT QUARTER
                                                  --------------------------------------------------------------------------------
                                                    MRQ          MRQ            MRQ         MRQ       MRQ PUBLICLY    MRQ TANGIBLE
                                                  MARKET        PRICE          PRICE       PRICE        REPORTED      PUBLICLY REP
                                                   VALUE      PER SHARE        HIGH         LOW        BOOK VALUE      BOOK VALUE
TICKER            SHORT NAME                        ($)          ($)            ($)         ($)            ($)            ($)
-------------------------------------------       --------------------------------------------------------------------------------
            COMPARABLE THRIFT DATA

CATB        Catskill Financial Corp.                79.60       15.500         16.000      13.938        15.08           15.08
CEBK        Central Co-operative Bank               40.77       18.000         18.500      15.875        17.40           15.57
FBER        1st Bergen Bancorp                      55.51       15.250         15.750      12.875        13.47           13.47
FIBC        Financial Bancorp Inc.                  39.61       18.250         18.250      14.875        15.35           15.27
FKFS        First Keystone Financial                34.99       23.375         23.375      21.250        19.09           19.09
FSBI        Fidelity Bancorp Inc.                   34.10       20.250         21.500      18.409        15.83           15.83
LFBI        Little Falls Bancorp Inc.               44.01       15.625         15.625      12.750        14.51           13.40
LSBX        Lawrence Savings Bank                   51.14       11.250         11.250       9.125         7.45            7.45
PBCI        Pamrapo Bancorp Inc.                    61.12       21.000         21.000      18.500        16.62           16.49
PHFC        Pittsburgh Home Financial Corp          37.30       15.250         15.250      14.000        14.21           14.05
WVFC        WVS Financial Corp.                     48.71       25.875         27.250      23.500        18.82           18.82
                                                  --------------------------------------------------------------------------------
            Average                                 47.90       18.15          18.52       15.92         15.26           14.96
            Maximum                                 79.60       25.88          27.25       23.50         19.09           19.09
            Minimum                                 34.10       11.25          11.25        9.13          7.45            7.45

        EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                                CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   -------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   -------------------------------------------------------------
%CAL     California Federal Bank, a FSB          NA             NA            NA          NA           NA           NA           NA
%CCMD    Chevy Chase Bank, FSB                   NA             NA            NA          NA           NA           NA           NA
AABC     Access Anytime Bancorp, Inc.         0.000           0.00            NM        7.41        14.77           NM        99.54
AADV     Advantage Bancorp Inc.               0.889          29.51         17.44       14.27        13.89        36.89       154.96
ABBK     Abington Bancorp Inc.                1.212          19.90         18.44       12.19        15.00        16.42       176.19
ABCL     Alliance Bancorp Inc.                1.956          24.76         19.07       12.85        18.34        31.84       144.23
ABCW     Anchor BanCorp Wisconsin             1.164          18.55          9.23        6.46         7.09        11.27       103.81
AFBC     Advance Financial Bancorp            2.032             NA            NA       16.49           NA           NA       106.78
AFCB     Affiliated Community Bancorp         1.803          30.40         15.57       15.79        15.13        17.75       158.96
AFED     AFSALA Bancorp Inc.                  0.985             NA            NA       14.85        17.66           NA       102.07
AFFFZ    America First Financial Fund         3.975          34.33          7.30       11.04        10.94         8.64       138.94
AHCI     Ambanc Holding Co.                   1.280           0.00            NM       14.15        27.90           NM       109.34
AHM      Ahmanson & Company (H.F.)            1.609          49.72         19.46       11.20        13.54        30.90       268.74
ALBC     Albion Banc Corp.                    1.376         114.81         23.97        8.47        29.06        86.11        97.04
ALBK     ALBANK Financial Corp.               1.811          27.01         15.35       14.15        14.61        18.84       153.77
AMFC     AMB Financial Corp.                  1.655          35.82         21.32       14.84        13.43        21.64        99.18
ANA      Acadiana Bancshares Inc.             1.650             NA            NA       22.31        20.97           NA       128.46
ANBK     American National Bancorp            0.611          23.68         22.56       14.03        17.52        51.64       150.04
ANDB     Andover Bancorp Inc.                 2.194          23.06         11.65       12.76        12.50        12.02       158.32
ASBI     Ameriana Bancorp                     2.943          79.73         21.32       17.66        20.14        29.39       161.23
ASBP     ASB Financial Corp.                  3.048             NM         21.88       20.12        17.27        31.25       129.31
ASFC     Astoria Financial Corp.              1.220          25.13         17.38       13.46        17.08        25.75       172.05
ATSB     AmTrust Capital Corp.                1.569          11.36         47.22        9.45        21.25        28.98        92.93
AVND     Avondale Financial Corp.             0.000           0.00            NM        8.42         5.63           NM        92.27
BANC     BankAtlantic Bancorp Inc.            1.056         973.67         18.38       10.29        13.02        15.82       183.02
BDJI     First Federal Bancorporation         0.000           0.00         19.61       13.19        16.19        36.85       121.38
BFD      BostonFed Bancorp Inc.               1.474          28.95         19.59       11.58        15.83        25.00       123.62
BFFC     Big Foot Financial Corp.             0.000             NA            NA       21.01        27.73           NA       123.69
BFSB     Bedford Bancshares Inc.              2.333          41.32         15.38       20.24        15.79        19.83       135.21
BKC      American Bank of Connecticut         3.892          50.16         14.07       14.08        11.42        12.05       169.96
BKCT     Bancorp Connecticut Inc.             3.077          41.37         17.47       19.22        14.77        16.50       187.54
BKUNA    BankUnited Financial Corp.           0.000           0.00         21.71        6.07        22.10        45.83       163.04
BNKU     Bank United Corp.                    1.370             NA            NA       11.29        18.92           NA       221.66
BPLS     Bank Plus Corp.                      0.000           0.00            NM        6.25        15.89           NM       123.39
BSBC     Branford Savings Bank                1.580          19.35         16.33       17.80        15.82        16.33       191.78
BTHL     Bethel Bancorp                       2.560          20.83         16.89        6.89        16.45        13.02        91.17
BVCC     Bay View Capital Corp.               1.208          33.51         17.79       11.11        19.49        28.19       175.26
BWFC     Bank West Financial Corp.            1.753          53.85         38.83       20.56        21.73        35.10       141.69
BYFC     Broadway Financial Corp.             1.818             NM         26.83        7.52        17.19           NM        75.09
CAFI     Camco Financial Corp.                2.790          44.02         13.25       11.65         9.86        16.75       121.74
CAPS     Capital Savings Bancorp Inc.         1.524          27.78         14.19       12.29        12.70        19.44       139.63
CASB     Cascade Financial Corp.              0.000           0.00         20.63        9.08        16.25        30.95       148.06
CASH     First Midwest Financial Inc.         1.920          35.76         13.59       13.68        14.20        19.53       120.04
CATB     Catskill Financial Corp.             1.723          17.07         20.06       26.98        19.35        19.82       107.76
CBCI     Calumet Bancorp Inc.                 0.000           0.00         15.12       18.07        11.81        17.93       116.53
CBES     CBES Bancorp Inc.                    2.254             NA            NA       19.11        16.44           NA       103.92
CBK      Citizens First Financial Corp.       0.000           0.00         33.56       17.31        28.32        64.73       112.30
CBSA     Coastal Bancorp Inc.                 1.600          29.79         12.99        5.03        13.64        21.28       152.83
CBSB     Charter Financial Inc.               1.580          26.92          19.1       21.37        11.25        19.47       147.70
CCFH     CCF Holding Company                  3.235             NM            NM       13.83       212.50           NM       118.38
CEBK     Central Co-operative Bank            1.542          16.44         14.12       11.84        16.73        14.21       119.25
CENB     Century Bancorp Inc.                 2.516             NA            NA       32.40        16.99           NA       108.24
CENF     CENFED Financial Corp.               1.002          17.04         13.12        8.97        14.04        18.72       172.36
CFB      Commercial Federal Corp.             0.609          13.77         16.20       13.97        14.74        22.89       232.68
CFBC     Community First Banking Co.          0.000             NA            NA          NA           NA           NA           NA
CFCP     Coastal Financial Corp.              1.485          37.09            25       22.38        19.56        26.65       362.48
CFFC     Community Financial Corp.            2.575          40.91         12.87       15.81        13.94        16.48       115.32
CFNC     Carolina Fincorp Inc.                1.362             NA            NA       29.26        23.19           NA       128.28
CFSB     CFSB Bancorp Inc.                    2.264          39.12         16.67       15.97        12.74        20.54       209.49
CFTP     Community Federal Bancorp            1.739         444.44         22.70       38.20        28.75        27.38       123.57
CFX      CFX Corp.                            4.241          75.27         15.26       14.67        14.02        18.36       197.24
CIBI     Community Investors Bancorp          2.065          40.42         15.66       15.61        14.90        23.48       129.60
CKFB     CKF Bancorp Inc.                     2.632         118.03         21.11       28.91         8.48        15.57       111.96
CLAS     Classic Bancshares Inc.              1.982          36.36         19.35       14.12        17.66        25.68        94.99


                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
%CAL     California Federal Bank, a FSB               NA                NA
%CCMD    Chevy Chase Bank, FSB                        NA                NA
AABC     Access Anytime Bancorp, Inc.              99.54                NA
AADV     Advantage Bancorp Inc.                   165.75               289
ABBK     Abington Bancorp Inc.                    195.61               156
ABCL     Alliance Bancorp Inc.                    146.04               442
ABCW     Anchor BanCorp Wisconsin                 105.81               553
AFBC     Advance Financial Bancorp                106.78                NA
AFCB     Affiliated Community Bancorp             159.91               205
AFED     AFSALA Bancorp Inc.                      102.07                44
AFFFZ    America First Financial Fund             140.69               401
AHCI     Ambanc Holding Co.                       109.34               184
AHM      Ahmanson & Company (H.F.)                315.39              7755
ALBC     Albion Banc Corp.                         97.04                NA
ALBK     ALBANK Financial Corp.                   175.96             1,220
AMFC     AMB Financial Corp.                       99.18                NA
ANA      Acadiana Bancshares Inc.                 128.46                NA
ANBK     American National Bancorp                150.04                NA
ANDB     Andover Bancorp Inc.                     158.32               284
ASBI     Ameriana Bancorp                         161.35               145
ASBP     ASB Financial Corp.                      129.31                23
ASFC     Astoria Financial Corp.                  204.86               934
ATSB     AmTrust Capital Corp.                     93.96                NA
AVND     Avondale Financial Corp.                  92.27               214
BANC     BankAtlantic Bancorp Inc.                222.82             1,009
BDJI     First Federal Bancorporation             121.38                39
BFD      BostonFed Bancorp Inc.                   127.86               256
BFFC     Big Foot Financial Corp.                 123.69                NA
BFSB     Bedford Bancshares Inc.                  135.21                36
BKC      American Bank of Connecticut             177.03               133
BKCT     Bancorp Connecticut Inc.                 187.54               109
BKUNA    BankUnited Financial Corp.               201.22               240
BNKU     Bank United Corp.                        227.21                NA
BPLS     Bank Plus Corp.                          123.65               477
BSBC     Branford Savings Bank                    191.78                74
BTHL     Bethel Bancorp                           108.60                NA
BVCC     Bay View Capital Corp.                   208.83               631
BWFC     Bank West Financial Corp.                141.69                56
BYFC     Broadway Financial Corp.                  75.09                54
CAFI     Camco Financial Corp.                    131.97               175
CAPS     Capital Savings Bancorp Inc.             139.63                77
CASB     Cascade Financial Corp.                  148.06               100
CASH     First Midwest Financial Inc.             135.48               105
CATB     Catskill Financial Corp.                 107.76                64
CBCI     Calumet Bancorp Inc.                     116.53               135
CBES     CBES Bancorp Inc.                        103.92                45
CBK      Citizens First Financial Corp.           112.30               100
CBSA     Coastal Bancorp Inc.                     183.82               455
CBSB     Charter Financial Inc.                   166.94               104
CCFH     CCF Holding Company                      118.38                68
CEBK     Central Co-operative Bank                133.27                NA
CENB     Century Bancorp Inc.                     108.24                11
CENF     CENFED Financial Corp.                   172.70               360
CFB      Commercial Federal Corp.                 262.41              1541
CFBC     Community First Banking Co.                  NA               179
CFCP     Coastal Financial Corp.                  362.48               177
CFFC     Community Financial Corp.                115.32                NA
CFNC     Carolina Fincorp Inc.                    128.28                41
CFSB     CFSB Bancorp Inc.                        209.49               227
CFTP     Community Federal Bancorp                123.57                28
CFX      CFX Corp.                                210.87               752
CIBI     Community Investors Bancorp              129.60                22
CKFB     CKF Bancorp Inc.                         111.96                 8
CLAS     Classic Bancshares Inc.                  112.37                NA

                                                                       INCOME
                                            ----------------------------------------------------------------


                                               NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                    MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
------------------------------------------- ----------------------------------------------------------------
%CAL     California Federal Bank, a FSB               63,309          57,250                 NA          NA
%CCMD    Chevy Chase Bank, FSB                         2,796         (11,488)                NA          NA
AABC     Access Anytime Bancorp, Inc.                    136             118               0.10       16.25
AADV     Advantage Bancorp Inc.                        2,781           2,484               0.72       15.63
ABBK     Abington Bancorp Inc.                         1,096           1,000               0.50       16.50
ABCL     Alliance Bancorp Inc.                         2,636           2,583               0.45       18.75
ABCW     Anchor BanCorp Wisconsin                      4,621           4,317               0.91        7.55
AFBC     Advance Financial Bancorp                       229             224                 NA          NA
AFCB     Affiliated Community Bancorp                  2,942           2,922               0.44       15.13
AFED     AFSALA Bancorp Inc.                             310             310               0.23       17.66
AFFFZ    America First Financial Fund                  6,476           6,731               0.96       10.48
AHCI     Ambanc Holding Co.                              572             456               0.11       35.51
AHM      Ahmanson & Company (H.F.)                   115,656          88,227               0.75       18.23
ALBC     Albion Banc Corp.                                50              45               0.18       32.29
ALBK     ALBANK Financial Corp.                        9,441           9,262               0.67       14.83
AMFC     AMB Financial Corp.                             245             157               0.17       21.32
ANA      Acadiana Bancshares Inc.                        625             615               0.26       20.97
ANBK     American National Bancorp                       981             976               0.28       17.52
ANDB     Andover Bancorp Inc.                          3,182           3,090               0.60       12.92
ASBI     Ameriana Bancorp                                889             828               0.25       21.75
ASBP     ASB Financial Corp.                             295             294               0.19       17.27
ASFC     Astoria Financial Corp.                      15,207          14,467               0.68       18.08
ATSB     AmTrust Capital Corp.                            76              55               0.11       28.98
AVND     Avondale Financial Corp.                      2,285            (436)             (0.12)         NM
BANC     BankAtlantic Bancorp Inc.                     6,821           4,478               0.16       19.53
BDJI     First Federal Bancorporation                    189             188               0.33       16.19
BFD      BostonFed Bancorp Inc.                        1,705           1,541               0.27       17.59
BFFC     Big Foot Financial Corp.                        371             371               0.16       27.73
BFSB     Bedford Bancshares Inc.                         407             407               0.38       15.79
BKC      American Bank of Connecticut                  1,927           1,744               0.73       12.67
BKCT     Bancorp Connecticut Inc.                      1,494           1,358               0.50       16.25
BKUNA    BankUnited Financial Corp.                    1,991           1,986               0.14       22.10
BNKU     Bank United Corp.                            17,280          16,818               0.52       19.65
BPLS     Bank Plus Corp.                               3,250           2,590               0.14       20.43
BSBC     Branford Savings Bank                           537             528               0.08       15.82
BTHL     Bethel Bancorp                                  302             263               0.16       19.53
BVCC     Bay View Capital Corp.                        4,504           4,622               0.35       18.93
BWFC     Bank West Financial Corp.                       336             234               0.15       30.42
BYFC     Broadway Financial Corp.                        145             145               0.16       17.19
CAFI     Camco Financial Corp.                         1,453           1,226               0.38       11.68
CAPS     Capital Savings Bancorp Inc.                    585             575               0.30       13.13
CASB     Cascade Financial Corp.                         579             548               0.19       17.11
CASH     First Midwest Financial Inc.                    913             854               0.31       15.12
CATB     Catskill Financial Corp.                        949             943               0.21       19.35
CBCI     Calumet Bancorp Inc.                          2,065           1,986               0.87       12.21
CBES     CBES Bancorp Inc.                               257             232               0.24       18.49
CBK      Citizens First Financial Corp.                  444             396               0.14       32.37
CBSA     Coastal Bancorp Inc.                          2,819           2,819               0.55       13.64
CBSB     Charter Financial Inc.                        1,909           1,071               0.25       20.25
CCFH     CCF Holding Company                              17             (99)             (0.12)         NM
CEBK     Central Co-operative Bank                       606             606               0.31       16.73
CENB     Century Bancorp Inc.                            439             444               1.18       16.84
CENF     CENFED Financial Corp.                        3,796           3,409               0.57       15.76
CFB      Commercial Federal Corp.                     17,060          16,951               0.78       14.74
CFBC     Community First Banking Co.                     636             641                 NA          NA
CFCP     Coastal Financial Corp.                       1,516           1,368               0.28       21.65
CFFC     Community Financial Corp.                       495             498               0.39       13.94
CFNC     Carolina Fincorp Inc.                           341             341               0.19       23.19
CFSB     CFSB Bancorp Inc.                             2,796           2,554               0.47       14.10
CFTP     Community Federal Bancorp                       650             657               0.15       28.75
CFX      CFX Corp.                                     4,807           4,201               0.32       16.21
CIBI     Community Investors Bancorp                     230             230               0.26       14.90
CKFB     CKF Bancorp Inc.                                496             222               0.25       19.00
CLAS     Classic Bancshares Inc.                         237             237               0.20       17.66

                                                                                                                       Page 26 of 32

            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                                CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                          CURRENT   LTM DIVIDEND      PRICE/                                             PRICE/
                                          DIVIDEND     PAYOUT          LTM        PRICE/       PRICE/       PRICE/    PUBLICLY REP
                                           YIELD       RATIO         CORE EPS     ASSETS      EARNINGS      LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                   ($)         (%)            (X)         (%)          (X)           (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
CMRN     Cameron Financial Corp             1.566        35.44         17.88        22.56        17.88        22.63       104.05
CMSB     Commonwealth Bancorp Inc.          1.617        36.11         20.86        12.93        18.82        24.05       134.31
CMSV     Community Savings FA (MHC)         2.748       116.44         29.50        23.82        30.32        44.86       205.33
CNIT     CENIT Bancorp Inc.                 2.030        42.99         16.09        11.45        13.68        22.29       158.26
CNSB     CNS Bancorp Inc.                   1.371        55.56         35.71        29.42        31.25        64.81       117.92
CNY      Carver Bancorp Inc.                1.675           NM            NM         6.68        21.32           NM        79.96
COFI     Charter One Financial              1.768        32.07         15.50        17.94        14.73        19.50       267.44
CONE     Conestoga Bancorp, Inc.               NA        28.17            NA           NA           NA           NA           NA
COOP     Cooperative Bankshares Inc.        0.000            0         82.35        11.85        20.59           NM       155.30
CRZY     Crazy Woman Creek Bancorp          2.759        70.18         20.71        25.51        19.08        25.44        98.77
CSA      Coast Savings Financial            0.000         0.00         20.85        10.15        19.09        54.53       206.26
CSBF     CSB Financial Group Inc.           0.000         0.00         43.98        22.90        49.48        69.85        91.42
CTZN     CitFed Bancorp Inc.                0.774        15.60         17.68        12.97         15.5        24.73       203.68
CVAL     Chester Valley Bancorp Inc.        1.996        39.76         15.91        13.36        14.58        22.58       159.70
DCBI     Delphos Citizens Bancorp Inc.      0.000           NA            NA        32.34        17.71           NA       113.86
DIBK     Dime Financial Corp.               1.356        12.68         10.89        17.38         9.58        10.69       218.20
DIME     Dime Community Bancorp Inc.        0.932         4.79         19.71        19.23        22.99        20.55       132.46
DME      Dime Bancorp Inc.                  0.795         3.92         15.60        10.39        19.35        19.73       197.11
DNFC     D & N Financial Corp.              0.952         0.00         15.00        10.69        12.50        19.81       193.73
DSL      Downey Financial Corp.             1.391        36.74         16.20        10.45        18.55        27.38       150.72
EBSI     Eagle Bancshares                   3.582        95.24         16.26        11.17        15.51        26.59       134.54
EFBC     Empire Federal Bancorp Inc.        1.905           NA            NA        37.61        23.16           NA       100.64
EFBI     Enterprise Federal Bancorp         5.128       163.04         18.57        14.76        17.41         21.2       123.50
EGFC     Eagle Financial Corp.              2.778       187.76         23.23        11.23           NM        73.47       163.49
EGLB     Eagle BancGroup Inc.               0.000           NA            NA        11.81        29.69           NA        99.61
EIRE     Emerald Isle Bancorp Inc.          1.109        17.62         15.88        13.34        15.03        16.72       188.57
EMLD     Emerald Financial Corp.            1.730        29.63         13.88        11.64        11.56        17.13       153.65
EQSB     Equitable Federal Savings Bank     0.000            0         11.36         7.33         11.3         18.2       145.35
ESBK     Elmira Savings Bank (The)          2.639        56.14         21.85         7.52        16.84        21.27       117.04
ESX      Essex Bancorp Inc.                 0.000         0.00            NM         1.08           NM           NM       395.51
ETFS     East Texas Financial Services      1.046        51.28         27.32        17.40        23.91        49.04        95.77
FAB      FirstFed America Bancorp Inc.      0.000           NA            NA        17.27        25.31           NA       131.92
FBBC     First Bell Bancorp Inc.            2.510       336.63         13.86        14.53        12.85        15.78       147.85
FBCI     Fidelity Bancorp Inc.              1.430        29.17         17.08        12.75        15.12        23.31       122.80
FBCV     1ST Bancorp                        1.143        33.37         68.63         9.03        11.51        29.91       109.38
FBER     1st Bergen Bancorp                 1.081        28.57         26.81        19.49        22.02        44.05       137.34
FBHC     Fort Bend Holding Corp.            1.147        38.89         23.56         9.05        17.79        48.44       150.13
FBNW     FirstBank Corp.                    0.000           NA            NA           NA           NA           NA           NA
FBSI     First Bancshares Inc.              0.825        16.13         16.17        16.20        16.39        19.56       119.63
FCB      Falmouth Co-Operative Bank         1.159        28.85         34.50        26.74        35.94        33.17       112.01
FCBF     FCB Financial Corp.                2.991        80.00         22.48        20.71        33.44        29.72       142.29
FCME     First Coastal Corp.                0.000            0          2.45         9.59        10.75         2.38       103.86
FDEF     First Defiance Financial           2.169        72.09         26.34        24.95        23.05        34.30       117.06
FED      FirstFed Financial Corp.           0.000            0         17.18          8.8        17.44        31.42       182.21
FESX     First Essex Bancorp Inc.           2.667        33.10         14.17        10.85        13.64        12.41       155.57
FFBA     First Colorado Bancorp Inc.        2.339        46.91         17.10        20.63        16.80        23.23       159.57
FFBH     First Federal Bancshares of AR     1.133        11.49         18.59        19.38        18.27        24.35       129.51
FFBI     First Financial Bancorp Inc.       0.000         0.00         21.35         9.33           NM           NM       107.83
FFBS     FFBS BanCorp Inc.                  2.174        51.55         18.70        27.39        23.00        23.71       135.53
FFBZ     First Federal Bancorp Inc.         1.297        29.38         17.45        14.45        13.21        23.13       209.99
FFCH     First Financial Holdings Inc.      2.095        48.61         16.53        13.11        15.08        23.87       214.44
FFDB     FirstFed Bancorp Inc.              2.817        61.05         13.45        11.54        13.05        20.64       122.58
FFDF     FFD Financial Corp.                2.034           NA            NA        25.16        26.34           NA       101.65
FFED     Fidelity Federal Bancorp           4.267       466.67         34.72         9.33        11.72         62.5       181.33
FFES     First Federal of East Hartford     1.750        40.27         13.94         9.33        16.80        23.01       145.07
FFFC     FFVA Financial Corp.               1.600        34.92         20.00        24.27        17.86        23.81       172.31
FFFD     North Central Bancshares Inc.      1.504        25.77         14.98        25.44        13.85        17.14       112.26
FFFG     F.F.O. Financial Group Inc.        0.000         0.00         18.94        16.34        19.53        23.15       243.19
FFFL     Fidelity Bankshares Inc. (MHC)     3.186       160.00         35.31        19.14        32.10        56.50       228.56
FFHC     First Financial Corp.              1.832        39.04         16.62        19.99        15.16        22.43       280.63
FFHH     FSF Financial Corp.                2.817        61.73         17.75        14.23        15.30        21.91       110.66
FFHS     First Franklin Corporation         1.620        91.43         16.74        10.37        13.72        56.43       115.03
FFIC     Flushing Financial Corp.           1.094        18.75         22.62        20.35        18.91        22.85       131.52
FFKY     First Federal Financial Corp.      2.575        43.86         16.11        24.03        14.31        19.08       175.40

                                                              PRODUCTIVITY
                                           --------------   -----------------
                                           PRICE/ TANG        FULL TIME
                                           PUBLICLY REP       EQUIVALENT
                                           BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                      (%)          MOST RECENT QTR
---------------------------------------------------------   -----------------
CMRN     Cameron Financial Corp             104.05                  52
CMSB     Commonwealth Bancorp Inc.          171.76                 749
CMSV     Community Savings FA (MHC)         205.33                 258
CNIT     CENIT Bancorp Inc.                 172.32                  NA
CNSB     CNS Bancorp Inc.                   117.92                  27
CNY      Carver Bancorp Inc.                 83.37                 103
COFI     Charter One Financial              285.67               2,626
CONE     Conestoga Bancorp, Inc.                NA                 105
COOP     Cooperative Bankshares Inc.        155.30                 115
CRZY     Crazy Woman Creek Bancorp           98.77                  10
CSA      Coast Savings Financial            208.95                1488
CSBF     CSB Financial Group Inc.            96.78                  NA
CTZN     CitFed Bancorp Inc.                226.17                 740
CVAL     Chester Valley Bancorp Inc.        159.70                 108
DCBI     Delphos Citizens Bancorp Inc.      113.86                  22
DIBK     Dime Financial Corp.               225.54                 145
DIME     Dime Community Bancorp Inc.        153.77                 248
DME      Dime Bancorp Inc.                  206.62               3,011
DNFC     D & N Financial Corp.              195.90                  NA
DSL      Downey Financial Corp.             152.82               1,181
EBSI     Eagle Bancshares                   134.54                 529
EFBC     Empire Federal Bancorp Inc.        100.64                  NA
EFBI     Enterprise Federal Bancorp         123.57                  NA
EGFC     Eagle Financial Corp.              209.42                 418
EGLB     Eagle BancGroup Inc.                99.61                  50
EIRE     Emerald Isle Bancorp Inc.          188.57                 112
EMLD     Emerald Financial Corp.            156.07                 135
EQSB     Equitable Federal Savings Bank     145.35                  NA
ESBK     Elmira Savings Bank (The)          122.04                 126
ESX      Essex Bancorp Inc.                 625.16                  NA
ETFS     East Texas Financial Services       95.77                  28
FAB      FirstFed America Bancorp Inc.      131.92                  NA
FBBC     First Bell Bancorp Inc.            147.85                  60
FBCI     Fidelity Bancorp Inc.              123.07                 110
FBCV     1ST Bancorp                        111.64                  88
FBER     1st Bergen Bancorp                 137.34                  55
FBHC     Fort Bend Holding Corp.            161.16                 141
FBNW     FirstBank Corp.                        NA                  NA
FBSI     First Bancshares Inc.              119.81                  NA
FCB      Falmouth Co-Operative Bank         112.01                  28
FCBF     FCB Financial Corp.                142.29                  NA
FCME     First Coastal Corp.                103.86                  68
FDEF     First Defiance Financial           117.06                 147
FED      FirstFed Financial Corp.           184.23                 442
FESX     First Essex Bancorp Inc.           179.10                 284
FFBA     First Colorado Bancorp Inc.        161.76                 293
FFBH     First Federal Bancshares of AR     129.51                 154
FFBI     First Financial Bancorp Inc.       107.83                  37
FFBS     FFBS BanCorp Inc.                  135.53                  31
FFBZ     First Federal Bancorp Inc.         210.23                  71
FFCH     First Financial Holdings Inc.      214.44                 553
FFDB     FirstFed Bancorp Inc.              134.47                  NA
FFDF     FFD Financial Corp.                101.65                  16
FFED     Fidelity Federal Bancorp           181.33                 118
FFES     First Federal of East Hartford     145.07                 187
FFFC     FFVA Financial Corp.               176.06                 133
FFFD     North Central Bancshares Inc.      112.26                  NA
FFFG     F.F.O. Financial Group Inc.        243.19                  NA
FFFL     Fidelity Bankshares Inc. (MHC)     230.24                 286
FFHC     First Financial Corp.              288.04                1776
FFHH     FSF Financial Corp.                110.66                  90
FFHS     First Franklin Corporation         115.77                  49
FFIC     Flushing Financial Corp.           131.52                 174
FFKY     First Federal Financial Corp.      186.38                 100

                                                                        INCOME
                                             ----------------------------------------------------------------


                                                NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                     MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------  ----------------------------------------------------------------
CMRN     Cameron Financial Corp                       637             637               0.25          17.88
CMSB     Commonwealth Bancorp Inc.                  3,680           2,680               0.17          25.46
CMSV     Community Savings FA (MHC)                 1,383           1,383               0.27          30.32
CNIT     CENIT Bancorp Inc.                         1,548           1,421               0.83          14.83
CNSB     CNS Bancorp Inc.                             215             215               0.14          31.25
CNY      Carver Bancorp Inc.                          310             310               0.14          21.32
COFI     Charter One Financial                     45,731          45,516               0.96          14.73
CONE     Conestoga Bancorp, Inc.                      742             334               0.07             NA
COOP     Cooperative Bankshares Inc.                  543             535               0.33          21.21
CRZY     Crazy Woman Creek Bancorp                    172             177               0.20          18.13
CSA      Coast Savings Financial                   12,646          12,612               0.65          19.09
CSBF     CSB Financial Group Inc.                      52              51               0.06          49.48
CTZN     CitFed Bancorp Inc.                        6,666           6,663               0.75          15.50
CVAL     Chester Valley Bancorp Inc.                  740             702               0.34          15.44
DCBI     Delphos Citizens Bancorp Inc.                449             449               0.24          17.71
DIBK     Dime Financial Corp.                       4,150           4,146               0.77           9.58
DIME     Dime Community Bancorp Inc.                2,655           2,208               0.17          28.40
DME      Dime Bancorp Inc.                         27,772          26,440               0.25          20.13
DNFC     D & N Financial Corp.                      3,579           3,106               0.36          14.58
DSL      Downey Financial Corp.                     8,310           8,096               0.30          19.17
EBSI     Eagle Bancshares                           1,560           1,550               0.27          15.51
EFBC     Empire Federal Bancorp Inc.                  416             416               0.17          23.16
EFBI     Enterprise Federal Bancorp                   551             551               0.28          17.41
EGFC     Eagle Financial Corp.                     (4,315)         (1,466)             (0.23)            NM
EGLB     Eagle BancGroup Inc.                         170             123               0.10          41.56
EIRE     Emerald Isle Bancorp Inc.                    972             977               0.42          15.03
EMLD     Emerald Financial Corp.                    1,536           1,469               0.29          11.96
EQSB     Equitable Federal Savings Bank               532             528               0.82          11.43
ESBK     Elmira Savings Bank (The)                    248             243               0.35          17.32
ESX      Essex Bancorp Inc.                           390             254              (0.01)            NM
ETFS     East Texas Financial Services                191             183               0.19          25.16
FAB      FirstFed America Bancorp Inc.              1,647           1,574               0.19          26.64
FBBC     First Bell Bancorp Inc.                    1,914           1,746               0.28          14.23
FBCI     Fidelity Bancorp Inc.                      1,032           1,032               0.37          15.12
FBCV     1ST Bancorp                                  536             224               0.32          27.34
FBER     1st Bergen Bancorp                           570             570               0.21          22.02
FBHC     Fort Bend Holding Corp.                      519             456               0.43          20.28
FBNW     FirstBank Corp.                              225             108                 NA             NA
FBSI     First Bancshares Inc.                        408             390               0.35          17.32
FCB      Falmouth Co-Operative Bank                   172             164               0.11          39.20
FCBF     FCB Financial Corp.                          690           1,072               0.31          21.57
FCME     First Coastal Corp.                          351             277               0.20          13.44
FDEF     First Defiance Financial                   1,521           1,493               0.16          23.05
FED      FirstFed Financial Corp.                   5,348           5,332               0.50          17.44
FESX     First Essex Bancorp Inc.                   2,526           2,167               0.28          16.07
FFBA     First Colorado Bancorp Inc.                4,529           4,488               0.28          16.80
FFBH     First Federal Bancshares of AR             1,320           1,064               0.23          23.03
FFBI     First Financial Bancorp Inc.                (194)             85               0.21          22.62
FFBS     FFBS BanCorp Inc.                            380             380               0.25          23.00
FFBZ     First Federal Bancorp Inc.                   608             549               0.32          14.45
FFCH     First Financial Holdings Inc.              3,603           3,426               0.54          15.91
FFDB     FirstFed Bancorp Inc.                        434             434               0.34          13.05
FFDF     FFD Financial Corp.                          192             220               0.16          23.05
FFED     Fidelity Federal Bancorp                     529             505               0.19          12.34
FFES     First Federal of East Hartford             1,417           1,561               0.56          15.30
FFFC     FFVA Financial Corp.                       1,930           1,873               0.41          18.29
FFFD     North Central Bancshares Inc.                959             959               0.30          13.85
FFFG     F.F.O. Financial Group Inc.                  709             581               0.07          22.32
FFFL     Fidelity Bankshares Inc. (MHC)             1,465           1,460               0.22          32.10
FFHC     First Financial Corp.                     19,980          19,527               0.53          15.45
FFHH     FSF Financial Corp.                          823             813               0.29          15.30
FFHS     First Franklin Corporation                   442             413               0.34          14.52
FFIC     Flushing Financial Corp.                   2,123           2,125               0.29          18.91
FFKY     First Federal Financial Corp.              1,571           1,571               0.38          14.31

                                                                                                                       Page 27 of 32


            EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                            CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
FFLC     FFLC Bancorp Inc.                     1.512       43.14         21.90      19.01        20.35        31.13       140.99
FFOH     Fidelity Financial of Ohio            1.750       46.15         19.28      17.01        17.39        30.77       131.47
FFPB     First Palm Beach Bancorp Inc.         1.714          NM            NM      10.57        19.02           NM       160.85
FFSL     First Independence Corp.              1.818       50.00         19.37      12.36        19.10        30.56       118.53
FFSX     First Fed SB of Siouxland(MHC)        1.714       67.99         23.53      16.90        23.33        40.58       203.78
FFWC     FFW Corp.                             2.441       33.16         12.45      11.65        13.41        15.53       122.36
FFWD     Wood Bancorp Inc.                     2.540       31.54         17.90      20.36        14.58        21.28       165.44
FFYF     FFY Financial Corp.                   2.593       56.72         16.17      18.67        13.50        22.69       136.16
FGHC     First Georgia Holding Inc.            0.688       17.77         20.95      15.13        16.15        25.83       184.09
FIBC     Financial Bancorp Inc.                1.739       38.46         14.56      14.02        14.38        25.27       149.84
FISB     First Indiana Corporation             2.087       40.35            NA      15.97        15.54        20.00       167.03
FKFS     First Keystone Financial              0.702       10.42         13.97      10.91        11.88        19.79       149.29
FKKY     Frankfort First Bancorp Inc.          3.273          NM         47.83      27.24           NM           NM       158.50
FLAG     FLAG Financial Corp.                  2.230          NM         08.93      14.00        15.25           NM       146.07
FLFC     First Liberty Financial Corp.         1.798       29.52         14.54      13.33        12.36        16.98       180.89
FLGS     Flagstar Bancorp Inc.                 0.000          NA            NA      16.70           NM           NA       231.04
FLKY     First Lancaster Bancshares            3.187          NA            NA      37.18        24.51           NA       108.64
FMBD     First Mutual Bancorp Inc.             2.065      266.67         51.67      13.01        29.81       129.17        92.65
FMCO     FMS Financial Corporation             1.028       13.16         12.27      11.72        11.35        17.93       178.81
FMSB     First Mutual Savings Bank             0.952       12.52         14.48      13.13        13.13        14.09       192.48
FNGB     First Northern Capital Corp.          2.327       79.41         12.85      19.05        21.48        20.22       168.92
FOBC     Fed One Bancorp                       2.900       61.05         14.49      13.30        14.71        21.05       115.94
FPRY     First Financial Bancorp                  NA       39.66            NA         NA           NA           NA           NA
FRC      First Republic Bancorp                0.000        0            18.75      10.56        14.86        16.04       147.19
FSBI     Fidelity Bancorp Inc.                 1.636       29.92         13.17       9.39        13.41        20.75       138.98
FSFC     First Southeast Financial Corp        1.548          NM         21.83      20.32        18.45           NM       198.72
FSLA     First Savings Bank (MHC)              1.477       51.51         26.42      22.86        24.62        41.67       242.72
FSNJ     Bayonne Bancshares Inc.               1.363          NA            NA         NA           NA           NA           NA
FSPG     First Home Bancorp Inc.               1.988       24.07         11.37      10.43        12.27        12.42       156.61
FSPT     FirstSpartan Financial Corp.          0              NA            NA         NA           NA           NA           NA
FSSB     First FS&LA of San Bernardino         0.000        0.00            NM       3.05           NM           NM        70.36
FSTC     First Citizens Corp.                  1.375       15.60         11.43      17.31         4.88        11.35       177.88
FTF      Texarkana First Financial Corp        2.274      253.83         14.75      25.73        13.10        17.97       163.84
FTFC     First Federal Capital Corp.           2.021       37.62         15.03      13.81        14.14        20.30       214.35
FTNB     Fulton Bancorp Inc.                   0.930          NA            NA      37.17        38.39           NA       148.58
FTSB     Fort Thomas Financial Corp.           2.128          NM         23.50      18.12        12.77        36.72       112.98
FWWB     First SB of Washington Bancorp        1.137       23.08         21.41      24.11        18.66        23.68       157.05
GAF      GA Financial Inc.                     2.612       38.75         20.65      19.57        17.67        22.97       128.95
GBCI     Glacier Bancorp Inc.                  2.685       40.01         14.53      21.45        13.14        16.25       220.14
GDVS     Greater Delaware Valley (MHC)         1.485      156.52         57.74      32.47        37.89       105.43       280.67
GDW      Golden West Financial                 0.504        6.41         10.95      12.68        14.18        13.18       199.03
GFCO     Glenway Financial Corp.               2.883       63.39         15.68      11.02        13.34        26.18       116.16
GFED     Guaranty Federal SB (MHC)             2.186      102.7          36.59      31.51        31.45        54.39       228.69
GFSB     GFS Bancorp Inc.                      1.825       25.29         13.83      15.30        11.88        16.76       133.68
GOSB     GSB Financial Corp.                   0.000          NA            NA         NA           NA           NA           NA
GPT      GreenPoint Financial Corp.            1.584       26.47         19.30      21.38        18.35        18.57       184.20
GRTR     Greater New York Savings Bank         0.865       17.86         31.68      12.30        28.91        27.53       196.98
GSB      Golden State Bancorp Inc.             0.000        0.00         21.16       9.53        21.92        49.50       196.34
GSBC     Great Southern Bancorp Inc.           2.270       35.23         14.10      20.18        11.91        16.02       236.58
GSFC     Green Street Financial Corp.          2.362       94.92         25.87      45.85        27.39        31.57       126.44
GSLA     GS Financial Corp.                    1.750          NA            NA      44.64           NA           NA        97.80
GTFN     Great Financial Corporation           1.684       32.69         23.59      16.13        15.63        22.84       174.63
GTPS     Great American Bancorp                2.254      210.53         43.29      22.81        40.34        93.42        96.68
GUPB     GFSB Bancorp Inc.                     2.133      111.94         22.32      18.11        22.32        27.99       111.08
GWBC     Gateway Bancorp Inc.                  2.230       78.43            NA      30.23        32.03        35.17       111.76
HALL     Hallmark Capital Corp.                0.000        0.00         13.10       7.75        10.78        16.54       107.00
HARB     Harbor Florida Bancorp (MHC)          2.405       63.73         22.14      25.91        21.40        28.54       308.85
HARL     Harleysville Savings Bank             1.553       25.92         13.21      12.64        12.15        18.13       193.46
HARS     Harris Savings Bank (MHC)             1.307       72.5          44.82      24.36        24.65        55.47       304.15
HAVN     Haven Bancorp Inc.                    1.534       29.70         12.38       9.61        19.56        19.37       161.67
HBBI     Home Building Bancorp                 1.463       88.24         25.63      14.18        17.08        60.29       101.69
HBEI     Home Bancorp of Elgin Inc.            2.222          NA            NA      35.00        40.91           NA       131.10
HBFW     Home Bancorp                          0.889       26.32         19.23      16.96        18.15        29.61       127.70
HBNK     Highland Federal Bank FSB             0.000        0.00         21.76      13.80        13.04        32.18       184.56

                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
FFLC     FFLC Bancorp Inc.                         140.99                125
FFOH     Fidelity Financial of Ohio                148.98                118
FFPB     First Palm Beach Bancorp Inc.             164.86                415
FFSL     First Independence Corp.                  118.53                 24
FFSX     First Fed SB of Siouxland(MHC)            205.58                171
FFWC     FFW Corp.                                 135.76                 46
FFWD     Wood Bancorp Inc.                         165.44                 47
FFYF     FFY Financial Corp.                       136.16                180
FGHC     First Georgia Holding Inc.                200.78                 82
FIBC     Financial Bancorp Inc.                    150.62                 60
FISB     First Indiana Corporation                 169.12                542
FKFS     First Keystone Financial                  149.29                 73
FKKY     Frankfort First Bancorp Inc.              158.50                 25
FLAG     FLAG Financial Corp.                      146.07                111
FLFC     First Liberty Financial Corp.             200.63                543
FLGS     Flagstar Bancorp Inc.                      NA                    NA
FLKY     First Lancaster Bancshares                108.64                  8
FMBD     First Mutual Bancorp Inc.                 122.34                173
FMCO     FMS Financial Corporation                 182.03                274
FMSB     First Mutual Savings Bank                 192.48                113
FNGB     First Northern Capital Corp.              168.92                218
FOBC     Fed One Bancorp                           121.58                124
FPRY     First Financial Bancorp                       NA                  NA
FRC      First Republic Bancorp                    147.28                171
FSBI     Fidelity Bancorp Inc.                     138.98                106
FSFC     First Southeast Financial Corp            198.72                121
FSLA     First Savings Bank (MHC)                  272.19                218
FSNJ     Bayonne Bancshares Inc.                    NA                    NA
FSPG     First Home Bancorp Inc.                   159.22                118
FSPT     FirstSpartan Financial Corp.               NA                    NA
FSSB     First FS&LA of San Bernardino              73.03                 51
FSTC     First Citizens Corp.                      228.73                 NA
FTF      Texarkana First Financial Corp            163.84                 35
FTFC     First Federal Capital Corp.               227.93                 NA
FTNB     Fulton Bancorp Inc.                       148.58                 39
FTSB     Fort Thomas Financial Corp.               112.98                 19
FWWB     First SB of Washington Bancorp            170.06                 NA
GAF      GA Financial Inc.                         130.32                202
GBCI     Glacier Bancorp Inc.                      225.98                252
GDVS     Greater Delaware Valley (MHC)             280.67                 67
GDW      Golden West Financial                     199.03              4,476
GFCO     Glenway Financial Corp.                   117.73                 65
GFED     Guaranty Federal SB (MHC)                 228.69                 67
GFSB     GFS Bancorp Inc.                          133.68                 NA
GOSB     GSB Financial Corp.                        NA                    NA
GPT      GreenPoint Financial Corp.                327.58              1,911
GRTR     Greater New York Savings Bank             196.98                 NA
GSB      Golden State Bancorp Inc.                 220.94                 NA
GSBC     Great Southern Bancorp Inc.               236.58                425
GSFC     Green Street Financial Corp.              126.44                 31
GSLA     GS Financial Corp.                         97.80                 33
GTFN     Great Financial Corporation               182.32                831
GTPS     Great American Bancorp                     96.68                 NA
GUPB     GFSB Bancorp Inc.                         111.08                 16
GWBC     Gateway Bancorp Inc.                      111.76                  9
HALL     Hallmark Capital Corp.                    107.00                 76
HARB     Harbor Florida Bancorp (MHC)              319.36                310
HARL     Harleysville Savings Bank                 193.46                 52
HARS     Harris Savings Bank (MHC)                 347.77                501
HAVN     Haven Bancorp Inc.                        162.28                547
HBBI     Home Building Bancorp                     101.69                 15
HBEI     Home Bancorp of Elgin Inc.                131.10                115
HBFW     Home Bancorp                              127.70                 81
HBNK     Highland Federal Bank FSB                 184.56                115

                                                                             INCOME
                                                  ----------------------------------------------------------------


                                                     NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                          MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------       ----------------------------------------------------------------
FFLC     FFLC Bancorp Inc.                               902              902                0.39          20.35
FFOH     Fidelity Financial of Ohio                    1,221            1,216                0.23          17.39
FFPB     First Palm Beach Bancorp Inc.                 2,352            2,101                0.41          21.34
FFSL     First Independence Corp.                        177              177                0.18          19.10
FFSX     First Fed SB of Siouxland(MHC)                  851              832                0.29          24.14
FFWC     FFW Corp.                                       391              385                0.54          13.66
FFWD     Wood Bancorp Inc.                               590              530                0.24          16.41
FFYF     FFY Financial Corp.                           2,007            1,991                0.50          13.50
FGHC     First Georgia Holding Inc.                      381              381                0.12          16.15
FIBC     Financial Bancorp Inc.                          661              659                0.40          14.38
FISB     First Indiana Corporation                     3,973            3,314                0.31          18.55
FKFS     First Keystone Financial                        673              616                0.55          12.95
FKKY     Frankfort First Bancorp Inc.                   (831)            (116)              (0.04)            NM
FLAG     FLAG Financial Corp.                            509              378                0.19          20.07
FLFC     First Liberty Financial Corp.                 3,496            3,195                0.41          13.57
FLGS     Flagstar Bancorp Inc.                         5,141            5,141                                 NA
FLKY     First Lancaster Bancshares                      143              143                0.16          24.51
FMBD     First Mutual Bancorp Inc.                       436              405                0.12          32.29
FMCO     FMS Financial Corporation                     1,457            1,456                0.60          11.35
FMSB     First Mutual Savings Bank                     1,109            1,067                0.38          13.82
FNGB     First Northern Capital Corp.                  1,459            1,398                0.15          22.92
FOBC     Fed One Bancorp                                 818              818                0.34          14.71
FPRY     First Financial Bancorp                         257              141                0.15             NA
FRC      First Republic Bancorp                        4,352            3,566                0.34          17.92
FSBI     Fidelity Bancorp Inc.                           656              645                0.40          13.75
FSFC     First Southeast Financial Corp                  899              899                0.21          18.45
FSLA     First Savings Bank (MHC)                      2,454            2,426                0.33          24.62
FSNJ     Bayonne Bancshares Inc.                         838              838                  NA             NA
FSPG     First Home Bancorp Inc.                       1,122            1,095                0.40          12.58
FSPT     FirstSpartan Financial Corp.                  1,046            1,046                  NA             NA
FSSB     First FS&LA of San Bernardino                   (32)             (32)              (0.10)            NM
FSTC     First Citizens Corp.                          3,228            3,058                1.55           5.16
FTF      Texarkana First Financial Corp                  797              795                0.47          13.10
FTFC     First Federal Capital Corp.                   4,209            3,592                0.36          16.49
FTNB     Fulton Bancorp Inc.                             226              226                0.14          38.39
FTSB     Fort Thomas Financial Corp.                     331              331                0.23          12.77
FWWB     First SB of Washington Bancorp                3,245            3,113                0.32          19.24
GAF      GA Financial Inc.                             2,018            2,000                0.26          17.67
GBCI     Glacier Bancorp Inc.                          2,292            2,292                0.34          13.14
GDVS     Greater Delaware Valley (MHC)                   533              533                0.16          37.89
GDW      Golden West Financial                        87,277           85,287                1.50          14.56
GFCO     Glenway Financial Corp.                         586              586                0.52          13.34
GFED     Guaranty Federal SB (MHC)                       506              481                0.15          33.54
GFSB     GFS Bancorp Inc.                                308              308                0.30          11.88
GOSB     GSB Financial Corp.                             125              124                  NA             NA
GPT      GreenPoint Financial Corp.                   35,129           36,721                0.90          17.53
GRTR     Greater New York Savings Bank                 4,746            4,699                0.20          28.91
GSB      Golden State Bancorp Inc.                    24,294           29,125                0.43          17.84
GSBC     Great Southern Bancorp Inc.                   3,030            2,934                0.36          12.24
GSFC     Green Street Financial Corp.                    728              728                0.17          27.39
GSLA     GS Financial Corp.                              519              527                  NA             NA
GTFN     Great Financial Corporation                   7,921            5,815                0.42          21.21
GTPS     Great American Bancorp                          193              192                0.11          40.34
GUPB     GFSB Bancorp Inc.                               171              170                0.21          22.32
GWBC     Gateway Bancorp Inc.                            155              155                0.14          32.03
HALL     Hallmark Capital Corp.                          737              684                0.47          11.70
HARB     Harbor Florida Bancorp (MHC)                  3,416            3,358                0.67          21.72
HARL     Harleysville Savings Bank                       909              909                0.53          12.15
HARS     Harris Savings Bank (MHC)                     5,065            3,698                0.33          33.62
HAVN     Haven Bancorp Inc.                            2,300            2,295                0.50          19.56
HBBI     Home Building Bancorp                            87               81                0.28          18.30
HBEI     Home Bancorp of Elgin Inc.                      719              719                0.11          40.91
HBFW     Home Bancorp                                    738              738                0.31          18.15
HBNK     Highland Federal Bank FSB                     1,353            1,353                0.58          13.04

                                                                                                                      Page 28 of 32


              EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                                CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
HBS      Haywood Bancshares Inc.            2.947         61.80          15.20       15.79       14.39        21.35      113.37
HCBB     HCB Bancshares Inc.                0.000            NA             NA          NA          NA           NA          NA
HCFC     Home City Financial Corp.          2.065            NA             NA       21.63       19.38           NA       96.57
HEMT     HF Bancorp Inc.                    0.000          0.00          47.27        9.65          NM           NM      117.25
HFFB     Harrodsburg First Fin Bancorp      2.623         93.22          20.33       28.34       19.06        25.85       97.26
HFFC     HF Financial Corp.                 1.732         30.25          15.16       12.86       12.63        20.38      136.39
HFGI     Harrington Financial Group         0.960          4.92          18.38        9.11       22.32        20.49      162.97
HFNC     HFNC Financial Corp.               1.710            NM          25.99       31.44       31.49        35.60      174.76
HFSA     Hardin Bancorp Inc.                2.844         70.00          19.40       13.42       15.07        28.13      107.62
HHFC     Harvest Home Financial Corp.       3.333            NM          22.64       12.53       15.79        46.15      106.1
HIFS     Hingham Instit. for Savings        1.939         26.88          13.31       14.83       12.13        13.31      158.45
HMCI     HomeCorp Inc.                      0.000          0.00          21.20        8.55       16.11        72.83      130.76
HMLK     Hemlock Federal Financial Corp     1.567            NA             NA       19.28          NA           NA      105.10
HMNF     HMN Financial Inc.                 0.000          0.00          20.87       18.30       18.11        24.63      126.80
HOMF     Home Federal Bancorp               1.613         20.83          13.60       15.42       13.14        15.82      181.82
HPBC     Home Port Bancorp Inc.             3.497         46.24          13.30       21.20       12.71        13.22      200.83
HRBF     Harbor Federal Bancorp Inc.        2.025         66.67          21.24       15.46       19.75        32.92      119.84
HRZB     Horizon Financial Corp.            2.581         62.18          14.76       22.17       14.35        14.49      142.07
HTHR     Hawthorne Financial Corp.          0.000          0.00          25.93        6.11        7.90           NM      132.94
HVFD     Haverfield Corp.                   2.004         53.92          16.83       15.39       14.86        27.39      180.13
HWEN     Home Financial Bancorp             1.217            NA             NA       18.16       20.55           NA      107.23
HZFS     Horizon Financial Svcs Corp.       1.695         47.06          17.48        9.34       20.52        27.76       95.47
IBSF     IBS Financial Corp.                2.319        143.76          29.24       25.90       28.75        50.74      148.84
IFSB     Independence Federal Svgs Bank     1.571         33.33          25.45        6.94        6.86        21.21      100.79
INBI     Industrial Bancorp                 3.148         68.09          18.83       23.22       14.66        32.45      131.13
INCB     Indiana Community Bank SB          2.286            NM          32.81       15.90       26.25        05.00      128.36
IPSW     Ipswich Savings Bank               0.906         13.04          10.43        8.31        7.53         8.23      145.44
ISBF     ISB Financial Corporation          1.569         45.12          22.77       18.58       23.61        31.10      144.80
ITLA     ITLA Capital Corp.                 0.000          0             12.85       16.82       12.01        12.85      153.10
IWBK     InterWest Bancorp Inc.             1.519         31.11          17.10       17.32       15.67        21.94      255.50
JOAC     Joachim Bancorp Inc.               3.419        227.27          39.53       30.24       33.24        66.48      107.38
JSB      JSB Financial Inc.                 2.959         48.69          18.70       30.42       17.14        17.72      133.13
JSBA     Jefferson Savings Bancorp          1.131         38.30          16.53       13.70       15.79        37.63      147.64
JXSB     Jacksonville Savings Bk (MHC)      1.778        117.65          35.16       17.59       31.25        66.18      167.66
JXVL     Jacksonville Bancorp Inc.          2.963         64.94           7.40       18.58       10.29        21.92      124.54
KFBI     Klamath First Bancorp              1.509         50.00          23.38       27.35       22.59        34.27      127.65
KNK      Kankakee Bancorp Inc.              1.593         28.76          15.37       12.57       15.06        19.69      113.29
KSAV     KS Bancorp Inc.                    3.243         87.38          12.01       15.43       12.17        17.96      114.13
KSBK     KSB Bancorp Inc.                   0.640          9.27           9.84       10.61       10.42        10.87      147.75
KYF      Kentucky First Bancorp Inc.        3.922        583.33          16.35       18.91       15.94        21.25      114.25
LARK     Landmark Bancshares Inc.           1.468         37.74          21.29       20.44       19.46        25.71      148.18
LARL     Laurel Capital Group Inc.          2.213         29.73          12.57       16.00       11.99        15.88      159.43
LFBI     Little Falls Bancorp Inc.          1.185         25.81          31.84       15.44       23.44        54.44      116.30
LFCO     Life Financial Corp.               0.000            NA             NA       56.34        9.57           NA      263.54
LFED     Leeds Federal Savings Bk (MHC)     2.512        107.81          33.99       37.07       30.25        47.27      228.99
LIFB     Life Bancorp Inc.                  1.954         42.86          18.61       16.25       18.61        23.39      154.10
LISB     Long Island Bancorp Inc.           1.356         37.67          26.18       17.95       20.87        30.31      199.59
LOGN     Logansport Financial Corp.         2.623        465.75          16.22       23.12       15.89        20.89      120.46
LONF     London Financial Corporation       1.600         46.15          19.48       20.21       22.06        28.85      102.74
LSBI     LSB Financial Corp.                1.528         19.35          15.67       10.68       13.57        13.91      112.37
LSBX     Lawrence Savings Bank              0.000          0.00           8.78       13.93        9.33         8.78      160.24
LVSB     Lakeview Financial                 0.709          9.51          20.14       16.85       16.32        14.04      177.05
LXMO     Lexington B&L Financial Corp.      1.875         26.32          21.05       30.75       18.18        28.07      108.62
MAFB     MAF Bancorp Inc.                   0.882         14.37          13.93       14.71       12.40        18.25      189.10
MARN     Marion Capital Holdings            3.745         63.08          15.16       23.97       14.69        18.08      106.38
MASB     MASSBANK Corp.                     2.438         28.65          15.49       15.55       14.75        14.75      146.16
MBB      MSB Bancorp Inc.                   2.533        153.85          22.14        8.28       21.15        60.74      112.00
MBBC     Monterey Bay Bancorp Inc.          0.722         33.33          29.69       13.06       34.64        55.42      107.54
MBLF     MBLA Financial Corp.               1.720         38.46          17.48       12.86       18.16        22.36      105.78
MBSP     Mitchell Bancorp Inc.              2.336            NA             NA       48.25       28.54           NA      111.27
MCBN     Mid-Coast Bancorp Inc.             2.080         48.15          14.97        9.73       12.76        23.15      113.12
MCBS     Mid Continent Bancshares Inc.      1.060         21.28          17.81       18.09       16.00        20.08      189.41
MDBK     Medford Savings Bank               2.233         36.17          14.73       13.65       12.40        13.72      151.84
MECH     Mechanics Savings Bank             0.000          0.00           8.55       15.50        4.40         8.55      151.44

                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
HBS      Haywood Bancshares Inc.               117.57               34
HCBB     HCB Bancshares Inc.                       NA               NA
HCFC     Home City Financial Corp.              96.57               14
HEMT     HF Bancorp Inc.                           NA               NA
HFFB     Harrodsburg First Fin Bancorp          97.26               15
HFFC     HF Financial Corp.                    136.39              274
HFGI     Harrington Financial Group            162.97               58
HFNC     HFNC Financial Corp.                  174.76              125
HFSA     Hardin Bancorp Inc.                   107.62               19
HHFC     Harvest Home Financial Corp.          106.1                NA
HIFS     Hingham Instit. for Savings           158.45               63
HMCI     HomeCorp Inc.                         130.76              184
HMLK     Hemlock Federal Financial Corp        105.10               52
HMNF     HMN Financial Inc.                    126.80              116
HOMF     Home Federal Bancorp                  187.65              251
HPBC     Home Port Bancorp Inc.                200.83               51
HRBF     Harbor Federal Bancorp Inc.           119.84               48
HRZB     Horizon Financial Corp.               142.07              120
HTHR     Hawthorne Financial Corp.             132.94              193
HVFD     Haverfield Corp.                      180.13               99
HWEN     Home Financial Bancorp                107.23               16
HZFS     Horizon Financial Svcs Corp.           95.47               28
IBSF     IBS Financial Corp.                   148.84              135
IFSB     Independence Federal Svgs Bank        114.01               NA
INBI     Industrial Bancorp                    131.13               84
INCB     Indiana Community Bank SB             128.36               48
IPSW     Ipswich Savings Bank                  145.44               58
ISBF     ISB Financial Corporation             170.23               NA
ITLA     ITLA Capital Corp.                    153.75              141
IWBK     InterWest Bancorp Inc.                261.07              588
JOAC     Joachim Bancorp Inc.                  107.38               14
JSB      JSB Financial Inc.                    133.13               NA
JSBA     Jefferson Savings Bancorp             190.29               NA
JXSB     Jacksonville Savings Bk (MHC)         167.66               80
JXVL     Jacksonville Bancorp Inc.             124.54               NA
KFBI     Klamath First Bancorp                 127.65              111
KNK      Kankakee Bancorp Inc.                 120.55              114
KSAV     KS Bancorp Inc.                       114.20               29
KSBK     KSB Bancorp Inc.                      156.25               NA
KYF      Kentucky First Bancorp Inc.           114.25               22
LARK     Landmark Bancshares Inc.              148.18               45
LARL     Laurel Capital Group Inc.             159.43               50
LFBI     Little Falls Bancorp Inc.             125.93               NA
LFCO     Life Financial Corp.                  263.54              184
LFED     Leeds Federal Savings Bk (MHC)        228.99               27
LIFB     Life Bancorp Inc.                     158.68              220
LISB     Long Island Bancorp Inc.              201.59            1,492
LOGN     Logansport Financial Corp.            120.46               13
LONF     London Financial Corporation          102.74                9
LSBI     LSB Financial Corp.                   112.37               61
LSBX     Lawrence Savings Bank                 160.24              101
LVSB     Lakeview Financial                    221.42               NA
LXMO     Lexington B&L Financial Corp.         108.62               NA
MAFB     MAF Bancorp Inc.                      216.43               NA
MARN     Marion Capital Holdings               106.38               31
MASB     MASSBANK Corp.                        146.16              188
MBB      MSB Bancorp Inc.                      228.21              241
MBBC     Monterey Bay Bancorp Inc.             116.67               92
MBLF     MBLA Financial Corp.                  105.78               11
MBSP     Mitchell Bancorp Inc.                 111.27                6
MCBN     Mid-Coast Bancorp Inc.                113.12               23
MCBS     Mid Continent Bancshares Inc.         189.41              160
MDBK     Medford Savings Bank                  162.96              255
MECH     Mechanics Savings Bank                151.44              233

                                                                              INCOME
                                                   ----------------------------------------------------------------


                                                      NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                           MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------        ----------------------------------------------------------------
HBS      Haywood Bancshares Inc.                         416                416              0.33           14.39
HCBB     HCB Bancshares Inc.                             121                135                NA              NA
HCFC     Home City Financial Corp.                       178                190              0.21           18.45
HEMT     HF Bancorp Inc.                              (1,236)               696              0.12           31.51
HFFB     Harrodsburg First Fin Bancorp                   378                378              0.20           19.06
HFFC     HF Financial Corp.                            1,478              1,377              0.45           13.47
HFGI     Harrington Financial Group                      445                365              0.11           28.41
HFNC     HFNC Financial Corp.                          2,033              2,033              0.13           31.49
HFSA     Hardin Bancorp Inc.                             231                200              0.24           17.58
HHFC     Harvest Home Financial Corp.                    171                170              0.19           15.79
HIFS     Hingham Instit. for Savings                     663                663              0.51           12.13
HMCI     HomeCorp Inc.                                   476                422              0.23           18.21
HMLK     Hemlock Federal Financial Corp                  467                467                NA              NA
HMNF     HMN Financial Inc.                            1,332              1,216              0.31           19.86
HOMF     Home Federal Bancorp                          2,078              1,907              0.54           14.35
HPBC     Home Port Bancorp Inc.                          820                811              0.45           12.71
HRBF     Harbor Federal Bancorp Inc.                     404                404              0.25           19.75
HRZB     Horizon Financial Corp.                       1,991              2,031              0.28           13.84
HTHR     Hawthorne Financial Corp.                     3,424              3,424              0.55            7.90
HVFD     Haverfield Corp.                                912                887              0.46           15.18
HWEN     Home Financial Bancorp                           97                 74              0.15           27.40
HZFS     Horizon Financial Svcs Corp.                     98                 88              0.21           22.47
IBSF     IBS Financial Corp.                           1,616              1,616              0.15           28.75
IFSB     Independence Federal Svgs Bank                  645                 37              0.03          116.67
INBI     Industrial Bancorp                            1,283              1,283              0.26           14.66
INCB     Indiana Community Bank SB                       135                135              0.15           26.25
IPSW     Ipswich Savings Bank                            546                456              0.37            8.95
ISBF     ISB Financial Corporation                     1,752              1,785              0.28           22.77
ITLA     ITLA Capital Corp.                            3,014              3,014              0.38           12.01
IWBK     InterWest Bancorp Inc.                        5,141              5,005              0.61           16.19
JOAC     Joachim Bancorp Inc.                             82                 82              0.11           33.24
JSB      JSB Financial Inc.                            7,109              7,100              0.69           17.14
JSBA     Jefferson Savings Bancorp                     2,671              2,618              0.55           16.08
JXSB     Jacksonville Savings Bk (MHC)                   229                178              0.14           40.18
JXVL     Jacksonville Bancorp Inc.                       974                974              0.41           10.29
KFBI     Klamath First Bancorp                         2,050              2,050              0.22           22.59
KNK      Kankakee Bancorp Inc.                           759                755              0.50           15.06
KSAV     KS Bancorp Inc.                                 359                359              0.38           12.17
KSBK     KSB Bancorp Inc.                                351                351              0.30           10.42
KYF      Kentucky First Bancorp Inc.                     261                261              0.20           15.94
LARK     Landmark Bancshares Inc.                        627                548              0.31           21.98
LARL     Laurel Capital Group Inc.                       746                730              0.48           12.24
LFBI     Little Falls Bancorp Inc.                       469                388              0.15           28.13
LFCO     Life Financial Corp.                          1,523              1,523              0.47            9.57
LFED     Leeds Federal Savings Bk (MHC)                  861                861              0.25           30.25
LIFB     Life Bancorp Inc.                             3,201              3,183              0.33           18.61
LISB     Long Island Bancorp Inc.                     12,426             10,266              0.44           25.14
LOGN     Logansport Financial Corp.                      303                297              0.24           15.89
LONF     London Financial Corporation                     81                 81              0.17           22.06
LSBI     LSB Financial Corp.                             361                337              0.38           14.64
LSBX     Lawrence Savings Bank                         1,435              1,419              0.32            9.33
LVSB     Lakeview Financial                            1,339              1,353              0.55           16.02
LXMO     Lexington B&L Financial Corp.                   226                226              0.22           18.18
MAFB     MAF Bancorp Inc.                             10,210             10,150              0.64           12.40
MARN     Marion Capital Holdings                         746                746              0.40           14.69
MASB     MASSBANK Corp.                                2,449              2,522              0.92           14.27
MBB      MSB Bancorp Inc.                              1,085              1,139              0.30           19.74
MBBC     Monterey Bay Bancorp Inc.                       375                374              0.12           34.64
MBLF     MBLA Financial Corp.                            442                442              0.32           18.16
MBSP     Mitchell Bancorp Inc.                           133                133              0.15           28.54
MCBN     Mid-Coast Bancorp Inc.                          113                112              0.49           12.76
MCBS     Mid Continent Bancshares Inc.                 1,127              1,127              0.59           16.00
MDBK     Medford Savings Bank                          3,092              2,662              0.56           14.40
MECH     Mechanics Savings Bank                        7,124              7,179              1.38            4.37

                                                                                                                      Page 29 of 32


              EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                             CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
MERI     Meritrust Federal SB               1.595         35.53           14.92      14.87        12.32        23.09      181.23
METF     Metropolitan Financial Corp.       0.000          0.00           14.98       7.78        12.25        26.27      196.58
MFBC     MFB Corp.                          1.391         39.47           21.10      15.66        19.17        30.26      114.71
MFCX     Marshalltown Financial Corp.       0.000          0.00           29.39      18.54        29.91        57.76      117.79
MFFC     Milton Federal Financial Corp.     4.248        730.95           25.22      16.32        22.07        33.63      115.21
MFLR     Mayflower Co-operative Bank        3.443         38.85           15.93      13.99        13.34        14.21      144.48
MFSL     Maryland Federal Bancorp           1.758         33.43           14.35      12.62        15.80        21.06      150.56
MGNL     Magna Bancorp Inc.                 2.222         44.78           18.24      27.44        16.46        20.15      268.39
MIFC     Mid-Iowa Financial Corp.           0.831         11.43              NA      12.85         8.30        13.75      137.50
MIVI     Mississippi View Holding Co.       1.008         26.67           18.25      18.63        15.26        26.46       98.66
MLBC     ML Bancorp Inc.                    1.939         30.56           18.25      10.52        15.63        16.37      150.77
MONT     Montgomery Financial Corp.         0.000            NA              NA         NA           NA           NA          NA
MRKF     Market Financial Corp.             1.973            NA              NA      33.49        27.28           NA       95.67
MSBF     MSB Financial Inc.                 2.074         38.43           16.67      22.57        14.06        20.15      132.74
MSBK     Mutual Savings Bank FSB            0.000          0.00              NM       8.25       108.33        72.22      135.84
MWBI     Midwest Bancshares Inc.            1.667         34.32           12.81       8.56        11.54        21.30      123.88
MWBX     MetroWest Bank                     1.794         31.37           13.11      16.47        11.94        13.11      221.46
MWFD     Midwest Federal Financial          1.600         24.62           17.14      16.70        12.07        16.35      189.56
NASB     North American Savings Bank        1.538         17.60           13.61      15.74        10.48        12.84      204.97
NBN      Northeast Bancorp                  1.889         44.44           25.66       8.72        14.60        23.53      125.56
NBSI     North Bancshares Inc.              2.133         77.19           29.22      18.75        31.25        39.47      132.67
NEIB     Northeast Indiana Bancorp          1.882         31.5            14.66      17.00        13.28        17         111.92
NHTB     New Hampshire Thrift Bncshrs       2.548         96.15           23.64      12.75        14.43        37.74      166.60
NMSB     NewMil Bancorp Inc.                1.846         37.70           22.41      15.43        20.31        21.31      157.19
NSLB     NS&L Bancorp Inc.                  2.667        113.64           31.25      22.22        24.67        42.61      113.57
NSSB     Norwich Financial Corp.            2.009         43.48           21.44      21.17        19.91        20.20      189.63
NSSY     Norwalk Savings Society            1.096         10.78           53.68      13.25        19.01        15.73      169.45
NTMG     Nutmeg Federal S&LA                0.000         34.09           32.35       7.93        22.92        50.00      142.49
NWEQ     Northwest Equity Corp.             3.225         46.74           15.07      13.96        12.22        17.53      113.32
NWSB     Northwest Savings Bank (MHC)       1.255         54.24           30.72      28.50        28.98        43.22      300.35
NYB      New York Bancorp Inc.              1.928         25.54           16.13      20.47        13.42        16.73      402.65
OCFC     Ocean Financial Corp.              2.336            NA              NA      20.35        19.46           NA      125.23
OCN      Ocwen Financial Corp.              0.000          0.00           27.27      41.95        15.81        16.65      479.40
OFCP     Ottawa Financial Corp.             1.553         45.68           20.12      14.68        16.51        31.79      168.19
OHSL     OHSL Financial Corp.               3.648         76.64           16.19      12.54        14.36        22.55      113.74
PALM     Palfed Inc.                        0.671         90.91           24.16      14.21        16.55       162.50      172.37
PAMM     PacificAmerica Money Center        0.000          0.00            5.85      31.75         3.35         5.85      147.25
PBCI     Pamrapo Bancorp Inc.               4.651         87.16           14.73      16.48        12.22        19.72      129.36
PBCT     People's Bank (MHC)                2.315         43.00           28.52      22.79        20.40        21.29      268.76
PBHC     Oswego City Savings Bk (MHC)       1.436         26.83           23.49      19.58        14.34        23.78      166.95
PBKB     People's Bancshares Inc.           2.627         27.56           20.94      10.28        11.96        13.19      179.91
PCBC     Perry County Financial Corp.       1.882         41.67           15.74      21.69        17.71        22.14      112.97
PCCI     Pacific Crest Capital              0.000          0              15.25      12.07        12.71        14.12      170.39
PDB      Piedmont Bancorp Inc.              3.765            NM           35.42      23.81        20.43           NM      143.19
PEEK     Peekskill Financial Corp.          2.198         64.29           22.13      28.64        24.08        29.24      111.32
PERM     Permanent Bancorp Inc.             1.684         44.78           19.79      11.02        18.55        35.45      120.31
PERT     Perpetual Bank (MHC)               2.642        135.59           32.92      31.12        30.11        44.92      263.16
PETE     Primary Bank                       0.000          0.00           18.66      13.00           NM        22.40      187.54
PFDC     Peoples Bancorp                    2.353         43.48           13.71      20.16        13.28        18.48      132.61
PFED     Park Bancorp Inc.                  0.000            NA              NA      23.54        21.25           NA      104.49
PFFB     PFF Bancorp Inc.                   0.000          0.00           31.35      14.05        23.51        85.87      136.11
PFFC     Peoples Financial Corp.            2.963            NA              NA      29.09        30.13           NA      106.94
PFNC     Progress Financial Corp.           0.796         15.69           22.12      13.10        16.34        28.19      246.57
PFSB     PennFed Financial Services Inc     0.933         14.58           14.35      10.94        13.64        20.83      137.43
PFSL     Pocahontas FS&LA (MHC)             3.158         63.97           18.27      12.29        18.75        20.96      193.09
PHBK     Peoples Heritage Finl Group        1.924         28.81           16.06      19.34        15.43        16.26      250.48
PHFC     Pittsburgh Home Financial Corp     1.267         38.89           20.58      14.55        15.78        26.30      133.27
PHSB     Peoples Home Savings Bk (MHC)      0.000            NA              NA         NA           NA           NA          NA
PKPS     Poughkeepsie Financial Corp.       1.270         45.45           21.88      11.27        21.88        35.80      134.62
PLSK     Pulaski Savings Bank (MHC)         1.727            NA              NA      20.28           NA           NA      170.34
PMFI     Perpetual Midwest Financial        1.437        125.00           35.99       9.89        20.07        86.98      115.97
PRBC     Prestige Bancorp Inc.              0.706         11.76           19.54      11.46        15.74        33.33      102.97
PROV     Provident Financial Holdings       0.000          0.00           55.38      15.94        20.77        48.63      114.78
PSBK     Progressive Bank Inc.              2.076         26.61           14.62      14.24        14.12        14.36      166.50

                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
MERI     Meritrust Federal SB                  181.23                 92
METF     Metropolitan Financial Corp.          217.33                271
MFBC     MFB Corp.                             114.71                 67
MFCX     Marshalltown Financial Corp.          117.79                 32
MFFC     Milton Federal Financial Corp.        115.21                 51
MFLR     Mayflower Co-operative Bank           146.95                 47
MFSL     Maryland Federal Bancorp              152.48                259
MGNL     Magna Bancorp Inc.                    275.79              1,046
MIFC     Mid-Iowa Financial Corp.              137.70                 36
MIVI     Mississippi View Holding Co.           98.66                 21
MLBC     ML Bancorp Inc.                       153.46                425
MONT     Montgomery Financial Corp.                NA                 28
MRKF     Market Financial Corp.                 95.67                 NA
MSBF     MSB Financial Inc.                    132.74                 18
MSBK     Mutual Savings Bank FSB               135.84                242
MWBI     Midwest Bancshares Inc.               123.88                 39
MWBX     MetroWest Bank                        221.46                170
MWFD     Midwest Federal Financial             196.58                 92
NASB     North American Savings Bank           212.07                245
NBN      Northeast Bancorp                     145.27                121
NBSI     North Bancshares Inc.                 132.67                 32
NEIB     Northeast Indiana Bancorp             111.92                 40
NHTB     New Hampshire Thrift Bncshrs          195.66                122
NMSB     NewMil Bancorp Inc.                   157.19                134
NSLB     NS&L Bancorp Inc.                     113.57                 NA
NSSB     Norwich Financial Corp.               210.06                239
NSSY     Norwalk Savings Society               175.14                 NA
NTMG     Nutmeg Federal S&LA                   142.49                 NA
NWEQ     Northwest Equity Corp.                113.32                 36
NWSB     Northwest Savings Bank (MHC)          319.15                785
NYB      New York Bancorp Inc.                 402.65                493
OCFC     Ocean Financial Corp.                 125.23                229
OCN      Ocwen Financial Corp.                 502.01                823
OFCP     Ottawa Financial Corp.                209.52                261
OHSL     OHSL Financial Corp.                  113.74                 59
PALM     Palfed Inc.                           172.37                 NA
PAMM     PacificAmerica Money Center           147.25                 NA
PBCI     Pamrapo Bancorp Inc.                  130.38                 98
PBCT     People's Bank (MHC)                   269.00               2825
PBHC     Oswego City Savings Bk (MHC)          200.62                 75
PBKB     People's Bancshares Inc.              186.94                220
PCBC     Perry County Financial Corp.          112.97                 NA
PCCI     Pacific Crest Capital                 170.39                 62
PDB      Piedmont Bancorp Inc.                 143.19                 30
PEEK     Peekskill Financial Corp.             111.32                 25
PERM     Permanent Bancorp Inc.                122.11                124
PERT     Perpetual Bank (MHC)                  263.16                113
PETE     Primary Bank                          187.81                182
PFDC     Peoples Bancorp                       132.61                 78
PFED     Park Bancorp Inc.                     104.49                 NA
PFFB     PFF Bancorp Inc.                      137.53                498
PFFC     Peoples Financial Corp.               106.94                 19
PFNC     Progress Financial Corp.              279.13                178
PFSB     PennFed Financial Services Inc        164.29                190
PFSL     Pocahontas FS&LA (MHC)                193.09                 63
PHBK     Peoples Heritage Finl Group           297.22              2,400
PHFC     Pittsburgh Home Financial Corp        134.79                 58
PHSB     Peoples Home Savings Bk (MHC)             NA                 NA
PKPS     Poughkeepsie Financial Corp.          134.62                277
PLSK     Pulaski Savings Bank (MHC)            170.34                 40
PMFI     Perpetual Midwest Financial           115.97                103
PRBC     Prestige Bancorp Inc.                 102.97                 33
PROV     Provident Financial Holdings          114.78                 NA
PSBK     Progressive Bank Inc.                 186.40                279

                                                                             INCOME
                                                  ----------------------------------------------------------------


                                                     NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                          MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------       ----------------------------------------------------------------
MERI     Meritrust Federal SB                           725                725             0.89           12.32
METF     Metropolitan Financial Corp.                 1,293              1,198             0.34           13.33
MFBC     MFB Corp.                                      508                509             0.30           19.17
MFCX     Marshalltown Financial Corp.                   204                204             0.14           29.91
MFFC     Milton Federal Financial Corp.                 356                334             0.15           23.54
MFLR     Mayflower Co-operative Bank                    330                294             0.33           14.96
MFSL     Maryland Federal Bancorp                     2,348              2,309             0.71           16.02
MGNL     Magna Bancorp Inc.                           5,698              4,465             0.32           21.09
MIFC     Mid-Iowa Financial Corp.                       506                362             0.21           11.46
MIVI     Mississippi View Holding Co.                   208                205             0.26           15.26
MLBC     ML Bancorp Inc.                              3,754              2,614             0.23           22.42
MONT     Montgomery Financial Corp.                     147                147               NA              NA
MRKF     Market Financial Corp.                         162                162             0.13           27.28
MSBF     MSB Financial Inc.                             279                265             0.23           14.67
MSBK     Mutual Savings Bank FSB                        130                  1               --              NM
MWBI     Midwest Bancshares Inc.                        290                290             0.78           11.54
MWBX     MetroWest Bank                               1,940              1,900             0.14           11.94
MWFD     Midwest Federal Financial                      755                567             0.33           16.10
NASB     North American Savings Bank                  2,796              2,216             0.98           13.27
NBN      Northeast Bancorp                              451                402             0.26           16.29
NBSI     North Bancshares Inc.                          175                171             0.18           31.25
NEIB     Northeast Indiana Bancorp                      522                522             0.32           13.28
NHTB     New Hampshire Thrift Bncshrs                   699                618             0.30           16.35
NMSB     NewMil Bancorp Inc.                            677                643             0.15           21.67
NSLB     NS&L Bancorp Inc.                              139                139             0.19           24.67
NSSB     Norwich Financial Corp.                      1,965              1,864             0.33           21.12
NSSY     Norwalk Savings Society                      1,150              1,045             0.44           20.74
NTMG     Nutmeg Federal S&LA                            155                132             0.10           27.50
NWEQ     Northwest Equity Corp.                         252                242             0.32           12.60
NWSB     Northwest Savings Bank (MHC)                 5,036              5,071             0.22           28.98
NYB      New York Bancorp Inc.                       13,164             13,088             0.58           13.42
OCFC     Ocean Financial Corp.                        3,606              3,416             0.41           20.88
OCN      Ocwen Financial Corp.                       18,792              5,225             0.19           57.40
OFCP     Ottawa Financial Corp.                       1,962              1,903             0.38           16.94
OHSL     OHSL Financial Corp.                           516                495             0.40           15.08
PALM     Palfed Inc.                                  1,457              1,348             0.25           17.88
PAMM     PacificAmerica Money Center                  4,003              4,003             1.70            3.35
PBCI     Pamrapo Bancorp Inc.                         1,260              1,260             0.44           12.22
PBCT     People's Bank (MHC)                         21,900             12,930             0.21           34.97
PBHC     Oswego City Savings Bk (MHC)                   642                530             0.28           17.41
PBKB     People's Bancshares Inc.                     1,276                698             0.19           22.04
PCBC     Perry County Financial Corp.                   230                233             0.30           17.71
PCCI     Pacific Crest Capital                          906                906             0.30           12.71
PDB      Piedmont Bancorp Inc.                          342                344             0.13           20.43
PEEK     Peekskill Financial Corp.                      513                513             0.17           24.08
PERM     Permanent Bancorp Inc.                         638                622             0.31           19.15
PERT     Perpetual Bank (MHC)                           661                662             0.44           30.11
PETE     Primary Bank                                  (140)               366             0.18           37.33
PFDC     Peoples Bancorp                              1,093              1,093             0.48           13.28
PFED     Park Bancorp Inc.                              460                391             0.17           25.00
PFFB     PFF Bancorp Inc.                             3,683              3,675             0.21           23.51
PFFC     Peoples Financial Corp.                        202                197             0.14           30.13
PFNC     Progress Financial Corp.                       867                851             0.22           16.34
PFSB     PennFed Financial Services Inc               2,631              2,631             0.55           13.64
PFSL     Pocahontas FS&LA (MHC)                         622                622             0.38           18.75
PHBK     Peoples Heritage Finl Group                 17,788             17,788             0.64           15.43
PHFC     Pittsburgh Home Financial Corp                 547                448             0.25           18.94
PHSB     Peoples Home Savings Bk (MHC)                  350                298               NA              NA
PKPS     Poughkeepsie Financial Corp.                 1,202              1,248             0.09           21.88
PLSK     Pulaski Savings Bank (MHC)                     324                324               NA              NA
PMFI     Perpetual Midwest Financial                    505                448             0.23           22.69
PRBC     Prestige Bancorp Inc.                          224                224             0.27           15.74
PROV     Provident Financial Holdings                 1,133                633             0.13           38.34
PSBK     Progressive Bank Inc.                        2,212              2,151             0.56           14.62

                                                                                                                      Page 30 of 32


             EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                                CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
PSFC     Peoples-Sidney Financial Corp.       1.231          NA             NA         NA           NA           NA           NA
PSFI     PS Financial Inc.                    2.065          NA             NA      40.92        18.45           NA       105.73
PTRS     Potters Financial Corp.              1.455       25.22          12.38       9.94         9.98        21.52       112.65
PULB     Pulaski Bank, Svgs Bank (MHC)        3.791      172.41          33.81      30.64        25.36        45.47       234.86
PULS     Pulse Bancorp                        3.256       59.83          12.57      12.69        11.44        18.38       157.74
PVFC     PVF Capital Corp.                    0.000        0              8.58      14.71        11.39        14.64       209.4
PVSA     Parkvale Financial Corporation       1.719       31.33          12.40      12.38        12.20        18.22       163.16
PWBC     PennFirst Bancorp Inc.               2.094       47.72          14.47      10.15        14.47        21.70       125.60
PWBK     Pennwood Bancorp Inc.                1.910          NA             NA      19.42        24.63           NA       111.30
QCBC     Quaker City Bancorp Inc.             0.000        0             20.75      12.18        16.21        34.02       138.89
QCFB     QCF Bancorp Inc.                     0.000        0.00          13.97      23.83        13.89        17.12       131.72
QCSB     Queens County Bancorp Inc.           1.848       33.82          26.53      37.56        25.06        26.15       272.95
RARB     Raritan Bancorp Inc.                 2.000       30.74          15.89      15.26        15.38        17.02       192.31
RCSB     RCSB Financial Inc.                  1.165       22.89          21.02      18.31        23.41        20.68       240.43
REDF     RedFed Bancorp Inc.                  0.000        0.00          23.48      13.66        13.16       157.95       161.63
RELI     Reliance Bancshares Inc.             0.000          NM          30.36      45.72        06.25        34.00        93.61
RELY     Reliance Bancorp Inc.                2.000       49.59          17.88      14.21        16.67        26.45       172.60
RIVR     River Valley Bancorp                 0.970          NA             NA      13.98        13.75           NA       112.86
ROSE     TR Financial Corp.                   2.222       23.50          16.36      13.32        14.06        14.75       200.74
RSLN     Roslyn Bancorp Inc.                  1.055          NA             NA      31.43        21.88           NA       156.04
RVSB     Riverview Savings Bank (MHC)         0.865       24.38          25.23      29.22        22.38        31.53       260.07
SBFL     SB of the Finger Lakes (MHC)         1.600      266.67          96.15      20.59        52.08       166.67       214.96
SBOS     Boston Bancorp (The)                   NA        10.89             NA         NA           NA           NA           NA
SCBS     Southern Community Bancshares        1.890          NA             NA      25.66        18.90           NA       120.36
SCCB     S. Carolina Community Bancshrs       2.553      111.11          33.57      35.66        32.64        43.52       137.35
SECP     Security Capital Corp.               1.135       20.40          18.68      26.51        17.06        22.12       173.90
SFED     SFS Bancorp Inc.                     1.418       39.06          17.95      14.12        21.47        30.86       113.25
SFFC     StateFed Financial Corporation       1.818       33.33          15.17      20.12        12.79        18.33       113.17
SFIN     Statewide Financial Corp.            2.235       48.19          14.37      13.78        14.92        23.72       141.64
SFNB     Security First Network Bank          0.000        0.00             NM      31.58           NM           NM       397.35
SFSB     SuburbFed Financial Corp.            1.164       27.59          16.27       8.13        13.22        23.71       125.46
SFSL     Security First Corp.                 1.803       37.02          17.07      20.58        17.07        21.91       218.60
SGVB     SGV Bancorp Inc.                     0.000        0.00          26.75       8.73        17.33        47.66       119.42
SHEN     First Shenango Bancorp Inc.          2.152       30.72             NA      14.04        12.02        16.79       128.16
SISB     SIS Bancorp Inc.                     1.806        7.23           9.39      12.05        14.62         9.34       169.31
SKAN     Skaneateles Bancorp Inc.             1.720       20.45          13.6        8.95        12.37        13.21       130.69
SKBO     First Carnegie Deposit (MHC)         1.875          NA             NA      25.01           NA           NA       152.09
SMBC     Southern Missouri Bancorp Inc.       2.920       69.44          16.79      16.93        16.47        23.78       108.04
SMFC     Sho-Me Financial Corp.               0.000        0.00          17.26      17.78        13.18        19.12       180.39
SOBI     Sobieski Bancorp Inc.                1.969       43.75          26.64      15.40        29.02        50.78        94.26
SOPN     First Savings Bancorp Inc.           3.951       75.51          17.31      25.32        15.82        20.66       110.90
SOSA     Somerset Savings Bank                0.000        0.00          15.62      12.64         9.77        15.62       199.29
SPBC     St. Paul Bancorp Inc.                1.658       32.36          18.28      17.78        16.75        27.11       206.73
SRN      Southern Banc Company Inc.           2.154      228.26          30.09      19.04        33.85        70.65       112.69
SSB      Scotland Bancorp Inc                 1.558       52.63          27.50      53.02        32.08        33.77       143.12
SSFC     South Street Financial Corp.         2.162          NA             NA      34.41        25.69           NA       125.94
SSM      Stone Street Bancorp Inc.            2.099      542.26          21.23      38.34        38.28        25.52       132.91
STFR     St. Francis Capital Corp.            1.289       26.14          19.30      12.02        13.50        21.16       154.05
STND     Standard Financial Inc.              1.561       47.37          22.67      16.13        21.35        33.71       149.74
STSA     Sterling Financial Corp.             0.000        0.00          24.40       6.68        16.88        96.43       166.39
SVRN     Sovereign Bancorp Inc.               0.513       12.00             NA      10.02        14.44        23.99       227.65
SWBI     Southwest Bancshares                 3.753       74.26          14.78      14.20        13.68        20.05       129.15
SWCB     Sandwich Co-operative Bank           3.333       50.44          15.45      13.74        15.52        15.79       172.83
SZB      SouthFirst Bancshares Inc.           3.125          NM          84.21      13.94        26.67           NM        99.63
TBK      Tolland Bank                         1.119        9.11          15.96      11.71        14.90        16.71       168.63
THR      Three Rivers Financial Corp.         2.481       52.38          17.34      14.57        17.53        25.60       105.88
THRD     TF Financial Corporation             1.951       42.86          18.14      13.06        16.53        24.4        108.70
TPNZ     Tappan Zee Financial Inc.            1.612       33.33          20.93      20.95        24.13        28.96       123.14
TRIC     Tri-County Bancorp Inc.              2.553       49.55          17.03      15.99        14.69        21.17       104.40
TSBS     Peoples Bancorp Inc. (MHC)           1.167       40.70          41.10      42.97        30.00        34.88       254.45
TSH      Teche Holding Co.                    2.721       60.24          15.98      15.55        16.41        22.14       118.32
TWIN     Twin City Bancorp                    3.160       94.12          20.88      16.10        15.82        29.78       125.23
UBMT     United Financial Corp.               4.083      100.00          19.83      27.80        19.35        25.81       119.40
UFRM     United Federal Savings Bank          2.087      110.53          34.85      12.83        20.54        60.53       171.64

                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
PSFC     Peoples-Sidney Financial Corp.            NA                 18
PSFI     PS Financial Inc.                     105.73                 15
PTRS     Potters Financial Corp.               112.65                 46
PULB     Pulaski Bank, Svgs Bank (MHC)         234.86                 NA
PULS     Pulse Bancorp                         157.74                 53
PVFC     PVF Capital Corp.                     209.4                 124
PVSA     Parkvale Financial Corporation        164.40                235
PWBC     PennFirst Bancorp Inc.                134.35                131
PWBK     Pennwood Bancorp Inc.                 111.30                 11
QCBC     Quaker City Bancorp Inc.              138.98                142
QCFB     QCF Bancorp Inc.                      131.72                 NA
QCSB     Queens County Bancorp Inc.            272.95                283
RARB     Raritan Bancorp Inc.                  195.44                 87
RCSB     RCSB Financial Inc.                   246.41                 NA
REDF     RedFed Bancorp Inc.                   162.23                282
RELI     Reliance Bancshares Inc.               93.61                 NA
RELY     Reliance Bancorp Inc.                 239.52                389
RIVR     River Valley Bancorp                  114.58                 55
ROSE     TR Financial Corp.                    200.74                442
RSLN     Roslyn Bancorp Inc.                   156.79                385
RVSB     Riverview Savings Bank (MHC)          284.91                 85
SBFL     SB of the Finger Lakes (MHC)          214.96                 68
SBOS     Boston Bancorp (The)                      NA                 NA
SCBS     Southern Community Bancshares         120.36                 NA
SCCB     S. Carolina Community Bancshrs        137.35                  9
SECP     Security Capital Corp.                173.90                959
SFED     SFS Bancorp Inc.                      113.25                 64
SFFC     StateFed Financial Corporation        113.17                 NA
SFIN     Statewide Financial Corp.             141.95                 NA
SFNB     Security First Network Bank           404.04                 16
SFSB     SuburbFed Financial Corp.             125.92                153
SFSL     Security First Corp.                  222.15                157
SGVB     SGV Bancorp Inc.                      121.42                 87
SHEN     First Shenango Bancorp Inc.           128.16                110
SISB     SIS Bancorp Inc.                      169.31                483
SKAN     Skaneateles Bancorp Inc.              134.86                103
SKBO     First Carnegie Deposit (MHC)          152.09                 NA
SMBC     Southern Missouri Bancorp Inc.        108.04                 43
SMFC     Sho-Me Financial Corp.                180.39                 78
SOBI     Sobieski Bancorp Inc.                  94.26                 22
SOPN     First Savings Bancorp Inc.            110.90                 40
SOSA     Somerset Savings Bank                 199.29                150
SPBC     St. Paul Bancorp Inc.                 207.26              1,101
SRN      Southern Banc Company Inc.            113.88                 NA
SSB      Scotland Bancorp Inc                  143.12                 14
SSFC     South Street Financial Corp.          125.94                 38
SSM      Stone Street Bancorp Inc.             132.91                 18
STFR     St. Francis Capital Corp.             174.31                336
STND     Standard Financial Inc.               150                   434
STSA     Sterling Financial Corp.              190.86                488
SVRN     Sovereign Bancorp Inc.                302.21              1,585
SWBI     Southwest Bancshares                  129.15                 95
SWCB     Sandwich Co-operative Bank            180.54                153
SZB      SouthFirst Bancshares Inc.             99.63                 45
TBK      Tolland Bank                          173.54                 88
THR      Three Rivers Financial Corp.          106.30                 NA
THRD     TF Financial Corporation              123.94                157
TPNZ     Tappan Zee Financial Inc.             123.14                 14
TRIC     Tri-County Bancorp Inc.               104.40                 19
TSBS     Peoples Bancorp Inc. (MHC)            277.26                141
TSH      Teche Holding Co.                     118.32                153
TWIN     Twin City Bancorp                     125.23                 53
UBMT     United Financial Corp.                119.40                 NA
UFRM     United Federal Savings Bank           171.64                144

                                                                              INCOME
                                                   ----------------------------------------------------------------


                                                      NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                           MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------        ----------------------------------------------------------------
PSFC     Peoples-Sidney Financial Corp.                   210                 210              NA               NA
PSFI     PS Financial Inc.                                418                 424            0.21            18.45
PTRS     Potters Financial Corp.                          301                 315            0.65             9.52
PULB     Pulaski Bank, Svgs Bank (MHC)                    534                 460            0.22            29.97
PULS     Pulse Bancorp                                  1,478               1,413            0.45            11.94
PVFC     PVF Capital Corp.                              1,222               1,095            0.40            12.81
PVSA     Parkvale Financial Corporation                 2,609               2,609            0.62            12.20
PWBC     PennFirst Bancorp Inc.                         1,454               1,460            0.27            14.47
PWBK     Pennwood Bancorp Inc.                             97                 139            0.24            17.45
QCBC     Quaker City Bancorp Inc.                       1,489               1,380            0.30            17.29
QCFB     QCF Bancorp Inc.                                 574                 574            0.45            13.89
QCSB     Queens County Bancorp Inc.                     5,341               5,341            0.54            25.06
RARB     Raritan Bancorp Inc.                             982                 928            0.37            16.22
RCSB     RCSB Financial Inc.                            8,236               8,236            0.55            23.41
REDF     RedFed Bancorp Inc.                            2,407               2,397            0.33            13.16
RELI     Reliance Bancshares Inc.                          28                  14            0.01           212.50
RELY     Reliance Bancorp Inc.                          4,338               4,338            0.48            16.67
RIVR     River Valley Bancorp                             324                 312            0.29            14.22
ROSE     TR Financial Corp.                             8,414               7,737            0.44            15.34
RSLN     Roslyn Bancorp Inc.                           10,467              10,130            0.25            22.75
RVSB     Riverview Savings Bank (MHC)                     745                 730            0.30            23.13
SBFL     SB of the Finger Lakes (MHC)                     214                 168            0.09            69.44
SBOS     Boston Bancorp (The)                          14,315               5,073            0.95               NA
SCBS     Southern Community Bancshares                    211                 211            0.21            18.90
SCCB     S. Carolina Community Bancshrs                   121                 121            0.18            32.64
SECP     Security Capital Corp.                        14,555              15,000            1.60            16.52
SFED     SFS Bancorp Inc.                                 268                 268            0.23            21.47
SFFC     StateFed Financial Corporation                   332                 332            0.43            12.79
SFIN     Statewide Financial Corp.                      1,391               1,391            0.33            14.92
SFNB     Security First Network Bank                   (6,533)             (6,533)          (0.77)              NM
SFSB     SuburbFed Financial Corp.                        700                 578            0.43            15.99
SFSL     Security First Corp.                           2,189               2,189            0.26            17.07
SGVB     SGV Bancorp Inc.                                 494                 274            0.12            31.77
SHEN     First Shenango Bancorp Inc.                    1,207               1,202            0.58            12.02
SISB     SIS Bancorp Inc.                               2,990               2,927            0.52            14.90
SKAN     Skaneateles Bancorp Inc.                         447                 437            0.46            12.64
SKBO     First Carnegie Deposit (MHC)                     239                 242              NA               NA
SMBC     Southern Missouri Bancorp Inc.                   415                 392            0.25            17.13
SMFC     Sho-Me Financial Corp.                         1,099               1,007            0.68            14.34
SOBI     Sobieski Bancorp Inc.                            114                 114            0.14            29.02
SOPN     First Savings Bancorp Inc.                     1,272               1,272            0.32            15.82
SOSA     Somerset Savings Bank                          1,708               1,698            0.10             9.77
SPBC     St. Paul Bancorp Inc.                         12,397              12,355            0.36            16.75
SRN      Southern Banc Company Inc.                       130                 130            0.12            33.85
SSB      Scotland Bancorp Inc                             260                 255            0.15            32.08
SSFC     South Street Financial Corp.                     744                 744            0.18            25.69
SSM      Stone Street Bancorp Inc.                        258                 258            0.14            38.28
STFR     St. Francis Capital Corp.                      3,686               3,052            0.57            16.34
STND     Standard Financial Inc.                        4,812               4,647            0.29            22.09
STSA     Sterling Financial Corp.                       2,288               1,971            0.25            20.25
SVRN     Sovereign Bancorp Inc.                        21,506              20,536            0.26            14.99
SWBI     Southwest Bancshares                           1,011                 960            0.35            14.46
SWCB     Sandwich Co-operative Bank                     1,147               1,129            0.57            15.79
SZB      SouthFirst Bancshares Inc.                       124                 125            0.15            26.67
TBK      Tolland Bank                                     481                 477            0.30            14.90
THR      Three Rivers Financial Corp.                     180                 174            0.22            18.32
THRD     TF Financial Corporation                       1,265               1,164            0.29            17.67
TPNZ     Tappan Zee Financial Inc.                        265                 258            0.18            24.13
TRIC     Tri-County Bancorp Inc.                          243                 238            0.39            15.06
TSBS     Peoples Bancorp Inc. (MHC)                     2,276               1,683            0.18            41.67
TSH      Teche Holding Co.                                911                 909            0.28            16.41
TWIN     Twin City Bancorp                                261                 242            0.30            16.88
UBMT     United Financial Corp.                           376                 376            0.31            19.35
UFRM     United Federal Savings Bank                      428                 113            0.04            71.88

             EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                            CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
USAB     USABancshares, Inc.                 0.000         0.00         33.00       12.54        14.73        30.56      128.11
VABF     Virginia Beach Fed. Financial       1.429        69.23         24.56       11.28        17.50        53.85      164.71
VFFC     Virginia First Financial Corp.      0.418         5.56         27.83       17.00        15.75        13.30      210.91
WAMU     Washington Mutual Inc.              1.689        84.48         24.98       16.57        16.65        55.12      310.38
WAYN     Wayne Savings & Loan Co. (MHC)      2.756       180.85         30.41       19.90        25.57        66.18      215.31
WBST     Webster Financial Corp.             1.429        37.76         17.78       11.29        14.29        28.57      224.81
WCBI     Westco Bancorp                      2.264        44.88         16.67       21.06        15.41        20.87      138.16
WCFB     Webster City Federal SB (MHC)       4.507       163.27            NA       39.37        27.73        36.22      168.41
WEFC     Wells Financial Corp.               2.909         0.00         15.14       16.00        14.73        22.30      112.78
WEHO     Westwood Homestead Fin. Corp.       1.806           NA            NA       32.18        32.29           NA      109.39
WES      Westcorp                            1.834        36.04         83.90       15.53        14.35        19.65      171.62
WFI      Winton Financial Corp.              2.831        38.26         12.90       10.17        10.16        14.13      143.05
WFSG     Wilshire Financial Services         0.000           NA            NA       13.77         8.24           NA      238.75
WFSL     Washington Federal Inc.             3.315        44.76         12.73       22.86        12.39        14.16      189.29
WHGB     WHG Bancshares Corp.                1.270        42.86         27.16       22.97        23.16        45.00      111.23
WOFC     Western Ohio Financial Corp.        4.124       175.44         31.49       14.31        30.31        42.54      103.72
WRNB     Warren Bancorp Inc.                 2.849        43.01         11.13       19.28        11.13         9.46      185.85
WSB      Washington Savings Bank, FSB        1.379        35.71         17.68       11.92        18.13        25.89      143.56
WSFS     WSFS Financial Corporation          0.000         0.00         11.02       12.61        11.60        11.10      242.29
WSTR     WesterFed Financial Corp.           1.956        44.06         18.6        13.10        14.80        23.44      120.06
WVFC     WVS Financial Corp.                 2.870       177.51         13.27       16.53        13.94        16.49      148.11
WWFC     Westwood Financial Corporation      0.941        25.64         15.98       12.31        14.36        27.24      134.84
WYNE     Wayne Bancorp Inc.                  0.808        18.87         22.3        20.10        22.92        46.7       150.55
YFCB     Yonkers Financial Corporation       1.208        25.64         19.3        20.94        18.40        25.48      140.56
YFED     York Financial Corp.                2.487        59.23         19.15       14.55        15.87        24.37      168.94
                                             --------------------------------------------------------------------------------------
         Average                             1.654        53.57         20.78       17.84        18.55        27.94      154.36

                                                                PRODUCTIVITY
                                           ----------------   -----------------
                                               PRICE/ TANG        FULL TIME
                                              PUBLICLY REP       EQUIVALENT
                                               BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                          (%)         MOST RECENT QTR
-----------------------------------------------------------   -----------------
USAB     USABancshares, Inc.                    130.54                 NA
VABF     Virginia Beach Fed. Financial          164.71                217
VFFC     Virginia First Financial Corp.         218.41                398
WAMU     Washington Mutual Inc.                 327.05               9077
WAYN     Wayne Savings & Loan Co. (MHC)         215.31                 93
WBST     Webster Financial Corp.                263.16               1137
WCBI     Westco Bancorp                         138.16                 57
WCFB     Webster City Federal SB (MHC)          168.41                 21
WEFC     Wells Financial Corp.                  112.78                 NA
WEHO     Westwood Homestead Fin. Corp.          109.39                 19
WES      Westcorp                               172.03               2743
WFI      Winton Financial Corp.                 146.13                 78
WFSG     Wilshire Financial Services            238.75                 NA
WFSL     Washington Federal Inc.                207.24                660
WHGB     WHG Bancshares Corp.                   111.23                 NA
WOFC     Western Ohio Financial Corp.           111.24                103
WRNB     Warren Bancorp Inc.                    185.85                140
WSB      Washington Savings Bank, FSB           143.56                 NA
WSFS     WSFS Financial Corporation             244.23                289
WSTR     WesterFed Financial Corp.              150.10                369
WVFC     WVS Financial Corp.                    148.11                 58
WWFC     Westwood Financial Corporation         151.35                 13
WYNE     Wayne Bancorp Inc.                     150.55                 60
YFCB     Yonkers Financial Corporation          140.56                 59
YFED     York Financial Corp.                   168.94                396
                                           ---------------    ------------
         Average                                160.81                307

                                                                              INCOME
                                           -       ----------------------------------------------------------------


                                                      NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                           MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
--------------------------------------------       ----------------------------------------------------------------
USAB     USABancshares, Inc.                              107                  88             0.12           17.19
VABF     Virginia Beach Fed. Financial                    987                 816             0.17           20.59
VFFC     Virginia First Financial Corp.                 2,214               1,094             0.19           31.50
WAMU     Washington Mutual Inc.                       118,765             115,016             0.93           17.19
WAYN     Wayne Savings & Loan Co. (MHC)                   504                 467             0.20           28.13
WBST     Webster Financial Corp.                       12,038              11,764             0.96           14.58
WCBI     Westco Bancorp                                 1,153               1,108             0.41           16.16
WCFB     Webster City Federal SB (MHC)                    341                 341             0.16           27.73
WEFC     Wells Financial Corp.                            539                 534             0.28           14.73
WEHO     Westwood Homestead Fin. Corp.                    325                 325             0.12           32.29
WES      Westcorp                                       9,885               1,968             0.08           68.17
WFI      Winton Financial Corp.                           796                 668             0.34           11.95
WFSG     Wilshire Financial Services                    5,112              (2,178)           (0.28)             NM
WFSL     Washington Federal Inc.                       27,015              26,794             0.56           12.39
WHGB     WHG Bancshares Corp.                             231                 231             0.17           23.16
WOFC     Western Ohio Financial Corp.                     452                 441             0.20           30.31
WRNB     Warren Bancorp Inc.                            1,624               1,643             0.41           11.13
WSB      Washington Savings Bank, FSB                     470                 464             0.10           18.13
WSFS     WSFS Financial Corporation                     4,169               4,168             0.33           11.60
WSTR     WesterFed Financial Corp.                      2,139               1,958             0.35           16.07
WVFC     WVS Financial Corp.                              883                 880             0.50           13.94
WWFC     Westwood Financial Corporation                   237                 237             0.37           14.36
WYNE     Wayne Bancorp Inc.                               525                 525             0.27           22.92
YFCB     Yonkers Financial Corporation                    793                 805             0.27           18.40
YFED     York Financial Corp.                           2,760               2,440             0.34           17.74
                                                   ---------------------------------------------------------------
         Average                                        3,228                2,908            0.34           20.04

                                                                                                                      Page 32 of 32



             EXHIBIT 5
SELECTED DATA ON ALL PUBLIC THRIFTS

                                                 DIVIDENDS                             CURRENT PRICING DATA AS OF 9/8/97
                                           -------------------------   ------------------------------------------------------------
                                            CURRENT    LTM DIVIDEND      PRICE/                                          PRICE/
                                            DIVIDEND      PAYOUT          LTM       PRICE/       PRICE/      PRICE/    PUBLICLY REP
                                             YIELD         RATIO        CORE EPS    ASSETS      EARNINGS     LTM EPS    BOOK VALUE
 TICKER        SHORT NAME                     ($)           (%)           (X)        (%)          (X)          (X)         (%)
--------------------------------------------------------------------   ------------------------------------------------------------
           COMPARABLE THRIFT DATA
CATB     Catskill Financial Corp.            1.723        17.07         20.06       26.98       19.35        19.82       107.76
CEBK     Central Co-operative Bank           1.542        16.44         14.12       11.84       16.73        14.21       119.25
FBER     1st Bergen Bancorp                  1.081        28.57         26.81       19.49       22.02        44.05       137.34
FIBC     Financial Bancorp Inc.              1.739        38.46         14.56       14.02       14.38        25.27       149.84
FKFS     First Keystone Financial            0.702        10.42         13.97       10.91       11.88        19.79       149.29
FSBI     Fidelity Bancorp Inc.               1.636        29.92         13.17        9.39       13.41        20.75       138.98
LFBI     Little Falls Bancorp Inc.           1.185        25.81         31.84       15.44       23.44        54.44       116.30
LSBX     Lawrence Savings Bank               0.000         0.00          8.78       13.93        9.33         8.78       160.24
PBCI     Pamrapo Bancorp Inc.                4.651        87.16         14.73       16.48       12.22        19.72       129.36
PHFC     Pittsburgh Home Financial Corp      1.267        38.89         20.58       14.55       15.78        26.30       133.27
WVFC     WVS Financial Corp.                 2.870       177.51         13.27       16.53       13.94        16.49       148.11
                                             --------------------------------------------------------------------------------------
         Average                             1.67         42.75         17.44       15.41       15.68        24.51       135.43
         Maximum                             4.65        177.51         31.84       26.98       23.44        54.44       160.24
         Minimum                             0.00          0.00          8.78        9.39        9.33         8.78       107.76

                                                               PRODUCTIVITY
                                           ---------------   -----------------
                                              PRICE/ TANG        FULL TIME
                                             PUBLICLY REP       EQUIVALENT
                                              BOOK VALUE         EMPLOYEES
 TICKER        SHORT NAME                         (%)         MOST RECENT QTR
----------------------------------------------------------   -----------------
           COMPARABLE THRIFT DATA
CATB     Catskill Financial Corp.             107.76                 64
CEBK     Central Co-operative Bank            133.27                 NA
FBER     1st Bergen Bancorp                   137.34                 55
FIBC     Financial Bancorp Inc.               150.62                 60
FKFS     First Keystone Financial             149.29                 73
FSBI     Fidelity Bancorp Inc.                138.98                106
LFBI     Little Falls Bancorp Inc.            125.93                 NA
LSBX     Lawrence Savings Bank                160.24                101
PBCI     Pamrapo Bancorp Inc.                 130.38                 98
PHFC     Pittsburgh Home Financial Corp       134.79                 58
WVFC     WVS Financial Corp.                  148.11                 58
                                           -------------    ------------
         Average                              137.88              74.78
         Maximum                              160.24             106.00
         Minimum                              107.76               0.00

                                                                              INCOME
                                                   ----------------------------------------------------------------


                                                      NET INCOME       CORE INCOME         CORE EPS         PRICE/
 TICKER        SHORT NAME                           MOST RECENT QTR   MOST RECENT QTR   MOST RECENT QTR    CORE EPS
-------------------------------------------        ----------------------------------------------------------------
           COMPARABLE THRIFT DATA
CATB     Catskill Financial Corp.                       949                 943             0.21           19.35
CEBK     Central Co-operative Bank                      606                 606             0.31           16.73
FBER     1st Bergen Bancorp                             570                 570             0.21           22.02
FIBC     Financial Bancorp Inc.                         661                 659             0.40           14.38
FKFS     First Keystone Financial                       673                 616             0.55           12.95
FSBI     Fidelity Bancorp Inc.                          656                 645             0.40           13.75
LFBI     Little Falls Bancorp Inc.                      469                 388             0.15           28.13
LSBX     Lawrence Savings Bank                        1,435               1,419             0.32            9.33
PBCI     Pamrapo Bancorp Inc.                         1,260               1,260             0.44           12.22
PHFC     Pittsburgh Home Financial Corp                 547                 448             0.25           18.94
WVFC     WVS Financial Corp.                            883                 880             0.50           13.94
                                                   -------------------------------------------------------------
         Average                                        792                 767             0.34           16.52
         Maximum                                      1,435               1,419             0.55           28.13
         Minimum                                        469                 388             0.15            9.33

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997

                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
%CAL       California Federal Bank, a FSB          NA            NA        NA           NA          NA            NA         NA
%CCMD      Chevy Chase Bank, FSB                   NA            NA        NA           NA          NA            NA         NA
AABC       Access Anytime Bancorp, Inc.         6.500          7.75     14.77           NM       99.54        99.540       7.41
AADV       Advantage Bancorp Inc.              45.000        145.52     13.89        36.89      154.96       165.750      14.27
ABBK       Abington Bancorp Inc.               33.000         60.73     15.00        16.42      176.19       195.610      12.19
ABCL       Alliance Bancorp Inc.               33.750        180.39     18.34        31.84      144.23       146.040      12.85
ABCW       Anchor BanCorp Wisconsin            27.500        248.84      7.09        11.27      103.81       105.810       6.46
AFBC       Advance Financial Bancorp           15.750         17.08        NA           NA      106.78       106.780      16.49
AFCB       Affiliated Community Bancorp        26.625        172.25     15.13        17.75      158.96       159.910      15.79
AFED       AFSALA Bancorp Inc.                 16.250         23.64     17.66           NA      102.07       102.070      14.85
AFFFZ      America First Financial Fund        40.250        241.93     10.94         8.64      138.94       140.690      11.04
AHCI       Ambanc Holding Co.                  15.625         65.24     27.90           NM      109.34       109.340      14.15
AHM        Ahmanson & Company (H.F.)           54.688      5,323.10     13.54        30.90      268.74       315.390      11.20
ALBC       Albion Banc Corp.                   23.250          5.81     29.06        86.11       97.04        97.040       8.47
ALBK       ALBANK Financial Corp.              39.750        510.15     14.61        18.84      153.77       175.960      14.15
AMFC       AMB Financial Corp.                 14.500         13.98     13.43        21.64       99.18        99.180      14.84
ANA        Acadiana Bancshares Inc.            21.813         59.42     20.97           NA      128.46       128.460      22.31
ANBK       American National Bancorp           19.625         70.91     17.52        51.64      150.04       150.040      14.03
ANDB       Andover Bancorp Inc.                31.000        159.60     12.50        12.02      158.32       158.320      12.76
ASBI       Ameriana Bancorp                    21.750         70.26     20.14        29.39      161.23       161.350      17.66
ASBP       ASB Financial Corp.                 13.125         22.59     17.27        31.25      129.31       129.310      20.12
ASFC       Astoria Financial Corp.             49.188      1,024.54     17.08        25.75      172.05       204.860      13.46
ATSB       AmTrust Capital Corp.               12.750          6.71     21.25        28.98       92.93        93.960       9.45
AVND       Avondale Financial Corp.            14.625         51.11      5.63           NM       92.27        92.270       8.42
BANC       BankAtlantic Bancorp Inc.           12.500        283.13     13.02        15.82      183.02       222.820      10.29
BDJI       First Federal Bancorporation        21.375         14.59     16.19        36.85      121.38       121.380      13.19
BFD        BostonFed Bancorp Inc.              19.000        107.35     15.83        25.00      123.62       127.860      11.58
BFFC       Big Foot Financial Corp.            17.750         44.60     27.73           NA      123.69       123.690      21.01
BFSB       Bedford Bancshares Inc.             24.000         27.42     15.79        19.83      135.21       135.210      20.24
BKC        American Bank of Connecticut        37.000         85.31     11.42        12.05      169.96       177.030      14.08
BKCT       Bancorp Connecticut Inc.            32.500         82.35     14.77        16.50      187.54       187.540      19.22
BKUNA      BankUnited Financial Corp.          12.375        109.76     22.10        45.83      163.04       201.220       6.07
BNKU       Bank United Corp.                   40.875      1,291.47     18.92           NA      221.66       227.210      11.29
BPLS       Bank Plus Corp.                     11.438        220.85     15.89           NM      123.39       123.650       6.25
BSBC       Branford Savings Bank                5.063         33.21     15.82        16.33      191.78       191.780      17.8
BTHL       Bethel Bancorp                      12.500         15.15     16.45        13.02       91.17       108.600       6.89
BVCC       Bay View Capital Corp.              26.500        343.95     19.49        28.19      175.26       208.830      11.11
BWFC       Bank West Financial Corp.           18.250         32.00     21.73        35.10      141.69       141.690      20.56
BYFC       Broadway Financial Corp.            11.000          9.19     17.19           NM       75.09        75.090       7.52
CAFI       Camco Financial Corp.               17.750         57.05      9.86        16.75      121.74       131.970      11.65
CAPS       Capital Savings Bancorp Inc.        15.750         29.80     12.70        19.44      139.63       139.630      12.29
CASB       Cascade Financial Corp.             13.000         33.42     16.25        30.95      148.06       148.060       9.08
CASH       First Midwest Financial Inc.        18.750         51.26     14.20        19.53      120.04       135.480      13.68
CATB       Catskill Financial Corp.            16.250         79.60     19.35        19.82      107.76       107.760      26.98
CBCI       Calumet Bancorp Inc.                42.500         89.71     11.81        17.93      116.53       116.530      18.07
CBES       CBES Bancorp Inc.                   17.750         18.19     16.44           NA      103.92       103.920      19.11
CBK        Citizens First Financial Corp.      18.125         43.02     28.32        64.73      112.30       112.300      17.31
CBSA       Coastal Bancorp Inc.                30.000        149.15     13.64        21.28      152.83       183.820       5.03
CBSB       Charter Financial Inc.              20.250         84.03     11.25        19.47      147.70       166.940      21.37
CCFH       CCF Holding Company                 17.000         13.94    212.50           NM      118.38       118.380      13.83
CEBK       Central Co-operative Bank           20.750         40.77     16.73        14.21      119.25       133.270      11.84
CENB       Century Bancorp Inc.                79.500         32.38     16.99           NA      108.24       108.240      32.40
CENF       CENFED Financial Corp.              35.938        205.87     14.04        18.72      172.36       172.700       8.97
CFB        Commercial Federal Corp.            46.000        991.43     14.74        22.89      232.68       262.410      13.97
CFBC       Community First Banking Co.         34.375         76.33        NA           NA          NA            NA         NA
CFCP       Coastal Financial Corp.             24.250        112.54     19.56        26.65      362.48       362.480      22.38


                                                    Current        LTM
                                                   Dividend     Dividend
                                                    Yield      Payout Ratio
Ticker              Short Name                        (%)           (%)
---------------------------------------------------------------------------
%CAL       California Federal Bank, a FSB              NA           NA
%CCMD      Chevy Chase Bank, FSB                       NA           NA
AABC       Access Anytime Bancorp, Inc.             0.000         0.00
AADV       Advantage Bancorp Inc.                   0.889        29.51
ABBK       Abington Bancorp Inc.                    1.212        19.90
ABCL       Alliance Bancorp Inc.                    1.956        24.76
ABCW       Anchor BanCorp Wisconsin                 1.164        18.55
AFBC       Advance Financial Bancorp                2.032           NA
AFCB       Affiliated Community Bancorp             1.803        30.40
AFED       AFSALA Bancorp Inc.                      0.985           NA
AFFFZ      America First Financial Fund             3.975        34.33
AHCI       Ambanc Holding Co.                       1.280         0.00
AHM        Ahmanson & Company (H.F.)                1.609        49.72
ALBC       Albion Banc Corp.                        1.376       114.81
ALBK       ALBANK Financial Corp.                   1.811        27.01
AMFC       AMB Financial Corp.                      1.655        35.82
ANA        Acadiana Bancshares Inc.                 1.650           NA
ANBK       American National Bancorp                0.611        23.68
ANDB       Andover Bancorp Inc.                     2.194        23.06
ASBI       Ameriana Bancorp                         2.943        79.73
ASBP       ASB Financial Corp.                      3.048           NM
ASFC       Astoria Financial Corp.                  1.220        25.13
ATSB       AmTrust Capital Corp.                    1.569        11.36
AVND       Avondale Financial Corp.                 0.000         0.00
BANC       BankAtlantic Bancorp Inc.                1.056       973.67
BDJI       First Federal Bancorporation             0.000         0.00
BFD        BostonFed Bancorp Inc.                   1.474        28.95
BFFC       Big Foot Financial Corp.                 0.000           NA
BFSB       Bedford Bancshares Inc.                  2.333        41.32
BKC        American Bank of Connecticut             3.892        50.16
BKCT       Bancorp Connecticut Inc.                 3.077        41.37
BKUNA      BankUnited Financial Corp.               0.000         0.00
BNKU       Bank United Corp.                        1.370           NA
BPLS       Bank Plus Corp.                          0.000         0.00
BSBC       Branford Savings Bank                    1.580        19.35
BTHL       Bethel Bancorp                           2.560        20.83
BVCC       Bay View Capital Corp.                   1.208        33.51
BWFC       Bank West Financial Corp.                1.753        53.85
BYFC       Broadway Financial Corp.                 1.818           NM
CAFI       Camco Financial Corp.                    2.790        44.02
CAPS       Capital Savings Bancorp Inc.             1.524        27.78
CASB       Cascade Financial Corp.                  0.000         0.00
CASH       First Midwest Financial Inc.             1.920        35.76
CATB       Catskill Financial Corp.                 1.723        17.07
CBCI       Calumet Bancorp Inc.                     0.000         0.00
CBES       CBES Bancorp Inc.                        2.254           NA
CBK        Citizens First Financial Corp.           0.000         0.00
CBSA       Coastal Bancorp Inc.                     1.600        29.79
CBSB       Charter Financial Inc.                   1.580        26.92
CCFH       CCF Holding Company                      3.235           NM
CEBK       Central Co-operative Bank                1.542        16.44
CENB       Century Bancorp Inc.                     2.516           NA
CENF       CENFED Financial Corp.                   1.002        17.04
CFB        Commercial Federal Corp.                 0.609        13.77
CFBC       Community First Banking Co.              0.000           NA
CFCP       Coastal Financial Corp.                  1.485        37.09


                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997



                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
CFFC       Community Financial Corp.           21.750         27.74     13.94        16.48      115.32       115.320      15.81
CFNC       Carolina Fincorp Inc.               17.625         32.63     23.19           NA      128.28       128.280      29.26
CFSB       CFSB Bancorp Inc.                   26.500        135.06     12.74        20.54      209.49       209.490      15.97
CFTP       Community Federal Bancorp           17.250         79.85     28.75        27.38      123.57       123.570      38.20
CFX        CFX Corp.                           20.750        272.73     14.02        18.36      197.24       210.870      14.67
CIBI       Community Investors Bancorp         15.500         14.41     14.90        23.48      129.60       129.600      15.61
CKFB       CKF Bancorp Inc.                    19.000         18.05      8.48        15.57      111.96       111.960      28.91
CLAS       Classic Bancshares Inc.             14.125         18.43     17.66        25.68       94.99       112.370      14.12
CMRN       Cameron Financial Corp              17.875         46.95     17.88        22.63      104.05       104.050      22.56
CMSB       Commonwealth Bancorp Inc.           17.313        295.98     18.82        24.05      134.31       171.760      12.93
CMSV       Community Savings FA (MHC)          32.750        166.70     30.32        44.86      205.33       205.330      23.82
CNIT       CENIT Bancorp Inc.                  49.250         81.41     13.68        22.29      158.26       172.320      11.45
CNSB       CNS Bancorp Inc.                    17.500         28.93     31.25        64.81      117.92       117.920      29.42
CNY        Carver Bancorp Inc.                 11.938         27.63     21.32           NM       79.96        83.370       6.68
COFI       Charter One Financial               56.563      2,612.42     14.73        19.50      267.44       285.670      17.94
CONE       Conestoga Bancorp, Inc.                 NA            NA        NA           NA          NA           NA          NA
COOP       Cooperative Bankshares Inc.         28.000         41.77     20.59           NM      155.30       155.300      11.85
CRZY       Crazy Woman Creek Bancorp           14.500         13.85     19.08        25.44       98.77        98.770      25.51
CSA        Coast Savings Financial             49.625        923.81     19.09        54.53      206.26       208.950      10.15
CSBF       CSB Financial Group Inc.            11.875         11.18     49.48        69.85       91.42        96.780      22.90
CTZN       CitFed Bancorp Inc.                 46.5          401.69     15.5         24.73      203.68       226.17       12.97
CVAL       Chester Valley Bancorp Inc.         21.000         45.40     14.58        22.58      159.70       159.700      13.36
DCBI       Delphos Citizens Bancorp Inc.       17.000         34.66     17.71           NA      113.86       113.860      32.34
DIBK       Dime Financial Corp.                29.500        152.00      9.58        10.69      218.20       225.540      17.38
DIME       Dime Community Bancorp Inc.         19.313        252.86     22.99        20.55      132.46       153.770      19.23
DME        Dime Bancorp Inc.                   20.125      2,087.34     19.35        19.73      197.11       206.620      10.39
DNFC       D & N Financial Corp.               21.000        172.03     12.50        19.81      193.73       195.900      10.69
DSL        Downey Financial Corp.              23.000        614.87     18.55        27.38      150.72       152.820      10.45
EBSI       Eagle Bancshares                    16.750         94.80     15.51        26.59      134.54       134.540      11.17
EFBC       Empire Federal Bancorp Inc.         15.750         40.83     23.16           NA      100.64       100.640      37.61
EFBI       Enterprise Federal Bancorp          19.500         39.02     17.41         21.2      123.50       123.570      14.76
EGFC       Eagle Financial Corp.               36.000        226.54        NM        73.47      163.49       209.420      11.23
EGLB       Eagle BancGroup Inc.                16.625         20.58     29.69           NA       99.61        99.610      11.81
EIRE       Emerald Isle Bancorp Inc.           25.250         56.76     15.03        16.72      188.57       188.570      13.34
EMLD       Emerald Financial Corp.             13.875         70.27     11.56        17.13      153.65       156.070      11.64
EQSB       Equitable Federal Savings Bank      37.500         22.58      11.3         18.2      145.35       145.350       7.33
ESBK       Elmira Savings Bank (The)           24.250         17.13     16.84        21.27      117.04       122.040       7.52
ESX        Essex Bancorp Inc.                   1.938          2.05        NM           NM      395.51       625.160       1.08
ETFS       East Texas Financial Services       19.125         19.61     23.91        49.04       95.77        95.770       17.4
FAB        FirstFed America Bancorp Inc.       20.250        176.32     25.31           NA      131.92       131.920      17.27
FBBC       First Bell Bancorp Inc.             15.938        103.77     12.85        15.78      147.85       147.850      14.53
FBCI       Fidelity Bancorp Inc.               22.375         62.47     15.12        23.31      122.80       123.070      12.75
FBCV       1ST Bancorp                         35.000         24.43     11.51        29.91      109.38       111.640       9.03
FBER       1st Bergen Bancorp                  18.500         55.51     22.02        44.05      137.34       137.340      19.49
FBHC       Fort Bend Holding Corp.             34.875         28.85     17.79        48.44      150.13       161.160       9.05
FBNW       FirstBank Corp.                     17.375         34.47        NA           NA          NA            NA         NA
FBSI       First Bancshares Inc.               24.250         26.57     16.39        19.56      119.63       119.810      16.20
FCB        Falmouth Co-Operative Bank          17.250         25.09     35.94        33.17      112.01       112.010      26.74
FCBF       FCB Financial Corp.                 26.750        108.96     33.44        29.72      142.29       142.290      20.71
FCME       First Coastal Corp.                 10.750         14.61     10.75         2.38      103.86       103.860       9.59
FDEF       First Defiance Financial            14.750        137.78     23.05        34.30      117.06       117.060      24.95
FED        FirstFed Financial Corp.            34.875        369.00     17.44        31.42      182.21       184.230       8.8
FESX       First Essex Bancorp Inc.            18.000        135.07     13.64        12.41      155.57       179.100      10.85
FFBA       First Colorado Bancorp Inc.         18.813        311.61     16.80        23.23      159.57       161.760      20.63
FFBH       First Federal Bancshares of AR      21.188        103.74     18.27        24.35      129.51       129.510      19.38
FFBI       First Financial Bancorp Inc.        19.000          7.89        NM           NM      107.83       107.830       9.33




                                             Current        LTM
                                            Dividend     Dividend
                                             Yield      Payout Ratio
Ticker              Short Name                 (%)           (%)
-------------------------------------------------------------------
CFFC       Community Financial Corp.          2.575        40.91
CFNC       Carolina Fincorp Inc.              1.362           NA
CFSB       CFSB Bancorp Inc.                  2.264        39.12
CFTP       Community Federal Bancorp          1.739       444.44
CFX        CFX Corp.                          4.241        75.27
CIBI       Community Investors Bancorp        2.065        40.42
CKFB       CKF Bancorp Inc.                   2.632       118.03
CLAS       Classic Bancshares Inc.            1.982        36.36
CMRN       Cameron Financial Corp             1.566        35.44
CMSB       Commonwealth Bancorp Inc.          1.617        36.11
CMSV       Community Savings FA (MHC)         2.748       116.44
CNIT       CENIT Bancorp Inc.                 2.030        42.99
CNSB       CNS Bancorp Inc.                   1.371        55.56
CNY        Carver Bancorp Inc.                1.675           NM
COFI       Charter One Financial              1.768        32.07
CONE       Conestoga Bancorp, Inc.               NA        28.17
COOP       Cooperative Bankshares Inc.        0.000            0
CRZY       Crazy Woman Creek Bancorp          2.759        70.18
CSA        Coast Savings Financial            0.000         0.00
CSBF       CSB Financial Group Inc.           0.000         0.00
CTZN       CitFed Bancorp Inc.                0.774        15.60
CVAL       Chester Valley Bancorp Inc.        1.996        39.76
DCBI       Delphos Citizens Bancorp Inc.      0.000           NA
DIBK       Dime Financial Corp.               1.356        12.68
DIME       Dime Community Bancorp Inc.        0.932         4.79
DME        Dime Bancorp Inc.                  0.795         3.92
DNFC       D & N Financial Corp.              0.952         0.00
DSL        Downey Financial Corp.             1.391        36.74
EBSI       Eagle Bancshares                   3.582        95.24
EFBC       Empire Federal Bancorp Inc.        1.905           NA
EFBI       Enterprise Federal Bancorp         5.128       163.04
EGFC       Eagle Financial Corp.              2.778       187.76
EGLB       Eagle BancGroup Inc.               0.000           NA
EIRE       Emerald Isle Bancorp Inc.          1.109        17.62
EMLD       Emerald Financial Corp.            1.730        29.63
EQSB       Equitable Federal Savings Bank     0.000            0
ESBK       Elmira Savings Bank (The)          2.639        56.14
ESX        Essex Bancorp Inc.                 0.000         0.00
ETFS       East Texas Financial Services      1.046        51.28
FAB        FirstFed America Bancorp Inc.      0.000           NA
FBBC       First Bell Bancorp Inc.            2.510       336.63
FBCI       Fidelity Bancorp Inc.              1.430        29.17
FBCV       1ST Bancorp                        1.143        33.37
FBER       1st Bergen Bancorp                 1.081        28.57
FBHC       Fort Bend Holding Corp.            1.147        38.89
FBNW       FirstBank Corp.                    0.000           NA
FBSI       First Bancshares Inc.              0.825        16.13
FCB        Falmouth Co-Operative Bank         1.159        28.85
FCBF       FCB Financial Corp.                2.991        80.00
FCME       First Coastal Corp.                0.000            0
FDEF       First Defiance Financial           2.169        72.09
FED        FirstFed Financial Corp.           0.000            0
FESX       First Essex Bancorp Inc.           2.667        33.10
FFBA       First Colorado Bancorp Inc.        2.339        46.91
FFBH       First Federal Bancshares of AR     1.133        11.49
FFBI       First Financial Bancorp Inc.       0.000         0.00

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997


                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
FFBS       FFBS BanCorp Inc.                   23.000         35.82     23.00        23.71      135.53       135.530      27.39
FFBZ       First Federal Bancorp Inc.          18.500         29.08     13.21        23.13      209.99       210.230      14.45
FFCH       First Financial Holdings Inc.       34.375        218.51     15.08        23.87      214.44       214.440      13.11
FFDB       FirstFed Bancorp Inc.               17.750         20.43     13.05        20.64      122.58       134.470      11.54
FFDF       FFD Financial Corp.                 14.750         21.46     26.34           NA      101.65       101.650      25.16
FFED       Fidelity Federal Bancorp             9.375         23.32     11.72         62.5      181.33       181.330       9.33
FFES       First Federal of East Hartford      34.281         91.74     16.80        23.01      145.07       145.070       9.33
FFFC       FFVA Financial Corp.                30.000        135.62     17.86        23.81      172.31       176.060      24.27
FFFD       North Central Bancshares Inc.       16.625         54.16     13.85        17.14      112.26       112.260      25.44
FFFG       F.F.O. Financial Group Inc.          6.250         52.79     19.53        23.15      243.19       243.190      16.34
FFFL       Fidelity Bankshares Inc. (MHC)      28.250        191.28     32.10        56.50      228.56       230.240      19.14
FFHC       First Financial Corp.               32.750      1,185.86     15.16        22.43      280.63       288.040      19.99
FFHH       FSF Financial Corp.                 17.750         53.83     15.30        21.91      110.66       110.660      14.23
FFHS       First Franklin Corporation          19.750         23.54     13.72        56.43      115.03       115.770      10.37
FFIC       Flushing Financial Corp.            21.938        175.04     18.91        22.85      131.52       131.520      20.35
FFKY       First Federal Financial Corp.       21.750         90.70     14.31        19.08      175.40       186.380      24.03
FFLC       FFLC Bancorp Inc.                   31.750         73.58     20.35        31.13      140.99       140.990      19.01
FFOH       Fidelity Financial of Ohio          16.000         89.27     17.39        30.77      131.47       148.980      17.01
FFPB       First Palm Beach Bancorp Inc.       35.000        176.08     19.02           NM      160.85       164.860      10.57
FFSL       First Independence Corp.            13.750         13.64     19.10        30.56      118.53       118.530      12.36
FFSX       First Fed SB of Siouxland(MHC)      28.000         79.19     23.33        40.58      203.78       205.580      16.90
FFWC       FFW Corp.                           29.500         20.98     13.41        15.53      122.36       135.760      11.65
FFWD       Wood Bancorp Inc.                   15.750         33.37     14.58        21.28      165.44       165.440      20.36
FFYF       FFY Financial Corp.                 27.000        111.11     13.50        22.69      136.16       136.160      18.67
FGHC       First Georgia Holding Inc.           7.750         23.66     16.15        25.83      184.09       200.780      15.13
FIBC       Financial Bancorp Inc.              23.000         39.61     14.38        25.27      149.84       150.620      14.02
FISB       First Indiana Corporation           23.000        242.91     15.54        20.00      167.03       169.120      15.97
FKFS       First Keystone Financial            28.500         34.99     11.88        19.79      149.29       149.290      10.91
FKKY       Frankfort First Bancorp Inc.        11.000         36.08        NM           NM      158.50       158.500      27.24
FLAG       FLAG Financial Corp.                15.250         31.06     15.25           NM      146.07       146.070      14.00
FLFC       First Liberty Financial Corp.       22.250        171.88     12.36        16.98      180.89       200.630      13.33
FLGS       Flagstar Bancorp Inc.               19.500        266.57        NM           NA      231.04            NA      16.70
FLKY       First Lancaster Bancshares          15.688         15.04     24.51           NA      108.64       108.640      37.18
FMBD       First Mutual Bancorp Inc.           15.500         54.35     29.81       129.17       92.65       122.340      13.01
FMCO       FMS Financial Corporation           27.250         65.06     11.35        17.93      178.81       182.030      11.72
FMSB       First Mutual Savings Bank           21.000         56.74     13.13        14.09      192.48       192.480      13.13
FNGB       First Northern Capital Corp.        13.750        121.47     21.48        20.22      168.92       168.920      19.05
FOBC       Fed One Bancorp                     20.000         47.48     14.71        21.05      115.94       121.580      13.30
FPRY       First Financial Bancorp                 NA            NA        NA           NA          NA            NA         NA
FRC        First Republic Bancorp              24.375        236.27     14.86        16.04      147.19       147.280      10.56
FSBI       Fidelity Bancorp Inc.               22.000         34.10     13.41        20.75      138.98       138.980       9.39
FSFC       First Southeast Financial Corp      15.500         68.02     18.45           NM      198.72       198.720      20.32
FSLA       First Savings Bank (MHC)            32.500        236.07     24.62        41.67      242.72       272.190      22.86
FSNJ       Bayonne Bancshares Inc.             12.500        112.42        NA           NA          NA           NA          NA
FSPG       First Home Bancorp Inc.             20.125         54.51     12.27        12.42      156.61       159.220      10.43
FSPT       FirstSpartan Financial Corp.        35.375        156.72        NA           NA          NA           NA          NA
FSSB       First FS&LA of San Bernardino        9.625          3.16        NM           NM       70.36        73.030       3.05
FSTC       First Citizens Corp.                32.000         58.85      4.88        11.35      177.88       228.730      17.31
FTF        Texarkana First Financial Corp      24.625         44.09     13.10        17.97      163.84       163.840      25.73
FTFC       First Federal Capital Corp.         23.750        217.51     14.14        20.30      214.35       227.930      13.81
FTNB       Fulton Bancorp Inc.                 21.500         36.96     38.39           NA      148.58       148.580      37.17
FTSB       Fort Thomas Financial Corp.         11.750         16.66     12.77        36.72      112.98       112.980      18.12
FWWB       First SB of Washington Bancorp      24.625        258.34     18.66        23.68      157.05       170.060      24.11
GAF        GA Financial Inc.                   18.375        146.72     17.67        22.97      128.95       130.320      19.57
GBCI       Glacier Bancorp Inc.                17.875        121.76     13.14        16.25      220.14       225.980      21.45
GDVS       Greater Delaware Valley (MHC)       24.250         79.36     37.89       105.43      280.67       280.670      32.47


                                                       Current        LTM
                                                      Dividend     Dividend
                                                       Yield      Payout Ratio
Ticker              Short Name                           (%)           (%)
------------------------------------------------------------------------------
FFBS       FFBS BanCorp Inc.                          2.174        51.55
FFBZ       First Federal Bancorp Inc.                 1.297        29.38
FFCH       First Financial Holdings Inc.              2.095        48.61
FFDB       FirstFed Bancorp Inc.                      2.817        61.05
FFDF       FFD Financial Corp.                        2.034           NA
FFED       Fidelity Federal Bancorp                   4.267       466.67
FFES       First Federal of East Hartford             1.750        40.27
FFFC       FFVA Financial Corp.                       1.600        34.92
FFFD       North Central Bancshares Inc.              1.504        25.77
FFFG       F.F.O. Financial Group Inc.                0.000         0.00
FFFL       Fidelity Bankshares Inc. (MHC)             3.186       160.00
FFHC       First Financial Corp.                      1.832        39.04
FFHH       FSF Financial Corp.                        2.817        61.73
FFHS       First Franklin Corporation                 1.620        91.43
FFIC       Flushing Financial Corp.                   1.094        18.75
FFKY       First Federal Financial Corp.              2.575        43.86
FFLC       FFLC Bancorp Inc.                          1.512        43.14
FFOH       Fidelity Financial of Ohio                 1.750        46.15
FFPB       First Palm Beach Bancorp Inc.              1.714           NM
FFSL       First Independence Corp.                   1.818        50.00
FFSX       First Fed SB of Siouxland(MHC)             1.714        67.99
FFWC       FFW Corp.                                  2.441        33.16
FFWD       Wood Bancorp Inc.                          2.540        31.54
FFYF       FFY Financial Corp.                        2.593        56.72
FGHC       First Georgia Holding Inc.                 0.688        17.77
FIBC       Financial Bancorp Inc.                     1.739        38.46
FISB       First Indiana Corporation                  2.087        40.35
FKFS       First Keystone Financial                   0.702        10.42
FKKY       Frankfort First Bancorp Inc.               3.273           NM
FLAG       FLAG Financial Corp.                       2.230           NM
FLFC       First Liberty Financial Corp.              1.798        29.52
FLGS       Flagstar Bancorp Inc.                      0.000           NA
FLKY       First Lancaster Bancshares                 3.187           NA
FMBD       First Mutual Bancorp Inc.                  2.065       266.67
FMCO       FMS Financial Corporation                  1.028        13.16
FMSB       First Mutual Savings Bank                  0.952        12.52
FNGB       First Northern Capital Corp.               2.327        79.41
FOBC       Fed One Bancorp                            2.900        61.05
FPRY       First Financial Bancorp                       NA        39.66
FRC        First Republic Bancorp                     0.000            0
FSBI       Fidelity Bancorp Inc.                      1.636        29.92
FSFC       First Southeast Financial Corp             1.548           NM
FSLA       First Savings Bank (MHC)                   1.477        51.51
FSNJ       Bayonne Bancshares Inc.                    1.363           NA
FSPG       First Home Bancorp Inc.                    1.988        24.07
FSPT       FirstSpartan Financial Corp.               0               NA
FSSB       First FS&LA of San Bernardino              0.000         0.00
FSTC       First Citizens Corp.                       1.375        15.60
FTF        Texarkana First Financial Corp             2.274       253.83
FTFC       First Federal Capital Corp.                2.021        37.62
FTNB       Fulton Bancorp Inc.                        0.930           NA
FTSB       Fort Thomas Financial Corp.                2.128           NM
FWWB       First SB of Washington Bancorp             1.137        23.08
GAF        GA Financial Inc.                          2.612        38.75
GBCI       Glacier Bancorp Inc.                       2.685        40.01
GDVS       Greater Delaware Valley (MHC)              1.485       156.52

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997

                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
GDW        Golden West Financial               87.375      4,957.53     14.18        13.18      199.03       199.030      12.68
GFCO       Glenway Financial Corp.             27.750         31.63     13.34        26.18      116.16       117.730      11.02
GFED       Guaranty Federal SB (MHC)           20.125         62.89     31.45        54.39      228.69       228.690      31.51
GFSB       GFS Bancorp Inc.                    14.250         14.08     11.88        16.76      133.68       133.680      15.30
GOSB       GSB Financial Corp.                 14.500         32.60        NA           NA          NA           NA          NA
GPT        GreenPoint Financial Corp.          63.125      2,734.13     18.35        18.57      184.20       327.580      21.38
GRTR       Greater New York Savings Bank       23.125        317.21     28.91        27.53      196.98       196.980      12.3
GSB        Golden State Bancorp Inc.           30.688      1,545.10     21.92        49.50      196.34       220.940       9.53
GSBC       Great Southern Bancorp Inc.         17.625        142.85     11.91        16.02      236.58       236.580      20.18
GSFC       Green Street Financial Corp.        18.625         80.05     27.39        31.57      126.44       126.440      45.85
GSLA       GS Financial Corp.                  16.000         55.02        NA           NA       97.80        97.800      44.64
GTFN       Great Financial Corporation         35.625        491.78     15.63        22.84      174.63       182.320      16.13
GTPS       Great American Bancorp              17.750         31.24     40.34        93.42       96.68        96.680      22.81
GUPB       GFSB Bancorp Inc.                   18.750         15.08     22.32        27.99      111.08       111.080      18.11
GWBC       Gateway Bancorp Inc.                17.938         19.30     32.03        35.17      111.76       111.760      30.23
HALL       Hallmark Capital Corp.              22.000         31.74     10.78        16.54      107.00       107.000       7.75
HARB       Harbor Florida Bancorp (MHC)        58.219        289.36     21.40        28.54      308.85       319.360      25.91
HARL       Harleysville Savings Bank           25.750         42.55     12.15        18.13      193.46       193.460      12.64
HARS       Harris Savings Bank (MHC)           44.375        498.01     24.65        55.47      304.15       347.770      24.36
HAVN       Haven Bancorp Inc.                  39.125        171.50     19.56        19.37      161.67       162.280       9.61
HBBI       Home Building Bancorp               20.500          6.39     17.08        60.29      101.69       101.690      14.18
HBEI       Home Bancorp of Elgin Inc.          18.000        123.40     40.91           NA      131.10       131.100      35.00
HBFW       Home Bancorp                        22.500         56.81     18.15        29.61      127.70       127.700      16.96
HBNK       Highland Federal Bank FSB           30.250         69.58     13.04        32.18      184.56       184.560      13.80
HBS        Haywood Bancshares Inc.             19.000         23.76     14.39        21.35      113.37       117.570      15.79
HCBB       HCB Bancshares Inc.                 13.750         36.37        NA           NA          NA           NA          NA
HCFC       Home City Financial Corp.           15.500         14.76     19.38           NA       96.57        96.570      21.63
HEMT       HF Bancorp Inc.                     15.125         95.01        NM           NM      117.25            NA       9.65
HFFB       Harrodsburg First Fin Bancorp       15.250         30.88     19.06        25.85       97.26        97.260      28.34
HFFC       HF Financial Corp.                  24.250         72.25     12.63        20.38      136.39       136.390      12.86
HFGI       Harrington Financial Group          12.500         40.71     22.32        20.49      162.97       162.970       9.11
HFNC       HFNC Financial Corp.                16.375        281.53     31.49        35.60      174.76       174.760      31.44
HFSA       Hardin Bancorp Inc.                 16.875         14.50     15.07        28.13      107.62       107.620      13.42
HHFC       Harvest Home Financial Corp.        12.000         10.98     15.79        46.15      106.1        106.100      12.53
HIFS       Hingham Instit. for Savings         24.750         32.26     12.13        13.31      158.45       158.450      14.83
HMCI       HomeCorp Inc.                       16.750         28.36     16.11        72.83      130.76       130.760       8.55
HMLK       Hemlock Federal Financial Corp      15.313         31.79        NA           NA      105.10       105.100      19.28
HMNF       HMN Financial Inc.                  24.625        103.72     18.11        24.63      126.80       126.800      18.30
HOMF       Home Federal Bancorp                31.000        105.29     13.14        15.82      181.82       187.650      15.42
HPBC       Home Port Bancorp Inc.              22.875         42.13     12.71        13.22      200.83       200.830      21.20
HRBF       Harbor Federal Bancorp Inc.         19.750         33.45     19.75        32.92      119.84       119.840      15.46
HRZB       Horizon Financial Corp.             15.500        114.96     14.35        14.49      142.07       142.070      22.17
HTHR       Hawthorne Financial Corp.           17.375         52.72      7.90           NM      132.94       132.940       6.11
HVFD       Haverfield Corp.                    27.938         53.58     14.86        27.39      180.13       180.130      15.39
HWEN       Home Financial Bancorp              16.438          7.72     20.55           NA      107.23       107.230      18.16
HZFS       Horizon Financial Svcs Corp.        18.875          8.03     20.52        27.76       95.47        95.470       9.34
IBSF       IBS Financial Corp.                 17.250        190.00     28.75        50.74      148.84       148.840      25.90
IFSB       Independence Federal Svgs Bank      14.000         17.94      6.86        21.21      100.79       114.010       6.94
INBI       Industrial Bancorp                  15.250         80.47     14.66        32.45      131.13       131.130      23.22
INCB       Indiana Community Bank SB           15.750         14.52     26.25       105.00      128.36       128.360      15.90
IPSW       Ipswich Savings Bank                13.250         31.48      7.53         8.23      145.44       145.440       8.31
ISBF       ISB Financial Corporation           25.500        175.97     23.61        31.10      144.80       170.230      18.58
ITLA       ITLA Capital Corp.                  18.250        143.18     12.01        12.85      153.10       153.750      16.82
IWBK       InterWest Bancorp Inc.              39.500        317.42     15.67        21.94      255.50       261.070      17.32
JOAC       Joachim Bancorp Inc.                14.625         10.57     33.24        66.48      107.38       107.380      30.24
JSB        JSB Financial Inc.                  47.313        467.17     17.14        17.72      133.13       133.130      30.42


                                                       Current        LTM
                                                      Dividend     Dividend
                                                       Yield      Payout Ratio
Ticker              Short Name                           (%)           (%)
------------------------------------------------------------------------------
GDW        Golden West Financial                       0.504         6.41
GFCO       Glenway Financial Corp.                     2.883        63.39
GFED       Guaranty Federal SB (MHC)                   2.186       102.7
GFSB       GFS Bancorp Inc.                            1.825        25.29
GOSB       GSB Financial Corp.                         0.000           NA
GPT        GreenPoint Financial Corp.                  1.584        26.47
GRTR       Greater New York Savings Bank               0.865        17.86
GSB        Golden State Bancorp Inc.                   0.000         0.00
GSBC       Great Southern Bancorp Inc.                 2.270        35.23
GSFC       Green Street Financial Corp.                2.362        94.92
GSLA       GS Financial Corp.                          1.750           NA
GTFN       Great Financial Corporation                 1.684        32.69
GTPS       Great American Bancorp                      2.254       210.53
GUPB       GFSB Bancorp Inc.                           2.133       111.94
GWBC       Gateway Bancorp Inc.                        2.230        78.43
HALL       Hallmark Capital Corp.                      0.000         0.00
HARB       Harbor Florida Bancorp (MHC)                2.405        63.73
HARL       Harleysville Savings Bank                   1.553        25.92
HARS       Harris Savings Bank (MHC)                   1.307        72.5
HAVN       Haven Bancorp Inc.                          1.534        29.70
HBBI       Home Building Bancorp                       1.463        88.24
HBEI       Home Bancorp of Elgin Inc.                  2.222           NA
HBFW       Home Bancorp                                0.889        26.32
HBNK       Highland Federal Bank FSB                   0.000         0.00
HBS        Haywood Bancshares Inc.                     2.947        61.80
HCBB       HCB Bancshares Inc.                         0.000           NA
HCFC       Home City Financial Corp.                   2.065           NA
HEMT       HF Bancorp Inc.                             0.000         0.00
HFFB       Harrodsburg First Fin Bancorp               2.623        93.22
HFFC       HF Financial Corp.                          1.732        30.25
HFGI       Harrington Financial Group                  0.960         4.92
HFNC       HFNC Financial Corp.                        1.710           NM
HFSA       Hardin Bancorp Inc.                         2.844        70.00
HHFC       Harvest Home Financial Corp.                3.333           NM
HIFS       Hingham Instit. for Savings                 1.939        26.88
HMCI       HomeCorp Inc.                               0.000         0.00
HMLK       Hemlock Federal Financial Corp              1.567           NA
HMNF       HMN Financial Inc.                          0.000         0.00
HOMF       Home Federal Bancorp                        1.613        20.83
HPBC       Home Port Bancorp Inc.                      3.497        46.24
HRBF       Harbor Federal Bancorp Inc.                 2.025        66.67
HRZB       Horizon Financial Corp.                     2.581        62.18
HTHR       Hawthorne Financial Corp.                   0.000         0.00
HVFD       Haverfield Corp.                            2.004        53.92
HWEN       Home Financial Bancorp                      1.217           NA
HZFS       Horizon Financial Svcs Corp.                1.695        47.06
IBSF       IBS Financial Corp.                         2.319       143.76
IFSB       Independence Federal Svgs Bank              1.571        33.33
INBI       Industrial Bancorp                          3.148        68.09
INCB       Indiana Community Bank SB                   2.286           NM
IPSW       Ipswich Savings Bank                        0.906        13.04
ISBF       ISB Financial Corporation                   1.569        45.12
ITLA       ITLA Capital Corp.                          0.000            0
IWBK       InterWest Bancorp Inc.                      1.519        31.11
JOAC       Joachim Bancorp Inc.                        3.419       227.27
JSB        JSB Financial Inc.                          2.959        48.69

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997


                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
JSBA       Jefferson Savings Bancorp           35.375        177.06     15.79        37.63      147.64       190.290      13.70
JXSB       Jacksonville Savings Bk (MHC)       22.500         28.63     31.25        66.18      167.66       167.660      17.59
JXVL       Jacksonville Bancorp Inc.           16.875         41.61     10.29        21.92      124.54       124.540      18.58
KFBI       Klamath First Bancorp               19.875        199.12     22.59        34.27      127.65       127.650      27.35
KNK        Kankakee Bancorp Inc.               30.125         42.93     15.06        19.69      113.29       120.550      12.57
KSAV       KS Bancorp Inc.                     18.500         16.38     12.17        17.96      114.13       114.200      15.43
KSBK       KSB Bancorp Inc.                    12.500         15.48     10.42        10.87      147.75       156.250      10.61
KYF        Kentucky First Bancorp Inc.         12.750         16.82     15.94        21.25      114.25       114.250      18.91
LARK       Landmark Bancshares Inc.            27.250         46.62     19.46        25.71      148.18       148.180      20.44
LARL       Laurel Capital Group Inc.           23.500         33.91     11.99        15.88      159.43       159.430      16.00
LFBI       Little Falls Bancorp Inc.           16.875         44.01     23.44        54.44      116.30       125.930      15.44
LFCO       Life Financial Corp.                18.000        110.01      9.57           NA      263.54       263.540      56.34
LFED       Leeds Federal Savings Bk (MHC)      30.250        104.51     30.25        47.27      228.99       228.990      37.07
LIFB       Life Bancorp Inc.                   24.563        241.87     18.61        23.39      154.10       158.680      16.25
LISB       Long Island Bancorp Inc.            44.250      1,060.60     20.87        30.31      199.59       201.590      17.95
LOGN       Logansport Financial Corp.          15.250         19.22     15.89        20.89      120.46       120.460      23.12
LONF       London Financial Corporation        15.000          7.65     22.06        28.85      102.74       102.740      20.21
LSBI       LSB Financial Corp.                 22.250         20.39     13.57        13.91      112.37       112.370      10.68
LSBX       Lawrence Savings Bank               11.938         51.14      9.33         8.78      160.24       160.240      13.93
LVSB       Lakeview Financial                  35.250         79.93     16.32        14.04      177.05       221.420      16.85
LXMO       Lexington B&L Financial Corp.       16.000         18.22     18.18        28.07      108.62       108.620      30.75
MAFB       MAF Bancorp Inc.                    31.750        488.94     12.40        18.25      189.10       216.430      14.71
MARN       Marion Capital Holdings             23.500         41.55     14.69        18.08      106.38       106.380      23.97
MASB       MASSBANK Corp.                      52.500        141.00     14.75        14.75      146.16       146.160      15.55
MBB        MSB Bancorp Inc.                    23.688         67.37     21.15        60.74      112.00       228.210       8.28
MBBC       Monterey Bay Bancorp Inc.           16.625         53.91     34.64        55.42      107.54       116.670      13.06
MBLF       MBLA Financial Corp.                23.250         30.19     18.16        22.36      105.78       105.780      12.86
MBSP       Mitchell Bancorp Inc.               17.125         15.94     28.54           NA      111.27       111.270      48.25
MCBN       Mid-Coast Bancorp Inc.              25.000          5.81     12.76        23.15      113.12       113.120       9.73
MCBS       Mid Continent Bancshares Inc.       37.750         73.92     16.00        20.08      189.41       189.410      18.09
MDBK       Medford Savings Bank                32.250        146.45     12.40        13.72      151.84       162.960      13.65
MECH       Mechanics Savings Bank              24.125        127.62      4.40         8.55      151.44       151.440      15.50
MERI       Meritrust Federal SB                43.875         33.97     12.32        23.09      181.23       181.230      14.87
METF       Metropolitan Financial Corp.        18.125         63.90     12.25        26.27      196.58       217.330       7.78
MFBC       MFB Corp.                           23.000         38.87     19.17        30.26      114.71       114.710      15.66
MFCX       Marshalltown Financial Corp.        16.750         23.64     29.91        57.76      117.79       117.790      18.54
MFFC       Milton Federal Financial Corp.      14.125         32.56     22.07        33.63      115.21       115.210      16.32
MFLR       Mayflower Co-operative Bank         19.750         17.59     13.34        14.21      144.48       146.950      13.99
MFSL       Maryland Federal Bancorp            45.500        146.06     15.80        21.06      150.56       152.480      12.62
MGNL       Magna Bancorp Inc.                  27.000        371.37     16.46        20.15      268.39       275.790      27.44
MIFC       Mid-Iowa Financial Corp.             9.625         16.14      8.30        13.75      137.50       137.700      12.85
MIVI       Mississippi View Holding Co.        15.875         13.00     15.26        26.46       98.66        98.660      18.63
MLBC       ML Bancorp Inc.                     20.625        217.93     15.63        16.37      150.77       153.460      10.52
MONT       Montgomery Financial Corp.          12.000         19.84        NA           NA          NA           NA          NA
MRKF       Market Financial Corp.              14.188         18.95     27.28           NA       95.67        95.670      33.49
MSBF       MSB Financial Inc.                  13.500         16.86     14.06        20.15      132.74       132.740      22.57
MSBK       Mutual Savings Bank FSB             13.000         55.56    108.33        72.22      135.84       135.840       8.25
MWBI       Midwest Bancshares Inc.             36.000         12.25     11.54        21.30      123.88       123.880       8.56
MWBX       MetroWest Bank                       6.688         93.32     11.94        13.11      221.46       221.460      16.47
MWFD       Midwest Federal Financial           21.250         34.59     12.07        16.35      189.56       196.580      16.70
NASB       North American Savings Bank         52.000        116.29     10.48        12.84      204.97       212.070      15.74
NBN        Northeast Bancorp                   16.938         21.89     14.60        23.53      125.56       145.270       8.72
NBSI       North Bancshares Inc.               22.500         22.11     31.25        39.47      132.67       132.670      18.75
NEIB       Northeast Indiana Bancorp           17.000         29.97     13.28        17         111.92       111.920      17
NHTB       New Hampshire Thrift Bncshrs        19.625         40.51     14.43        37.74      166.60       195.660      12.75
NMSB       NewMil Bancorp Inc.                 13.000         49.84     20.31        21.31      157.19       157.190      15.43

                                                       Current       LTM
                                                       Dividend    Dividend
                                                        Yield     Payout Ratio
Ticker              Short Name                           (%)         (%)
------------------------------------------------------------------------------
JSBA       Jefferson Savings Bancorp                   1.131        38.30
JXSB       Jacksonville Savings Bk (MHC)               1.778       117.65
JXVL       Jacksonville Bancorp Inc.                   2.963        64.94
KFBI       Klamath First Bancorp                       1.509        50.00
KNK        Kankakee Bancorp Inc.                       1.593        28.76
KSAV       KS Bancorp Inc.                             3.243        87.38
KSBK       KSB Bancorp Inc.                            0.640         9.27
KYF        Kentucky First Bancorp Inc.                 3.922       583.33
LARK       Landmark Bancshares Inc.                    1.468        37.74
LARL       Laurel Capital Group Inc.                   2.213        29.73
LFBI       Little Falls Bancorp Inc.                   1.185        25.81
LFCO       Life Financial Corp.                        0.000           NA
LFED       Leeds Federal Savings Bk (MHC)              2.512       107.81
LIFB       Life Bancorp Inc.                           1.954        42.86
LISB       Long Island Bancorp Inc.                    1.356        37.67
LOGN       Logansport Financial Corp.                  2.623       465.75
LONF       London Financial Corporation                1.600        46.15
LSBI       LSB Financial Corp.                         1.528        19.35
LSBX       Lawrence Savings Bank                       0.000         0.00
LVSB       Lakeview Financial                          0.709         9.51
LXMO       Lexington B&L Financial Corp.               1.875        26.32
MAFB       MAF Bancorp Inc.                            0.882        14.37
MARN       Marion Capital Holdings                     3.745        63.08
MASB       MASSBANK Corp.                              2.438        28.65
MBB        MSB Bancorp Inc.                            2.533       153.85
MBBC       Monterey Bay Bancorp Inc.                   0.722        33.33
MBLF       MBLA Financial Corp.                        1.720        38.46
MBSP       Mitchell Bancorp Inc.                       2.336           NA
MCBN       Mid-Coast Bancorp Inc.                      2.080        48.15
MCBS       Mid Continent Bancshares Inc.               1.060        21.28
MDBK       Medford Savings Bank                        2.233        36.17
MECH       Mechanics Savings Bank                      0.000         0.00
MERI       Meritrust Federal SB                        1.595        35.53
METF       Metropolitan Financial Corp.                0.000         0.00
MFBC       MFB Corp.                                   1.391        39.47
MFCX       Marshalltown Financial Corp.                0.000         0.00
MFFC       Milton Federal Financial Corp.              4.248       730.95
MFLR       Mayflower Co-operative Bank                 3.443        38.85
MFSL       Maryland Federal Bancorp                    1.758        33.43
MGNL       Magna Bancorp Inc.                          2.222        44.78
MIFC       Mid-Iowa Financial Corp.                    0.831        11.43
MIVI       Mississippi View Holding Co.                1.008        26.67
MLBC       ML Bancorp Inc.                             1.939        30.56
MONT       Montgomery Financial Corp.                  0.000           NA
MRKF       Market Financial Corp.                      1.973           NA
MSBF       MSB Financial Inc.                          2.074        38.43
MSBK       Mutual Savings Bank FSB                     0.000         0.00
MWBI       Midwest Bancshares Inc.                     1.667        34.32
MWBX       MetroWest Bank                              1.794        31.37
MWFD       Midwest Federal Financial                   1.600        24.62
NASB       North American Savings Bank                 1.538        17.60
NBN        Northeast Bancorp                           1.889        44.44
NBSI       North Bancshares Inc.                       2.133        77.19
NEIB       Northeast Indiana Bancorp                   1.882        31.5
NHTB       New Hampshire Thrift Bncshrs                2.548        96.15
NMSB       NewMil Bancorp Inc.                         1.846        37.70

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997


                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------

NSLB       NS&L Bancorp Inc.                   18.750         13.27     24.67        42.61      113.57       113.570      22.22
NSSB       Norwich Financial Corp.             27.875        150.89     19.91        20.20      189.63       210.060      21.17
NSSY       Norwalk Savings Society             36.500         87.97     19.01        15.73      169.45       175.140      13.25
NTMG       Nutmeg Federal S&LA                 11.000          8.12     22.92        50.00      142.49       142.490       7.93
NWEQ       Northwest Equity Corp.              16.125         13.52     12.22        17.53      113.32       113.320      13.96
NWSB       Northwest Savings Bank (MHC)        25.500        596.09     28.98        43.22      300.35       319.150      28.50
NYB        New York Bancorp Inc.               31.125        672.03     13.42        16.73      402.65       402.650      20.47
OCFC       Ocean Financial Corp.               34.250        280.02     19.46           NA      125.23       125.230      20.35
OCN        Ocwen Financial Corp.               43.625      1,169.13     15.81        16.65      479.40       502.010      41.95
OFCP       Ottawa Financial Corp.              25.750        126.51     16.51        31.79      168.19       209.520      14.68
OHSL       OHSL Financial Corp.                24.125         28.85     14.36        22.55      113.74       113.740      12.54
PALM       Palfed Inc.                         17.875         94.45     16.55       162.50      172.37       172.370      14.21
PAMM       PacificAmerica Money Center         22.750         86.44      3.35         5.85      147.25       147.250      31.75
PBCI       Pamrapo Bancorp Inc.                21.500         61.12     12.22        19.72      129.36       130.380      16.48
PBCT       People's Bank (MHC)                 29.375      1,793.44     20.40        21.29      268.76       269.000      22.79
PBHC       Oswego City Savings Bk (MHC)        19.500         37.37     14.34        23.78      166.95       200.620      19.58
PBKB       People's Bancshares Inc.            16.750         54.40     11.96        13.19      179.91       186.940      10.28
PCBC       Perry County Financial Corp.        21.250         17.59     17.71        22.14      112.97       112.970      21.69
PCCI       Pacific Crest Capital               15.250         44.81     12.71        14.12      170.39       170.390      12.07
PDB        Piedmont Bancorp Inc.               10.625         29.23     20.43           NM      143.19       143.190      23.81
PEEK       Peekskill Financial Corp.           16.375         52.29     24.08        29.24      111.32       111.320      28.64
PERM       Permanent Bancorp Inc.              23.750         49.89     18.55        35.45      120.31       122.110      11.02
PERT       Perpetual Bank (MHC)                53.000         79.74     30.11        44.92      263.16       263.160      31.12
PETE       Primary Bank                        26.875         56.13        NM        22.40      187.54       187.810      13.00
PFDC       Peoples Bancorp                     25.500         57.99     13.28        18.48      132.61       132.610      20.16
PFED       Park Bancorp Inc.                   17.000         41.33     21.25           NA      104.49       104.490      23.54
PFFB       PFF Bancorp Inc.                    19.750        353.59     23.51        85.87      136.11       137.530      14.05
PFFC       Peoples Financial Corp.             16.875         24.73     30.13           NA      106.94       106.940      29.09
PFNC       Progress Financial Corp.            14.375         57.57     16.34        28.19      246.57       279.130      13.10
PFSB       PennFed Financial Services Inc      30.000        144.66     13.64        20.83      137.43       164.290      10.94
PFSL       Pocahontas FS&LA (MHC)              28.500         46.52     18.75        20.96      193.09       193.090      12.29
PHBK       Peoples Heritage Finl Group         39.500      1,084.56     15.43        16.26      250.48       297.220      19.34
PHFC       Pittsburgh Home Financial Corp      18.938         37.30     15.78        26.30      133.27       134.790      14.55
PHSB       Peoples Home Savings Bk (MHC)       16.375         39.30        NA           NA          NA           NA          NA
PKPS       Poughkeepsie Financial Corp.         7.875         99.18     21.88        35.80      134.62       134.620      11.27
PLSK       Pulaski Savings Bank (MHC)          17.375         35.97        NA           NA      170.34       170.340      20.28
PMFI       Perpetual Midwest Financial         20.875         39.30     20.07        86.98      115.97       115.970       9.89
PRBC       Prestige Bancorp Inc.               17.000         15.55     15.74        33.33      102.97       102.970      11.46
PROV       Provident Financial Holdings        19.938         98.10     20.77        48.63      114.78       114.780      15.94
PSBK       Progressive Bank Inc.               32.750        125.14     14.12        14.36      166.50       186.400      14.24
PSFC       Peoples-Sidney Financial Corp.      16.250         29.01        NA           NA          NA           NA          NA
PSFI       PS Financial Inc.                   15.500         33.82     18.45           NA      105.73       105.730      40.92
PTRS       Potters Financial Corp.             24.750         12.16      9.98        21.52      112.65       112.650       9.94
PULB       Pulaski Bank, Svgs Bank (MHC)       26.375         55.23     25.36        45.47      234.86       234.860      30.64
PULS       Pulse Bancorp                       21.500         66.23     11.44        18.38      157.74       157.740      12.69
PVFC       PVF Capital Corp.                   20.500         52.39     11.39        14.64      209.4        209.400      14.71
PVSA       Parkvale Financial Corporation      30.250        122.67     12.20        18.22      163.16       164.400      12.38
PWBC       PennFirst Bancorp Inc.              15.625         82.90     14.47        21.70      125.60       134.350      10.15
PWBK       Pennwood Bancorp Inc.               16.750          9.71     24.63           NA      111.30       111.300      19.42
QCBC       Quaker City Bancorp Inc.            20.750         97.59     16.21        34.02      138.89       138.980      12.18
QCFB       QCF Bancorp Inc.                    25.000         35.66     13.89        17.12      131.72       131.720      23.83
QCSB       Queens County Bancorp Inc.          54.125        549.64     25.06        26.15      272.95       272.950      37.56
RARB       Raritan Bancorp Inc.                24.000         57.88     15.38        17.02      192.31       195.440      15.26
RCSB       RCSB Financial Inc.                 51.500        756.70     23.41        20.68      240.43       246.410      18.31
REDF       RedFed Bancorp Inc.                 17.375        124.65     13.16       157.95      161.63       162.230      13.66
RELI       Reliance Bancshares Inc.             8.500         21.49    106.25        34.00       93.61        93.610      45.72


                                                 Current        LTM
                                                Dividend     Dividend
                                                 Yield      Payout Ratio
Ticker              Short Name                     (%)           (%)
------------------------------------------------------------------------
NSLB       NS&L Bancorp Inc.                       2.667       113.64
NSSB       Norwich Financial Corp.                 2.009        43.48
NSSY       Norwalk Savings Society                 1.096        10.78
NTMG       Nutmeg Federal S&LA                     0.000        34.09
NWEQ       Northwest Equity Corp.                  3.225        46.74
NWSB       Northwest Savings Bank (MHC)            1.255        54.24
NYB        New York Bancorp Inc.                   1.928        25.54
OCFC       Ocean Financial Corp.                   2.336           NA
OCN        Ocwen Financial Corp.                   0.000         0.00
OFCP       Ottawa Financial Corp.                  1.553        45.68
OHSL       OHSL Financial Corp.                    3.648        76.64
PALM       Palfed Inc.                             0.671        90.91
PAMM       PacificAmerica Money Center             0.000         0.00
PBCI       Pamrapo Bancorp Inc.                    4.651        87.16
PBCT       People's Bank (MHC)                     2.315        43.00
PBHC       Oswego City Savings Bk (MHC)            1.436        26.83
PBKB       People's Bancshares Inc.                2.627        27.56
PCBC       Perry County Financial Corp.            1.882        41.67
PCCI       Pacific Crest Capital                   0.000            0
PDB        Piedmont Bancorp Inc.                   3.765           NM
PEEK       Peekskill Financial Corp.               2.198        64.29
PERM       Permanent Bancorp Inc.                  1.684        44.78
PERT       Perpetual Bank (MHC)                    2.642       135.59
PETE       Primary Bank                            0.000         0.00
PFDC       Peoples Bancorp                         2.353        43.48
PFED       Park Bancorp Inc.                       0.000           NA
PFFB       PFF Bancorp Inc.                        0.000         0.00
PFFC       Peoples Financial Corp.                 2.963           NA
PFNC       Progress Financial Corp.                0.796        15.69
PFSB       PennFed Financial Services Inc          0.933        14.58
PFSL       Pocahontas FS&LA (MHC)                  3.158        63.97
PHBK       Peoples Heritage Finl Group             1.924        28.81
PHFC       Pittsburgh Home Financial Corp          1.267        38.89
PHSB       Peoples Home Savings Bk (MHC)           0.000           NA
PKPS       Poughkeepsie Financial Corp.            1.270        45.45
PLSK       Pulaski Savings Bank (MHC)              1.727           NA
PMFI       Perpetual Midwest Financial             1.437       125.00
PRBC       Prestige Bancorp Inc.                   0.706        11.76
PROV       Provident Financial Holdings            0.000         0.00
PSBK       Progressive Bank Inc.                   2.076        26.61
PSFC       Peoples-Sidney Financial Corp.          1.231           NA
PSFI       PS Financial Inc.                       2.065           NA
PTRS       Potters Financial Corp.                 1.455        25.22
PULB       Pulaski Bank, Svgs Bank (MHC)           3.791       172.41
PULS       Pulse Bancorp                           3.256        59.83
PVFC       PVF Capital Corp.                       0.000         0
PVSA       Parkvale Financial Corporation          1.719        31.33
PWBC       PennFirst Bancorp Inc.                  2.094        47.72
PWBK       Pennwood Bancorp Inc.                   1.910           NA
QCBC       Quaker City Bancorp Inc.                0.000         0
QCFB       QCF Bancorp Inc.                        0.000         0.00
QCSB       Queens County Bancorp Inc.              1.848        33.82
RARB       Raritan Bancorp Inc.                    2.000        30.74
RCSB       RCSB Financial Inc.                     1.165        22.89
REDF       RedFed Bancorp Inc.                     0.000         0.00
RELI       Reliance Bancshares Inc.                0.000           NM

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997


                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
RELY       Reliance Bancorp Inc.               32.000        280.84     16.67        26.45      172.60       239.520      14.21
RIVR       River Valley Bancorp                16.500         19.64     13.75           NA      112.86       114.580      13.98
ROSE       TR Financial Corp.                  27.000        475.30     14.06        14.75      200.74       200.740      13.32
RSLN       Roslyn Bancorp Inc.                 22.750        992.87     21.88           NA      156.04       156.790      31.43
RVSB       Riverview Savings Bank (MHC)        27.750         67.11     22.38        31.53      260.07       284.910      29.22
SBFL       SB of the Finger Lakes (MHC)        25.000         44.63     52.08       166.67      214.96       214.960      20.59
SBOS       Boston Bancorp (The)                    NA            NA        NA           NA          NA           NA          NA
SCBS       Southern Community Bancshares       15.875         18.06     18.90           NA      120.36       120.360      25.66
SCCB       S. Carolina Community Bancshrs      23.500         16.55     32.64        43.52      137.35       137.350      35.66
SECP       Security Capital Corp.             105.750        973.78     17.06        22.12      173.90       173.900      26.51
SFED       SFS Bancorp Inc.                    19.750         24.31     21.47        30.86      113.25       113.250      14.12
SFFC       StateFed Financial Corporation      22.000         17.24     12.79        18.33      113.17       113.170      20.12
SFIN       Statewide Financial Corp.           19.688         92.74     14.92        23.72      141.64       141.950      13.78
SFNB       Security First Network Bank         12.000        103.44        NM           NM      397.35       404.040     131.58
SFSB       SuburbFed Financial Corp.           27.500         34.71     13.22        23.71      125.46       125.920       8.13
SFSL       Security First Corp.                17.750        134.58     17.07        21.91      218.60       222.150      20.58
SGVB       SGV Bancorp Inc.                    15.250         35.72     17.33        47.66      119.42       121.420       8.73
SHEN       First Shenango Bancorp Inc.         27.875         57.76     12.02        16.79      128.16       128.160      14.04
SISB       SIS Bancorp Inc.                    31            172.88     14.62         9.34      169.31       169.31       12.05
SKAN       Skaneateles Bancorp Inc.            23.250         22.19     12.37        13.21      130.69       134.860       8.95
SKBO       First Carnegie Deposit (MHC)        16.000         36.80        NA           NA       152.09      152.090      25.01
SMBC       Southern Missouri Bancorp Inc.      17.125         28.05     16.47        23.78      108.04       108.040      16.93
SMFC       Sho-Me Financial Corp.              39.000         58.45     13.18        19.12      180.39       180.390      17.78
SOBI       Sobieski Bancorp Inc.               16.250         12.59     29.02        50.78       94.26        94.260      15.40
SOPN       First Savings Bancorp Inc.          20.250         74.50     15.82        20.66      110.90       110.900      25.32
SOSA       Somerset Savings Bank                3.906         65.04      9.77        15.62      199.29       199.290      12.64
SPBC       St. Paul Bancorp Inc.               24.125        819.96     16.75        27.11      206.73       207.260      17.78
SRN        Southern Banc Company Inc.          16.250         19.99     33.85        70.65      112.69       113.880      19.04
SSB        Scotland Bancorp Inc                19.250         36.84     32.08        33.77      143.12       143.120      53.02
SSFC       South Street Financial Corp.        18.500         83.19     25.69           NA      125.94       125.940      34.41
SSM        Stone Street Bancorp Inc.           21.438         40.69     38.28        25.52      132.91       132.910      38.34
STFR       St. Francis Capital Corp.           37.250        197.54     13.50        21.16      154.05       174.310      12.02
STND       Standard Financial Inc.             25.620        415.31     21.35        33.71      149.74       150.000      16.13
STSA       Sterling Financial Corp.            20.250        112.72     16.88        96.43      166.39       190.860       6.68
SVRN       Sovereign Bancorp Inc.              15.594      1,388.65     14.44        23.99      227.65       302.210      10.02
SWBI       Southwest Bancshares                20.250         53.67     13.68        20.05      129.15       129.150      14.20
SWCB       Sandwich Co-operative Bank          36.000         68.95     15.52        15.79      172.83       180.540      13.74
SZB        SouthFirst Bancshares Inc.          16.000         13.56     26.67           NM       99.63        99.630      13.94
TBK        Tolland Bank                        17.875         27.89     14.90        16.71      168.63       173.540      11.71
THR        Three Rivers Financial Corp.        16.125         13.28     17.53        25.60      105.88       106.300      14.57
THRD       TF Financial Corporation            20.500         83.70     16.53        24.4       108.70       123.940      13.06
TPNZ       Tappan Zee Financial Inc.           17.375         26.01     24.13        28.96      123.14       123.140      20.95
TRIC       Tri-County Bancorp Inc.             23.500         14.31     14.69        21.17      104.40       104.400      15.99
TSBS       Peoples Bancorp Inc. (MHC)          30.000        271.11     30.00        34.88      254.45       277.260      42.97
TSH        Teche Holding Co.                   18.375         63.16     16.41        22.14      118.32       118.320      15.55
TWIN       Twin City Bancorp                   20.250         17.28     15.82        29.78      125.23       125.230      16.10
UBMT       United Financial Corp.              24.000         29.36     19.35        25.81      119.40       119.400      27.80
UFRM       United Federal Savings Bank         11.500         35.35     20.54        60.53      171.64       171.640      12.83
USAB       USABancshares, Inc.                  8.250          6.06     14.73        30.56      128.11       130.540      12.54
VABF       Virginia Beach Fed. Financial       14.000         69.67     17.50        53.85      164.71       164.710      11.28
VFFC       Virginia First Financial Corp.      23.938        139.02     15.75        13.30      210.91       218.410      17.00
WAMU       Washington Mutual Inc.              63.938     16,113.22     16.65        55.12      310.38       327.050      16.57
WAYN       Wayne Savings & Loan Co. (MHC)      22.500         50.58     25.57        66.18      215.31       215.310      19.90
WBST       Webster Financial Corp.             56.000        759.43     14.29        28.57      224.81       263.160      11.29
WCBI       Westco Bancorp                      26.500         65.62     15.41        20.87      138.16       138.160      21.06
WCFB       Webster City Federal SB (MHC)       17.750         37.28     27.73        36.22      168.41       168.410      39.37

                                                 Current        LTM
                                                Dividend     Dividend
                                                 Yield      Payout Ratio
Ticker              Short Name                     (%)           (%)
------------------------------------------------------------------------
RELY       Reliance Bancorp Inc.               2.000        49.59
RIVR       River Valley Bancorp                0.970           NA
ROSE       TR Financial Corp.                  2.222        23.50
RSLN       Roslyn Bancorp Inc.                 1.055           NA
RVSB       Riverview Savings Bank (MHC)        0.865        24.38
SBFL       SB of the Finger Lakes (MHC)        1.600       266.67
SBOS       Boston Bancorp (The)                   NA        10.89
SCBS       Southern Community Bancshares       1.890           NA
SCCB       S. Carolina Community Bancshrs      2.553       111.11
SECP       Security Capital Corp.              1.135        20.40
SFED       SFS Bancorp Inc.                    1.418        39.06
SFFC       StateFed Financial Corporation      1.818        33.33
SFIN       Statewide Financial Corp.           2.235        48.19
SFNB       Security First Network Bank         0.000         0.00
SFSB       SuburbFed Financial Corp.           1.164        27.59
SFSL       Security First Corp.                1.803        37.02
SGVB       SGV Bancorp Inc.                    0.000         0.00
SHEN       First Shenango Bancorp Inc.         2.152        30.72
SISB       SIS Bancorp Inc.                    1.806         7.23
SKAN       Skaneateles Bancorp Inc.            1.720        20.45
SKBO       First Carnegie Deposit (MHC)        1.875           NA
SMBC       Southern Missouri Bancorp Inc.      2.920        69.44
SMFC       Sho-Me Financial Corp.              0.000         0.00
SOBI       Sobieski Bancorp Inc.               1.969        43.75
SOPN       First Savings Bancorp Inc.          3.951        75.51
SOSA       Somerset Savings Bank               0.000         0.00
SPBC       St. Paul Bancorp Inc.               1.658        32.36
SRN        Southern Banc Company Inc.          2.154       228.26
SSB        Scotland Bancorp Inc                1.558        52.63
SSFC       South Street Financial Corp.        2.162           NA
SSM        Stone Street Bancorp Inc.           2.099       542.26
STFR       St. Francis Capital Corp.           1.289        26.14
STND       Standard Financial Inc.             1.561        47.37
STSA       Sterling Financial Corp.            0.000         0.00
SVRN       Sovereign Bancorp Inc.              0.513        12.00
SWBI       Southwest Bancshares                3.753        74.26
SWCB       Sandwich Co-operative Bank          3.333        50.44
SZB        SouthFirst Bancshares Inc.          3.125           NM
TBK        Tolland Bank                        1.119         9.11
THR        Three Rivers Financial Corp.        2.481        52.38
THRD       TF Financial Corporation            1.951        42.86
TPNZ       Tappan Zee Financial Inc.           1.612        33.33
TRIC       Tri-County Bancorp Inc.             2.553        49.55
TSBS       Peoples Bancorp Inc. (MHC)          1.167        40.70
TSH        Teche Holding Co.                   2.721        60.24
TWIN       Twin City Bancorp                   3.160        94.12
UBMT       United Financial Corp.              4.083       100.00
UFRM       United Federal Savings Bank         2.087       110.53
USAB       USABancshares, Inc.                 0.000         0.00
VABF       Virginia Beach Fed. Financial       1.429        69.23
VFFC       Virginia First Financial Corp.      0.418         5.56
WAMU       Washington Mutual Inc.              1.689        84.48
WAYN       Wayne Savings & Loan Co. (MHC)      2.756       180.85
WBST       Webster Financial Corp.             1.429        37.76
WCBI       Westco Bancorp                      2.264        44.88
WCFB       Webster City Federal SB (MHC)       4.507       163.27

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997

                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
WEFC       Wells Financial Corp.               16.500         32.33     14.73        22.30      112.78       112.780      16.00
WEHO       Westwood Homestead Fin. Corp.       15.500         43.33     32.29           NA      109.39       109.390      32.18
WES        Westcorp                            21.813        571.39     14.35        19.65      171.62       172.030      15.53
WFI        Winton Financial Corp.              16.250         32.27     10.16        14.13      143.05       146.130      10.17
WFSG       Wilshire Financial Services         21.750        164.65      8.24           NA      238.75       238.750      13.77
WFSL       Washington Federal Inc.             27.750      1,317.25     12.39        14.16      189.29       207.240      22.86
WHGB       WHG Bancshares Corp.                15.750         23.03     23.16        45.00      111.23       111.230      22.97
WOFC       Western Ohio Financial Corp.        24.250         56.72     30.31        42.54      103.72       111.240      14.31
WRNB       Warren Bancorp Inc.                 18.250         69.13     11.13         9.46      185.85       185.850      19.28
WSB        Washington Savings Bank, FSB         7.250         30.79     18.13        25.89      143.56       143.560      11.92
WSFS       WSFS Financial Corporation          15.313        190.21     11.60        11.10      242.29       244.230      12.61
WSTR       WesterFed Financial Corp.           22.500        125.21     14.80        23.44      120.06       150.100      13.10
WVFC       WVS Financial Corp.                 27.875         48.71     13.94        16.49      148.11       148.110      16.53
WWFC       Westwood Financial Corporation      21.250         13.71     14.36        27.24      134.84       151.350      12.31
WYNE       Wayne Bancorp Inc.                  24.750         49.84     22.92        46.70      150.55       150.550      20.10
YFCB       Yonkers Financial Corporation       19.875         60.04     18.40        25.48      140.56       140.560      20.94
YFED       York Financial Corp.                24.125        169.08     15.87        24.37      168.94       168.940      14.55
                        Count                                   404       381          338         395          393         395


                                                 Current        LTM
                                                Dividend     Dividend
                                                 Yield      Payout Ratio
Ticker              Short Name                     (%)           (%)
------------------------------------------------------------------------
WEFC       Wells Financial Corp.                  2.909         0.00
WEHO       Westwood Homestead Fin. Corp.          1.806           NA
WES        Westcorp                               1.834        36.04
WFI        Winton Financial Corp.                 2.831        38.26
WFSG       Wilshire Financial Services            0.000           NA
WFSL       Washington Federal Inc.                3.315        44.76
WHGB       WHG Bancshares Corp.                   1.270        42.86
WOFC       Western Ohio Financial Corp.           4.124       175.44
WRNB       Warren Bancorp Inc.                    2.849        43.01
WSB        Washington Savings Bank, FSB           1.379        35.71
WSFS       WSFS Financial Corporation             0.000         0.00
WSTR       WesterFed Financial Corp.              1.956        44.06
WVFC       WVS Financial Corp.                    2.870       177.51
WWFC       Westwood Financial Corporation         0.941        25.64
WYNE       Wayne Bancorp Inc.                     0.808        18.87
YFCB       Yonkers Financial Corporation          1.208        25.64
YFED       York Financial Corp.                   2.487        59.23
                        Count                      338           294

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997

                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
           New York
AFED       AFSALA Bancorp Inc.                 16.250         23.64     17.66           NA      102.07       102.070      14.85
AHCI       Ambanc Holding Co.                  15.625         65.24     27.90           NM      109.34       109.340      14.15
ALBC       Albion Banc Corp.                   23.250          5.81     29.06        86.11       97.04        97.040       8.47
ALBK       ALBANK Financial Corp.              39.750        510.15     14.61        18.84      153.77       175.960      14.15
ASFC       Astoria Financial Corp.             49.188      1,024.54     17.08        25.75      172.05       204.860      13.46
CATB       Catskill Financial Corp.            16.250         79.60     19.35        19.82      107.76       107.760      26.98
CNY        Carver Bancorp Inc.                 11.938         27.63     21.32           NM       79.96        83.370       6.68
CONE       Conestoga Bancorp, Inc.                 NA            NA        NA           NA          NA           NA          NA
DIME       Dime Community Bancorp Inc.         19.313        252.86     22.99        20.55      132.46       153.770      19.23
DME        Dime Bancorp Inc.                   20.125      2,087.34     19.35        19.73      197.11       206.620      10.39
ESBK       Elmira Savings Bank (The)           24.250         17.13     16.84        21.27      117.04       122.040       7.52
FFIC       Flushing Financial Corp.            21.938        175.04     18.91        22.85      131.52       131.520      20.35
FIBC       Financial Bancorp Inc.              23.000         39.61     14.38        25.27      149.84       150.620      14.02
GOSB       GSB Financial Corp.                 14.500         32.60        NA           NA          NA           NA          NA
GPT        GreenPoint Financial Corp.          63.125      2,734.13     18.35        18.57      184.20       327.580      21.38
GRTR       Greater New York Savings Bank       23.125        317.21     28.91        27.53      196.98       196.980       12.3
HAVN       Haven Bancorp Inc.                  39.125        171.50     19.56        19.37      161.67       162.280       9.61
JSB        JSB Financial Inc.                  47.313        467.17     17.14        17.72      133.13       133.130      30.42
LISB       Long Island Bancorp Inc.            44.250      1,060.60     20.87        30.31      199.59       201.590      17.95
MBB        MSB Bancorp Inc.                    23.688         67.37     21.15        60.74      112.00       228.210       8.28
NYB        New York Bancorp Inc.               31.125        672.03     13.42        16.73      402.65       402.650      20.47
PBHC       Oswego City Savings Bk (MHC)        19.500         37.37     14.34        23.78      166.95       200.620      19.58
PEEK       Peekskill Financial Corp.           16.375         52.29     24.08        29.24      111.32       111.320      28.64
PKPS       Poughkeepsie Financial Corp.         7.875         99.18     21.88        35.8       134.62       134.620      11.27
PSBK       Progressive Bank Inc.               32.750        125.14     14.12        14.36      166.50       186.400      14.24
QCSB       Queens County Bancorp Inc.          54.125        549.64     25.06        26.15      272.95       272.950      37.56
RCSB       RCSB Financial Inc.                 51.500        756.70     23.41        20.68      240.43       246.410      18.31
RELY       Reliance Bancorp Inc.               32.000        280.84     16.67        26.45      172.60       239.520      14.21
ROSE       TR Financial Corp.                  27.000        475.30     14.06        14.75      200.74       200.740      13.32
RSLN       Roslyn Bancorp Inc.                 22.750        992.87     21.88           NA      156.04       156.790      31.43
SBFL       SB of the Finger Lakes (MHC)        25.000         44.63     52.08       166.67      214.96       214.960      20.59
SFED       SFS Bancorp Inc.                    19.750         24.31     21.47        30.86      113.25       113.250      14.12
SKAN       Skaneateles Bancorp Inc.            23.250         22.19     12.37        13.21      130.69       134.860       8.95
TPNZ       Tappan Zee Financial Inc.           17.375         26.01     24.13        28.96      123.14       123.140      20.95
YFCB       Yonkers Financial Corporation       19.875         60.04     18.40        25.48      140.56       140.560      20.94
                        Count                      34            34        33           29          33           33          33








                                             Current        LTM
                                            Dividend     Dividend
                                             Yield      Payout Ratio
Ticker              Short Name                (%)           (%)
-------------------------------------------------------------------
           New York
AFED       AFSALA Bancorp Inc.                0.985           NA
AHCI       Ambanc Holding Co.                 1.280            0
ALBC       Albion Banc Corp.                  1.376       114.81
ALBK       ALBANK Financial Corp.             1.811        27.01
ASFC       Astoria Financial Corp.            1.220        25.13
CATB       Catskill Financial Corp.           1.723        17.07
CNY        Carver Bancorp Inc.                1.675           NM
CONE       Conestoga Bancorp, Inc.               NA        28.17
DIME       Dime Community Bancorp Inc.        0.932         4.79
DME        Dime Bancorp Inc.                  0.795         3.92
ESBK       Elmira Savings Bank (The)          2.639        56.14
FFIC       Flushing Financial Corp.           1.094        18.75
FIBC       Financial Bancorp Inc.             1.739        38.46
GOSB       GSB Financial Corp.                0.000           NA
GPT        GreenPoint Financial Corp.         1.584        26.47
GRTR       Greater New York Savings Bank      0.865        17.86
HAVN       Haven Bancorp Inc.                 1.534        29.7
JSB        JSB Financial Inc.                 2.959        48.69
LISB       Long Island Bancorp Inc.           1.356        37.67
MBB        MSB Bancorp Inc.                   2.533       153.85
NYB        New York Bancorp Inc.              1.928        25.54
PBHC       Oswego City Savings Bk (MHC)       1.436        26.83
PEEK       Peekskill Financial Corp.          2.198        64.29
PKPS       Poughkeepsie Financial Corp.       1.270        45.45
PSBK       Progressive Bank Inc.              2.076        26.61
QCSB       Queens County Bancorp Inc.         1.848        33.82
RCSB       RCSB Financial Inc.                1.165        22.89
RELY       Reliance Bancorp Inc.              2.000        49.59
ROSE       TR Financial Corp.                 2.222         23.5
RSLN       Roslyn Bancorp Inc.                1.055           NA
SBFL       SB of the Finger Lakes (MHC)       1.600       266.67
SFED       SFS Bancorp Inc.                   1.418        39.06
SKAN       Skaneateles Bancorp Inc.           1.720        20.45
TPNZ       Tappan Zee Financial Inc.          1.612        33.33
YFCB       Yonkers Financial Corporation      1.208        25.64
                        Count                    33           30

                 Exhibit 6
             Market Multiples
   Pricing Data as of September 8, 1997

                                                                      --------------------------------------------------------------
                                                                                      Current Price in Relation to
                                             Current      Current     --------------------------------------------------------------
                                              Stock        Market                                            Tangible
                                              Price        Value       Earnings     LTM EPS    Book Value   Book Value    Assets
Ticker              Short Name                 ($)         ($M)          (x)         (x)          (%)         (%)          (%)
------------------------------------------------------------------------------------------------------------------------------------
           Comparable Group
CATB       Catskill Financial Corp.            16.250         79.60     19.35        19.82      107.76       107.760      26.98
CEBK       Central Co-operative Bank           20.750         40.77     16.73        14.21      119.25       133.270      11.84
FBER       1st Bergen Bancorp                  18.500         55.51     22.02        44.05      137.34       137.340      19.49
FIBC       Financial Bancorp Inc.              23.000         39.61     14.38        25.27      149.84       150.620      14.02
FKFS       First Keystone Financial            28.500         34.99     11.88        19.79      149.29       149.290      10.91
FSBI       Fidelity Bancorp Inc.               22.000         34.10     13.41        20.75      138.98       138.980       9.39
LFBI       Little Falls Bancorp Inc.           16.875         44.01     23.44        54.44      116.30       125.930      15.44
LSBX       Lawrence Savings Bank               11.938         51.14      9.33         8.78      160.24       160.240      13.93
PBCI       Pamrapo Bancorp Inc.                21.500         61.12     12.22        19.72      129.36       130.380      16.48
PHFC       Pittsburgh Home Financial Corp      18.938         37.30     15.78         26.3      133.27       134.790      14.55
WVFC       WVS Financial Corp.                 27.875         48.71     13.94        16.49      148.11       148.110      16.53
                                                                 11        11           11          11           11          11

           Comparable Average                                 47.90     15.68        24.51      135.43       137.88       15.41
           Comparable Median                                  44.01     14.38        19.82      137.34       137.34       14.55

           All Public Average                                217.44     18.99        29.59      154.36       160.81       17.84
           All Public Median                                  54.77     16.25        23.05      142.29       145.44       15.50

           New York Average                                  393.46     20.69        31.29      160.15       174.96       17.11
           New York Median                                   112.16     19.35        23.78      149.84       156.79       14.24


                                             Current        LTM
                                            Dividend     Dividend
                                             Yield      Payout Ratio
Ticker              Short Name                (%)           (%)
-------------------------------------------------------------------
           Comparable Group
CATB       Catskill Financial Corp.           1.723        17.07
CEBK       Central Co-operative Bank          1.542        16.44
FBER       1st Bergen Bancorp                 1.081        28.57
FIBC       Financial Bancorp Inc.             1.739        38.46
FKFS       First Keystone Financial           0.702        10.42
FSBI       Fidelity Bancorp Inc.              1.636        29.92
LFBI       Little Falls Bancorp Inc.          1.185        25.81
LSBX       Lawrence Savings Bank              0.000         0
PBCI       Pamrapo Bancorp Inc.               4.651        87.16
PHFC       Pittsburgh Home Financial Corp     1.267        38.89
WVFC       WVS Financial Corp.                2.870       177.51
                                                 11           11

           Comparable Average                 1.67         42.75
           Comparable Median                  1.54         28.57

           All Public Average                 1.98         65.77
           All Public Median                  1.68         35.34

           New York Average                   1.60         45.07
           New York Median                    1.56         27.01

                                    Exhibit 7
                       Standard Conversions - 1996 to Date
                              Selected Market Data
                            Market Data as of 9/08/97




                                                                                                               Pro-Forma
                                                                                Gross         Conversion        Total
                                                                 IPO Price     Proceeds         Assets          Equity
  Ticker              Short Name                     IPO Date       ($)         ($000)          ($000)          ($000)
----------------------------------------------------------------------------------------------------------------------
FSPT       FirstSpartan Financial Corp.             07/09/97       20.000       88,608        375,526          121,408
GOSB       GSB Financial Corp.                      07/09/97       10.000       22,483         96,323           30,613
FBNW       FirstBank Corp.                          07/02/97       10.000       19,838        133,194           27,578
CFBC       Community First Banking Co.              07/01/97       20.000       48,271        352,532           66,357
           -----------------------------------------------------------------------------------------------------------
Q3 '97     Average
           Median
           -----------------------------------------------------------------------------------------------------------

HCBB       HCB Bancshares Inc.                      05/07/97       10.000       26,450        171,241           36,760
PSFC       Peoples-Sidney Financial Corp.           04/28/97       10.000       17,854         86,882           25,061
HMLK       Hemlock Federal Financial Corp           04/02/97       10.000       20,763        146,595           28,989
GSLA       GS Financial Corp.                       04/01/97       10.000       34,385         86,521           53,934
           -----------------------------------------------------------------------------------------------------------
Q2 '97     Average
           Median
           -----------------------------------------------------------------------------------------------------------

MRKF       Market Financial Corp.                   03/27/97       10.000       13,357         45,547           18,795
EFBC       Empire Federal Bancorp Inc.              01/27/97       10.000       25,921         86,810           38,067
FAB        FirstFed America Bancorp Inc.            01/15/97       10.000       87,126        723,778          120,969
RSLN       Roslyn Bancorp Inc.                      01/13/97       10.000      423,714      1,596,744          588,624
AFBC       Advance Financial Bancorp                01/02/97       10.000       10,845         91,852           15,256
           -----------------------------------------------------------------------------------------------------------
Q1 '97     Average
           Median
           -----------------------------------------------------------------------------------------------------------

           -----------------------------------------------------------------------------------------------------------
1997 YTD   Average
           Median
           -----------------------------------------------------------------------------------------------------------

HCFC       Home City Financial Corp.                12/30/96       10.000        9,522         55,728           13,373
CENB       Century Bancorp Inc.                     12/23/96       50.000       20,367         81,304           28,246
SCBS       Southern Community Bancshares            12/23/96       10.000       11,374         64,381           15,290
BFFC       Big Foot Financial Corp.                 12/20/96       10.000       25,128        194,624           34,576
RIVR       River Valley Bancorp                     12/20/96       10.000       11,903         86,604           16,314
PSFI       PS Financial Inc.                        11/27/96       10.000       21,821         53,520           30,338
CFNC       Carolina Fincorp Inc.                    11/25/96       10.000       18,515         94,110           24,052
DCBI       Delphos Citizens Bancorp Inc.            11/21/96       10.000       20,387         88,022           28,226
FTNB       Fulton Bancorp Inc.                      10/18/96       10.000       17,193         85,496           23,705
SSFC       South Street Financial Corp.             10/03/96       10.000       44,965        166,978           58,917
AFED       AFSALA Bancorp Inc.                      10/01/96       10.000       14,548        133,046           20,281
           -----------------------------------------------------------------------------------------------------------
Q4 '96     Average
           Median
           -----------------------------------------------------------------------------------------------------------

CBES       CBES Bancorp Inc.                        09/30/96       10.000       10,250         86,168           16,788
WEHO       Westwood Homestead Fin. Corp.            09/30/96       10.000       28,434         96,638           38,512
HBEI       Home Bancorp of Elgin Inc.               09/27/96       10.000       70,093        304,520           96,498
PFFC       Peoples Financial Corp.                  09/13/96       10.000       14,910         78,078           23,187
PFED       Park Bancorp Inc.                        08/12/96       10.000       27,014        158,939           40,524
ANA        Acadiana Bancshares Inc.                 07/16/96       12.000       32,775        225,248           45,564
PWBK       Pennwood Bancorp Inc.                    07/15/96       10.000        6,101         41,592            9,034
MBSP       Mitchell Bancorp Inc.                    07/12/96       10.000        9,799         28,222           13,991
OCFC       Ocean Financial Corp.                    07/03/96       20.000      167,762      1,036,445          235,685
HWEN       Home Financial Bancorp                   07/02/96       10.000        5,059         33,462            7,436
EGLB       Eagle BancGroup Inc.                     07/01/96       10.000       13,027        150,974           22,288
FLKY       First Lancaster Bancshares               07/01/96       10.000        9,588         35,361           12,840
           -----------------------------------------------------------------------------------------------------------
Q3 '96     Average
           Median
           -----------------------------------------------------------------------------------------------------------

PROV       Provident Financial Holdings             06/28/96       10.000       51,252        570,691           82,149
PRBC       Prestige Bancorp Inc.                    06/27/96       10.000        9,630         91,841           15,172
WYNE       Wayne Bancorp Inc.                       06/27/96       10.000       22,314        207,997           35,926




                                        --------------------------------------------------------   -------------------------------
                                                        Price to Pro-Forma                              Percent Change from IPO
                                        --------------------------------------------------------   -------------------------------
                                        Pro-Forma   Pro-Forma   Pro-Forma   Adjusted      After    After      After        After
                                        Book Value  Tang. Book  Earnings    Assets        1 Day    1 Week    1 Month      3 Months
                                           (%)       (%)          (x)        (%)           (%)      (%)        (%)          (%)
----------------------------------------------------------------------------------------------------------------------------------
FSPT       FirstSpartan Financial Corp.   73.0      73.0          26.0      19.1         83.44%   85.00%      78.13%         NA
GOSB       GSB Financial Corp.            73.4      73.4          23.2      18.9         46.25%   48.75%      43.75%         NA
FBNW       FirstBank Corp.                71.9      71.9          19.2      13.0         58.13%   55.63%      77.50%         NA
CFBC       Community First Banking Co.    72.7      72.7          36.1      12.0         59.38%   65.00%      70.00%         NA
           ---------------------------------------------------------------------------------------------------------------------
Q3 '97     Average                        72.8      72.8          26.1      15.8         61.80%   63.60%      67.34%       0.00%
           Median                         72.9      72.9          24.6      16.0         58.75%   60.32%      73.75%       0.00%
           ---------------------------------------------------------------------------------------------------------------------

HCBB       HCB Bancshares Inc.            72.0      72.0          29.0      13.4         26.25%   27.50%      28.75%       38.75%
PSFC       Peoples-Sidney Financial Corp. 71.2      71.2          11.5      17.0         25.63%   28.75%      32.50%       55.00%
HMLK       Hemlock Federal Financial Corp 71.6      71.6          37.5      12.4         28.75%   28.75%      30.00%       40.00%
GSLA       GS Financial Corp.             63.8      63.8          38.7      28.4         33.75%   37.50%      40.00%       51.25%
           ---------------------------------------------------------------------------------------------------------------------
Q2 '97     Average                        69.7      69.6          29.2      17.8         28.60%   30.63%      32.81%       46.25%
           Median                         71.4      71.4          33.3      15.2         27.50%   28.75%      31.25%       45.63%
           ---------------------------------------------------------------------------------------------------------------------

MRKF       Market Financial Corp.         71.1      71.1          26.2      22.7         29.38%   22.50%      26.25%       37.50%
EFBC       Empire Federal Bancorp Inc.    68.1      68.1          21.5      23.0         32.50%   35.00%      37.50%       31.25%
FAB        FirstFed America Bancorp Inc.  72.0      72.0          13.6      10.7         36.25%   41.25%      48.75%       38.75%
RSLN       Roslyn Bancorp Inc.            72.0      72.0           9.3      21.0         50.00%   59.38%      60.00%       58.75%
AFBC       Advance Financial Bancorp      71.1      71.1          16.8      10.6         28.75%   29.38%      40.00%       40.00%
           ---------------------------------------------------------------------------------------------------------------------
Q1 '97     Average                        70.9      70.9          17.5      17.6         35.38%   37.50%      42.50%       41.25%
           Median                         71.1      71.1          16.8      21.0         32.50%   35.00%      40.00%       38.75%
           ---------------------------------------------------------------------------------------------------------------------

           ---------------------------------------------------------------------------------------------------------------------
1997 YTD   Average                        71.1      71.1          23.7      17.1         41.42%   43.41%      47.16%       43.47%
           Median                         71.9      71.9          23.2      17.0         33.75%   37.50%      40.00%       40.00%
           ---------------------------------------------------------------------------------------------------------------------

HCFC       Home City Financial Corp.      71.2      71.2          13.7      14.6            NA    25.00%      35.00%       35.00%
CENB       Century Bancorp Inc.           72.1      72.1          18.9      20.0         25.25%   32.00%      30.25%       36.00%
SCBS       Southern Community Bancshares  74.4      74.4          14.5      15.0         30.00%   37.50%      35.00%       40.00%
BFFC       Big Foot Financial Corp.       72.7      72.7          33.1      11.4         23.13%   25.00%      38.75%       41.25%
RIVR       River Valley Bancorp           73.0      73.0          15.2      12.1         36.88%   38.75%      50.00%       45.00%
PSFI       PS Financial Inc.              71.9      71.9          17.2      29.0         16.41%   16.88%      25.00%       37.50%
CFNC       Carolina Fincorp Inc.          77.0      77.0          17.2      16.4         30.00%   30.00%      36.25%       47.50%
DCBI       Delphos Citizens Bancorp Inc.  72.2      72.2          14.6      18.8         21.25%   21.25%      20.63%       41.25%
FTNB       Fulton Bancorp Inc.            72.5      72.5          14.6      16.7         25.00%   28.75%      47.50%       65.00%
SSFC       South Street Financial Corp.   76.3      76.3          26.1      21.2            NA    25.00%      23.75%       41.25%
AFED       AFSALA Bancorp Inc.            71.7      71.7          13.7       9.9         13.75%   13.13%      15.63%       20.00%
           ---------------------------------------------------------------------------------------------------------------------
Q4 '96     Average                        73.2      73.2          18.1      16.8         24.63%   26.66%      32.52%       40.89%
           Median                         72.5      72.5          15.2      16.4         25.00%   25.00%      35.00%       41.25%
           ---------------------------------------------------------------------------------------------------------------------

CBES       CBES Bancorp Inc.              61.1      61.1          13.2      10.6         26.25%   34.38%      32.50%       42.50%
WEHO       Westwood Homestead Fin. Corp.  73.8      73.8            NA      22.7          7.50%    6.25%       5.00%       21.25%
HBEI       Home Bancorp of Elgin Inc.     72.6      72.6          24.9      18.7         18.13%   25.00%      26.25%       33.75%
PFFC       Peoples Financial Corp.        64.3      64.3          28.6      16.0          8.75%   15.00%      27.50%       30.00%
PFED       Park Bancorp Inc.              66.7      66.7          26.2      14.5          2.50%    4.38%       5.00%       20.00%
ANA        Acadiana Bancshares Inc.       71.9      71.9            NA      12.7          0.00%   -2.08%       3.13%       15.63%
PWBK       Pennwood Bancorp Inc.          67.5      67.5          14.5      12.8         -5.00%   -8.75%      -3.75%       11.88%
MBSP       Mitchell Bancorp Inc.          70.0      70.0            NA      25.8            NA     6.25%      10.00%       21.25%
OCFC       Ocean Financial Corp.          71.2      71.2          13.4      13.9          6.25%    0.63%       5.00%       18.13%
HWEN       Home Financial Bancorp         68.0      68.0          11.4      13.1          2.50%   -1.25%       5.00%       20.00%
EGLB       Eagle BancGroup Inc.           58.4      58.4         100.1       7.9         12.50%   12.50%      11.25%       30.00%
FLKY       First Lancaster Bancshares     74.7      74.7          18.5      21.3         35.00%   33.75%      37.50%       38.75%
           ---------------------------------------------------------------------------------------------------------------------
Q3 '96     Average                        68.4      68.4          27.9      15.8         12.71%   14.01%      14.94%       25.26%
           Median                         69.0      69.0          18.5      14.2          7.50%    6.25%       7.50%       21.25%
           ---------------------------------------------------------------------------------------------------------------------

PROV       Provident Financial Holdings   62.4      62.4          19.9       8.2          9.70%    8.10%       1.25%       23.75%
PRBC       Prestige Bancorp Inc.          63.5      63.5          28.8       9.5          3.75%    2.50%      -2.50%       22.50%
WYNE       Wayne Bancorp Inc.             62.1      62.1          18.9       9.7         11.25%   13.75%      12.50%       36.25%

                                    EXHIBIT 7
                       STANDARD CONVERSIONS - 1996 TO DATE
                              SELECTED MARKET DATA
                            MARKET DATA AS OF 9/08/97


                                                                                                                  PRO-FORMA
                                                                            GROSS             CONVERSION            TOTAL
                                                            IPO PRICE      PROCEEDS             ASSETS              EQUITY
TICKER              SHORT NAME              IPO DATE           ($)          ($000)              ($000)              ($000)
--------------------------------------------------------------------------------------------------------------------------------
DIME        Dime Community Bancorp Inc.     06/26/96          10.000        145,475             665,187            204,706
MECH        Mechanics Savings Bank          06/26/96          10.000         52,900             662,482             73,516
CNSB        CNS Bancorp Inc.                06/12/96          10.000         16,531              85,390             23,176
LXMO        Lexington B&L Financial Corp.   06/06/96          10.000         12,650              49,981             17,802
FFBH        First Federal Bancshares of AR  05/03/96          10.000         51,538             454,479             79,239
CBK         Citizens First Financial Corp.  05/01/96          10.000         28,175             227,872             37,414
RELI        Reliance Bancshares Inc.        04/19/96           8.000         20,499              32,260             27,465
CATB        Catskill Financial Corp.        04/18/96          10.000         56,868             230,102             76,844
YFCB        Yonkers Financial Corporation   04/18/96          10.000         35,708             208,283             46,227
GSFC        Green Street Financial Corp.    04/04/96          10.000         42,981             151,028             58,793
FFDF        FFD Financial Corp.             04/03/96          10.000         14,548              58,955             20,239
AMFC        AMB Financial Corp.             04/01/96          10.000         11,241              68,851             15,421
FBER        1st Bergen Bancorp              04/01/96          10.000         31,740             223,167             41,156
LONF        London Financial Corporation    04/01/96          10.000          5,290              34,152              7,515
PHFC        Pittsburgh Home Financial Corp  04/01/96          10.000         21,821             157,570             29,090
SSB         Scotland Bancorp Inc            04/01/96          10.000         18,400              57,718             23,853
SSM         Stone Street Bancorp Inc.       04/01/96          15.000         27,376              84,996             35,445
WHGB        WHG Bancshares Corp.            04/01/96          10.000         16,201              85,027             22,144
            --------------------------------------------------------------------------------------------------------------------
Q2 '96      AVERAGE
            MEDIAN
            --------------------------------------------------------------------------------------------------------------------

CRZY        Crazy Woman Creek Bancorp       03/29/96          10.000         10,580              37,510             14,752
PFFB        PFF Bancorp Inc.                03/29/96          10.000        198,375           1,899,412            279,603
FCB         Falmouth Co-Operative Bank      03/28/96          10.000         14,548              73,735             21,169
CFTP        Community Federal Bancorp       03/26/96          10.000         46,288             162,042             63,020
GAF         GA Financial Inc.               03/26/96          10.000         89,000             476,259            122,643
BYFC        Broadway Financial Corp.        01/09/96          10.000          8,927             102,512             12,768
LFBI        Little Falls Bancorp Inc.       01/05/96          10.000         30,418             196,394             41,370
            --------------------------------------------------------------------------------------------------------------------
Q1 '96      AVERAGE
            MEDIAN
            --------------------------------------------------------------------------------------------------------------------

            --------------------------------------------------------------------------------------------------------------------
1996 YTD    AVERAGE
            MEDIAN
            --------------------------------------------------------------------------------------------------------------------


            --------------------------------------------------------------------------------------------------------------------
1/1/96 TO   AVERAGE
            --------------------------------------------------------------------------------------------------------------------
            --------------------------------------------------------------------------------------------------------------------
9/8/97      MEDIAN
            --------------------------------------------------------------------------------------------------------------------

                                            ----------------------------------------------   ---------------------------------------
                                                           PRICE TO PRO-FORMA                         PERCENT CHANGE FROM IPO
                                            ----------------------------------------------   ---------------------------------------
                                            PRO-FORMA    PRO-FORMA     PRO-FORMA  ADJUSTED   AFTER     AFTER      AFTER      AFTER
                                            BOOK VALUE   TANG. BOOK    EARNINGS    ASSETS    1 DAY     1 WEEK    1 MONTH    3 MONTHS
TICKER              SHORT NAME                 (%)          (%)          (X)        (%)       (%)        (%)       (%)         (%)
------------------------------------------------------------------------------------------------------------------------------------
DIME        Dime Community Bancorp Inc.        71.1          71.1        15.5      17.9      16.87%     20.00%     18.75%    33.75%
MECH        Mechanics Savings Bank             72.0          72.0        NA         7.4      15.00%     15.00%     12.50%    45.00%
CNSB        CNS Bancorp Inc.                   71.3          71.3        24.4      16.2      10.00%     16.25%     15.00%    30.00%
LXMO        Lexington B&L Financial Corp.      71.1          71.1        20.8      20.2      -5.00%     -2.50%      1.25%     0.63%
FFBH        First Federal Bancshares of AR     65.0          65.0        10.5      10.2      30.00%     32.50%     36.90%    36.25%
CBK         Citizens First Financial Corp.     75.3          75.3        15.7      11.0       5.00%      0.00%      1.25%    -1.25%
RELI        Reliance Bancshares Inc.           74.6          74.6        32.3      38.9       4.69%      3.13%     -0.75%     3.13%
CATB        Catskill Financial Corp.           74.0          74.0        18.6      19.8       3.75%      6.25%      3.75%     0.00%
YFCB        Yonkers Financial Corporation      77.2          77.2        15.9      14.6      -2.50%      1.25%     -0.60%    -2.50%
GSFC        Green Street Financial Corp.       73.1          73.1        14.6      22.2      28.75%     22.50%     23.10%    30.60%
FFDF        FFD Financial Corp.                71.9          71.9        25.4      19.8       5.00%      5.00%      3.10%     1.25%
AMFC        AMB Financial Corp.                72.9          72.9        17.9      14.0       5.00%      5.00%      5.00%     5.00%
FBER        1st Bergen Bancorp                 77.1          77.1        21.0      12.5       0.00%     -5.00%     -3.75%    -7.50%
LONF        London Financial Corporation       70.4          70.4        24.5      13.4       8.12%      6.25%      1.25%     3.10%
PHFC        Pittsburgh Home Financial Corp     75.0          75.0        17.0      12.2      10.00%     10.00%      6.25%     1.90%
SSB         Scotland Bancorp Inc               77.1          77.1        16.9      24.2      22.50%     25.00%     17.50%    23.75%
SSM         Stone Street Bancorp Inc.          77.2          77.2        19.1      24.4      16.67%     20.00%     18.33%    12.50%
WHGB        WHG Bancshares Corp.               73.2          73.2        15.2      16.0      11.25%     10.60%     12.50%    10.00%
            ------------------------------------------------------------------------------------------------------------------------
Q2 '96      AVERAGE                            71.8          71.8        19.6      16.3      11.66%     11.98%     10.74%    18.12%
            MEDIAN                             72.9          72.9        18.8      14.6       9.70%      8.10%      5.00%    10.00%
            ------------------------------------------------------------------------------------------------------------------------

CRZY        Crazy Woman Creek Bancorp          71.7          71.7        15.8      22.0      NA          7.50%      5.00%     1.25%
PFFB        PFF Bancorp Inc.                   70.9          70.9        25.0       9.5      13.75%     16.25%     16.25%    11.25%
FCB         Falmouth Co-Operative Bank         68.7          68.7        17.6      16.5       7.50%     12.50%      7.50%     3.75%
CFTP        Community Federal Bancorp          73.4          73.4        13.6      22.2      26.25%     28.75%     26.25%    33.75%
GAF         GA Financial Inc.                  72.6          72.6        13.5      15.7      13.75%     15.00%     10.00%    10.00%
BYFC        Broadway Financial Corp.           69.9          69.9        13.0       8.0       3.75%      2.50%      2.50%     3.75%
LFBI        Little Falls Bancorp Inc.          73.5          73.5        36.4      13.4      13.13%     13.75%     10.00%     8.10%
            ------------------------------------------------------------------------------------------------------------------------
Q1 '96      AVERAGE                            71.5          71.6        19.3      15.3      13.02%     13.75%     11.07%    10.26%
            MEDIAN                             71.7          71.7        15.8      15.7      13.44%     13.75%     10.00%     8.10%
            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------
1996 YTD    AVERAGE                            71.2          71.3        20.8      16.2      14.86%     16.25%     17.00%    24.10%
            MEDIAN                             72.0          72.0        17.2      15.0      11.25%     13.75%     12.50%    21.25%
            ------------------------------------------------------------------------------------------------------------------------


            ------------------------------------------------------------------------------------------------------------------------
1/1/96 TO   AVERAGE                            71.2          71.2        21.4      16.4      21.14%     22.34%     23.65%    27.22%
            ------------------------------------------------------------------------------------------------------------------------
            ------------------------------------------------------------------------------------------------------------------------
9/8/97      MEDIAN                             72.0          71.9        18.2      15.4      15.71%     16.57%     17.92%    30.00%
            ------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 7
                       STANDARD CONVERSIONS - 1996 TO DATE
                              SELECTED MARKET DATA
                            MARKET DATA AS OF 9/08/97

                                                          --------------------------------------------------------------------------
                                                                                       CURRENT PRICE TO
                                                          --------------------------------------------------------------------------
                                              CURRENT
                                            STOCK PRICE   BOOK VALUE  TANG. BOOK  LTM EARNINGS  EARNINGS  CORE EPS   LTM EPS  ASSETS
TICKER              SHORT NAME                 9/8/97        (%)          (%)          (X)         (X)       (X)       (X)     (%)
------------------------------------------------------------------------------------------------------------------------------------
FSPT        FirstSpartan Financial Corp.       35.375         NA          NA            NA          NA        NA        NA      NA
GOSB        GSB Financial Corp.                14.500         NA          NA            NA          NA        NA        NA      NA
FBNW        FirstBank Corp.                    17.375         NA          NA            NA          NA        NA        NA      NA
CFBC        Community First Banking Co.        34.375         NA          NA            NA          NA        NA        NA      NA
            ------------------------------------------------------------------------------------------------------------------------
Q3 '97      AVERAGE                                            -           -             -           -         -         -       -
            MEDIAN                                             -           -             -           -         -         -       -
            ------------------------------------------------------------------------------------------------------------------------

HCBB        HCB Bancshares Inc.                13.750         NA          NA            NA          NA        NA        NA      NA
PSFC        Peoples-Sidney Financial Corp.     16.250         NA          NA            NA          NA        NA        NA      NA
HMLK        Hemlock Federal Financial Corp     15.313        105.1       105.1          NA          NA        NA        NA      19.3
GSLA        GS Financial Corp.                 16.000         97.8        97.8          NA          NA        NA        NA      44.6
            ------------------------------------------------------------------------------------------------------------------------
Q2 '97      AVERAGE                                          101.5       101.5           -           -         -         -      32.0
            MEDIAN                                           101.5       101.5           -           -         -         -      32.0
            ------------------------------------------------------------------------------------------------------------------------

MRKF        Market Financial Corp.             14.188         95.7        95.7          NA          27.3      27.3      NA      33.5
EFBC        Empire Federal Bancorp Inc.        15.750        100.6       100.6          NA          23.2      23.2      NA      37.6
FAB         FirstFed America Bancorp Inc.      20.250        131.9       131.9          NA          25.3      26.6      NA      17.3
RSLN        Roslyn Bancorp Inc.                22.750        156.0       156.8          NA          21.9      22.8      NA      31.4
AFBC        Advance Financial Bancorp          15.750        106.8       106.8          NA          NA        NA        NA      16.5
            ------------------------------------------------------------------------------------------------------------------------
Q1 '97      AVERAGE                                          118.2       118.4           -          24.4      25.0       -      27.3
            MEDIAN                                           106.8       106.8           -          24.2      24.9       -      31.4
            ------------------------------------------------------------------------------------------------------------------------

            ------------------------------------------------------------------------------------------------------------------------
1997 YTD    AVERAGE                                          113.4       113.5           -          24.4      25.0       -      28.6
            MEDIAN                                           105.1       105.1           -          24.2      24.9       -      31.4
            ------------------------------------------------------------------------------------------------------------------------

HCFC        Home City Financial Corp.          15.500         96.6        96.6          NA          19.4      18.5      NA      21.6
CENB        Century Bancorp Inc.               79.500        108.2       108.2          NA          17.0      16.8      NA      32.4
SCBS        Southern Community Bancshares      15.875        120.4       120.4          NA          18.9      18.9      NA      25.7
BFFC        Big Foot Financial Corp.           17.750        123.7       123.7          NA          27.7      27.7      NA      21.0
RIVR        River Valley Bancorp               16.500        112.9       114.6          NA          13.8      14.2      NA      14.0
PSFI        PS Financial Inc.                  15.500        105.7       105.7          NA          18.5      18.5      NA      40.9
CFNC        Carolina Fincorp Inc.              17.625        128.3       128.3          NA          23.2      23.2      NA      29.3
DCBI        Delphos Citizens Bancorp Inc.      17.000        113.9       113.9          NA          17.7      17.7      NA      32.3
FTNB        Fulton Bancorp Inc.                21.500        148.6       148.6          NA          38.4      38.4      NA      37.2
SSFC        South Street Financial Corp.       18.500        125.9       125.9          NA          25.7      25.7      NA      34.4
AFED        AFSALA Bancorp Inc.                16.250        102.1       102.1          NA          17.7      17.7      NA      14.9
            ------------------------------------------------------------------------------------------------------------------------
Q4 '96      AVERAGE                                          116.9       117.1           -          21.6      21.6       -      27.6
            MEDIAN                                           113.9       114.6           -          18.9      18.5       -      29.3
            ------------------------------------------------------------------------------------------------------------------------

CBES        CBES Bancorp Inc.                  17.750        103.9       103.9          NA          16.4      18.5      NA      19.1
WEHO        Westwood Homestead Fin. Corp.      15.500        109.4       109.4          NA          32.3      32.3      NA      32.2
HBEI        Home Bancorp of Elgin Inc.         18.000        131.1       131.1          NA          40.9      40.9      NA      35.0
PFFC        Peoples Financial Corp.            16.875        106.9       106.9          NA          30.1      30.1      NA      29.1
PFED        Park Bancorp Inc.                  17.000        104.5       104.5          NA          21.3      25.0      NA      23.5
ANA         Acadiana Bancshares Inc.           21.813        128.5       128.5          NA          21.0      21.0      NA      22.3
PWBK        Pennwood Bancorp Inc.              16.750        111.3       111.3          NA          24.6      17.5      NA      19.4
MBSP        Mitchell Bancorp Inc.              17.125        111.3       111.3          NA          28.5      28.5      NA      48.3
OCFC        Ocean Financial Corp.              34.250        125.2       125.2          NA          19.5      20.9      NA      20.4
HWEN        Home Financial Bancorp             16.438        107.2       107.2          NA          20.6      27.4      NA      18.2
EGLB        Eagle BancGroup Inc.               16.625         99.6        99.6          NA          29.7      41.6      NA      11.8
FLKY        First Lancaster Bancshares         15.688        108.6       108.6          NA          24.5      24.5      NA      37.2
            ------------------------------------------------------------------------------------------------------------------------
Q3 '96      AVERAGE                                          112.3       112.3           -          25.8       27.3      -      26.4
            MEDIAN                                           109.0       109.0           -          24.6       26.2      -      22.9
            ------------------------------------------------------------------------------------------------------------------------

PROV        Provident Financial Holdings       19.938        114.8       114.8          48.6        20.8      38.3      55.4    15.9
PRBC        Prestige Bancorp Inc.              17.000        103.0       103.0          33.3        15.7      15.7      19.5    11.5
WYNE        Wayne Bancorp Inc.                 24.750        150.6       150.6          46.7        22.9      22.9      22.3    20.1

                                                          --------------------------------------------------------------------------
                                                                                       CURRENT PRICE TO
                                                          --------------------------------------------------------------------------
                                              CURRENT
                                            STOCK PRICE   BOOK VALUE  TANG. BOOK  LTM EARNINGS  EARNINGS  CORE EPS   LTM EPS  ASSETS
TICKER              SHORT NAME                 9/8/97        (%)          (%)          (X)         (X)       (X)       (X)     (%)
------------------------------------------------------------------------------------------------------------------------------------
DIME        Dime Community Bancorp Inc.        19.313       132.5       153.8         20.6         23.0      28.4     19.7     19.2
MECH        Mechanics Savings Bank             24.125       151.4       151.4          8.6          4.4       4.4      8.6     15.5
CNSB        CNS Bancorp Inc.                   17.500       117.9       117.9         64.8         31.3      31.3     35.7     29.4
LXMO        Lexington B&L Financial Corp.      16.000       108.6       108.6         28.1         18.2      18.2     21.1     30.8
FFBH        First Federal Bancshares of AR     21.188       129.5       129.5         24.4         18.3      23.0     18.6     19.4
CBK         Citizens First Financial Corp.     18.125       112.3       112.3         64.7         28.3      32.4     33.6     17.3
RELI        Reliance Bancshares Inc.            8.500        93.6        93.6         34.0        106.3     212.5     30.4     45.7
CATB        Catskill Financial Corp.           16.250       107.8       107.8         19.8         19.4      19.4     20.1     27.0
YFCB        Yonkers Financial Corporation      19.875       140.6       140.6         25.5         18.4      18.4     19.3     20.9
GSFC        Green Street Financial Corp.       18.625       126.4       126.4         31.6         27.4      27.4     25.9     45.9
FFDF        FFD Financial Corp.                14.750       101.7       101.7         NA           26.3      23.1     NA       25.2
AMFC        AMB Financial Corp.                14.500        99.2        99.2         21.6         13.4      21.3     21.3     14.8
FBER        1st Bergen Bancorp                 18.500       137.3       137.3         44.1         22.0      22.0     26.8     19.5
LONF        London Financial Corporation       15.000       102.7       102.7         28.9         22.1      22.1     19.5     20.2
PHFC        Pittsburgh Home Financial Corp     18.938       133.3       134.8         26.3         15.8      18.9     20.6     14.6
SSB         Scotland Bancorp Inc               19.250       143.1       143.1         33.8         32.1      32.1     27.5     53.0
SSM         Stone Street Bancorp Inc.          21.438       132.9       132.9         25.5         38.3      38.3     21.2     38.3
WHGB        WHG Bancshares Corp.               15.750       111.2       111.2         45.0         23.2      23.2     27.2     23.0
            -----------------------------------------------------------------------------------------------------------------------
Q2 '96      AVERAGE                                         121.4       122.5         33.8         26.1      33.0     24.7     25.1
            MEDIAN                                          117.9       117.9         30.2         22.1      23.0     21.3     20.2
            -----------------------------------------------------------------------------------------------------------------------

CRZY        Crazy Woman Creek Bancorp          14.500        98.8        98.8         25.4         19.1      18.1     20.7     25.5
PFFB        PFF Bancorp Inc.                   19.750       136.1       137.5         85.9         23.5      23.5     31.4     14.1
FCB         Falmouth Co-Operative Bank         17.250       112.0       112.0         33.2         35.9      39.2     34.5     26.7
CFTP        Community Federal Bancorp          17.250       123.6       123.6         27.4         28.8      28.8     22.7     38.2
GAF         GA Financial Inc.                  18.375       129.0       130.3         23.0         17.7      17.7     20.7     19.6
BYFC        Broadway Financial Corp.           11.000        75.1        75.1         NM           17.2      17.2     26.8      7.5
LFBI        Little Falls Bancorp Inc.          16.875       116.3       125.9         54.4         23.4      28.1     31.8     15.4
            ------------------------------------------------------------------------------------------------------------------------
Q1 '96      AVERAGE                                         113.0       114.7         41.5         23.7      24.7     26.9     21.0
            MEDIAN                                          116.3       123.6         30.3         23.4      23.5     26.8     19.6
            -----------------------------------------------------------------------------------------------------------------------

            -----------------------------------------------------------------------------------------------------------------------
1996 YTD    AVERAGE                                         117.2       117.9         35.6         24.7      28.1     25.3     25.4
            MEDIAN                                          112.9       113.9         30.2         22.1      23.1     22.3     22.3
            -----------------------------------------------------------------------------------------------------------------------


            -----------------------------------------------------------------------------------------------------------------------
1/1/96 TO   AVERAGE                                         116.7       117.4         35.6         24.7      27.8     25.3     25.8
            -----------------------------------------------------------------------------------------------------------------------
            -----------------------------------------------------------------------------------------------------------------------
9/8/97      MEDIAN                                          112.2       112.2         30.2         22.9      23.2     22.3     22.6
            -----------------------------------------------------------------------------------------------------------------------

                                                 May 31, 1997 12 Months Earnings
                                                         No Foundation


                                    Exhibit 8

                            THE WARWICK SAVINGS BANK
                 PRO-FORMA ANALYSIS SHEET - TWELVE MONTHS ENDED
                                    31-MAY-97
                                INCLUDES SOP 93-6

Name of Association:                                THE WARWICK SAVINGS BANK
Date of Letter to Association:                               9/21/97
Date of Market Prices:                                       9/15/97

                                                           Comparable                            All Publicly      Recent Standard
                                                           Companies         State Thrifts      Traded Thrifts    Conversion Thrifts
                                            Warwick        ---------         -------------      --------------    ------------------
                             Symbols         Value     Mean       Median    Mean      Median   Mean      Median    Mean      Median
                             -------         -----     ----       ------    ----      ------   ----      ------    ----      ------
Price-Earnings Ratio           P/E
--------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       10.87
 At Midpoint of Range                      12.35       24.51       19.82    31.29      23.78   29.59      23.05   23.70       23.20
 At Maximum of Range                       13.51
 At SuperMaximum of Range                  14.93

Price-Book Ratio               P/B
----------------
 Last Twelve Months                    N/A
 At Minimum of Range                       67.57%
 At Midpoint of Range                      72.05%     135.43%     137.34%  160.15%    149.84% 154.36%    142.29%  71.10%      71.90%
 At Maximum of Range                       75.76%
 At SuperMaximum of Range                  79.37%

Price-Tangible Book Ratio      P/TB
-------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       67.57%
 At Midpoint of Range                      72.05%     137.88%     137.34%  174.96%    156.79% 160.81%    145.44%  71.10%      71.90%
 At Maximum of Range                       75.76%
 At SuperMaximum of Range                  79.37%

Price-Assets Ratio             P/A
------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       13.54%
 At Midpoint of Range                      15.61%      15.41%      14.55%   17.11%     14.24%  17.84%     15.50%  17.10%      17.00%
 At Maximum of Range                       17.60%
 At SuperMaximum of Range                  19.79%

Valuation Parameters
--------------------
Prior Twelve Mos. Earning Base         Y
  Period Ended May 31, 1997                          $     2,866 (1)

Pre-Conversion Book Value              B
  As of May 31, 1997                                 $    28,114

Pre-Conversion Assets                  A
  As of May 31, 1997                                 $   286,545

Return on Money                        R                    3.47%(2)

Conversion Expenses                                  $     1,960                   300
                                       X                    3.81%(3)

Proceeds Not Invested                                $     6,180 (4)

Estimated ESOP Borrowings                            $     4,120
ESOP Purchases                         E                    8.00%(5)
Cost of ESOP Borrowings                              $       412 (5)
Cost of ESOP Borrowings                S                    0.00%(5)
Amort of ESOP Borrowings               T                      10 Years

Amort of MRP Amount                    N                       5 Years
Estimated MRP Amount                                 $     2,060 (6)
MRP Purchases                          M                    4.00%
MRP Expense                                          $       412

Foundation Amount                                    $         -
Foundation Amount                      F                    0.00%

Tax Rate                              TAX                  40.00%

Percentage Sold                       PCT                 100.00%

Tax Benefit                            Z             $         0

Earnings Multiplier                                         1.00

(1) Net income for the twelve months ended May 31, 1997
(2) Net Return assumes a reinvestment rate of 5.78 percent (the 1 year Treasury at May 31, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4) Includes Stock from ESOP and MRP.
(5) Assumes ESOP is amortized straight line over ten years.
(6) Assumes MRP is amortized straight line over five years.

                              PRO FORMA CALCULATION

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                              =     $51,500,000
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                P/B*(B+Z)                            =     $51,500,000
                         ---------
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                      =     $51,500,000
                   -----
            1-P/A*PCT*(1-X-E-M-F)


                                                       Full
                                  Total   Price per  Conversion      Exchange          Conversion        Gross    Exchange  Exchange
Conclusion                        Shares    Share      Value     Shares    Percent  Shares     Percent  Proceeds    Value    Ratio
Appraised Value - Midpoint        5,150      $10      $51,500       0       0.00%    5,150     100.00%  $51,500      $0     #DIV/0!
Appraised Value - Minimum         4,378      $10      $43,775       0       0.00%    4,378     100.00%  $43,775      $0     #DIV/0!
Appraised Value - Maximum         5,923      $10      $59,225       0       0.00%    5,923     100.00%  $59,225      $0     #DIV/0!
Appraised Value - SuperMaximum *  6,811      $10      $68,109       0       0.00%    6,811     100.00%  $68,109      $0     #DIV/0!

*  SuperMaximum is an overallotment option that is 15% above the maximum amount.

                                                                PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                           AS OF MAY 31, 1997
                                                                        (DOLLARS IN THOUSANDS)
                                               -----------------------------------------------------------------------
                                                   Minimum           Midpoint              Maximum           SuperMax
-----------------------------------------      -----------------------------------------------------------------------
Conversion Proceeds
-----------------------------------------
Total Shares Offered                                 4,378              5,150                 5,923             6,811
Conversion Shares Offered                            4,378              5,150                 5,923             6,811
Price Per Share                                   $     10           $     10              $     10          $     10
                                               -----------------------------------------------------------------------
Gross Proceeds                                    $ 43,775           $ 51,500              $ 59,225          $ 68,109
Less:  Est. Conversion Expenses                   $  1,827           $  1,960              $  2,094          $  2,247
                                               -----------------------------------------------------------------------
Net Proceeds                                      $ 41,948           $ 49,540              $ 57,131          $ 65,862
-----------------------------------------
Estimated Income from Proceeds
-----------------------------------------
Net Conversion Proceeds                           $ 41,948           $ 49,540              $ 57,131          $ 65,862
Less:  ESOP Adjustment                    (3)       $3,502           $  4,120              $  4,738          $  5,449
Less:  MRP Adjustment                     (3)       $1,751           $  2,060              $  2,369          $  2,724
                                               -----------------------------------------------------------------------
Net Proceeds Reinvested                           $ 36,695           $ 43,360              $ 50,024          $ 57,689
Estimated Incremental Rate of Return                  3.47%              3.47%                 3.47%             3.47%
                                               -----------------------------------------------------------------------
Estimated Incremental Return                      $  1,273           $  1,505              $  1,736          $  2,002
Less:  Cost of ESOP                       (4)     $      0           $      0              $      0          $      0
Less:  Amortization of ESOP               (7)     $    210           $    247              $    284          $    327
Less:  MRP Adjustment                     (7)     $    210           $    247              $    284          $    327
                                               -----------------------------------------------------------------------
Pro-forma Net Income                              $    853           $  1,011              $  1,168          $  1,348
Earnings Before Conversion                        $  2,866           $  2,866              $  2,866          $  2,866
                                               -----------------------------------------------------------------------
Earnings Excluding Adjustment                     $  3,719           $  3,877              $  4,034          $  4,214
Earnings Adjustment                       (6)     $      0           $      0              $      0          $      0
                                               -----------------------------------------------------------------------
Earnings After Conversion                         $  3,719           $  3,877              $  4,034          $  4,214
-----------------------------------------
Pro-forma Net Worth
-----------------------------------------
Net Worth at May 31, 1997                         $ 28,114           $ 28,114              $ 28,114          $ 28,114
Net Conversion Proceeds                             41,948             49,540                57,131            65,862
Plus: MHC Adjustment                      (7)            0                  0                     0                 0
Less:  ESOP Adjustment                    (1)       (3,502)            (4,120)               (4,738)           (5,449)
Less:  MRP Adjustment                     (2)       (1,751)            (2,060)               (2,369)           (2,724)
                                               -----------------------------------------------------------------------
Pro-forma Net Worth                               $ 64,809           $ 71,474              $ 78,138          $ 85,803
-----------------------------------------
Pro-forma Tangible Net Worth
-----------------------------------------
Pro-forma Net Worth                               $ 64,809           $ 71,474              $ 78,138          $ 85,803
Less:  Intangible                         (5)     $      0           $      0              $      0          $      0
                                               -----------------------------------------------------------------------
Pro-forma Tangible Net Worth                      $ 64,809           $ 71,474              $ 78,138          $ 85,803
-----------------------------------------
Pro-forma Assets
-----------------------------------------
Total Assets at May 31, 1997                     $286,545            $286,545              $286,545          $286,545
Net Conversion Proceeds                          $ 41,948            $ 49,540              $ 57,131          $ 65,862
Plus: MHC Adjustment                      (7)           0                   0                     0                 0
Less:  ESOP Adjustment                    (1)      (3,502)             (4,120)               (4,738)           (5,449)
Less:  MRP Adjustment                     (2)      (1,751)             (2,060)               (2,369)           (2,724)
                                               -----------------------------------------------------------------------
Pro-forma Assets Excluding Adjustment             323,240             329,905               336,569           344,234
Plus:  Adjustment                         (6)           0                   0                     0                 0
                                               -----------------------------------------------------------------------
Pro-forma Total Assets                           $323,240            $329,905              $336,569          $344,234
-----------------------------------------
Stockholder's Equity Per Share
-----------------------------------------
Net Worth at May 31, 1997                        $   6.42            $   5.46              $   4.75          $   4.13
Estimated Net Proceeds                           $   9.58            $   9.62              $   9.65          $   9.67
Plus: MHC Adjustment                             $   0.00            $   0.00              $   0.00          $   0.00
Less:  ESOP Stock                               ($   0.80)          ($   0.80)            ($   0.80)        ($   0.80)
Less:  MRP Stock                                ($   0.40)          ($   0.40)            ($   0.40)        ($   0.40)
                                                 --------            --------              --------          --------
Pro-forma Net Worth Per Share                    $  14.80            $  13.88              $  13.20          $  12.60
Less:  Intangible                                $   0.00            $   0.00              $   0.00          $   0.00
                                                 --------            --------              --------          --------
Pro-forma Tangible Net Worth Per Share           $  14.80            $  13.88              $  13.20          $  12.60
-----------------------------------------
Net Earnings Per Share
-----------------------------------------
Historical Earnings Per Share             (8)    $   0.71            $   0.60              $   0.52          $   0.45
Incremental return Per Share              (8)    $   0.31            $   0.31              $   0.32          $   0.32
ESOP Adjustment Per Share                 (8)   ($   0.05)          ($   0.05)            ($   0.05)        ($   0.05)
MRP Adjustment Per Share                  (8)   ($   0.05)          ($   0.05)            ($   0.05)        ($   0.05)
Normalizing Adjustment Per Share                 $   0.00            $   0.00              $   0.00          $   0.00
                                                 --------            --------              --------          --------
Proforma Earnings Per Share               (8)    $   0.92            $   0.81              $   0.74          $   0.67
-----------------------------------------
Shares Utilized
-----------------------------------------
Shares Utilized                                     4,063               4,779                 5,496             6,320
-----------------------------------------
Pro-forma Ratios
-----------------------------------------
Price/EPS without Adjustment                        10.87               12.35                 13.51             14.93
Price/EPS with Adjustment                           10.87               12.35                 13.51             14.93
Price/Book Value per Share                          67.57%              72.05%                75.76%            79.37%
Price/Tangible Book Value                           67.57%              72.05%                75.76%            79.37%
Market Value/Assets                                 13.54%              15.61%                17.60%            19.79%
                                               -----------------------------------------------------------------------


(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3) Consists of ESOP and MRP amortization.
(4),(5) Not applicable.
(6) Not applicable.
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%. (8) All EPS computations are done in accordance with SOP 93-6.

Total Shares Offered                             4,378              5,150                 5,923             6,811
Price Per Share                                 $   10            $    10               $    10           $    10
                                            ----------------------------------------------------------------------
Gross Proceeds                                  43,775             51,500                59,225            68,109
Estimated Insider Purchases                     -1,500             -1,500                -1,500            -1,500
ESOP Purchases                                  -3,502             -4,120                -4,738            -5,449
                                            ----------------------------------------------------------------------
Proceeds to Base Fee On                         38,773             45,880                52,987            61,160
Underwriters Percentage                           1.88%              1.88%                 1.88%             1.88%
                                            ----------------------------------------------------------------------
Underwriters Fee                                   727                860                   994             1,147
Advisory Fee                                         0                  0                     0                 0
                                            ----------------------------------------------------------------------
Total Underwriters Fee                             727                860                   994             1,147
All Other Expenses                               1,100              1,100                 1,100             1,100
                                            ----------------------------------------------------------------------
Total Expense                                    1,827              1,960                 2,094             2,247

Shares Outstanding                               4,378              5,150                 5,923             6,811
Less:  New ESOP Adjustment                         350                412                   474               545
Less:  Old ESOP Adjustment          (1)              0                  0                     0                 0
Plus:  New SOP 93-6 ESOP Shares     (2)             35                 41                    47                54
Plus:  Old SOP 93-6 ESOP Shares     (2)              0                  0                     0                 0
                                                    --                 --                    --                --
Shares for all EPS Calculations                  4,063              4,779                 5,496             6,320


Dilution of Stock Options     10.78%
Dilution of MRP                4.31%

                                                 May 31, 1997 12 Months Earnings
                                                                 With Foundation



                                   EXHIBIT 9


                            THE WARWICK SAVINGS BANK
                    PRO-FORMA ANALYSIS SHEET WITH FOUNDATION
                                INCLUDES SOP 93-6

Name of Association:                     THE WARWICK SAVINGS BANK
Date of Letter to Association:                    9/21/97
Date of Market Prices:                            9/15/97

                                                        Comparable                              All Publicly       Recent Standard
                                                        Companies          State Thrifts       Traded Thrifts     Conversion Thrifts
                                         Warwick        ---------          -------------       --------------     ------------------
                             Symbols      Value      Mean       Median    Mean       Median    Mean     Median    Mean        Median
                             -------      -----      ----       ------    ----       ------    ----     ------    ----        ------
Price-Earnings Ratio           P/E
--------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       10.75
 At Midpoint of Range                      12.20     24.51      19.82     31.29      23.78     29.59     23.05    23.70       23.20
 At Maximum of Range                       13.51
 At SuperMaximum of Range                  14.71

Price-Book Ratio               P/B
----------------
 Last Twelve Months                    N/A
 At Minimum of Range                       67.43%
 At Midpoint of Range                      72.05%   135.43%    137.34%   160.15%    149.84%   154.36%   142.29%   71.10%      71.90%
 At Maximum of Range                       75.93%
 At SuperMaximum of Range                  79.62%

Price-Tangible Book Ratio      P/TB
-------------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       67.43%
 At Midpoint of Range                      72.05%   137.88%    137.34%   174.96%    156.79%   160.81%   145.44%   71.10%      71.90%
 At Maximum of Range                       75.93%
 At SuperMaximum of Range                  79.62%

Price-Assets Ratio             P/A
------------------
 Last Twelve Months                    N/A
 At Minimum of Range                       13.21%
 At Midpoint of Range                      15.23%    15.41%     14.55%    17.11%     14.24%    17.84%    15.50%   17.10%      17.00%
 At Maximum of Range                       17.19%
 At SuperMaximum of Range                  19.34%

Valuation Parameters
--------------------
Twelve Mos. Earning Base          Y
  Period Ended May 31, 1997                             $  2,866 (1)

Pre-Conversion Book Value         B
  As of May 31, 1997                                    $ 28,114

Pre-Conversion Assets             A
  As of May 31, 1997                                    $286,545

Return on Money                   R                         3.47%(2)

Conversion Expenses                                     $  1,906
                                  X                         3.93%(3)

Proceeds Not Invested                                   $  5,994 (4)

Estimated ESOP Borrowings                               $  3,996
ESOP Purchases                    E                         8.24%
Cost of ESOP Borrowings                                 $    400 (5)
Cost of ESOP Borrowings           S                         0.00%
Amort of ESOP Borrowings          T                           10 Years

Amort of MRP Amount               N                            5 Years
Estimated MRP Amount                                    $  1,998 (6)
MRP Purchases                     M                         4.12%
MRP Expense                                             $    400

Foundation Amount                                       $  1,455 (7)
Foundation Amount                 F                         3.00% 3.00%
Foundation Opportunity Cost                             $     50
Tax Benefit                       Z                     $    582 (8)

Tax Rate                         TAX                       40.00%

Percentage Sold                  PCT                      100.00%

Amount to be Issued to Public                           $ 48,500 (9)

Earnings Multiplier                                         1.00

(1)  The expenses of the Foundation are not considered.
(2) Net Return assumes a reinvestment rate of 5.78 percent (the 1 year Treasury at May 31, 1997), and a tax rate of 40%.
(3) Conversion expenses reflect estimated expenses as presented in the offering document.
(4)  Includes Stock from ESOP and MRP
(5)  Assumes ESOP is amortized straight line over ten years.
(6)  Assumes MRP is amortized straight line over five years.
(7)  The Foundation is assumed to be 3.0% of the gross proceeds.
(8)  The after-tax benefit of the Foundation is assumed to be 40% of Foundation.
(9)  The amount to be offered to public.

                              PRO FORMA CALCULATION

Calculation of Estimated Value (V) at Midpoint Value

3.     V=                  P/E*Y                             =       $48,500
                           -----
        1-P/E*PCT*((1-X-E-M-F)*R-(1-TAX)*E/T-(1-TAX)*M/N)

2.     V=                P/B*(B+Z)                           =       $48,500
                 1-P/B*PCT*(1-X-E-M-F)

1.     V=          P/A*A                                             $48,500
                   -----
            1-P/A*PCT*(1-X-E-M-F)

                                                PRE-FOUNDATION
---------------------------------------------------------------------------------------------------------------------
                                                                                                  Implied
                               Total   Price per     Total    Exchange   Conversion   Exchange     Gross     Exchange
Conclusion                     Shares    Share       Value     Shares      Shares       Ratio     Proceeds     Value
Appraised Value - Midpoint     4,850      $10       $48,500       -         4,850      #DIV/0!    $48,500       $0
Appraised Value - Minimum      4,123      $10       $41,225       -         4,123      #DIV/0!    $41,225       $0
Appraised Value - Maximum      5,578      $10       $55,775       -         5,578      #DIV/0!    $55,775       $0
Appraised Value - Superrange   6,414      $10       $64,141       -         6,414      #DIV/0!    $64,141       $0


                                                        PROFORMA EFFECT OF CONVERSION PROCEEDS
                                                                AS OF MAY 31, 1997
                                                              (DOLLARS IN THOUSANDS)
                                                ---------------------------------------------------------
                                                MINIMUM         MIDPOINT        MAXIMUM         SUPERMAX
                                                ---------------------------------------------------------
Conversion Proceeds
-------------------
Total Shares Offered                               4,123           4,850            5,578          6,414
Conversions Shares Offered                         4,123           4,850            5,578          6,414
Price Per Share                                      $10             $10              $10            $10
                                                ---------------------------------------------------------
Gross Proceeds                                  $ 41,225        $ 48,500        $ 55,775        $ 64,141
Plus: Value issued to Foundation        (9)        1,237           1,455           1,673           1,924
                                                ---------------------------------------------------------
Pro Forma Market Capitalization                 $ 42,462        $ 49,955        $ 57,448        $ 66,065
                                                =========================================================
Gross Proceeds                                  $ 41,225        $ 48,500        $ 55,775        $ 64,141
Less: Est. Conversion Expenses                  $  1,781        $  1,906        $  2,031        $  2,175
                                                ---------------------------------------------------------
Net Cash Proceeds                               $ 39,444        $ 46,594        $ 53,744        $ 61,966
                                                =========================================================
Net Cash Proceeds                               $ 39,444        $ 46,594        $ 53,744        $ 61,966
Less: ESOP Adjustment                   (3)     $  3,397        $  3,996        $  4,596        $ 15,285
Less: MRP Adjustment                    (3)     $  1,698        $  1,996        $  2,298        $  2,643
                                                ---------------------------------------------------------
Net Proceeds Reinvested                         $ 34,349        $ 40,600        $ 46,850        $ 54,038
                                                =========================================================
Earnings Before Conversion                      $  2,866        $  2,866        $  2,866        $  2,866
Estimated Incremental Return                    $  1,191        $  1,408        $  1,625        $  1,874
Less: Cost of ESOP                      (4)     $      0        $      0        $      0        $      0
Less: Amortization of ESOP              (7)     $    204        $    240        $    276        $    317
Less: MRP Adjustment                    (8)     $    204        $    240        $    276        $    317
                                                ---------------------------------------------------------
Pro-forma Incremental Net Income                $    783        $    928        $  1,073        $  1,240
                                                ---------------------------------------------------------
Pro Forma Earnings Excluding Adjustment         $  3,649        $  3,794        $  3,939        $  4,106
Earnings Adjustment                             $      0        $      0        $      0        $      0
                                                ---------------------------------------------------------
Earnings After Conversion                       $  3,649        $  3,794        $  3,939        $  4,106

Pro-forma Net Worth
-------------------
Net Worth at May 31, 1997                       $ 28,114        $ 28,114        $ 28,114        $ 28,114
Net Conversion Proceeds                         $ 39,444        $ 46,594        $ 53,744        $ 61,966
Plus: MHC Adjustment                            $      0        $      0        $      0        $      0
Plus: After tax Foundation Contribution         $    495        $    582        $    669        $    770
Less: ESOP Adjustment                   (1)       (3,397)         (3,996)         (4,596)         (5,285)
Less: MRP Adjustment                    (2)       (1,698)         (1,998)         (2,298)         (2,643)
                                                ---------------------------------------------------------
Pro-forma Net Worth                             $ 62,958        $ 69,296        $ 75,633        $ 82,922

Pro-forma Tangible Net Worth
----------------------------
Pro-forma Net Worth                             $ 62,958        $ 69,296        $ 75,633        $ 82,922
Less: Intangible                        (5)     $      0        $      0        $      0        $      0
                                                ---------------------------------------------------------
Pro-forma Tangible Net Worth                    $ 62,958        $ 69,296        $ 75,633        $ 82,922

Pro-forma Assets
----------------
Total Assets at May 31, 1997                    $286,545        $286,545        $286,545        $286,545
Net Conversion Proceeds                         $ 39,444        $ 46,594        $ 53,744        $ 61,966
Plus: MHC Adjustment                            $      0        $      0        $      0        $      0
Plus: Tax Benefit of Foundation                 $    495        $    582        $    669        $    770
Less: ESOP Adjustment                   (1)       (3,397)         (3,996)         (4,596)         (5,285)
Less: MRP Adjustment                    (2)       (1,698)         (1,998)         (2,298)         (2,643)
                                                ---------------------------------------------------------
Pro-forma Assets Excluding Adjustment            321,389         327,727         334,064         341,353
Plus: Adjustment                                       0               0               0               0
                                                ---------------------------------------------------------
Pro-forma Total Assets                          $321,389        $327,727        $334,064        $341,353

Pre Share Data
--------------
Net Worth at May 31, 1997                       $   6.62        $   5.63        $   4.89        $   4.26
Estimated Net Proceeds                          $   9.29        $   9.33        $   9.36        $   9.38
Plus: MHC Adjustment                            $   0.00        $   0.00        $   0.00        $   0.00
Plus: Foundation Contribution                   $   0.12        $   0.12        $   0.12        $   0.12
Less: ESOP Stock                                $  (0.80)       $  (0,80)       $  (0.80)       $  (0.80)
Less: MRP Stock                                 $  (0.40)       $  (0.40)       $  (0.40)       $  (0.40)
                                                ---------------------------------------------------------
Pro-forma Net Worth Per Share                   $  14.83        $  13.88        $  13.17        $  12.56
Less: Intangible                                $   0.00        $   0.00        $   0.00        $   0.00
                                                ---------------------------------------------------------
Pro-forma Tangible Net Worth Per Share          $  14.83        $  13.88        $  13.17        $  12.56

Historical Earnings Per Share           (8)     $   0.73        $   0.62        $   0.54        $   0.47
Incremental return Per Share            (8)     $   0.30        $   0.30        $   0.30        $   0.31
ESOP Adjustment Per Share               (8)     $  (0.05)       $  (0.05)       $  (0.05)       $  (0.05)
MRP Adjustment Per Share                (8)     $  (0.05)       $  (0.05)       $  (0.05)       $  (0.05)
Earnings Adjustment                     (8)     $   0.00        $   0.00        $   0.00        $   0.00
                                                ---------------------------------------------------------
Proforma Earnings Per Share             (8)     $   0.93        $   0.82        $   0.74        $   0.68

Shares Utilized                                    3,940           4,636           5,331           6,131

Pro-forma Ratios
----------------
Price/EPS without Adjustment                       10.75           12.20           13.51           14.71
Price/EPS with Adjustment                          10.75           12.20           13.51           14.71
Price/Book Value per Share                        67.43%          72.05%          75.93%          79.62%
Price/Tangible Book Value                         67.43%          72.05%          75.93%          79.62%
Market Value/Assets                               13.21%          15.23%          17.19%          19.34%
                                                ---------------------------------------------------------

(1) ESOP Borrowings are deducted from net worth and assets, and amortized over 10 years.
(2) MRP Borrowings are omitted from net worth and assets, and amortized over 5 years.
(3) Consists of ESOP and MRP amortization.
(4) The ESOP loan is from Holding Company and therefore, there are no costs.
(5) Not applicable
(6) Not applicable
(7) ESOP and MRP are amortized over 10 and 5 years respectively, and tax impacted at 40%.
(8) All EPS computations are done in accordance with SOP 93-6.
(9) The Foundation is assumed to be 3.0% of Gross Proceeds.

Total Shares Offered                    4,123                  4,850                 5,578                 6,414
Price Per Share                            10                     10                    10                    10
                                    -----------------------------------------------------------------------------
Gross Proceeds                         41,225                 48,500                55,775                64,141
Estimated Insider Purchases            -1,500                 -1,500                -1,500                -1,500
ESOP Purchases                         -3,397                 -3,996                -4,596                -5,285
                                    -----------------------------------------------------------------------------
Proceeds to Base Fee On                36,328                 43,004                49,679                57,356
Underwriters Percentage                  1.88%                  1.88%                 1.88%                 1.88%
                                    -----------------------------------------------------------------------------
Underwriters Fee                          681                    806                   931                 1,075
Advisory Fee                                0                      0                     0                     0
                                    -----------------------------------------------------------------------------
Total Underwriters Fee                    681                    806                   931                 1,075
All Other Expenses                      1,100                  1,100                 1,100                 1,100
                                    -----------------------------------------------------------------------------
Total Expense                           1,781                  1,906                 2,031                 2,175

Shares Outstanding                      4,246                  4,996                 5,745                 6,607
Less:  New ESOP Adjustment                340                    400                   460                   529
Less:  Old ESOP Adjustment                  0                      0                     0                     0
Plus:  New SOP 93-6 ESOP Shares            34                     40                    46                    53
Plus:  Old SOP 93-6 ESOP Shares             0                      0                     0                     0
                                           --                     --                    --                    --
Shares for all EPS Calculations         3,940                  4,636                 5,331                 6,131


Dilution of Stock Options                 10.78%
Dilution of RRP                            4.31%

                                                   POST FOUNDATION
--------------------------------------------------------------------------------------------------------------------------------
                  SHARES                  SHARES ISSUED                                         IMPLIED
                ISSUED AND    PRICE PER        TO            TOTAL     EXCHANGE    CONVERSION   EXCHANGE      GROSS     EXCHANGE
                 EXCHANGED      SHARE      FOUNDATION       SHARES      SHARES       SHARES      RATIO       PROCEEDS     VALUE
Minimum           4,123          $10           124          4,246         -          4,123      #DIV/0!      $41,225       $0
Midpoint          4,850          $10           146          4,996         -          4,850      #DIV/0!      $48,500       $0
Maximum           5,578          $10           167          5,745         -          5,578      #DIV/0!      $55,775       $0
Supermaximum      6,414          $10           192          6,607         -          6,414      #DIV/0!      $64,141       $0

                                   EXHIBIT 10

                                  [FINPRO LOGO]


        ABOUT THE FIRM

FinPro, Inc. was established in 1988 as a full service management consulting firm specializing in providing advisory services to the Financial Institutions Industry. FinPro provides management advisory services for Banks, Thrifts, Finance Companies and NonBank Banks. Additionally, FinPro has performed work for the Federal Bankruptcy Court, Federal Deposit Insurance Corporation, Office of Thrift Supervision and the Resolution Trust Corporation. FinPro is recognized as an expert in banking and in loan analysis by the Federal Bankruptcy Court.

FinPro is independently owned, not associated or affiliated with any transaction
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analytical recommendations. FinPro believes that a client deserves to be told all of the alternatives, along with their associated benefits and downsides and that a decision should be made on its merits. This uniquely positions FinPro as an objective third party willing to suggest the unpopular strategies, unlike its competitors who rely on a transaction to get paid.

FinPro is headquartered in Liberty Corner, New Jersey and has a branch office in Buffalo, New York. FinPro focuses geographically on the Mid-Atlantic region, but has performed work in all other regions across the nation.

FinPro principals are frequent speakers and presenters at financial institution trade association functions. In addition, FinPro designed the STATISTICAL REPORT ANALYSIS currently produced quarterly by the New Jersey Savings League for its members. FinPro also hosts a tri-annual President's Breakfast for Presidents of New Jersey Community Banks.

FinPro maintains a library of databases encompassing bank and thrift capital markets data, census data, branch deposit data, national peer data, market research data along with many other related topics. As such, FinPro can provide quick, current and precise analytical assessments based on timely data. In addition, FinPro's geographic mapping capabilities give it a unique capability to thematically illustrate multiple issues and to provide targeted marketing opportunities to its clients.



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FinPro has also designed and built PC-based software programs to utilize as tools in its work.
Examples include:

     - A proprietary software program (LaRS (R)) to perform loan review analytics.

     -    A duration based asset/liability model.

     - A five year strategic planning, three year business planning, and one year budgetary model that completely simulates an entire institution.

     -    A branch and product profitability model.

     -    A market performance grid and branch improvement grid model.

Using systems such as these, FinPro provides state-of-the-art end products in all of its product and service areas.
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----------------------
KEY PLAYER BIOGRAPHIES
----------------------

     DONALD J. MUSSO -- MANAGING DIRECTOR AND PRESIDENT

          Donald founded FinPro, Inc. in 1987 as a consulting and investment banking firm located in New Jersey that specializes in providing advisory services to the financial institutions industry. Mr. Musso has a broad background in capital markets, bank valuations, enhancing franchise value, corporate finance, mergers and acquisitions, asset/liability management, strategic planning, market feasibility and differentiation, branch acquisition, sales, consolidation and profitability, financial modeling and analysis, balance sheet restructuring, product and segment profitability, business development and project management. Besides his consulting experience, he has solid industry experience, having worked for two $10 billion plus east coast financial institutions.

          Mr. Musso has provided expert testimony on financial institutions matters for the Federal Bankruptcy Court, the Office of Thrift Supervision and the United States Attorney's Office.

          He is a frequent speaker on Financial Institution related topics and has assisted trade groups in various activities.

          Prior to establishing FinPro, Donald had direct industry experience having managed the Corporate Planning and Mergers and Acquisitions departments for Meritor Financial Group, a $20 billion institution in Philadelphia. Before that, he had responsibility for the banking, thrift and real estate consulting practice in the State of New Jersey for Deloitte Haskins & Sells.

          Donald has a B.S. in Finance from Villanova University and a M.B.A. in Finance from Fairleigh Dickenson University.

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STEVEN P. MUSSO -- MANAGING DIRECTOR

     Steve joined FinPro in 1989 and is one of the founding members of the firm. He has extensive experience in performing a wide array of market feasibility studies, branch profitability analysis, CRA analysis, loan reviews and work-outs and strategic planning engagements.

     Steve manages the FinPro office in Western New York. Additionally, he is responsible for managing many strategic planning, loan reviews, market feasibility and CRA engagements.

     Steve is responsible for the development of FinPro's CRA, market feasibility and Loan Review products.

     Steve is currently a licensed real estate agent in New Jersey. Prior to joining FinPro he practiced real estate in Philadelphia, Pennsylvania.

     Mr. Musso has a B.S. in Finance from Syracuse University.

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KENNETH G. EMERSON, CPA -- DIRECTOR

     Ken joined FinPro in October 1996 and has concentrated on bank valuations, strategic plans, and branch profitability. His twelve years of experience at banks and brokerage firms, with respect to accounting, reporting, and information systems serve him well in this capacity. Ken's prior employers include Summit Bancorp, Valley Savings Bank, Howard Savings Bank, Cateret Mortgage Company, CIT Data Corp., and Mahler & Emerson Inc. While at those institutions his responsibilities included asset/liability, cash, back office, operations, objective, and LAN management, in addition to regulatory reporting (FRB, FDIC, OTS, State of New Jersey Department of Banking, and NASD), SEC reporting, shareholder reporting, budgeting, acquisitions, sales, conversions, interfaces, and FASB implementation.

     Mr. Emerson has a B.A. in Accounting from Franklin & Marshall College.

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DENNIS E. GIBNEY -- SENIOR FINANCIAL ANALYST

     Dennis has been concentrating on the firm's asset/liability products. Market feasibility, competitive analysis, branch profitability and branch sales/acquisitions are other areas of specialization.

     Dennis joined the firm in June of 1996. He received a B.S. from Babson College with a triple-major in Finance, Investments and Economics. Prior to joining the firm, Dennis received broad based experience in the securities industry.

     Dennis worked for Merrill Lynch & Co. supporting their Mortgage-Backed trading desk in New York as an Allocations Specialist and for Sandler O'Neill & Partners, where he provided sales and trade support.